            As filed with the Securities and Exchange Commission on May 11, 2001
                                      Securities Act Registration No. __________

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-effective Amendment No.  ____             Post-effective Amendment No.  ____
                        (Check appropriate box or boxes)

                          AIM INTERNATIONAL FUNDS, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                11 Greenway Plaza
                                    Suite 100
                                Houston, TX 77046
                  ---------------------------------------------
                    (Address of Principal Executive Offices)
                  Registrant's Telephone Number: (713) 626-1919

Name and Address of Agent for Service:               Copy to:

CAROL F. RELIHAN, ESQUIRE                 THOMAS H. DUNCAN, ESQUIRE
A I M Advisors, Inc.                      Ballard Spahr Andrews & Ingersoll, LLP
11 Greenway Plaza                         1225 17th Street
Suite 100                                 Suite 2300
Houston, TX 77046                         Denver, CO 80202

         Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

         It is proposed that this filing will become effective on June 13, 2001 pursuant to Rule 488.

         The title of the securities being registered is AIM International Equity Fund Class A shares, Class B shares and Class C shares. No filing fee is due in reliance on Section 24(f) of the Investment Company Act of 1940.

                              AIM JAPAN GROWTH FUND
                                 a Portfolio of
                                AIM GROWTH SERIES
                          11 Greenway Plaza, Suite 100
                              Houston, Texas 77046

                                                                   June __, 2001
Dear Shareholder:

         A special meeting of the shareholders of AIM Growth Series will be held on August 17, 2001. At that meeting, you will be asked to elect as trustees of AIM Growth Series the individuals that are identified in this combined proxy statement and prospectus. The Board of Trustees recommends that you vote FOR the election of those trustees.

         The enclosed combined proxy statement and prospectus also seeks your approval of a proposed combination of AIM Japan Growth Fund with AIM International Equity Fund. AIM Japan Growth Fund ("Japan Growth") is an investment portfolio of AIM Growth Series, a Delaware business trust. AIM International Equity Fund ("International Equity") is an investment portfolio of AIM International Funds, Inc., a Maryland corporation.

         The investment objective of Japan Growth and International Equity are the same. Each fund seeks long-term growth of capital. A I M Advisors, Inc. serves as the investment adviser to Japan Growth and International Equity. As discussed in the accompanying document, International Equity is significantly larger than Japan Growth, and can invest in securities issued by companies located anywhere in the world, while Japan Growth focuses its investments in Japanese companies. International Equity has generally provided a better return to its shareholders than Japan Growth, and International Equity's ratio of expenses to net assets is lower than that of Japan Growth. The accompanying document describes the proposed transaction and compares the investment policies, operating expenses and performance history of Japan Growth and International Equity in more detail. You should review the enclosed materials carefully.

         Shareholders of Japan Growth are being asked to approve an Agreement and Plan of Reorganization by and among AIM Growth Series, AIM International Funds, Inc. and A I M Advisors, Inc., that will govern the reorganization of Japan Growth into International Equity. After careful consideration, the Board of Trustees of AIM Growth Series has unanimously approved the proposal and recommends that you vote FOR the proposal.

         Your vote is important. Please take a moment after reviewing the enclosed materials to sign and return your proxy card in the enclosed postage paid return envelope. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Georgeson Shareholder Communications, Inc., reminding you to vote your shares. You may also vote your shares on the internet at http://www.aimfunds.com by following the instructions that appear on the enclosed proxy insert.


                                                 Sincerely,

                                                 /s/ ROBERT H. GRAHAM
                                                 ---------------------------
                                                 Robert H. Graham
                                                 Chairman

                              AIM JAPAN GROWTH FUND
                                 A PORTFOLIO OF
                                AIM GROWTH SERIES
                          11 GREENWAY PLAZA, SUITE 100
                            HOUSTON, TEXAS 77046-1173

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 17, 2001

         TO THE SHAREHOLDERS OF AIM JAPAN GROWTH FUND:

         NOTICE IS HEREBY GIVEN that a Special Meeting of shareholders of AIM Growth Series ("AGS") will be held at 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173 on August 17, 2001, at 3:00 p.m., local time. At the Special Meeting, shareholders of AIM Japan Growth Fund ("Japan Growth"), an investment portfolio of AGS, will be asked to consider the following proposals:

         1. To elect twelve trustees of AGS, each of which will serve until his or her successor is elected and qualified.

         2. To approve an Agreement and Plan of Reorganization (the "Agreement") by and among AGS, acting on behalf of Japan Growth, AIM International Funds, Inc. ("AIF"), acting on behalf of AIM International Equity Fund ("International Equity") and A I M Advisors, Inc. The Agreement provides for the combination of Japan Growth with International Equity (the "Reorganization"). Pursuant to the Agreement, all of the assets of Japan Growth will be transferred to International Equity. International Equity will assume all of the liabilities of Japan Growth, and AIF will issue Class A shares of International Equity to Japan Growth's Class A shareholders, Class B shares of International Equity to Japan Growth's Class B shareholders, and Class C shares of International Equity to Japan Growth's Class C shareholders. The value of each Japan Growth shareholder's account with International Equity immediately after the Reorganization will be the same as the value of such shareholder's account with Japan Growth immediately prior to the Reorganization. The Reorganization has been structured as a tax-free transaction. No initial sales charge will be imposed in connection with the Reorganization.

         3. To transact any other business, not currently contemplated, that may properly come before the Special Meeting, in the discretion of the proxies or their substitutes.

                  Shareholders of record as of the close of business on May 30, 2001, are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

         Shareholders are requested to execute and return promptly in the enclosed envelope the accompanying proxy, which is being solicited by the management of AGS. You may also vote your shares through a website established for that purpose by following the instructions on the enclosed proxy insert. Your vote is important for the purpose of ensuring a quorum at the Special Meeting. Proxies may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to AGS or by voting in person at the Special Meeting.


                                                 /s/ CAROL F. RELIHAN
                                                 ------------------------------
                                                 Carol F. Relihan
                                                 Vice President and Secretary

June __, 2001

                              AIM JAPAN GROWTH FUND
                                 A PORTFOLIO OF
                                AIM GROWTH SERIES
                          11 GREENWAY PLAZA, SUITE 100
                            HOUSTON, TEXAS 77046-1173
                            TOLL FREE: (800) 454-0327

                          AIM INTERNATIONAL EQUITY FUND
                                 A PORTFOLIO OF
                          AIM INTERNATIONAL FUNDS, INC.
                                11 GREENWAY PLAZA
                                    SUITE 100
                            HOUSTON, TEXAS 77046-1173
                            TOLL FREE: (800) 454-0327

                     COMBINED PROXY STATEMENT AND PROSPECTUS

                              Dated: June __, 2001

         This document is being furnished in connection with a special meeting of shareholders of AIM Growth Series ("AGS"), a Delaware business trust, to be held on August 17, 2001 (the "Special Meeting"). At the Special Meeting, the shareholders of AGS are being asked to elect trustees. The Board of Trustees of AGS recommends that you vote for the election of trustees named in this combined proxy statement and prospectus.

         The shareholders of AIM Japan Growth Fund ("Japan Growth"), an investment portfolio of AGS, will also be asked to consider and approve an Agreement and Plan of Reorganization (the "Agreement") by and among AGS, acting on behalf of Japan Growth, AIM International Funds, Inc. ("AIF"), acting on behalf of AIM International Equity Fund ("International Equity"), and A I M Advisors, Inc. ("AIM Advisors"). The Agreement provides for the combination of Japan Growth with International Equity (the "Reorganization"). The Board of Trustees of AGS has unanimously approved the Agreement and Reorganization as being in the best interest of the shareholders of Japan Growth.

         Pursuant to the Agreement, all of the assets of Japan Growth will be transferred to International Equity, International Equity will assume all of the liabilities of Japan Growth, and AIF will issue Class A shares of International Equity to Japan Growth's Class A shareholders, Class B shares of International Equity to Japan Growth's Class B shareholders, and Class C shares of International Equity to Japan Growth's Class C shareholders. The value of each Japan Growth shareholder's account with International Equity immediately after the Reorganization will be the same as the value of such shareholder's account with Japan Growth immediately prior to the Reorganization. The Reorganization has been structured as a tax-free transaction. No initial sales charge will be imposed in connection with the Reorganization.

         International Equity is a series portfolio of AIF, an open-end, series management investment company. The investment objective of International Equity is the same as the investment objective of Japan Growth -- long-term growth of capital. Japan Growth seeks to meet its investment objective by investing primarily in equity securities of issuers domiciled in Japan while International Equity invests in a diversified portfolio of international equity securities. See "Comparison of Investment Objectives and Policies."

         This Combined Proxy Statement and Prospectus ("Proxy
Statement/Prospectus") sets forth the information that a shareholder of Japan Growth should know before voting on the Agreement. It should be read and retained for future reference.

         The current Prospectus of Japan Growth, dated May 1, 2001 (the "Japan Growth Prospectus"), together with the related Statement of Additional Information also dated May 1, 2001, are on file with the Securities and Exchange Commission (the "SEC") and are incorporated by reference herein. The Prospectus of International Equity dated March 1, 2001 (the "International Equity Prospectus"), and the related Statement of Additional Information also dated March 1, 2001, as supplemented May 4, 2001, have been filed with the SEC and are incorporated by reference herein. A copy of the International Equity Prospectus is attached as Appendix II to this Proxy Statement/Prospectus. The SEC maintains a website at http://www.sec.gov that contains the prospectuses and statements of additional information described above, material incorporated by reference, and other information about AGS and AIF. These documents are also available without charge by writing to A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739, or by calling (800) 347-4246. Additional information about Japan Growth and International Equity may also be obtained on the internet at http://www.aimfunds.com.

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY
STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

                                                                             Page
                                                                             ----
INTRODUCTION ...............................................................   1

PROPOSAL 1: ELECTION OF TRUSTEES OF AIM GROWTH SERIES ......................   2
         Nominees for Trustee ..............................................   2
         Responsibilities of the Board .....................................   6
         Reasons for Election of Trustees at the Present Time ..............   6
         Length of Service by the Trustees on the Board ....................   7
         Ways in Which the Board Represents Your Interests .................   7
         Committees of the Board ...........................................   8
         Board Meetings ....................................................   8
         Compensation of the Trustees ......................................   9
         AIM Funds Retirement Plan for Eligible Trustees/Directors .........  10
         Deferred Compensation Agreements ..................................  11
         Compensation of AGS Officers ......................................  12
         Auditors ..........................................................  12
         The Board's Recommendation on Proposal 1 ..........................  12

PROPOSAL 2: APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION ...............  13

Synopsis ...................................................................  13
         The Reorganization ................................................  13
         Reasons for the Reorganization ....................................  13
         Comparison of International Equity and Japan Growth ...............  14

Risk Factors ...............................................................  19
         Comparative Risks .................................................  19
         Risks Associated with International Equity ........................  19

Comparison of Investment Objectives and Policies ...........................  21
         Investment Objectives of International Equity and Japan Growth ....  21
         Investment Policies of International Equity .......................  21
         Investment Policies of Japan Growth ...............................  21
         International Equity Portfolio Management .........................  22
         Management's Discussion and Analysis of Performance ...............  22

Financial Highlights .......................................................  22

Additional Information About the Agreement .................................  26
         Terms of the Reorganization .......................................  26
         The Reorganization ................................................  26
         Board Considerations ..............................................  26
         Other Terms .......................................................  29
         Federal Tax Consequences ..........................................  30

         Accounting Treatment ..............................................  32

Additional Information About International Equity and Japan Growth .........  32

Rights of Shareholders .....................................................  32

Ownership of International Equity and Japan Growth Shares ..................  36
         Significant Holders ...............................................  36
         Ownership of Officers and Directors/Trustees ......................  37

Capitalization .............................................................  37

Legal Matters ..............................................................  38

Information Filed with the Securities and Exchange Commission ..............  39


APPENDIX I ................................ Agreement and Plan of Reorganization
APPENDIX II ................................. Prospectus of International Equity
APPENDIX III.......... International Equity Discussion & Analysis of Performance

         The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM LINK, AIM Institutional Funds, aimfunds.com, Invest with DISCIPLINE, Invierta con DISCIPLINA, La Familia AIM de Fondos, and La Familia AIM de Fondos and Design are registered service marks, and AIM Bank Connection and AIM Internet Connect are service marks of A I M Management Group Inc.


         No dealer, salesperson or any other person has been authorized to give any information or to make any representation other than those contained in this prospectus, and you should not rely on such other information or representations.

                                  INTRODUCTION

         This Proxy Statement/Prospectus is furnished in connection with the solicitation of proxies by the Board of Trustees of AGS from the shareholders of Japan Growth for use at the special meeting of shareholders to be held at 11 Greenway Plaza, Suite 100, Houston, TX 77046, on August 17, 2001, at 3:00 p.m., local time (such meetings and any adjournments thereof are referred to as the "Special Meeting").

         All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained therein. If no instructions are given, shares represented by proxies will be voted FOR the election of trustees and the proposal to approve the Agreement and in accordance with management's recommendation on other matters. The presence in person or by proxy of one-third of the shares of beneficial interests that are issued and outstanding in Japan Growth at the Special Meeting will constitute a quorum. If a quorum is present, the affirmative vote of a plurality of votes cast is necessary to elect trustees, and approval of the Agreement by Japan Growth requires the affirmative vote of a majority of the shares cast by shareholders of Japan Growth. Abstentions and broker non-votes will be counted as shares present at the Special Meeting for quorum purposes, but will not be considered votes cast at the Special Meeting. Broker non-votes arise from a proxy returned by a broker holding shares for a customer which indicates that the broker has not been authorized by the customer to vote on a proposal. Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of AGS. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his proxy and vote in person. Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.

         Shareholders of record as of the close of business on May 30, 2001 (the "Record Date"), are entitled to vote at the Special Meeting. On the Record Date, there were __________ Class A shares, _____ Class B shares, and ________ Class C shares of Japan Growth outstanding. Each share is entitled to one vote for each full share held, and a fractional vote for a fractional share held.

         AGS has engaged the services of Georgeson Shareholder Communications, Inc. ("GSC") to assist it in the solicitation of proxies for the Special Meeting. AGS expects to solicit proxies principally by mail, but AGS or GSC may also solicit proxies by telephone, facsimile or personal interview. AGS's officers will not receive any additional or special compensation for any such solicitation. The cost of shareholder solicitation is anticipated to be approximately $112,000. Japan Growth and International Equity will bear their own costs and expenses incurred in connection with the Reorganization. However, A I M Advisors, Inc. ("AIM Advisors") has agreed to reimburse expenses and waive certain of its fees so that the expense cap for Japan Growth is not exceeded. As a result, it is expected that AIM Advisors will effectively bear all of the transaction expenses for Japan Growth.

         AGS intends to mail this Proxy Statement/Prospectus and the accompanying proxy on or about June __, 2001.

                                   PROPOSAL 1:
                    ELECTION OF TRUSTEES OF AIM GROWTH SERIES


         All of the shareholders of AGS will vote on the election of trustees. There are shareholders of other series of shares of AGS that, along with the shareholders of Japan Growth, constitute all of the shareholders of AGS.

NOMINEES FOR TRUSTEE

         For election of trustees at the meeting, the Board has approved the nomination of: Frank S. Bayley, Bruce L. Crockett, Owen Daly II, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley and Louis S. Sklar, each to serve as trustee until his or her successor is elected and qualified.

         The proxies will vote for the election of these nominees unless you withhold authority to vote for any or all of them in the proxy. Each of the nominees has indicated that he or she is willing to serve as trustee. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the trustees who are not interested persons of AGS, as defined in the Investment Company Act of 1940, as amended (the "1940 Act") (the "independent trustees"), may recommend.

         Messrs. Graham and Bayley and Miss Quigley are currently trustees of AGS, AIM Investment Funds, AIM Series Trust and AIM Floating Rate Fund (collectively, with their series portfolios, the "AIM Group I Funds"). Messrs. Crockett, Daly, Dowden, Dunn, Fields, Frischling, Mathai-Davis, Pennock and Sklar are not currently trustees of any of the AIM Group I Funds, but each does serve as a director/trustee of the following open-end management investment companies advised or managed by AIM Advisors: AIM Advisor Funds, AIM Equity Funds, AIM Funds Group, AIM International Funds, Inc., AIM Investment Securities Funds, AIM Special Opportunities Funds, AIM Summit Fund, AIM Tax-Exempt Funds, AIM Variable Insurance Funds, Short-Term Investments Co., Short-Term Investments Trust and Tax-Free Investments Co. (these investment companies and their series portfolios, if any, are referred to collectively as the "AIM Group II Funds," the AIM Group I Funds and the AIM Group II Funds together constitute the "AIM Funds"). Mr. Graham also serves as Chairman, President and a director/trustee of the AIM Group II Funds. Mr. Bayley and Miss Quigley are expected to be appointed directors/trustees of the AIM Group II Funds. No trustee or nominee is a party adverse to AGS or any of its affiliates in any material pending legal proceedings, nor does any trustee or nominee have an interest materially adverse to AGS.

         The following table sets forth information concerning the nominees:

NAME, ADDRESS AND AGE(VERIFY)     TRUSTEE SINCE         PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
**Frank S. Bayley (61)            AIM Investment        Partner, law firm of Baker & McKenzie;
Two Embarcadero Center            Funds: 5/30/87        Director and Co-Chairman, C.D. Stimson
Suite 2400                                              Company (a private investment company);
San Francisco, CA 94111           AIM Growth Series:    Trustee, The Badgley Funds; and Trustee of
                                  7/30/85               the AIM Group I Funds.

                                  AIM Series Trust:
                                  8/11/97

Bruce L. Crockett (57)                  N/A             Chairman, Crockett Technologies Associates
906 Frome Lane                                          (consulting firm), DataPipe.com, NetSat28,
McLean, VA 22102                                        Teletronics; and Director, ACE Limited
                                                        (insurance company), Databid.com, IBNET,
                                                        Multi-cast Technologies (internet video
                                                        streaming), Para-Protect Services, Inc.
                                                        (information systems security), University of
                                                        Rochester Board of Trustees. Formerly, Director,
                                                        President and Chief Executive Officer, COMSAT
                                                        Corporation; and Chairman, Board of Governors of
                                                        INTELSAT (international communications company).
                                                        Director/Trustee of the AIM Group II Funds.

***Owen Daly II (76)                    N/A             Formerly, Director, Cortland Trust, Inc.
Six Blythewood Road                                     (investment company), CF&I Steel Corp.,
Baltimore, MD 21210                                     Monumental Life Insurance Company and
                                                        Monumental General Insurance Company; and
                                                        Chairman of the Board of Equitable
                                                        Bancorporation. Director/Trustee of the AIM
                                                        Group II Funds.

NAME, ADDRESS AND AGE(VERIFY)     TRUSTEE SINCE         PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Albert R. Dowden (59)                   N/A             Chairman of the Board of Directors, Cortland
1815 Central Park Drive                                 Trust, Inc. (investment company) and DHJ
P.O. Box 774000 - PMB #222                              Media, Inc.; and Director, Magellan
Steamboat Springs, CO 80477                             Insurance Company. Formerly, Director,
                                                        President and Chief Executive Officer, Volvo
                                                        Group North America, Inc.; Senior Vice
                                                        President, AB Volvo; and Director, The Hertz
                                                        Corporation, Genmar Corporation (boat
                                                        manufacturer), National Media Corporation
                                                        and Annuity and Life Re (Holdings), Ltd.
                                                        Member of Advisory Board of Rotary Power
                                                        International. Director/Trustee of the AIM
                                                        Group II Funds.


Edward K. Dunn, Jr. (66)               N/A              Chairman of the Board of Directors,
2 Hopkins Plaza,                                        Mercantile Mortgage Corporation. Director,
8th Floor, Suite 805                                    Aegon USA Inc. (a subsidiary of Aegon N.V.).
Baltimore, MD 21201                                     Formerly, Vice Chairman of the Board of
                                                        Directors and President and Chief Operating
                                                        Officer, Mercantile-Safe Deposit & Trust
                                                        Co.; and President, Mercantile Bankshares.
                                                        Director/Trustee of the AIM Group II Funds.

Jack M. Fields (49)                    N/A              Chief Executive Officer, Texana Global, Inc.
434 New Jersey Avenue, S.E.                             (foreign trading company) and Twenty First
Washington, D.C. 20003                                  Century Group, Inc. (a governmental affairs
                                                        company); and Director, Telscape
                                                        International and Administaff. Formerly,
                                                        Member of the U.S. House of Representatives.
                                                        Director/Trustee of AIM Group II Funds.


****Carl Frischling (64)               N/A              Partner, Kramer Levin Naftalis & Frankel LLP
919 Third Avenue                                        (law firm). Director, Cortland Funds and
New York, NY 10022                                      Lazard Funds. Director/Trustee of the AIM
                                                        Group II Funds.

NAME, ADDRESS AND AGE(VERIFY)     TRUSTEE SINCE         PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
*Robert H. Graham (54)            AIM Investment        Director, President and Chief Executive
11 Greenway Plaza                 Funds: 8/31/98        Officer, A I M Management Group Inc.;
Suite 100                                               Director and President, A I M Advisors,
Houston, TX 77046-1173            AIM Growth Series:    Inc.; Director and Senior Vice President,
                                  8/31/98               AIM Capital Management, Inc., A I M
                                                        Distributors, Inc., AIM Fund Services, Inc.
                                  AIM Series Trust:     and Fund Management Company; and Director
                                  8/31/98               and Chief Executive Officer, Managed
                                                        Products, AMVESCAP PLC (parent of AIM and
                                                        global investment management firm).
                                                        Director/Trustee of the AIM Group I Funds
                                                        and the AIM Group II Funds.

Prema Mathai-Davis (50)                N/A              Member, Visiting Committee, Harvard
370 East 76th Street                                    University Graduate School of Education, New
New York, NY 10021                                      School University. Director, Covenant House,
                                                        Marymount School, New York Hall of Science.
                                                        Formerly, Chief Executive Officer, YWCA of
                                                        the USA; Commissioner, New York City
                                                        Department of the Aging; and Commissioner,
                                                        New York City Metropolitan Transportation
                                                        Authority. Director/Trustee of the AIM Group
                                                        II Funds.


Lewis F. Pennock (58)                  N/A              Partner, Pennock & Cooper (law firm).
6363 Woodway, Suite 825                                 Director/Trustee of the AIM Group II Funds.
Houston, TX 77057


**Ruth H. Quigley (66)            AIM Investment        Private investor; President, Quigley,
1055 California Street            Funds: 5/30/87        Friedlander & Co., Inc. (a financial
San Francisco, CA 94108                                 advisory services firm) from 1984 to 1986;
                                  AIM Growth Series:    and Trustee of the AIM Group I Funds.
                                  1/18/77

                                  AIM Series Trust:
                                  8/11/97

Louis S. Sklar (61)                    N/A              Executive Vice President, Development and
The Williams Tower                                      Operations, Hines Interests Limited
50th Floor                                              Partnership (real estate development).
2800 Post Oak Blvd.                                     Director/Trustee of the AIM Group II Funds.
Houston, TX 77056

* Mr. Graham is an interested person of AIM Advisors and the AIM Funds, as defined in the 1940 Act, primarily because of his positions with AIM and its affiliated companies, as set forth above, and through his ownership of stock of AMVESCAP PLC, which, through A I M Management Group Inc., owns all of the outstanding stock of AIM Advisors.

**       Dates of service based on predecessor funds.

***      The Board has extended Mr. Daly's retirement date to December 31, 2001.

****     Mr. Frischling is counsel to the independent directors/trustees of the
AIM Group II Funds.

RESPONSIBILITIES OF THE BOARD

         The Board is responsible for the general oversight of the business of AGS. The Board periodically reviews the investment performance of AGS's investment portfolios, including Japan Growth, as well as the quality of other services provided to AGS and its shareholders by each of AGS's service providers, including AIM Advisors and its affiliates. At least annually, the Board reviews the fees paid by AGS for these services and the overall level of the operating expenses of AGS's investment portfolios.

REASONS FOR ELECTION OF TRUSTEES AT THE PRESENT TIME

         Four trustees currently serve on the Board of AGS. Mr. C. Derek Anderson has announced his intention to retire in 2001 to pursue other business interests. This would result in only three trustees remaining on the Board.

         The Board has determined that it would be beneficial to have a board larger than three members. Expansion of the Board requires shareholder approval because, under the 1940 Act, the Board may fill vacancies or appoint new trustees only if, immediately thereafter, at least two-thirds of the trustees will have been elected by shareholders.

         The Nominating Committee of the Board has met to discuss Board candidates and has recommended that the persons who currently serve as independent directors/trustees of the AIM Group II Funds be nominated for election as trustees of AGS. In making such recommendation, the Nominating Committee took into consideration the knowledge, diversification of background and experience of the directors/trustees of the AIM Group II Funds. The Nominating Committee also considered other benefits of consolidating the boards of the AIM Group I Funds and the AIM Group II Funds, including uniform oversight and standardization of policies. The Nominating Committee also noted that administrative efficiencies may result from board consolidation, since having two separate boards results in duplication of fund expenses and management time in connection with administrative tasks related to board matters. The Nominating Committee also concluded that consolidating the boards would result in a per-fund decrease in trustee costs to each series portfolio of AGS, since directors'/trustees' fees would be allocated across all funds included in The AIM Family of Funds--Registered Trademark--.

         In connection with the consolidation of the boards, it is expected that Mr. Bayley and Miss Quigley would be appointed to the boards of the AIM Group II Funds.

         AIM Advisors supports the Board's decision to consolidate the boards of trustees of AIM Group I Funds and AIM Group II Funds.

LENGTH OF SERVICE BY THE TRUSTEES ON THE BOARD

         Trustees generally hold office until their successors are elected and qualified. Pursuant to a policy adopted by the Board, each duly elected or appointed independent trustee may continue to serve as a trustee until December 31 of the year in which the trustee turns 72. Independent trustees who were 65 or older and serving on the board of one or more of the AIM Funds when the policy was initially adopted in 1992 for the AIM Group II Funds may continue to serve until December 31 of the year in which the trustee turns 75. A trustee of AGS may resign or be removed for cause by a vote of the holders of a majority of the outstanding shares of that trust at any time. A majority of the Board may extend from time to time the retirement date of a trustee. The Board has agreed to extend the retirement date of Mr. Daly, who had he been a trustee of AGS otherwise would have retired December 31, 2000, to December 31, 2001. In making this decision, the Board took into account Mr. Daly's experience and active participation as a director and trustee of the AIM Group II Funds.

WAYS IN WHICH THE BOARD REPRESENTS YOUR INTERESTS

The Board seeks to represent shareholder interests by:

         o reviewing the investment performance of AGS's investment portfolios with the investment portfolios' portfolio managers and senior management of AIM Advisors;

         o reviewing the quality of the various other services provided to AGS and its shareholders by each of AGS's service providers, including AIM Advisors and its affiliates;

         o reviewing the fees paid to AIM Advisors and its affiliates to ensure that such fees remain reasonable and competitive with those of other mutual funds, while at the same time providing sufficient resources to continue to provide high-quality services in the future;

         o monitoring potential conflicts between AGS and AIM Advisors and its affiliates to help ensure that AGS's investment portfolios continue to be managed in the best interests of its shareholders; and

         o monitoring potential conflicts among Funds to help ensure that shareholders continue to realize the benefits of participation in a large and diverse family of funds.

COMMITTEES OF THE BOARD

         The standing Committees of the Board are the Audit Committee and the Nominating Committee.

         The members of each Audit Committee and Nominating Committee are Miss Quigley and Messrs. Anderson and Bayley. It is expected that all of the independent trustees will serve on these committees. The Audit Committee is responsible for:

         o considering management's recommendation of independent accountants for AGS and evaluating such accountants' independence, performance and fees;

         o reviewing and coordinating audit plans prepared by AGS's independent accountants;

         o reviewing financial statements contained in periodic reports to shareholders with AGS's independent accountants and management.

         The Nominating Committee is responsible for:

         o considering and nominating individuals to stand for election as independent trustees;

         o reviewing from time to time the compensation payable to the independent trustees; and

         o making recommendations to the Board regarding matters related to compensation.

         Each Nominating Committee will consider nominees recommended by a shareholder to serve as trustees, provided (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected, and
(ii) that the Nominating Committee or the Board, as applicable, shall make the final determination of persons to be nominated.

BOARD MEETINGS

         The Board typically conducts regular meetings eight (VERIFY) times a year. In addition, the Board or any Committee may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.

         During the fiscal year ended December 31, 2000 for AGS, the Board held [7] meetings, the Audit Committee held __ meetings, and the Nominating Committee held __ meetings. All of the current trustees and Committee members then serving attended at least 75% of the meetings of the Board or applicable Committee, if any, held during the most recent fiscal year.

COMPENSATION OF THE TRUSTEES

         Each trustee is reimbursed for expenses incurred in connection with each meeting of the Board or any Committee attended. Each trustee who is not also an officer of AGS is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a trustee/director of some or all of the AIM Funds. Each such trustee receives a fee, allocated among the funds for which he or she serves as a trustee/director, which consists of an annual retainer component and a meeting fee component.

         Set forth below is information regarding compensation paid or accrued for each trustee:

                                                     RETIREMENT           TOTAL
                                                   BENEFITS ACCRUED     COMPENSATION
                        AGGREGATE COMPENSATION        BY ALL AIM           FROM
     TRUSTEE                  FROM AGS(1)              FUNDS(2)       ALL AIM FUNDS(3)
     -------            ----------------------     ----------------   ----------------
Robert H. Graham                $     0                     N/A           $      0

Frank S. Bayley                 $32,491                     N/A           $105,000

Ruth H. Quigley                 $32,491                     N/A           $105,000

Bruce L. Crockett               $     0                $ 60,951           $111,500

Owen Daly II                    $     0                $ 97,195           [_______]

Albert R. Dowden                $     0                $      0           $ 13,435

Edward K. Dunn, Jr.             $     0                $111,500           $111,500

Jack M. Fields                  $     0                $108,500           $108,500

Carl Frischling(4)              $     0                $111,500           $111,500

Prema Mathai-Davis              $     0                $111,500           $111,500

Lewis F. Pennock                $     0                $111,500           $111,500

Louis S. Sklar                  $     0                $111,500           $111,500

(1) Data reflects aggregate compensation received from AGS for the fiscal year ended December 31, 2000.

(2) Data reflects retirement benefits accrued by the directors/trustees of the AIM Group II Funds for the calendar year ended December 31, 2000. The trustees of the AIM Group I Funds currently accrue no retirement benefits. Upon the consolidation of the Boards of the AIM Group I Funds and the AIM Group II Funds, the trustees of the AIM Group I Funds will begin accruing retirement benefits.

(3) Mr. Graham, Mr. Bayley and Miss Quigley serve as trustees for the four AIM Group I Funds; Mr. Graham and the remaining nominees serve as trustees/directors of the twelve AIM Group II Funds. Data reflects total compensation earned during the calendar year ended December 31, 2000.

(4) During the calendar year ended December 31, 2000, the AIM Group II Funds paid $545,540 in legal fees for services rendered by Kramer Levin Naftalis & Frankel LLP to the independent trustees/directors of the AIM Group II Funds. Mr. Frischling is a partner in the firm.

AIM FUNDS RETIREMENT PLAN FOR ELIGIBLE TRUSTEES/DIRECTORS

         Effective as of the date on which the Boards of Trustees/Directors of the AIM Group I Funds and the AIM Group II Funds are combined, each AIM Group I Fund will adopt the retirement plan currently in effect for the AIM Group II Funds. Each trustee of an AIM Fund who has at least five years of credited service as a trustee will be entitled to receive an annual retirement benefit. These retirement benefits are payable quarterly for a period of up to ten years. The retirement benefit will equal a maximum of 75% of the trustee's annual retainer paid or accrued by any participating AIM Fund to such trustee during the twelve-month period prior to retirement and based on the number of such trustee's years of service (not to exceed ten years). A death benefit is also available under the retirement plan that provides a surviving spouse with a quarterly installment of 50% of a deceased trustee's retirement benefits for up to ten years. A trustee must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit.

         Table 1 below shows estimated credited years of service under the Retirement Plan for each participating trustee as of December 31, 2000.

TABLE 1

TRUSTEE                    ESTIMATED CREDITED YEARS OF SERVICE
-------                    -----------------------------------
Frank S. Bayley
Bruce L. Crockett                           14
Owen Daly II                                14
Albert R. Dowden                             0
Edward K. Dunn, Jr.                          3
Jack M. Fields                               4
Carl Frischling                             23

Prema Mathai-Davis                           2
Lewis F. Pennock                            19
Ruth H. Quigley
Louis S. Sklar                              11


----------

         Table 2 below shows the aggregate estimated annual benefits payable by all AIM Funds upon retirement for specified years of service.

TABLE 2

NUMBER OF YEARS OF SERVICE     ESTIMATED ANNUAL BENEFITS
   WITH THE AIM FUNDS              UPON RETIREMENT
--------------------------     -------------------------
10                                      $75,000
9                                       $67,500
8                                       $60,000
7                                       $52,500
6                                       $45,000
5                                       $37,500


DEFERRED COMPENSATION AGREEMENTS

         Messrs. Daly, Dunn, Fields, Frischling and Sklar and Dr. Mathai-Davis (the deferring trustees) have each executed a deferred compensation agreement. Pursuant to the agreements, the deferring trustees may elect to defer receipt of up to 100% of their compensation payable by AGS, assuming their election to the Board, and such amounts are placed into a deferral account. Currently, the deferring trustees may select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the deferring trustees' accounts will be paid in cash, in generally equal quarterly installments over a period of five (5) or ten (10) years (depending on the agreement) beginning on the date the deferring trustee's retirement benefits commence under the plan. The Board, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the deferring trustee's retirement benefits commence under the plan. AGS's Board of Trustees may, in its sole discretion, accelerate or extend the distribution of such deferral accounts after the deferring trustee's termination of service as a trustee of AGS. If a deferring trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the deferring trustees have the status of unsecured creditors of AGS and of each other AIM Fund from which they are deferring compensation.

COMPENSATION OF AGS OFFICERS

         AGS does not pay its officers for the services they provide to AGS and its investment portfolios. Instead, the officers, who are also officers or employees of AIM Advisors or its affiliates, are compensated by A I M Management Group Inc. or its affiliates.


AUDITORS

The firm of PricewaterhouseCoopers LLP has been selected as independent accountants for each of the five portfolios of AGS, including Japan Growth. PricewaterhouseCoopers LLP, in accordance with Independence Standards Board Standard No. 1, has confirmed to the Board of AGS that they are independent accountants with respect to AGS and each of its portfolios.

The independent accountants examine annual financial statements for AGS and provide other non-audit and tax-related services to AGS. The independent accountants also provide certain non-audit services to AIM Advisors and its affiliates. The Board of AGS has considered whether the non-audit services provided by PricewaterhouseCoopers LLP to AGS and AIM Advisors and its affiliates who provide services to AGS are compatible with maintaining the independence of PricewaterhouseCoopers LLP in its audit of the portfolios of AGS.

         FUND RELATED FEES

         AUDIT FEES. For the fiscal year ended December 31, 2000, AGS paid approximately $185,510 in fees for professional services rendered by PricewaterhouseCoopers LLP for the audit of annual financial statements for the five series portfolios of AGS.

         ALL OTHER FEES. For the fiscal year ended December 31, 2000, PricewaterhouseCoopers LLP was also paid by AGS approximately $12,500 for tax-related services rendered to the five series portfolios of AGS.

         NON-FUND RELATED FEES

         FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. There were no fees billed for financial information systems design and implementation services rendered by PricewaterhouseCoopers LLP to AIM Advisors and its affiliates that provide services to AGS during the fiscal year ended December 31, 2000.

         ALL OTHER FEES. The aggregate fees billed for all other non-audit services rendered by PricewaterhouseCoopers LLP to AIM Advisors and its affiliates who provide services to AGS was approximately $792,000 for the fiscal year ended December 31, 2000.

THE BOARD'S RECOMMENDATION ON PROPOSAL 1

                 THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES,
             UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 1.

                                   PROPOSAL 2:
                APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

                                    SYNOPSIS

THE REORGANIZATION

         The Reorganization will result in the combination of Japan Growth with International Equity. Japan Growth is a portfolio of AGS, a Delaware business trust. International Equity is a portfolio of AIF, a Maryland corporation.

         If shareholders of Japan Growth approve the Agreement and other closing conditions are satisfied, all of the assets of Japan Growth will be transferred to International Equity, International Equity will assume all of the liabilities of Japan Growth, and AIF will issue Class A shares of International Equity to Japan Growth's Class A shareholders, Class B shares of International Equity to Japan Growth's Class B shareholders and Class C shares of International Equity to Japan Growth's Class C shareholders. The shares of International Equity issued in the Reorganization will have an aggregate net asset value equal to the value of Japan Growth's net assets transferred to International Equity. Shareholders will not pay any initial sales charge for shares of International Equity received in connection with the Reorganization. The value of each shareholder's account with International Equity immediately after the Reorganization will be the same as the value of such shareholder's account with Japan Growth immediately prior to the Reorganization. A copy of the Agreement is attached as Appendix I to this Proxy Statement/Prospectus. See "Additional Information About the Agreement" below.

         Japan Growth will receive an opinion of Ballard Spahr Andrews & Ingersoll, LLP, to the effect that the Reorganization will constitute a tax-free reorganization for Federal income tax purposes. Thus, shareholders will not have to pay Federal income taxes as a result of the Reorganization. See "Additional Information About the Agreement -- Federal Tax Consequences" below.

REASONS FOR THE REORGANIZATION

         The Board of Trustees of AGS, including the independent trustees, has determined that the reorganization of Japan Growth into International Equity is in the best interests of Japan Growth and its shareholders and that the interests of the shareholders of Japan Growth will not be diluted as a result of the Reorganization.

         In making its determination, the Board of Trustees noted that the two funds have the same investment objective -- long-term growth of capital. International Equity is significantly larger than Japan Growth, with total net assets at March 31, 2001 of approximately $2.7 billion, compared with total net assets for Japan Growth of approximately $88.8 million on that date. Japan Growth has experienced net redemptions of its shares for three of the last five years.

         International Equity invests in a diversified portfolio of securities of issuers located in foreign countries, while Japan Growth focuses its investments on issuers domiciled in Japan. The Board of Trustees noted that International Equity has outperformed Japan Growth, providing a better total return to shareholders. Since inception, International Equity Class A shares have an average annual return of 11.64% compared to an average annual return of 9.42% for Japan Growth Class A shares. The total operating expenses of International Equity, expressed as a percentage of assets, are also lower than those of Japan Growth. Although past performance does not guarantee future results, the combination of better performance and lower expenses should make International Equity a better investment for Japan Growth shareholders.

COMPARISON OF INTERNATIONAL EQUITY AND JAPAN GROWTH

         Investment Objective and Policies

         The investment objective of International Equity is the same as the investment objective of Japan Growth -- long-term growth of capital.

         International Equity seeks to achieve its investment objective by investing, normally, at least 70% of its total assets in marketable equity securities of foreign companies that are listed on a recognized foreign securities exchange or traded in a foreign over-the-counter market. The fund will normally invest in companies located in at least four countries outside of the United States, with an emphasis on companies in the developed countries of Western Europe and the Pacific Basin. At March 31, 2001, International Equity had 13.7% of its assets invested in issuers in Japan. International Equity's portfolio managers focus on companies that have experienced above-average, long-term growth in earnings and have strong prospects for future growth.

         Japan Growth seeks to achieve its investment objective by investing, normally, at least 65% of its total assets in equity securities of issuers domiciled in Japan. In selecting investments, Japan Growth's portfolio managers seek to identify industries that, in view of political and economic considerations, including currency movements, are likely to produce above-average growth rates.

         Investment Advisory Services

         AIM Advisors serves as investment adviser and INVESCO Asset Management (Japan) Limited, an affiliate of the adviser, serves as the subadviser to Japan Growth. AIM Advisors also serves as investment adviser to International Equity. Because INVESCO Asset Management (Japan) Limited does not serve as subadviser for International Equity, the Reorganization will end its role in the management of the assets of Japan Growth.

         Performance

         Average annual total returns for the periods indicated for Class A shares of International Equity and Japan Growth, including sales charges, are shown below. Past performance cannot guarantee comparable future results.

                                          International Equity    Japan Growth
                                             Class A Shares      Class A Shares
                                          --------------------   --------------
1 Year Ended December 31, 2000                  (29.78)%             (56.28)%
3 Years Ended December 31, 2000                   7.29%                0.13%
5 Years Ended December 31, 2000                   9.20%               (3.08)%
10 Years Ended December 31, 2000 or
Since Inception*                                 11.64%                0.56%

----------
*Inception date for International Equity is April 7, 1992.

         Expenses

         A comparison of annual operating expenses as a percentage of net assets ("Expense Ratio"), based on the fiscal year ended December 31, 2000 for the Class A, Class B and Class C shares of Japan Growth and for the fiscal year ended October 31, 2000 for the Class A, Class B and Class C shares of International Equity are shown below. Pro forma estimated Expense Ratios of International Equity giving effect to the Reorganization are also provided.

                               AIM JAPAN                    AIM INTERNATIONAL           AIM INTERNATIONAL EQUITY FUND
                              GROWTH FUND                      EQUITY FUND                    PRO FORMA ESTIMATED
                      ----------------------------    ------------------------------    -----------------------------
                      Class A    Class B   Class C    Class A     Class B    Class C    Class A     Class B   Class C
                      Shares     Shares    Shares     Shares      Shares     Shares     Shares      Shares    Shares
                      -------    -------   -------    -------     -------    -------    -------     -------   -------
SHAREHOLDER
TRANSACTION
EXPENSES

Maximum sales
load imposed on
purchase of
shares (as a
percentage of
offering price)         5.50%      None      None       5.50%       None       None       5.50%       None      None

Deferred Sales
Load (as a
percentage of
original
purchase price
or redemption
proceeds, as
applicable)             None(1)    5.00%     1.00%      None(1)     5.00%      1.00%      None(1)     5.00%     1.00%

ANNUAL
OPERATING
EXPENSES (AS A
% OF NET
ASSETS)

Management
fees ...............    0.98%      0.98%     0.98%      0.91%       0.91%      0.91%      0.91%       0.91%     0.91%

Distribution
and/or Service
(12b-1) Fees .......    0.35%      1.00%     1.00%      0.30%       1.00%      1.00%      0.30%       1.00%     1.00%

Other expenses .....    0.46%      0.46%     0.46%      0.27%       0.31%      0.31%      0.28%       0.31%     0.31%
                       -----      -----     -----      -----       -----      -----      -----       -----     -----
Total fund
operating
expenses ...........    1.79%      2.44%     2.44%      1.48%       2.22%      2.22%      1.49%       2.22%     2.22%

Fee waiver(2) ......    0.00%      0.00%     0.00%     (0.04)%     (0.04)%    (0.04)%    (0.04)%     (0.04)%   (0.04)%
                       -----      -----     -----      -----       -----      -----      -----       -----     -----

Net expenses .......    1.79%      2.44%     2.44%      1.44%       2.18%      2.18%      1.45%       2.18%     2.18%
                       =====      =====     =====      =====       =====      =====      =====       =====     =====


(1) If you buy $1,000,000 or more of Class A shares and redeem those shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.

(2) AIM Advisors has contractually agreed to waive 0.05% on average net assets in excess of $500 million for International Equity Class A, Class B and Class C shares.

         Hypothetical Example of Effect of Expenses

         An investor would have directly or indirectly paid the following expenses on a $10,000 investment under the existing and estimated fees and expenses stated above, assuming a 5% annual return. The example also assumes that the fund's gross operating expenses remain the same. To the extent fees are waived, the expenses will be lower.

                                                                 ONE      THREE      FIVE       TEN
                                                                 YEAR     YEARS      YEARS      YEARS
                                                                 ----     -----      -----      -----
AIM JAPAN GROWTH FUND
    Class A shares(1):
         Assuming complete redemption at end of period:          $722     $1,082     $1,466     $2,539
         Assuming no redemption:                                 $722     $1,082     $1,466     $2,539

     Class B shares:
         Assuming complete redemption at end of period(2):       $747     $1,061     $1,501     $2,616
         Assuming no redemption:                                 $247     $  761     $1,301     $2,616
    Class C shares:
         Assuming complete redemption at end of period(2):       $347     $  761     $1,301     $2,776
         Assuming no redemption:                                 $247     $  761     $1,301     $2,776

AIM INTERNATIONAL EQUITY FUND
    Class A shares(1):
         Assuming complete redemption at end of period:          $692     $  992     $1,314     $2,221
         Assuming no redemption:                                 $692     $  992     $1,314     $2,221

     Class B shares:
         Assuming complete redemption at end of period(2):       $725     $  994     $1,390     $2,386
         Assuming no redemption:                                 $225     $  694     $1,190     $2,368
    Class C shares:
         Assuming complete redemption at end of period(2):       $325     $  694     $1,190     $2,554
         Assuming no redemption:                                 $225     $  694     $1,190     $2,554

COMBINED FUND
    Class A shares(1):
         Assuming complete redemption at end of period:          $693     $  995     $1,318     $2,232
         Assuming no redemption:                                 $693     $  995     $1,318     $2,232
    Class B shares:
         Assuming complete redemption at end of period(2):       $725     $  994     $1,390     $2,370
         Assuming no redemption:                                 $225     $  694     $1,190     $2,370
    Class C shares:
         Assuming complete redemption at end of period(2):       $325     $  694     $1,190     $2,554
         Assuming no redemption:                                 $225     $  694     $1,190     $2,554

---------

(1)      Assumes payment of maximum sales charge by the investor.

(2)      Assumes payment of the applicable CDSC.

         THE "HYPOTHETICAL EXAMPLE" IS NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. THE FUNDS' ACTUAL EXPENSES, AND AN INVESTOR'S DIRECT AND INDIRECT EXPENSES, MAY BE MORE OR LESS THAN THOSE SHOWN. THE TABLE AND THE ASSUMPTION IN THE EXAMPLE OF A 5% ANNUAL RETURN ARE REQUIRED BY REGULATIONS OF THE SEC APPLICABLE TO ALL MUTUAL FUNDS. THE 5% ANNUAL RETURN IS NOT A PREDICTION OF AND DOES NOT REPRESENT THE FUNDS' PROJECTED OR ACTUAL PERFORMANCE.

         The actual expenses attributable to each class of a fund's shares will depend upon, among other things, the level of average net assets and the extent to which a fund incurs variable expenses, such as transfer agency costs.

         Sales Charges

         No sales charges are applicable to shares of International Equity received in connection with the Reorganization.

         International Equity Class A shares, which will be issued to Japan Growth Class A shareholders pursuant to the Agreement, are sold at net asset value plus an initial sales charge of 5.50%. International Equity Class B Shares are offered at net asset value, without an initial sales charge, and are subject to a maximum contingent deferred sales charge of 5.00% on certain redemptions made within six years from the date such shares were purchased. International Equity Class C Shares are offered at net asset value, without an initial sales charge, and are subject to maximum contingent deferred sales charge of 1.00% on certain redemptions made within one year from the date such shares were purchased.

         International Equity pays a fee in the amount of 0.30% of the average daily net assets of Class A shares to AIM Distributors for distribution services. International Equity pays AIM Distributors fees at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares and Class C shares for distribution services. For more information, see the discussion under the heading "Shareholder Information-Distribution and Service (12b-1) Fees" in the International Equity Prospectus attached as Appendix II to this Proxy Statement/Prospectus.

         The Class A shares of Japan Growth are sold at net asset value plus an initial sales charge of 5.50%. Japan Growth Class B shares are offered at net asset value without an initial sales charge and are subject to a maximum contingent deferred sales charge of 5.00% on certain redemptions made within six years from the date such shares were purchased. Japan Growth Class C shares are offered at net asset value, without an initial sales charge, and are subject to a maximum contingent deferred sales charge of 1.00% on certain redemptions made within one year from the date such shares were purchased.

         Japan Growth pays a fee in the amount of 0.35% of average daily net assets of the Class A shares to AIM Distributors for distribution services. Japan Growth pays AIM Distributors at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares and Class C shares for distribution services.

         Distribution; Purchase, Exchange and Redemption

         Shares of International Equity and Japan Growth are both distributed by AIM Distributors. Purchase and redemption procedures are the same for both funds. Generally, shares of both funds may be exchanged for shares of other funds within The AIM Family of Funds--Registered Trademark-- of the same class.

         Further Information

         Additional information concerning International Equity is contained in this Proxy Statement/Prospectus and in the current prospectus for International Equity that is attached hereto as Appendix II. Further information concerning Japan Growth can be found in its prospectus which has been made part of this Proxy Statement/Prospectus by reference. See the cover page for information on how to receive further information.

                                  RISK FACTORS

COMPARATIVE RISKS

         International Equity and Japan Growth are subject to substantially similar investment risks. However, shareholders should keep in mind that the potential risks and benefits associated with investments in Japan Growth and in International Equity differ because of differences in geographic diversification. Japan Growth normally seeks to invest at least 65% of its total assets in equity securities of issuers domiciled in Japan. As a result, the performance of Japan Growth depends to a significant extent on the condition and performance of the Japanese economy. Investors in Japan Growth are thus directly exposed to a significant degree to both the upturns and downturns in the Japanese Markets.

         The investments of International Equity, on the other hand, are much more diverse across international markets, with significant holdings in Europe, Asia, North America and Latin America. Rather than concentrating its investments in companies of a single country, International Equity seeks to invest in securities of issuers from a number of different countries. As of March 31, 2001, approximately 14% of International Equity's assets were invested in securities of issuers domiciled in Japan. As a result, following the Reorganization Japan Growth shareholders will lose any benefits associated with a fund that is heavily dependent on the performance of Japanese companies. In return, such shareholders will gain the benefit of increased diversity in the world economy offered by International Equity. You should carefully consider these benefits and risks in determining whether to vote in favor of the proposed Reorganization.

RISKS ASSOCIATED WITH INTERNATIONAL EQUITY

         International Equity invests primarily in equity securities. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. International Equity invests in securities of foreign companies, which generally involves greater risks than investing in securities of domestic companies. The prices of foreign securities may be further affected by other factors, including:

         CURRENCY EXCHANGE RATES. The dollar value of International Equity's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

         POLITICAL AND ECONOMIC CONDITIONS. The value of International Equity's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

         REGULATIONS. Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

         MARKETS. The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

         These factors may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVES OF INTERNATIONAL EQUITY AND JAPAN GROWTH

         The investment objective of International Equity is long-term growth of capital. The investment objective of Japan Growth is long-term growth of capital.

INVESTMENT POLICIES OF INTERNATIONAL EQUITY

         International Equity seeks to meet its objective by investing in a diversified portfolio of international equity securities the issuers of which are considered by the fund's portfolio managers to have strong earnings momentum. The fund invests, normally, at least 70% of its total assets in marketable equity securities of foreign companies that are listed on a recognized foreign securities exchange or traded in a foreign over-the-counter market. International Equity will normally invest in companies located in at least four countries outside of the United States, emphasizing investment in companies in the developed countries of Western Europe and the Pacific Basin.

         At the present time, International Equity's portfolio managers intend to invest no more than 20% of the fund's total assets in foreign companies located in developing countries, i.e., those that are in the initial stages of their industrial cycles. The fund may invest up to 20% of its total assets in securities exchangeable for or convertible into marketable equity securities of foreign issuers. The fund may also invest up to 20% of its total assets in high-grade short-term securities and debt securities, including U.S. Government obligations, investment grade corporate bonds or taxable municipal securities, whether denominated in the U.S. dollars or foreign currencies. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

         The portfolio managers focus on companies that have experienced above-average, long-term growth in earnings and have strong prospects for future growth. In selecting countries in which the fund will invest, the fund's portfolio managers also consider such factors as the prospect for relative economic growth among countries or regions, economic or political conditions, currency exchange fluctuations, tax considerations and the liquidity of a particular security.

INVESTMENT POLICIES OF JAPAN GROWTH

         Japan Growth seeks to meet its objective by investing, normally, at least 65% of its total assets in equity securities of issuers domiciled in Japan. The fund typically considers a company to be domiciled in Japan if it (1) is organized under the laws of, or has a principal office in, Japan; or (2) normally derives 50% or more of its total revenues from business in Japan, provided that, in the view of the portfolio managers, the value of the issuer's securities tend to reflect Japan's development to a greater extent than developments elsewhere.

         Japan Growth may invest up to 35% of its total assets in equity securities of issuers domiciled outside of Japan. The fund may also invest up to 35% of its total assets in U.S. and foreign investment-grade debt securities, or securities deemed by the portfolio managers to be of comparable quality.

         Japan Growth may also invest in securities of issuers located in developing countries, i.e., those that are in the initial stages of their industrial cycle.

         In selecting investments, the portfolio managers seek to identify industries that, in view of political and economic considerations, including currency movements, are likely to produce above-average growth rates. The portfolio managers then balance the potential benefits with the risks of investing in those industries. The portfolio managers allocate investments among fixed-income securities based on their views as to the best values then available in the marketplace.

INTERNATIONAL EQUITY PORTFOLIO MANAGEMENT

         AIM Advisors uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of International Equity's portfolio are

         o A. Dale Griffin, III, Senior Portfolio Manager, has been responsible for International Equity since its inception in 1992 and has been associated with the advisor and/or its affiliates since 1989,

         o Jason T. Holzer, Senior Portfolio Manager, has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1996. From 1994 to 1996, he was an associate with JMB Realty,

         o Clas G. Olsson, Senior Portfolio Manager, has been responsible for the fund since 1997 and has been associated with the advisor and/or its affiliates since 1994,

         o Barrett K. Sides, Senior Portfolio Manager, has been responsible for the fund since 1995 and has been associated with the advisor and/or its affiliates since 1990.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF PERFORMANCE

         A discussion of the performance of International Equity for the fiscal year ended October 31, 2000, is set forth in Appendix III to this Proxy Statement/Prospectus.

                              FINANCIAL HIGHLIGHTS

         Shown below are financial highlights for a Class A share and a Class B share of International Equity outstanding during each of the fiscal years ended October 31, 2000 and for a Class C share of International Equity outstanding during the fiscal years ended October 31, 2000, 1999 and 1998 and for the period August 4, 1997 (inception date), through October 31, 1997. This information has been audited by AIF's independent accountants whose unqualified report on the financial statements of International Equity are included in its annual report to shareholders for the fiscal year ended October 31, 2000. International Equity's annual report to shareholders dated October 31, 2000, is available without charge upon request made to AIF at the address or telephone number appearing on the cover page of this Proxy Statement/Prospectus.

                  AIM INTERNATIONAL EQUITY FUND CLASS A SHARES

                                                                                   CLASS A
                                              ----------------------------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                              ----------------------------------------------------------------------------------
                                                2000(a)              1999            1998(a)          1997(a)          1996(a)
                                              ----------          ----------       ----------       ----------       -----------
Net asset value, beginning of period          $    21.73          $    17.59       $    16.64       $    15.37       $    13.65
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)                       0.08               (0.03)            0.05             0.04             0.04
--------------------------------------------------------------------------------------------------------------------------------
 Net gains on securities (both realized
 and unrealized)                                    0.72                4.49             0.96             1.68             2.07
================================================================================================================================
Total from investment operations                    0.80                4.46             1.01             1.72             2.11
================================================================================================================================
Less distributions:
  Dividends from net investment income                --               (0.11)           (0.06)           (0.02)           (0.01)
--------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains            (0.93)              (0.21)              --            (0.43)           (0.38)
================================================================================================================================
Total distributions                                (0.93)              (0.32)           (0.06)           (0.45)           (0.39)
================================================================================================================================
Net asset value, end of period                $    21.60          $    21.73       $    17.59       $    16.64       $    15.37
================================================================================================================================
Total return(b)                                     3.16%              25.73%            6.11%           11.43%           15.79%
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)      $2,325,636          $2,058,419       $1,724,635       $1,577,390       $1,108,395
================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                  1.44%(c)            1.48%            1.45%            1.47%            1.58%
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                               1.48%(c)            1.52%            1.49%            1.51%            1.60%
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to
average net assets                                  0.30%(c)           (0.14)%           0.28%            0.24%            0.25%
================================================================================================================================
Portfolio turnover rate                               87%                 86%              78%              50%              66%
================================================================================================================================


(a)      Calculated using average shares outstanding.

(b)      Does not include sales charges.

(c)      Ratios are based on average daily net assets of $2,554,953,820.

                  AIM INTERNATIONAL EQUITY FUND CLASS B SHARES


                                                                                   CLASS B
                                              -----------------------------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                              -----------------------------------------------------------------------------------
                                                2000(a)             1999(a)          1998(a)          1997(a)          1996(a)
                                              ----------          ----------       ----------       ----------       ------------
Net asset value, beginning of period          $    21.11          $    17.13       $    16.27       $    15.13       $    13.54
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                     (0.11)              (0.17)           (0.09)           (0.09)           (0.07)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized
  and unrealized)                                   0.74                4.36             0.95             1.66             2.04
=================================================================================================================================
Total from investment operations                    0.63                4.19             0.86             1.57             1.97
=================================================================================================================================
Less distributions from net realized gains         (0.93)              (0.21)              --            (0.43)           (0.38)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                $    20.81          $    21.11       $    17.13       $    16.27       $    15.13
=================================================================================================================================
Total return(b)                                     2.42%              24.72%            5.29%           10.61%           14.88%
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)      $  997,843          $  887,106       $  744,987       $  678,809       $  368,355
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                  2.18%(c)            2.27%            2.22%            2.25%            2.35%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                               2.22%(c)            2.31%            2.26%            2.28%            2.37%
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to
average net assets                                 (0.44)%(c)          (0.93)%          (0.49)%          (0.53)%          (0.53)%
=================================================================================================================================
Portfolio turnover rate                               87%                 86%              78%              50%              66%
=================================================================================================================================


(a)      Calculated using average shares outstanding.
(b)      Does not include contingent deferred sales charges.
(c)      Ratios are based on average daily net assets of $1,120,452,259.

                  AIM INTERNATIONAL EQUITY FUND CLASS C SHARES

                                                                                    CLASS C
                                                       -----------------------------------------------------------------
                                                                                                          AUGUST 4, 1997
                                                                                                           (DATE SALES
                                                                                                           COMMENCED) TO
                                                                      YEAR ENDED OCTOBER 31,                 OCTOBER 31,
                                                       -----------------------------------------------------------------
                                                        2000(a)            1999(a)         1998(a)            1997(a)
                                                       ---------          ---------       ---------       --------------
Net asset value, beginning of period                   $   21.13          $   17.14       $   16.27       $   17.64
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                             (0.11)             (0.17)          (0.09)          (0.02)
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
  and unrealized)                                           0.73               4.37            0.96           (1.35)
========================================================================================================================
Total from investment operations                            0.62               4.20            0.87           (1.37)
========================================================================================================================
Less distributions from net realized gains                 (0.93)             (0.21)             --              --
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $   20.82          $   21.13        $  17.14       $   16.27
========================================================================================================================
Total return(b)                                             2.37%             24.76%           5.35%           7.77%
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $ 253,998          $ 118,208        $ 58,579       $  12,829
========================================================================================================================
Ratio of expenses to average net assets:
------------------------------------------------------------------------------------------------------------------------
  With fee waivers                                          2.18%(c)           2.27%           2.22%           2.27%(d)
------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                       2.22%(c)           2.31%           2.26%           2.30%(d)
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to
average net assets                                         (0.44)%(c)         (0.93)%         (0.49)%         (0.55)%(d)
========================================================================================================================
Portfolio turnover rate                                       87%                86%             78%             50%
========================================================================================================================

(a)      Calculated using average shares outstanding.

(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.

(c)      Ratios are based on average daily net assets of $219,394,811.

(d)      Annualized.

                   ADDITIONAL INFORMATION ABOUT THE AGREEMENT

TERMS OF THE REORGANIZATION

         The terms and conditions under which the Reorganization may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as Appendix I to this Proxy Statement/Prospectus.

THE REORGANIZATION

         International Equity will acquire all of the assets of Japan Growth in exchange for shares of International Equity and the assumption by International Equity of the liabilities of Japan Growth. Consummation of the Reorganization (the "Closing") is expected to occur on September 10, 2001, at 8:00 a.m. Eastern Time (the "Effective Time") on the basis of values calculated as of the close of regular trading on the NYSE on September 7, 2001.

         At the Effective Time, all of the assets of Japan Growth shall be delivered to the Custodian for the account of International Equity in exchange for the assumption by International Equity of all of the liabilities of any kind of Japan Growth and delivery by AIF directly to (i) Japan Growth Class A shareholders of a number of International Equity Class A shares and to (ii) Japan Growth Class B shareholders of a number of International Equity Class B shares and to (iii) Japan Growth Class C shareholders of a number of International Equity Class C shares, having an aggregate net asset value equal to the net value of the assets of Japan Growth transferred.

BOARD CONSIDERATIONS

         The Board of Trustees of AGS has determined that the Reorganization of Japan Growth is in the best interests of the shareholders of Japan Growth and will not dilute the interests of Japan Growth Shareholders. The Board of Trustees recommends approval of the Agreement by the shareholders of Japan Growth at the Special Meeting. A summary of the information that was presented to, and considered by, the Board of Trustees in making its determination is provided below.

         At a meeting of the Board of Trustees held on May 11, 2001, AIM Advisors proposed that the Board of Trustees consider the Reorganization of Japan Growth into International Equity. The Trustees received from AIM Advisors written materials that contained information concerning Japan Growth and International Equity, including comparative total return and fee and expense information, a comparison of the investment objectives of Japan Growth and International Equity and pro forma expense ratios of International Equity. AIM Advisors also provided the trustees with written materials concerning the structure of the proposed Reorganization and the Federal tax consequences of the Reorganization. The Board of Trustees considered the proposed Reorganization again at a meeting held on June [11/12], 2001.

         In considering the Reorganization, the Board of Trustees noted that Japan Growth and International Equity have the same investment objective -- long-term growth of capital.

International Equity seeks to achieve its investment objective by investing in international equity securities of issuers considered by its portfolio managers to have strong earnings momentum. International Equity normally invests at least 70% of its total assets in marketable equity securities of foreign companies that are listed on a recognized foreign securities exchange or traded in a foreign over-the-counter market. Japan Growth seeks to achieve its investment objective by normally investing at least 65% of its total assets in equity securities of issuers domiciled in Japan. The Board of Trustees noted that the broader range of investment options available to International Equity provides AIM Advisors greater flexibility to respond to changing market conditions.

         International Equity is significantly larger than Japan Growth. It had total net assets as of March 31, 2001 of approximately $2.7 billion, compared with net assets for Japan Growth of approximately $88.8 million on that date. Although Japan Growth had positive net investment flows for a brief period in 1999, it has experienced net redemptions for 3 of the last 5 years. The redemption rate for Japan Growth over the last 12 months has been 97.13% versus the industry average of 20.41%. AIM Advisors indicated that as such redemptions continue, and assets dwindle, it would likely reach a point where it would no longer be willing to subsidize Japan Growth's operations through fee waivers and expense reimbursements.

         In addition, the Board of Trustees considered that the market for Japan Growth is a very narrow niche specialty product; Japan Growth represents .07% of long-term equity assets. It is a fund that attracts market timers, in spite of AIM Advisors' best efforts to eliminate them. In 2000, it had purchases of $438 million and redemptions of $496 million, indicating extensive market timing activity. These fund flows adversely affect AIM Advisors' ability to manage Japan Growth's investments and fund performance.

         The Board of Trustees considered the performance of Japan Growth in relation to the performance of International Equity, noting that International Equity has generally outperformed Japan Growth. International Equity has provided a higher average annual return to its shareholders in each of the most recent one, three, five-year periods and since inception. However, Japan Growth did outperform International Equity in the calendar years 1999 and 1994 when its returns were 130.79% and 6.56%, respectively. During those same years, International Equity's total returns were 55.08% and -3.34%.

         The Board of Trustees also noted that the portfolio managers for International Equity have experience with Japanese investments. As of March 31, 2001, International Equity had 13.7% of its assets invested in issuers located in Japan. In addition, as of February 28, 2001, International Equity's portfolio and Japan Growth's portfolio contained an overlapping in holdings of 10 securities comprising 29.0% and 15.0% of the total nets assets of Japan Growth and International Equity, respectively.

         In addition, the Board of Trustees compared the relative performance of International Equity and Japan Growth in their respective fund sectors. As of March 2001, the Lipper Inc. rankings for International Equity and Japan Growth were as follows:

                           LIPPER RANK (Percentile)(1)

                               1 Year     3 Years     5 Years     10 Years
                               ------     -------     -------     --------
International Equity(2)          86%        62%          42%         N/A
Japan Growth(3)                  76%        82%          62%          34%

-----------

(1) Under the Lipper ranking system, the lower the percentile rank, the better the performance.

(2)      Lipper places International Equity in the ________ category.

(3)      Lipper places Japan Growth in the ________ category.

         AIM Advisors noted that Japan Growth's performance has been poor. It ranks in the bottom half of its Lipper and Morningstar categories for 1, 3 and 5 years and bottom quartile for 1 and 3 years. An investor who invested $10,000 in 1998 would now have $10,610.

         The Board also considered the expenses incurred by the two funds. The total operating expenses of Japan Growth for the most recently completed fiscal year, expressed as a percentage of average daily net assets, are higher than the total operating expenses of International Equity. In addition, the total operating expenses of International Equity are even lower after giving effect to International Equity's contractual fee waiver. AIM Advisors reported to the Board of Trustees that on a pro forma basis, the net operating expense ratios after fee waivers for International Equity Class A shares, Class B shares and Class C shares are expected to be 0.34%, 0.26% and 0.26% lower than the total operating expense ratios for the respective class shares of Japan Growth.

         AIM Advisors noted that, based on past performance, International Equity's better performance and lower expense ratio may make International Equity a more attractive investment for shareholders than Japan Growth.

         In its evaluation of the Reorganization, the Board considered the fact that the Reorganization will dramatically decrease the exposure of Japan Growth shareholders to Japanese equity securities. Japan Growth currently invests at least 65% of its total assets in equity securities of issuers domiciled in Japan. International Equity, by contrast, has a much greater dispersion of investments around the world. In particular, as of March 31, 2001, about 21% of the Fund's assets were invested in Asian securities and 13.7% of the Fund's assets were invested in Japanese securities. The Board of Trustees, however, determined that the loss of exposure to the Japanese markets was counterbalanced by greater diversification offered by International Equity. The Board of Trustees also believes that International Equity, which has significant investments in Japan (representing over 4 times the assets of Japan Growth) presents a viable option to the shareholders of Japan Growth.

         In addition, the Reorganization may result in reduced revenues for AIM Advisors, since AIM Advisors receives slightly lower management fees on the assets presently held by International Equity. However, AIM Advisors could also benefit in the future if the assets of the combined fund grow faster than the assets of the individual funds would have grown in the absence of the Reorganization.

         The Board of Trustees also noted that no initial sales or other charges would be imposed on any of the shares of International Equity issued to the shareholders of Japan Growth in connection with the Reorganization. Finally, the Board of Trustees reviewed the principal terms of the Agreement. The Board of Trustees noted that Japan Growth would be provided with an opinion of counsel that the Reorganization would be tax-free as to Japan Growth and its shareholders.

         Based on the foregoing, and the information presented, at its meeting held on June [11/12], 2001, the Board of Trustees determined that the Reorganization will not dilute the interests of the shareholders of Japan Growth and is in the best interest of the Japan Growth Shareholders in view of the better historical performance, lower operating expenses and greater geographical diversification of International Equity. Therefore, the Board of Trustees recommends the approval of the Reorganization by the shareholders of Japan Growth.

OTHER TERMS

         The Agreement may be amended without shareholder approval by mutual agreement of AGS and AIF. If any amendment is made to the Agreement which would have a material adverse effect on shareholders, such change will be submitted to the affected shareholders for their approval.

         Each of AGS and AIF has made representations and warranties in the Agreement that are customary in matters such as the Reorganization. The obligations of AGS and AIF pursuant to the Agreement with respect to Japan Growth or International Equity are subject to various conditions, including the following:

         o the assets of Japan Growth to be acquired by International Equity shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by Japan Growth immediately prior to the Reorganization;

         o AIF's Registration Statement on Form N-14 under the Securities Act of 1933 (the "1933 Act") shall have been filed with the SEC and such Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated);

         o the shareholders of Japan Growth shall have approved the Agreement; and

         o AGS and AIF shall have received an opinion from Ballard Spahr Andrews & Ingersoll, LLP, that the consummation of the transactions contemplated by the Agreement will not result in the recognition of gain or loss for Federal income tax purposes for Japan Growth, International Equity or their shareholders.

         Japan Growth and International Equity will bear their own costs and expenses in connection with the Reorganization. However, AIM Advisors has agreed to reimburse expenses and waive certain of its fees so that the expense cap for Japan Growth is not exceeded. As a result, it is expected that AIM Advisors will effectively bear all of the transaction expenses for Japan Growth.

         The Board of Trustees of AGS may waive without shareholder approval any default by AIF or any failure by AIF to satisfy any of the conditions to AGS's obligations as long as such a waiver will not have a material adverse effect on the benefits intended under the Agreement for the shareholders of Japan Growth. The Agreement may be terminated and the Reorganization may be abandoned by either AGS or AIF at any time by mutual agreement of AGS and AIF, or by either party in the event that Japan Growth shareholders do not approve the Agreement or if the Closing does not occur on or before December 1, 2001.

FEDERAL TAX CONSEQUENCES

         The following is a general summary of the material Federal income tax consequences of the Reorganization and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the existing Treasury regulations thereunder, current administrative rulings of the Internal Revenue Service ("IRS") and judicial decisions, all of which are subject to change. The principal Federal income tax consequences that are expected to result from the Reorganization, under currently applicable law, are as follows:

         o the Reorganization will qualify as a "reorganization" within the meaning of Section 368(a) of the Code;

         o no gain or loss will be recognized by Japan Growth upon the transfer of its assets to International Equity;

         o no gain or loss will be recognized by any shareholder of Japan Growth upon the exchange of shares of Japan Growth solely for shares of International Equity;

         o the tax basis of the shares of International Equity to be received by a shareholder of Japan Growth will be the same as the tax basis of the shares of Japan Growth surrendered in exchange therefor;

         o the holding period of the shares of International Equity to be received by a shareholder of Japan Growth will include the holding period for which such shareholder held the shares of Japan Growth exchanged therefor, provided that such shares of Japan Growth are capital assets in the hands of such shareholder as of the Closing;

         o no gain or loss will be recognized by International Equity on the receipt of assets of Japan Growth in exchange for shares of International Equity and International Equity's assumption of Japan Growth's liabilities;

         o the tax basis of the assets of Japan Growth in the hands of International Equity will be the same as the tax basis of such assets in the hands of Japan Growth immediately prior to the Reorganization;

         o International Equity will succeed to and take into account the capital loss carryover and certain other tax attributes of Japan Growth, subject to all relevant conditions and limitations on the use of such tax benefits; and

         o the holding period of the assets of Japan Growth to be received by International Equity will include the holding period of such assets in the hands of Japan Growth immediately prior to the Reorganization.

         As a condition to Closing, Ballard Spahr Andrews & Ingersoll, LLP will render a favorable opinion to AGS and AIF as to the foregoing Federal income tax consequences of the Reorganization, which opinion will be conditioned upon the accuracy, as of the date of Closing, of certain representations of AGS and AIF upon which Ballard Spahr Andrews & Ingersoll, LLP will rely in rendering its opinion, which representations include, but are not limited to, the following (taking into account for purposes thereof any events that are part of the plan of reorganization):

         o there is no plan or intention by the shareholders of Japan Growth to redeem a number of shares of International Equity received in the Reorganization that would reduce Japan Growth shareholders' ownership of International Equity shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all of the formerly outstanding shares of Japan Growth as of the Closing Date;

         o following the Reorganization, International Equity will continue the historic business of Japan Growth (for this purpose "historic business" shall mean the business most recently conducted by Japan Growth which was not entered into in connection with the Reorganization) or use a significant portion of Japan Growth's historic business assets in its business;

         o at the direction of Japan Growth, International Equity will issue directly to each Japan Growth shareholder pro rata the shares of International Equity that Japan Growth constructively receives in the Reorganization and Japan Growth will distribute its other properties (if any) to its shareholders on, or as promptly as practicable after, the Closing;

         o International Equity has no plan or intention to reacquire any of its shares issued in the Reorganization, except to the extent that International Equity is required by the Investment Company Act of 1940 (the "1940 Act") to redeem any of its shares presented for redemption;

         o International Equity does not plan or intend to sell or otherwise dispose of any of the assets of Japan Growth acquired in the Reorganization, except for dispositions made in the ordinary course of its business or dispositions necessary to maintain its status as a "regulated investment company" ("RIC") under the Code;

         o International Equity, Japan Growth and the shareholders of Japan Growth will pay their respective expenses, if any, incurred in connection with the Reorganization;

         o International Equity will acquire at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by Japan Growth immediately before the Reorganization, including for this purpose any amounts used by Japan Growth to pay its reorganization expenses and all redemptions and distributions made by Japan Growth immediately before the Reorganization (other than redemptions pursuant to a demand of a shareholder in the ordinary course of Japan Growth's business as an open-end diversified management investment company under the 1940 Act and regular, normal dividends not in excess of the requirements of Section 852 of the Code); and

         o International Equity and Japan Growth have each elected to be taxed as a RIC under Section 851 of the Code and will each have qualified for the special Federal tax treatment afforded RICs under the Code for all taxable periods (including the last short taxable period of Japan Growth ending on the Closing and the taxable year of International Equity that includes the Closing).

         THE FOREGOING DESCRIPTION OF THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION IS MADE WITHOUT REGARD TO THE PARTICULAR FACTS AND CIRCUMSTANCES OF ANY SHAREHOLDER OF JAPAN GROWTH. JAPAN GROWTH SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC CONSEQUENCES TO THEM OF THE REORGANIZATION, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

ACCOUNTING TREATMENT

         The Reorganization will be accounted for on a tax-free combined basis. Accordingly, the book cost basis to International Equity of the assets of Japan Growth will be the same as the book cost basis of such assets to Japan Growth.

                   ADDITIONAL INFORMATION ABOUT INTERNATIONAL
                             EQUITY AND JAPAN GROWTH

         A meeting of the shareholders of Japan Growth is scheduled to be held on August 17, 2001. At that meeting, the Japan Growth shareholders will consider the election of trustees. The shareholders of AGS, including the shareholders of Japan Growth, will be asked to elect trustees as described in Proposal 1 contained in this combined proxy statement and prospectus.

         For more information with respect to AIF and International Equity concerning the following topics, please refer to International Equity's Prospectus as indicated: (i) see "Investment Objective and Strategies" and "Fund Management" for further information regarding AIF and International Equity; (ii) see "Investment Objective and Strategies," "Fund Management," and "Other Information" for further information regarding management of AIF and International Equity; (iii) see "Fund Management" and "Other Information" for further information regarding the shares of AIF and International Equity; (iv) see "Fund Management," "Other Information," and "Shareholder Information" for further information regarding the purchase, redemption and repurchase of shares of AIF and International Equity.

         For more information with respect to AGS and Japan Growth concerning the following topics, please refer to Japan Growth's Prospectus as indicated:
(i) see "Investment Objective and Strategies" and "Fund Management" for further information regarding AGS and Japan Growth; (ii) see discussion in "Investment Objective and Strategies," "Fund Management," and "Other Information" for further information regarding the shares of AGS and Japan Growth; (iii) see "Fund Management," "Other Information," and "Shareholder Information" for further information regarding the purchase, redemption and repurchase of AGS and Japan Growth.

                             RIGHTS OF SHAREHOLDERS

         The following discussion provides information with respect to the differences in the rights of shareholders under Maryland law and Delaware law.

         General

         AIF is a Maryland corporation and AGS is a Delaware business trust. There is much that is similar between the two forms of organization. For example, the responsibilities, powers and fiduciary duties of the trustees of AGS are substantially the same as those of the directors of AIF.

         There are, however, certain differences between the two forms of organization. The operations of AIF, as a Maryland corporation, are governed by its Articles of Incorporation, and amendments and supplements thereto, and applicable Maryland law. The operations of AGS, as a Delaware business trust, are governed by its Agreement and Declaration of Trust, as amended (the "Declaration of Trust") and Delaware law.

         Liability of Shareholders

         The Delaware Business Trust Act provides that shareholders of a Delaware business trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is, however, a remote possibility that, under certain circumstances, shareholders of a Delaware business trust might be held personally liable for the trust's obligations to the extent the courts of another state that does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The AGS Declaration of Trust provides that shareholders of the Trust shall not be subject to any personal liability for acts or obligations of the Trust and that every written agreement, obligation or other undertaking made or issued by the Trust shall contain a provision to the effect that shareholders are not personally liable thereunder. In addition, the Declaration of Trust provides for indemnification out of the Trust's property for any shareholder held personally liable solely by reason of his or her being or having been a shareholder. Therefore, the risk of any shareholder incurring financial loss beyond his investment due to shareholder liability is limited to circumstances in which the Trust itself is unable to meet its obligations and the express disclaimer of shareholder liabilities is determined not to be effective. Given the nature of the assets and operations of the Trust, the possibility of the Trust being unable to meet its obligations is considered remote, and even if a claim were brought against the Trust and a court determined that shareholders were personally liable, it would likely not impose a material obligation on a shareholder.

         Shareholders of a Maryland corporation generally do not have personal liability for the corporation's obligations, except that a shareholder may be liable to the extent that he receives any distribution which exceeds the amount which he could properly receive under Maryland law or where such liability is necessary to prevent fraud.

         Election of Directors/Trustees; Terms

         The shareholders of AGS have elected the trustees of AGS. Such trustees serve for the life of AGS, subject to the earlier death, incapacitation, resignation, retirement or removal (see below). Shareholders may elect successors to such trustees only at annual or special meetings of shareholders.

         The shareholders of AIF have elected the directors of AIF. Each director serves until a successor is elected, subject to earlier death, incapacitation, resignation, retirement or removal (see below). Shareholders may elect successors to such directors only at annual or special meetings of shareholders.

         Removal of Trustees/Directors

         A trustee of AGS may be removed at any time by vote of at least two-thirds of the trustees or by vote of two-thirds of the outstanding shares of AGS. The Declaration of Trust provides that vacancies may be filled by appointment by the remaining trustees.

         A director of AIF may be removed by the affirmative vote of a majority of the Board of Directors, a committee of the Board of Directors appointed for such purpose, or the holders of a majority of the outstanding shares of AIF.

         Meetings of Shareholders

         AGS is not required to hold annual meetings of shareholders unless required by the 1940 Act and does not intend to do so. The bylaws of AGS provide that a majority of the Trustees may call special meetings of shareholders and the Trustees shall call a special meeting of the shareholders upon written request of the holders of not less than 10% of the Trusts' shares. Special meetings may be called for the purpose of electing trustees or for any other action requiring shareholder approval, or for any matter deemed by the trustees to be necessary or desirable.

         AIF is not required to hold annual meetings of shareholders and does not intend to do so unless required by the 1940 Act. AIF's bylaws provide that a special meeting of shareholders may be called by the President, Secretary, a majority of the Board of Directors or holders of shares entitled to cast at least 10% of the votes entitled to be cast at the special meeting. Requests for special meetings must, among other things, state the purpose of such meeting and the matters to be voted upon. No special meeting may be called to consider any matter previously voted upon at a special meeting called by the shareholders during the preceding twelve months, unless requested by a majority of all shares entitled to vote at such meeting.

         Liability of Directors/Trustees and Officers; Indemnification

         Delaware law provides that trustees of a business trust shall not be liable to the business trust or its shareholders for acting in good faith reliance on the provisions of its governing instrument and that the trustee's liabilities may be expanded or restricted by such instrument. Under the AGS Declaration of Trust, the trustees and officers of AGS are not liable for any act or omission or any conduct whatsoever in their capacity as trustees, except for liability to the trust or shareholders due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of trustee. Delaware law allows a business trust to indemnify and hold harmless any trustee or other person against any and all claims and demands. The AGS Declaration of Trust require the indemnification of its trustees and officers to the fullest extent permitted by Delaware law, except with respect to any matter in which it has been determined that such director or officer acted with willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

         Maryland law permits a corporation to eliminate liability of its directors and officers to the corporation or its stockholders, except for liability arising from receipt of an improper benefit or profit and from active and deliberate dishonesty. AIF's Articles of Incorporation eliminate director and officer liability to the fullest extent permitted under Maryland law. Under Maryland law, indemnification of a corporation's directors and officers is mandatory if a director or officer has been successful on the merits or otherwise in the defense of certain proceedings. Maryland law permits indemnification for other matters unless it is established that the act or omission giving rise to the proceeding was committed in bad faith, a result of active and deliberate dishonesty, or one in which a director or officer actually received an improper benefit.

         Termination

         AGS or any series or class of shares of beneficial interest in AGS may be terminated by (1) a majority shareholder vote of AGS or the affected series or class, respectively, or (2) if there are fewer than 100 shareholders of record of AGS or of such terminating series or class, the trustees pursuant to written notice to the shares of AGS or the affected series or class.

         Maryland law provides that AIF may be dissolved by the vote of a majority of the Board of Directors and two-thirds of the shares entitled to vote on the dissolution.

         Voting Rights of Shareholders

         The AGS Declaration of Trust grants shareholders power to vote only with respect to the following: (i) election of trustees; (ii) removal of trustees, (iii) approval of investment advisory contracts, as required by the 1940 Act; (iv) termination of AGS or a series of class of its shares of beneficial interest, (v) amendment of the Declaration of Trust, (vi) sale of all or substantially all of the assets of AGS or one of its investment portfolios,
(vii) merger or consolidation of AGS or any of its investment portfolios, with certain exceptions, and (viii) approval of such additional matters as may be required by law or as the trustees, in their sole discretion, shall determine.

         Shareholders of a Maryland corporation such as AIF are entitled to vote on, among other things, those matters which effect fundamental changes in the corporate structure (such as a merger, consolidation or sale of substantially all of the assets of the corporation) as provided by Maryland corporation law.

         Dissenters' Rights

         Neither Delaware law nor the Declaration of Trust confers upon AGS shareholders appraisal or dissenters' rights.

         Under Maryland law, AIF's shareholders may not demand the fair value of their shares from the successor company in a transaction involving the transfer of the Trust's assets and are bound by the terms of the transaction.

         Amendments to Organization Documents

         Consistent with Delaware law, the Board of Trustees of AGS may, without shareholder approval, amend the Declaration of Trust at any time, except that no amendment may be made which repeals the limitations of personal liability of any shareholder, which reduces the amount payable in respect of the shares of AGS upon liquidation of AGS or which diminishes or eliminates any voting rights pertaining to the shares of AGS, without approval of the majority of the shares of AGS. The trustees shall have the power to alter, amend or repeal the bylaws of AGS or adopt new bylaws at any time.

         Consistent with Maryland law, AIF reserves the right to amend, alter, change or repeal any provision contained in their Articles of Incorporation in the manner now or hereafter prescribed by statute, including any amendment that alters the contract rights, as expressly set forth in the Articles of Incorporation, of any outstanding stock, and all rights conferred on shareholders are granted subject to this reservation. The Board of Directors of AIF may approve amendments to the Articles of Incorporation to classify or reclassify unissued shares of a class of stock without shareholder approval. Other amendments to the AIF Articles of Incorporation may be adopted if approved by a vote of a majority of the shares at any meeting at which a quorum is present. The AIF bylaws provide that the bylaws may be amended at any regular meeting or special meeting of the stockholders provided that notice of such amendment is contained in the notice of the special meeting. Except as to any particular bylaw which is specified as not subject to amendment by the Board of Directors, the bylaws may be also amended by the affirmative vote of a majority of the Board of Directors at any regular or special meetings of the Board.

            OWNERSHIP OF INTERNATIONAL EQUITY AND JAPAN GROWTH SHARES

SIGNIFICANT HOLDERS

         Listed below is the name, address and percent ownership of each person who as of May 30, 2001, to the knowledge of AGS, owned 5% or more of any class of the outstanding shares of Japan Growth:

                                  JAPAN GROWTH

NAME AND                         NUMBER OF SHARES         PERCENT
ADDRESS      CLASS OF SHARES           OWNED          OWNED OF RECORD*
--------     ---------------     ----------------     ----------------


*AGS has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

         Listed below is the name, address and percent ownership of each person who as of May 30, 2001 to the knowledge of AIF, owned 5% or more of the outstanding shares of International Equity:

                              INTERNATIONAL EQUITY

NAME AND                         NUMBER OF SHARES         PERCENT
ADDRESS      CLASS OF SHARES           OWNED          OWNED OF RECORD*
--------     ---------------     ----------------     ----------------


*AIF has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

OWNERSHIP OF OFFICERS AND DIRECTORS/TRUSTEES

         To the best of the knowledge of AIF, the ownership of shares of International Equity by officers and directors of AIF as a group constituted less than 1% of the outstanding shares of such fund as of May 30, 2001. To the best of the knowledge of AGS, the ownership of shares of Japan Growth by officers or trustees of AGS as a group constituted less than 1% of the outstanding shares of such fund as of May 30, 2001.

                                 CAPITALIZATION

         The following table sets forth as of October 31, 2000, (i) the capitalization of International Equity Class A, Class B and Class C Shares, (ii) the capitalization of Japan Growth Class A, Class B and Class C shares, and
(iii) the pro forma capitalization of International Equity Class A, Class B, and Class C shares as adjusted to give effect to the transactions contemplated by the Agreement.

                      INTERNATIONAL EQUITY AND JAPAN GROWTH


                                                                           PRO FORMA
                                                                       INTERNATIONAL EQUITY
                              JAPAN GROWTH     INTERNATIONAL EQUITY      CLASS A SHARES
                             CLASS A SHARES       CLASS A SHARES           AS ADJUSTED
                             --------------    --------------------    --------------------
Net Assets                     $98,066,334        $2,325,635,811          $2,423,702,145
Shares Outstanding               8,749,244           107,655,983             112,196,679
Net Asset Value Per Share      $     11.21        $        21.60          $        21.60

                                                                           PRO FORMA
                                                                       INTERNATIONAL EQUITY
                              JAPAN GROWTH     INTERNATIONAL EQUITY      CLASS B SHARES
                             CLASS B SHARES       CLASS B SHARES           AS ADJUSTED
                             --------------    --------------------    --------------------
Net Assets                     $50,217,878          $997,842,582          $1,048,060,460
Shares Outstanding               4,715,359            47,952,089              50,365,284
Net Asset Value Per Share      $     10.65          $      20.81          $        20.81

                                                                           PRO FORMA
                                                                       INTERNATIONAL EQUITY
                              JAPAN GROWTH     INTERNATIONAL EQUITY      CLASS C SHARES
                             CLASS C SHARES       CLASS C SHARES           AS ADJUSTED
                             --------------    --------------------    --------------------
Net Assets                     $7,520,410           $253,998,429            $261,518,839
Shares Outstanding                706,120             12,196,926              12,558,126
Net Asset Value Per Share      $    10.65           $      20.82            $      20.82


                                 LEGAL MATTERS

         Certain legal matters concerning AIF and its participation in the Reorganization, the issuance of shares of International Equity in connection with the Reorganization and the tax consequences of the Reorganization will be passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, 51st Floor, Philadelphia, PA 19103-7599. Certain legal matters concerning AGS and its participation in the Reorganization will be passed upon by Kirkpatrick & Lockhart, LLP 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800.

                      INFORMATION FILED WITH THE SECURITIES
                             AND EXCHANGE COMMISSION

         This Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and annual reports which AGS and AIF have filed with the SEC pursuant to the requirements of the 1933 Act and the 1940 Act, to which reference is hereby made. The SEC file number for AGS's registration statement containing the Prospectus and Statement of Additional Information relating to Japan Growth is Registration No. 2-57526. Such Prospectus and Statement of Additional Information are incorporated herein by reference. The SEC file number for AIF's registration statement containing the Prospectus and Statement of Additional Information relating to International Equity is Registration No. 33-44611. Such Prospectus and Statement of Additional Information are incorporated herein by reference.

         AIF and AGS are subject to the informational requirements of the 1940 Act and in accordance therewith file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by AGS and AIF (including the Registration Statement of AIF relating to International Equity on Form N-14 of which this Proxy Statement/Prospectus is a part and which is hereby incorporated by reference) may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1014, Judiciary Plaza, 450 Fifth Street, NW, Washington, DC 20549, and at the following regional offices of the SEC: 7 World Trade Center, New York, New York 10048; and 500 West Madison Street, 14th Floor, Chicago, Illinois 60661. Copies of such material may also be obtained from the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549, at the prescribed rates. The SEC maintains a website at http://www.sec.gov that contains information regarding AIF, AGS and other registrants that file electronically with the SEC.

                                                                      APPENDIX I














                                    AGREEMENT

                                       and

                             PLAN OF REORGANIZATION

                                       for

                             AIM [INSERT NAME] FUND

                             a separate portfolio of

                          AIM [INSERT NAME OF COMPANY]



                                  June __, 2001

                                TABLE OF CONTENTS

                                                                                                               PAGE
ARTICLE 1 DEFINITIONS.............................................................................................1
         Section 1.1.      Definitions............................................................................1

ARTICLE 2 TRANSFER OF ASSETS......................................................................................5
         Section 2.1.      Reorganizations........................................................................5
         Section 2.2.      Computation of Net Asset Value.........................................................5
         Section 2.3.      Valuation Date.........................................................................5
         Section 2.4.      Delivery...............................................................................6
         Section 2.5.      Termination of Series..................................................................6
         Section 2.6.      Issuance of Acquiring Fund Shares......................................................6
         Section 2.7.      Investment Securities..................................................................7
         Section 2.8.      Liabilities............................................................................7

ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF COMPANY I.............................................................7
         Section 3.1.      Organization; Authority................................................................7
         Section 3.2.      Registration and Regulation of Company I...............................................7
         Section 3.3.      Financial Statements...................................................................8
         Section 3.4.      No Material Adverse Changes; Contingent Liabilities....................................8
         Section 3.5.      Target Fund Shares; Liabilities; Business Operations...................................8
         Section 3.6.      Accountants............................................................................9
         Section 3.7.      Binding Obligation.....................................................................9
         Section 3.8.      No Breaches or Defaults................................................................9
         Section 3.9.      Authorizations or Consents............................................................10
         Section 3.10.     Permits...............................................................................10
         Section 3.11.     No Actions, Suits or Proceedings......................................................10
         Section 3.12.     Contracts.............................................................................10
         Section 3.13.     Properties and Assets.................................................................11
         Section 3.14.     Taxes.................................................................................11
         Section 3.15.     Benefit and Employment Obligations....................................................11
         Section 3.16.     Brokers...............................................................................12
         Section 3.17.     Voting Requirements...................................................................12
         Section 3.18.     State Takeover Statutes...............................................................12
         Section 3.19.     Books and Records.....................................................................12
         Section 3.20.     Prospectus and Statement of Additional Information....................................12
         Section 3.21.     No Distribution.......................................................................12
         Section 3.22.     Liabilities of Target Fund............................................................12
         Section 3.23.     Value of Shares.......................................................................12
         Section 3.24.     Shareholder Expenses..................................................................13
         Section 3.25.     Intercompany Indebtedness.............................................................13

ARTICLE 4 REPRESENTATIONS AND WARRANTIES OF COMPANY II...........................................................13
         Section 4.1.      Organization; Authority...............................................................13

         Section 4.2.      Registration and Regulation of Company II.............................................13
         Section 4.3.      Financial Statements..................................................................13
         Section 4.4.      No Material Adverse Changes; Contingent Liabilities...................................13
         Section 4.5.      Registration of Acquiring Fund Class A Shares, Acquiring Fund Class B Shares and
                           Acquiring Fund Class C Shares.........................................................14
         Section 4.6.      Accountants...........................................................................15
         Section 4.7.      Binding Obligation....................................................................15
         Section 4.8.      No Breaches or Defaults...............................................................15
         Section 4.9.      Authorizations or Consents............................................................15
         Section 4.10.     Permits...............................................................................15
         Section 4.11.     No Actions, Suits or Proceedings......................................................16
         Section 4.12.     Taxes.................................................................................16
         Section 4.13.     Brokers...............................................................................17
         Section 4.14.     Representations Concerning the Reorganization.........................................17
         Section 4.15.     Prospectus and Statement of Additional Information....................................17
         Section 4.16.     Value of Shares.......................................................................18
         Section 4.17.     Intercompany Indebtedness; Consideration..............................................18

ARTICLE 5 COVENANTS..............................................................................................18
         Section 5.1.      Conduct of Business...................................................................18
         Section 5.2.      Announcements.........................................................................18
         Section 5.3.      Expenses..............................................................................19
         Section 5.4.      Further Assurances....................................................................19
         Section 5.5.      Notice of Events......................................................................19
         Section 5.6.      Access to Information.................................................................19
         Section 5.7.      Consents, Approvals and Filings.......................................................19
         Section 5.8.      Submission of Agreement to Shareholders...............................................20

ARTICLE 6 CONDITIONS PRECEDENT TO THE REORGANIZATION.............................................................20
         Section 6.1.      Conditions Precedent of Company II....................................................20
         Section 6.2.      Mutual Conditions.....................................................................21
         Section 6.3.      Conditions Precedent of Company I.....................................................22

ARTICLE 7 TERMINATION AGREEMENT..................................................................................22
         Section 7.1.      Termination...........................................................................22
         Section 7.2.      Survival After Termination............................................................23

ARTICLE 8 MISCELLANEOUS..........................................................................................23
         Section 8.1.      Survival of Representations and Warranties............................................23
         Section 8.2.      Governing Law.........................................................................23
         Section 8.3.      Binding Effect, Persons Benefiting, No Assignment.....................................23
         Section 8.4.      Obligations of Company II and Company I...............................................23
         Section 8.5.      Amendments............................................................................24
         Section 8.6.      Enforcement...........................................................................24
         Section 8.7.      Interpretation........................................................................24

         Section 8.8.      Counterparts..........................................................................24
         Section 8.9.      Entire Agreement; Schedules...........................................................24
         Section 8.10.     Notices...............................................................................25
         Section 8.11.     Representations by AIM Advisors.......................................................25

Schedule 6.1(d)   Opinion of Counsel to Company I
Schedule 6.2(g)   Tax Opinions
Schedule 6.3(d)   Opinion of Counsel to Company II

                      AGREEMENT AND PLAN OF REORGANIZATION


                  AGREEMENT AND PLAN OF REORGANIZATION, dated as of June ___, 2001 (this "Agreement"), by and among AIM [INSERT NAME OF COMPANY], a Delaware business trust ("Company I"), acting on behalf of AIM [INSERT NAME] Fund ("Target Fund"), a separate series of Company I, AIM [INSERT NAME OF COMPANY], a [MARYLAND CORPORATION] [DELAWARE BUSINESS TRUST] ("Company II"), acting on behalf of AIM [INSERT NAME] Fund ("Acquiring Fund"), a separate series of Company II, and A I M Advisors, Inc. ("AIM Advisors"), a Delaware corporation.

                                   WITNESSETH

                  WHEREAS, Company I is a management investment company registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act (as defined below) that offers separate series of its shares representing interests in its investment portfolios, including Target Fund, for sale to the public; and

                  WHEREAS, Company II is a management investment company registered with the SEC under the Investment Company Act that offers separate series of its shares representing interests in investment portfolios, including Acquiring Fund, for sale to the public; and

                  WHEREAS, AIM Advisors provides investment advisory services to both Company I and Company II; and

                  WHEREAS, Target Fund desires to provide for its reorganization through the transfer of all of its assets to Acquiring Fund in exchange for the assumption by Acquiring Fund of all of the liabilities of Target Fund and the issuance by Company II of shares of Acquiring Fund in the manner set forth in this Agreement; and

                  WHEREAS, this Agreement is intended to be and is adopted by the parties hereto as a Plan of Reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

                  NOW, THEREFORE, in consideration of the foregoing premises and the agreements and undertakings contained in this Agreement, Company I, Company II and AIM Advisors agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

         Section 1.1. Definitions. For all purposes in this Agreement, the following terms shall have the respective meanings set forth in this Section 1.1 (such definitions to be equally applicable to both the singular and plural forms of the terms herein defined):

                  "Advisers Act" means the Investment Advisers Act of 1940, as amended, and all rules and regulations of the SEC adopted pursuant thereto.

                  "Affiliated Person" means an affiliated person as defined in
Section 2(a)(3) of the Investment Company Act.

                  "Agreement" means this Agreement and Plan of Reorganization, together with all schedules and exhibits attached hereto and all amendments hereto and thereof.

                  "Company I" means AIM [INSERT NAME OF COMPANY], a Delaware business trust.

                  "Company I Registration Statement" means the registration statement on Form N-1A of Company I, as amended, 1940 Act Registration No.
_____________.

                  "Company II" means AIM [INSERT NAME OF COMPANY], a Delaware business trust.

                  "Company II Registration Statement" means the registration statement on Form N-1A of AIM [INSERT NAME OF COMPANY], as amended, 1940 Act Registration No.811-6463.

                  "Acquiring Fund" means AIM [INSERT NAME OF COMPANY] Fund, a separate series of Company II.

                  "Acquiring Fund Class A Shares" means Class A Shares of the [CAPITAL STOCK] of Acquiring Fund issued by Company II.

                  "Acquiring Fund Class B Shares" means Class B Shares of the [CAPITAL STOCK] of Acquiring Fund issued by Company II.

                  "Acquiring Fund Class C Shares" means Class C Shares of the [CAPITAL STOCK] of Acquiring Fund issued by Company II.

                  "Acquiring Fund Financial Statements" shall have the meaning set forth in Section 4.3 of this Agreement.

                  "Acquiring Fund Shares" means shares of the [CAPITAL STOCK] of Company II issued pursuant to Section 2.6 of this Agreement.

                  "Benefit Plan" means any material "employee benefit plan" (as defined in Section 3(3) of ERISA) and any material bonus, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, vacation, retirement, profit sharing, welfare plans or other plan, arrangement or understanding maintained or contributed to by Company I on behalf of Target Fund, or otherwise providing benefits to any current or former employee, officer or trustee of Company I.

                  "Closing" means the transfer of the assets of Target Fund to Acquiring Fund, the assumption of all of Target Fund's liabilities by Acquiring Fund and the issuance of Acquiring Fund Shares directly to Target Fund Shareholders as described in Section 2.1 of this Agreement.

                  "Closing Date" means August ___, 2001 or such other date as the parties may mutually determine.

                  "Code" means the Internal Revenue Code of 1986, as amended, and all rules and regulations adopted pursuant thereto.

                  "Custodian" means State Street Bank and Trust Company acting in its capacity as custodian for the assets of Acquiring Fund and Target Fund.

                  "Effective Time" means 8:00 a.m. Eastern Time on the Closing Date.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and all rules or regulations adopted pursuant thereto. "

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and all rules and regulations adopted pursuant thereto.

                  "Governmental Authority" means any foreign, United States or state government, government agency, department, board, commission (including the SEC) or instrumentality, and any court, tribunal or arbitrator of competent jurisdiction, and any governmental or non-governmental self-regulatory organization, agency or authority (including the NASD Regulation, Inc., the Commodity Futures Trading Commission, the National Futures Association, the Investment Management Regulatory Organization Limited and the Office of Fair Trading).

                  "Investment Company Act" means the Investment Company Act of 1940, as amended, and all rules and regulations adopted pursuant thereto.

                  "Lien" means any pledge, lien, security interest, charge, claim or encumbrance of any kind.

                  "Material Adverse Effect" means an effect that would cause a change in the condition (financial or otherwise), properties, assets or prospects of an entity having an adverse monetary effect in an amount equal to or greater than $50,000.

                  "Target Fund" means AIM [INSERT NAME OF COMPANY] Fund, a separate series of Company I.

                  "Target Fund Class A Shares" means Class A Shares of the [capital stock] of Target Fund issued by Company I.

                  "Target Fund Class B Shares" means Class B Shares of the [capital stock] of Target Fund issued by Company I.

                  "Target Fund Class C Shares" means Class C Shares of the [capital stock] of Target Fund issued by Company I.

                  "Target Fund Financial Statements" shall have the meaning set forth in Section 3.3 of this Agreement.

                  "Target Fund Shareholders" means the holders of record as of the Effective Time of the issued and outstanding shares of beneficial interest in Target Fund.

                  "Target Fund Shareholders Meeting" means a meeting of the shareholders of Target Fund convened in accordance with applicable law and the Agreement and Declaration of Trust of Company I to consider and vote upon the approval of this Agreement and the Reorganization of Target Fund contemplated by this Agreement.

                  "Target Fund Shares" means the issued and outstanding shares of beneficial interest in Target Fund.

                  "Person" means an individual or a corporation, partnership, joint venture, association, trust, unincorporated organization or other entity.

                  "Reorganization" means the acquisition of the assets of Target Fund by Acquiring Fund in consideration of the assumption by Acquiring Fund of all of the liabilities of Target Fund and the issuance by Company II of Acquiring Fund Shares directly to Target Fund Shareholders as described in this Agreement, and the termination of Target Fund's status as designated series of shares of Company I.

                  "Required Shareholder Vote" shall have the meaning set forth in Section 3.17 of this Agreement.

                  "Return" means any return, report or form or any attachment thereto required to be filed with any taxing authority.

                  "SEC" means the United States Securities and Exchange Commission.

                  "Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations adopted pursuant thereto.

                  "Tax" means any tax or similar governmental charge, impost or levy (including income taxes (including alternative minimum tax and estimated tax), franchise taxes, transfer taxes or fees, sales taxes, use taxes, gross receipts taxes, value added taxes, employment taxes, excise taxes, ad valorem taxes, property taxes, withholding taxes, payroll taxes, minimum taxes, or windfall profit taxes), together with any related penalties, fines, additions to tax or interest, imposed by the United States or any state, county, local or foreign government or subdivision or agency thereof.

                  "Valuation Date" shall have the meaning set forth in Section
2.3 of this Agreement.

                                    ARTICLE 2
                               TRANSFER OF ASSETS

         Section 2.1. Reorganizations.

                  (a) Reorganization of Target Fund. At the Effective Time, all of the assets of Target Fund shall be delivered to the Custodian for the account of Acquiring Fund in exchange for the assumption by Acquiring Fund of all of the liabilities of any kind of Target Fund and delivery by Company II directly to
(i) the holders of record as of the Effective Time of the issued and outstanding Class A shares of Target Fund of a number of Acquiring Fund Class A shares (including, if applicable, fractional shares rounded to the nearest thousandth), to (ii) the holders of record as of the Effective Time of the issued and outstanding Class B shares of Target Fund of a number of Acquiring Fund Class B shares (including, if applicable, fractional shares rounded to the nearest thousandth), and to (iii) the holders of record as of the Effective Time of the issued and outstanding Class C shares of Target Fund of a number of Acquiring Fund Class C shares (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate net asset value equal to the net value of the assets of Target Fund so transferred, assigned and delivered, all determined and adjusted as provided in Section 2.2 below. Upon delivery of such assets, AIM [INSERT NAME OF COMPANY] Fund will receive good and marketable title to such assets free and clear of all Liens

         Section 2.2. Computation of Net Asset Value.

                  (a) The net asset value of Acquiring Fund Shares, and the net value of the assets of Target Fund, shall, in each case, be determined as of the close of regular trading on the NYSE on the Valuation Date.

                  (b) The net asset value of Acquiring Fund Shares shall be computed in accordance with the policies and procedures of Acquiring Fund as described in the Company II Registration Statement.

                  (c) The net value of the assets of Target Fund to be transferred to Acquiring Fund pursuant to this Agreement shall be computed in accordance with the policies and procedures of Target Fund as described in the Company I Registration Statement.

                  (d) All computations of value regarding the net assets of Target Fund and the net asset value of Acquiring Fund Shares to be issued pursuant to this Agreement shall be made by agreement of Company I and Company
II. The parties agree to use commercially reasonable efforts to resolve any material pricing differences between the prices of portfolio securities determined in accordance with their respective pricing policies and procedures.

         Section 2.3. Valuation Date. The assets of Target Fund and the net asset value per share of Acquiring Fund Shares shall be valued as of the close of regular trading on the NYSE on the business day next preceding the Closing Date (the "Valuation Date"). The share transfer books of Target Fund will be permanently closed as of the close of business on the Valuation Date and only requests for the redemption of shares of Target Fund received in proper form prior to the close of regular trading on the NYSE on the Valuation Date shall be accepted by Target

Fund. Redemption requests thereafter received by Target Fund shall be deemed to be redemption requests for Acquiring Fund Class A Shares, Acquiring Fund Class B Shares or Acquiring Fund Class C Shares, as applicable (assuming that the transactions contemplated by this Agreement have been consummated), to be distributed to Target Fund Shareholders under this Agreement.

         Section 2.4. Delivery.

                  (a) Assets held by Target Fund shall be delivered by Company I to the Custodian on the Closing Date. No later than three (3) business days preceding the Closing Date, Company I shall instruct the Custodian to transfer such assets to the account of Acquiring Fund. The assets so delivered shall be duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, if any, or a check for the appropriate purchase price thereof. Cash held by Target Fund shall be delivered on the Closing Date and shall be in the form of currency or wire transfer in Federal funds, payable to the order of the account of Acquiring Fund at the Custodian.

                  (b) If, on the Closing Date, Target Fund is unable to make delivery in the manner contemplated by Section 2.4(a) of securities held by Target Fund for the reason that any of such securities purchased prior to the Closing Date have not yet been delivered to Target Fund or its broker, then Company II shall waive the delivery requirements of Section 2.4(a) with respect to said undelivered securities if Target Fund has delivered to the Custodian by or on the Closing Date, and with respect to said undelivered securities, executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by Company II or the Custodian, including brokers' confirmation slips.

         Section 2.5. Termination of Series. As soon as reasonably practicable after the Closing Date, the status of Target Fund as a designated series of shares of Company I shall be terminated; provided, however, that the termination of the status of Target Fund as a series of shares of Company I shall not be required if the Reorganization shall not have been consummated.

         Section 2.6. Issuance of Acquiring Fund Shares. At the Effective Time, Target Fund Shareholders of record as of the close of regular trading on the NYSE on the Valuation Date holding Target Fund Class A shares shall be issued that number of full and fractional Class A shares of Acquiring Fund having a net asset value equal to the net asset value of Target Fund Class A shares held by Target Fund Shareholders on the Valuation Date, Target Fund Shareholders of record as of the Valuation Date holding Target Fund Class B shares shall be issued that number of full and fractional Class B shares of Acquiring Fund having a net asset value equal to the net asset value of Target Fund Class B Shares held by Target Fund Shareholders on the Valuation Date, and Target Fund Shareholders of record as of the Valuation Date holding Target Fund Class C shares shall be issued that number of full and fractional Class C shares of Acquiring Fund having a net asset value equal to the net asset value of Target Fund Class C shares held by Target Fund Shareholders on the Valuation Date. All issued and outstanding shares of beneficial interest in Target Fund shall thereupon be canceled on the books of Company I. Company I shall provide instructions to the transfer agent of Company II with respect to Acquiring Fund Class A Shares, Acquiring Fund Class B Shares and Acquiring Fund Class C Shares to be issued to Target Fund Shareholders. Company II shall have no obligation to inquire as to the validity, propriety or correctness of any such instruction, but shall, in each case, assume that such instruction is valid, proper and correct. Company II shall record on its books the ownership of Acquiring Fund Class A, Acquiring Fund Class B and Acquiring Fund Class C Shares by Target Fund Shareholders and shall forward a confirmation of such ownership to Target Fund Shareholders. No redemption or repurchase of such shares credited to former Target Fund Shareholders in respect of Target Fund shares represented by unsurrendered shares certificates shall be permitted until such certificates have been surrendered to Company II for cancellation, or if such certificates are lost or misplaced, until lost certificate affidavits have been executed and delivered to Company II.

         Section 2.7. Investment Securities. On or prior to the Valuation Date, Company I shall deliver a list setting forth the securities Target Fund then owned together with the respective Federal income tax bases thereof. Company I shall provide to Company II on or before the Valuation Date, detailed tax basis accounting records for each security to be transferred to it pursuant to this Agreement. Such records shall be prepared in accordance with the requirements for specific identification tax lot accounting and clearly reflect the bases used for determination of gain and loss realized on the sale of any security transferred to Acquiring Fund hereunder. Such records shall be made available by Company I prior to the Valuation Date for inspection by the Treasurer (or his or her designee) or the auditors of Company II upon reasonable request.

         Section 2.8. Liabilities. Target Fund shall use reasonable best efforts to discharge all of its known liabilities, so far as may be possible, prior to the Closing Date.

                                    ARTICLE 3
                   REPRESENTATIONS AND WARRANTIES OF COMPANY I

                  Company I, on behalf of Target Fund, represents and warrants to Company II that:

         Section 3.1. Organization; Authority. Company I is duly organized, validly existing and in good standing under the Delaware Business Trust Act, with all requisite trust power and authority to enter into this Agreement and perform its obligations hereunder.

         Section 3.2. Registration and Regulation of Company I. Company I is duly registered with the SEC as an investment company under the Investment Company Act and all Target Fund Shares which have been or are being offered for sale have been duly registered under the Securities Act and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by Company I to revoke or rescind any such registration or qualification. Target Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Target Fund is in compliance in all material respects with the investment policies and restrictions applicable to it set forth in the Company I Registration Statement currently in effect. The value of the net assets of Target Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of Target Fund and all purchases and redemptions of Target Fund Shares have been effected at the net asset value per share calculated in such manner.

         Section 3.3. Financial Statements. The books of account and related records of Target Fund fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The audited financial statements for the fiscal year ended [INSERT LAST FISCAL YEAR END], of Target Fund previously delivered to Company II (the "Target Fund Financial Statements") present fairly in all material respects the financial position of Target Fund as at the dates indicated and the results of operations and changes in net assets for the periods then ended in accordance with generally accepted accounting principles applied on a consistent basis for the periods then ended.

         Section 3.4. No Material Adverse Changes; Contingent Liabilities. Since [INSERT LAST FISCAL YEAR END] no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of Target Fund or the status of Target Fund as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by Target Fund or occurring in the ordinary course of business of Target Fund or Acquiring Fund. There are no contingent liabilities of Target Fund not disclosed in the Target Fund Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles.

         Section 3.5. Target Fund Shares; Liabilities; Business Operations.

                  (a) Target Fund Shares have been duly authorized and validly issued and are fully paid and non-assessable.

                  (b) During the five-year period ending on the date of the Reorganization, neither Target Fund nor any person related to Target Fund (as defined in section 1.368-1(e)(3) of the Treasury Regulations without regard to section 1.368-1(e)(3)(i)(A)) will have directly or through any transaction, agreement, or arrangement with any other person, (i) acquired shares of Target Fund for consideration other than shares of Target Fund, except for shares redeemed in the ordinary course of Target Fund's business as an open-end investment company as required by the Investment Company Act, or (ii) made distributions with respect to Target Fund's Shares, except for (a) distributions necessary to satisfy the requirements of sections 852 and 4982 of the Code for qualification as a regulated investment company and avoidance of excise tax liability and (b) additional distributions, to the extent such additional distributions do not exceed 50 percent of the value (without giving effect to such distributions) of the proprietary interest in Target Fund on the Effective Date.

                  (c) At the time of its Reorganization, Target Fund shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire Target Fund Shares, except for the right of investors to acquire Target Fund Shares at net asset value in the normal course of its business as a series of an open-end management investment company operating under the Investment Company Act.

                  (d) From the date it commenced operations and ending on the Closing Date, Target Fund will have conducted its historic business within the meaning of Section 1.368-1(d)(2) of the Income Tax Regulations under the Code in a substantially unchanged manner. In anticipation of its Reorganization, Target Fund will not dispose of assets that, in the aggregate, will result in less than fifty percent (50%) of its historic business assets (within the meaning of Section 1.368-1(d) of those regulations) being transferred to Acquiring Fund.

                  (e) Company I does not have, and has not had during the six
(6) months prior to the date of this Agreement, any employees, and shall not hire any employees from and after the date of this Agreement through the Closing Date.

         Section 3.6. Accountants. PricewaterhouseCoopers LLP, which has reported upon the Target Fund Financial Statements for the period ended [INSERT LAST FISCAL YEAR END], is the independent public accountant as required by the Securities Act and the Exchange Act.

         Section 3.7. Binding Obligation. This Agreement has been duly authorized, executed and delivered by Company I on behalf of Target Fund and, assuming this Agreement has been duly executed and delivered by Company II and approved by Target Fund Shareholders, constitutes the legal, valid and binding obligation of Company I enforceable against Company I in accordance with its terms from and with respect to the revenues and assets of Target Fund, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors rights generally, or by general equity principles (whether applied in a court of law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

         Section 3.8. No Breaches or Defaults. The execution and delivery of this Agreement by Company I on behalf of Target Fund and performance by Company I of its obligations hereunder has been duly authorized by all necessary trust action on the part of Company I, other than Target Fund Shareholders approval, and (i) do not, and on the Closing Date will not, result in any violation of the Agreement and Declaration of Trust or by-laws of Company I and (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of Target Fund (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which Company I is a party or by which it may be bound and which relates to the assets of Target Fund or to which any property of Target Fund may be subject; (B) any Permit (as defined below); or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over Company I or any property of Target Fund. Company I is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code.

         Section 3.9. Authorizations or Consents. Other than those which shall have been obtained or made on or prior to the Closing Date and those that must be made after the Closing Date to comply with Section 2.5 of this Agreement, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by Company I in connection with the due execution and delivery by Company I of this Agreement and the consummation by Company I of the transactions contemplated hereby.

         Section 3.10. Permits. Company I has in full force and effect all approvals, consents, authorizations, certificates, filings, franchises, licenses, notices, permits and rights of Governmental Authorities (collectively, "Permits") necessary for it to conduct its business as presently conducted as it relates to Target Fund, and there has occurred no default under any Permit, except for the absence of Permits and for defaults under Permits the absence or default of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of Company I there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

         Section 3.11. No Actions, Suits or Proceedings.

                  (a) There is no pending action, litigation or proceeding, nor, to the knowledge of Company I, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against Company I before any Governmental Authority which questions the validity or legality of this Agreement or of the actions contemplated hereby or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

                  (b) There are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of Company I, threatened in writing or, if probable of assertion, orally, against Company I affecting any property, asset, interest or right of Target Fund, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to Target Fund. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by Governmental Authority relating to Company I's conduct of the business of Target Fund affecting in any significant respect the conduct of such business. Company I is not, and has not been to the knowledge of Company I, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of Target Fund.

         Section 3.12. Contracts. Company I is not in default under any contract, agreement, commitment, arrangement, lease, insurance policy or other instrument to which it is a party and which involves or affects the assets of Target Fund, by which the assets, business, or operations of Target Fund may be bound or affected, or under which it or the assets, business or operations of Target Fund receives benefits, and which default could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and, to the knowledge of Company I there has not occurred any event that, with the lapse of time or the giving of notice or both, would constitute such a default.

         Section 3.13. Properties and Assets. Target Fund has good and marketable title to all properties and assets reflected in the Target Fund Financial Statements as owned by it, free and clear of all Liens, except as described in Target Fund Financial Statements.

         Section 3.14. Taxes.

                  (a) Target Fund has elected to be treated as a regulated investment company under Subchapter M of the Code and is a separate corporation within the meaning of Section 851(g)(1) of the Code. Target Fund has qualified as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. Target Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. In order to (i) ensure continued qualification of Target Fund as a "regulated investment company" for tax purposes and (ii) eliminate any tax liability of Target Fund arising by reason of undistributed investment company taxable income or net capital gain, Company I will declare prior to the Valuation Date to the shareholders of Target Fund a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing (A) all of Target Fund's investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended [INSERT FISCAL YEAR END] and for the short taxable year beginning on [INSERT BEGINNING OF CURRENT FISCAL YEAR] and ending on the Closing Date and (B) all of Target Fund's net capital gain recognized in its taxable year ended [INSERT FISCAL YEAR END] and in such short taxable year (after reduction for any capital loss carryover).

                  (b) Target Fund has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the Target Fund Financial Statements for all Taxes in respect of all periods ended on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against Target Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Returns of Target Fund are currently being or have been audited with respect to income taxes or other Taxes by any Federal, state, local or foreign Tax authority.

                  (c) To the best knowledge of Company I, the fiscal year of Target Fund has not been changed for tax purposes since the date on which it commenced operations [VERIFY].

                  Section 3.15. Benefit and Employment Obligations. On or prior to the Closing Date, Target Fund will have no obligation to provide any post-retirement or post-employment benefit to any Person, including but not limited to under any Benefit Plan, and have no obligation to provide unfunded deferred compensation or other unfunded or self-funded benefits to any Person.

         Section 3.16. Brokers. No broker, finder or similar intermediary has acted for or on behalf of Company I in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with Company I or any action taken by it.

         Section 3.17. Voting Requirements. The vote of a majority of the shares cast at a meeting of Target Fund shareholders at which a quorum is present (the "Required Shareholder Vote") is the only vote of the holders of any class or series of shares of beneficial interest in Target Fund necessary to approve this Agreement and the Reorganization of Target Fund contemplated by this Agreement.

         Section 3.18. State Takeover Statutes. No state takeover statute or similar statute or regulation applies or purports to apply to the Reorganizations, this Agreement or any of the transactions contemplated by this Agreement.

         Section 3.19. Books and Records. The books and records of Company I relating to Target Fund, reflecting, among other things, the purchase and sale of Target Fund Shares, the number of issued and outstanding shares owned by Target Fund Shareholder and the state or other jurisdiction in which such shares were offered and sold, are complete and accurate in all material respects.

         Section 3.20. Prospectus and Statement of Additional Information. The current prospectus and statement of additional information for Target Fund as of the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

         Section 3.21. No Distribution. Acquiring Fund Shares are not being acquired for the purpose of any distribution thereof, other than in accordance with the terms of this Agreement.

         Section 3.22. Liabilities of Target Fund. The liabilities of Target Fund that are to be assumed by Acquiring Fund in connection with the Reorganization, or to which the assets of Target Fund to be transferred in the Reorganizations are subject, were incurred by Target Fund in the ordinary course of its business. The fair market value of the assets of Target Fund to be transferred to Acquiring Fund in the Reorganization will equal or exceed the sum of the liabilities to be assumed by Acquiring Fund plus the amount of liabilities, if any, to which such transferred assets will be subject.

         Section 3.23. Value of Shares. The fair market value of Acquiring Fund Class A Shares received by Target Fund Shareholders in the Reorganization will be approximately equal to the fair market value of Target Fund Class A shares constructively surrendered in exchange therefor, the fair market value of Acquiring Fund Class B Shares received by Target Fund Shareholders in the Reorganization will be approximately equal to the fair market value of Target Fund Class B shares constructively surrendered in exchange therefor, and the fair market value of Acquiring Fund Class C Shares received by Target Fund Shareholders in the Reorganization will be approximately equal to the fair market value of Target Fund Class C shares constructively surrendered in exchange therefor.

         Section 3.24. Shareholder Expenses. Target Fund Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization.

         Section 3.25. Intercompany Indebtedness. There is no intercompany indebtedness between Company I and Company II that was issued or acquired, or will be settled, at a discount.

                                    ARTICLE 4
                  REPRESENTATIONS AND WARRANTIES OF COMPANY II

                  Company II, on behalf of Acquiring Fund, represents and warrants to Company I as follows:

         Section 4.1. Organization; Authority. Company II is duly organized, validly existing and in good standing under the [MARYLAND GENERAL CORPORATION LAW,] with all requisite [CORPORATE] power and authority to enter into this Agreement and perform its obligations hereunder.

         Section 4.2. Registration and Regulation of Company II. Company II is duly registered with the SEC as an investment company under the Investment Company Act. Acquiring Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Acquiring Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Company II Registration Statement. The value of the net assets of Acquiring Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of Acquiring Fund and all purchases and redemptions of Acquiring Fund Shares have been effected at the net asset value per share calculated in such manner.

         Section 4.3. Financial Statements. The books of account and related records of Acquiring Fund fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The audited financial statements for the fiscal year ended [INSERT FISCAL YEAR END], of Acquiring Fund previously delivered to Company I (the "Acquiring Fund Financial Statements") present fairly in all material respects the financial position of Acquiring Fund as at the dates indicated and the results of operations and changes in net assets for the periods then ended in accordance with generally accepted accounting principles applied on a consistent basis for the periods then ended.

         Section 4.4. No Material Adverse Changes; Contingent Liabilities. Since [INSERT FISCAL YEAR END], no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of Acquiring Fund or the status of Acquiring Fund as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by Acquiring Fund or occurring in the ordinary course of business of Acquiring Fund or

Company II. There are no contingent liabilities of Acquiring Fund not disclosed in the Acquiring Fund Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles.

         Section 4.5. Registration of Acquiring Fund Class A Shares, Acquiring Fund Class B Shares and Acquiring Fund Class C Shares.

                  (a) The [CAPITAL STOCK] of Company II is divided into six portfolios, including Acquiring Fund. Acquiring Fund currently has three classes of shares, Class A shares, Class B shares and Class C shares. Under its Charter, Company II is authorized to issue [INSERT NUMBER] (_____________) Class A shares, [INSERT NUMBER] (___________) Class B shares and [INSERT NUMBER] (______________) Class C shares of Acquiring Fund.

                  (b) Acquiring Fund Shares to be issued pursuant to Section 2.6 shall on the Closing Date be duly registered under the Securities Act by a Registration Statement on Form N-14 of Company II then in effect.

                  (c) Acquiring Fund Shares to be issued pursuant to Section 2.6 are duly authorized and on the Closing Date will be validly issued and fully paid and non-assessable and will conform to the description thereof contained in the Registration Statement on Form N-14 then in effect. At the time of its Reorganization, Acquiring Fund shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire Acquiring Fund Class A, Acquiring Fund Class B or Acquiring Fund Class C shares, except for the right of investors to acquire Acquiring Fund Class A Shares, Acquiring Fund Class B Shares or Acquiring Fund Class C Shares at net asset value in the normal course of its business as a series of an open-end management investment company operating under the Investment Company Act.

                  (d) The combined proxy statement/prospectus (the "Combined Proxy Statement/Prospectus") which forms a part of Company II's Registration Statement on Form N-14 shall be furnished to Target Fund Shareholders entitled to vote at the Target Fund Shareholders Meeting. The Combined Proxy Statement/Prospectus and related Statement of Additional Information of Acquiring Fund, when they become effective, shall conform to the applicable requirements of the Securities Act and the Investment Company Act and shall not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading, provided, however, that no representation or warranty is made with respect to written information provided by Company I for inclusion in the Combined Proxy Statement/Prospectus.

                  (e) The shares of Acquiring Fund which have been or are being offered for sale (other than the Acquiring Fund Shares to be issued in connection with the Reorganizations) have been duly registered under the Securities Act by the Company II Registration Statement and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by Company II to revoke or rescind any such registration or qualification.

         Section 4.6. Accountants. [KPMG LLP], which has reported upon the Acquiring Fund Financial Statements for the period ended [INSERT END OF LAST FISCAL YEAR], are independent public accountants as required by the Securities Act and the Exchange Act.

         Section 4.7. Binding Obligation. This Agreement has been duly authorized, executed and delivered by Company II on behalf of Acquiring Fund and, assuming this Agreement has been duly executed and delivered by Company I, constitutes the legal, valid and binding obligation of Company II, enforceable against Company II in accordance with its terms from and with respect to the revenues and assets of Acquiring Fund, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors' rights generally, or by general equity principles (whether applied in a court or law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

         Section 4.8. No Breaches or Defaults. The execution and delivery of this Agreement by Company II on behalf of Acquiring Fund and performance by Company II of its obligations hereunder have been duly authorized by all necessary [CORPORATE] action on the part of Company II and (i) do not, and on the Closing Date will not, result in any violation of the Charter or by-laws of Company II and (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of Acquiring Fund (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which Company II is a party or by which it may be bound and which relates to the assets of Acquiring Fund or to which any properties of Acquiring Fund may be subject; (B) any Permit; or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over Company II or any property of Acquiring Fund. Company II is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code.

         Section 4.9. Authorizations or Consents. Other than those which shall have been obtained or made on or prior to the Closing Date, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by Company II in connection with the due execution and delivery by Company II of this Agreement and the consummation by Company II of the transactions contemplated hereby.

         Section 4.10. Permits. Company II has in full force and effect all Permits necessary for it to conduct its business as presently conducted as it relates to Acquiring Fund, and there has occurred no default under any Permit, except for the absence of Permits and for defaults under Permits the absence or default of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of Company II there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

         Section 4.11. No Actions, Suits or Proceedings.

                  (a) There is no pending action, suit or proceeding, nor, to the knowledge of Company II, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against Company II before any Governmental Authority which questions the validity or legality of this Agreement or of the transactions contemplated hereby, or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

                  (b) There are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of Company II, threatened in writing or, if probable of assertion, orally, against Company II, affecting any property, asset, interest or right of Acquiring Fund, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to Acquiring Fund. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by any Governmental Authority relating to Company II's conduct of the business of Acquiring Fund affecting in any significant respect the conduct of such business. Company II is not, and has not been, to the knowledge of Company II, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of Acquiring Fund.

         Section 4.12. Taxes.

                  (a) Acquiring Fund has elected to be treated as a regulated investment company under Subchapter M of the Code and is a separate corporation within the meaning of Section 851(g)(1) of the Code. Acquiring Fund has qualified as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will satisfy the requirements of Part I of Subchapter M of the Code to maintain such qualification for its current taxable year. Acquiring Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it.

                  (b) Acquiring Fund has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the Acquiring Fund Financial Statements for all Taxes in respect of all periods ending on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against Acquiring Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Return of Acquiring Fund is currently being or has been audited with respect to income taxes or other Taxes by any Federal, state, local or foreign Tax authority.

                  (c) The fiscal year of Acquiring Fund has not been changed for tax purposes since the date on which it commenced operations. [VERIFY]

         Section 4.13. Brokers. No broker, finder or similar intermediary has acted for or on behalf of Company II in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with Company II or any action taken by it.

         Section 4.14. Representations Concerning the Reorganization.

                  (a) Company II has no plan or intention to reacquire any Acquiring Fund Shares issued in the Reorganization, except to the extent that Acquiring Fund is required by the Investment Company Act to redeem any of its shares presented for redemption at net asset value in the ordinary course of its business as an open-end, management investment company.

                  (b) Acquiring Fund has no plan or intention to sell or otherwise dispose of any of the assets of Target Fund acquired in the Reorganization, other than in the ordinary course of its business and to the extent necessary to maintain its status as a "regulated investment company" under the Code.

                  (c) Following the Reorganization, Acquiring Fund will continue an "historic business" (within the meaning of Section 1.368-1(d) of the Income Tax Regulations under the Code) of Target Fund or use a significant portion of Target Fund's historic business assets in a business.

                  (d) Prior to or in the Reorganization, neither Acquiring Fund nor any person related to Acquiring Fund (for purposes of this paragraph as defined in section 1.368-1(e)(3) of the Treasury Regulations) will have acquired directly or through any transaction, agreement or arrangement with any other person, shares of Target Fund with consideration other than shares of Acquiring Fund. There is no plan or intention by Acquiring Fund or any person related to Acquiring Fund to acquire or redeem any of the Acquiring Fund Shares issued in the Reorganization either directly or through any transaction, agreement, or arrangement with any other person, other than redemptions in the ordinary course of Acquiring Fund's business as an open-end investment company as required by the Investment Company Act.

         Section 4.15. Prospectus and Statement of Additional Information. The current prospectus and statement of additional information for Acquiring Fund as of the date on which it was issued does not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date does not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

         Section 4.16. Value of Shares. The fair market value of Acquiring Fund Class A Shares received by Target Fund Shareholders in each Reorganization will be approximately equal to the fair market value of Target Fund Class A shares constructively surrendered in exchange therefor, the fair market value of Acquiring Fund Class B Shares received by Target Fund Shareholders in each Reorganization will be approximately equal to the fair market value of Target Fund Class B shares constructively surrendered therefor, and the fair market value of Acquiring Fund Class C Shares received by Target Fund Shareholders in each Reorganization will be approximately equal to the fair market value of Target Fund Class C shares constructively surrendered therefor.

         Section 4.17. Intercompany Indebtedness; Consideration. There is no intercompany indebtedness between Company I and Company II that was issued or acquired, or will be settled, at a discount. No consideration other than Acquiring Fund Shares (and Acquiring Fund's assumption of Target Fund's liabilities, including for this purpose all liabilities to which the assets of Target Fund are subject) will be issued in exchange for the assets of Target Fund acquired by Acquiring Fund in connection with the Reorganization. The fair market value of the assets of Target Fund transferred to Acquiring Fund in the Reorganization will equal or exceed the sum of the liabilities assumed by Acquiring Fund, plus the amount of liabilities, if any, to which such transferred assets are subject.

                                    ARTICLE 5
                                    COVENANTS

         Section 5.1. Conduct of Business.

                  (a) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article 7), Company I shall conduct the business of Target Fund only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business of Target Fund in the ordinary course in all material respects.

                  (b) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article 7), Company II shall conduct the business of Acquiring Fund only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business relations necessary to conduct the business operations of Acquiring Fund in the ordinary course in all material respects.

         Section 5.2. Announcements. Company I and Company II shall consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement and the transactions contemplated by this Agreement, and neither Company I nor Company II shall issue any such press release or make any public statement without the prior written approval of the other party to this Agreement, such approval not to be unreasonably withheld, except as may be required by law.

         Section 5.3. Expenses. Target Fund and Acquiring Fund shall each, respectively, bear the expenses they incur in connection with this Agreement and Reorganization and other transactions contemplated hereby.

         Section 5.4. Further Assurances. Each of the parties hereto shall execute such documents and other papers and perform such further acts as may be reasonably required to carry out the provisions hereof and the transactions contemplated hereby. Each such party shall, on or prior to the Closing Date, use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to the consummation of the Reorganizations, including the execution and delivery of any documents, certificates, instruments or other papers that are reasonably required for the consummation of the Reorganizations.

         Section 5.5. Notice of Events. Company II shall give prompt notice to Company I, and Company I shall give prompt notice to Company II, of (a) the occurrence or non-occurrence of any event which to the knowledge of Company II or to the knowledge of Company I, the occurrence or non-occurrence of which would be likely to result in any of the conditions specified in (i) in the case of Company I, Sections 6.1 and 6.2 or (ii) in the case of Company II, Sections
6.2 and 6.3, not being satisfied so as to permit the consummation of the Reorganizations and (b) any material failure on its part, or on the part of the other party hereto of which it has knowledge, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this
Section 5.5 shall not limit or otherwise affect the remedies available hereunder to any party.

         Section 5.6. Access to Information.

                  (a) Company I will, during regular business hours and on reasonable prior notice, allow Company II and its authorized representatives reasonable access to the books and records of Company I pertaining to the assets of Target Fund and to officers of Company I knowledgeable thereof; provided, however, that any such access shall not significantly interfere with the business or operations of Company I.

                  (b) Company II will, during regular business hours and on reasonable prior notice, allow Company I and its authorized representatives reasonable access to the books and records of Company II pertaining to the assets of Acquiring Fund and to officers of Company II knowledgeable thereof; provided, however, that any such access shall not significantly interfere with the business or operations of Company II.

         Section 5.7. Consents, Approvals and Filings. Each of Company I and Company II shall make all necessary filings, as soon as reasonably practicable, including, without limitation, those required under the Securities Act, the Exchange Act, the Investment Company Act and the Advisers Act, in order to facilitate prompt consummation of the Reorganizations and the other transactions contemplated by this Agreement. In addition, each of Company I and Company II shall use its reasonable best efforts, and shall cooperate fully with each other
(i) to comply as promptly as reasonably practicable with all requirements of Governmental Authorities applicable to the Reorganizations and the other transactions contemplated herein and (ii) to obtain as promptly as reasonably practicable all necessary permits, orders or other consents of

Governmental Authorities and consents of all third parties necessary for the consummation of the Reorganizations and the other transactions contemplated herein. Each of Company I and Company II shall use reasonable efforts to provide such information and communications to Governmental Authorities as such Governmental Authorities may request.

         Section 5.8. Submission of Agreement to Shareholders. Company I shall take all action necessary in accordance with applicable law and its Agreement and Declaration of Trust and by-laws to convene the Target Fund Shareholders Meeting. Company I shall, through its Board of Trustees, recommend to Target Fund Shareholders approval of this Agreement and the transactions contemplated by this Agreement. Company I shall use its reasonable best efforts to hold a Target Fund Shareholders Meeting as soon as practicable after the date hereof.

                                    ARTICLE 6
                   CONDITIONS PRECEDENT TO THE REORGANIZATION

         Section 6.1. Conditions Precedent of Company II. The obligation of Company II to consummate the Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by Company II.

                  (a) The representations and warranties of Company I on behalf of Target Fund participating in the Reorganization set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

                  (b) Company I shall have complied with and satisfied in all material respects all agreements and conditions relating to Target Fund participating in the Reorganization set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

                  (c) Company II shall have received at the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of Company I, in such individual's capacity as an officer of Company I and not as an individual, to the effect that the conditions specified in Section 6.1(a) and (b) have been satisfied and (ii) a certificate, dated as of the Closing Date, from the Secretary or Assistant Secretary of Company I certifying as to the accuracy and completeness of the attached Agreement and Declaration of Trust and by-laws of Company I, and resolutions, consents and authorizations of or regarding Company I with respect to the execution and delivery of this Agreement and the transactions contemplated hereby.

                  (d) Company II shall have received the signed opinion of Kirkpatrick & Lockhart LLP, counsel to Company I, or other counsel reasonably acceptable to Company II, in form and substance reasonably acceptable to counsel for Company II, as to the matters set forth in Schedule 6.1(d).

                  (e) The dividend or dividends described in the last sentence of Section 3.14(a) shall have been declared.

         Section 6.2. Mutual Conditions. The obligations of Company I and Company II to consummate a Reorganization are subject to the satisfaction, at or prior to the Closing Date, of all of the following further conditions, any one or more may be waived in writing by Company I and Company II, but only if and to the extent that such waiver is mutual.

                  (a) All filings required to be made prior to the Closing Date with, and all consents, approvals, permits and authorizations required to be obtained on or prior to the Closing Date from Governmental Authorities in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated herein by Company I and Company II shall have been made or obtained, as the case may be; provided, however, that such consents, approvals, permits and authorizations may be subject to conditions that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

                  (b) This Agreement, the Reorganization of Target Fund and related matters shall have been approved and adopted at the Target Fund Shareholders Meeting by the shareholders of Target Fund on the record date by the Required Shareholder Vote.

                  (c) The assets of Target Fund to be acquired by Acquiring Fund shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by Target Fund immediately prior to the Reorganization. For purposes of this Section 6.2(c), assets used by Target Fund to pay the expenses it incurs in connection with this Agreement and the Reorganization and to effect all shareholder redemptions and distributions (other than regular, normal dividends and regular, normal redemptions pursuant to the Investment Company Act, and not in excess of the requirements of Section 852 of the Code, occurring in the ordinary course of Target Fund's business as a series of an open-end management investment company) after the date of this Agreement shall be included as assets of Target Fund held immediately prior to the Reorganization.

                  (d) No temporary restraining order, preliminary or permanent injunction or other order issued by any Governmental Authority preventing the consummation of the Reorganization on the Closing Date shall be in effect; provided, however, that the party or parties invoking this condition shall use reasonable efforts to have any such order or injunction vacated.

                  (e) The Registration Statement on Form N-14 filed by Company II with respect to Acquiring Fund Shares to be issued to Target Fund Shareholders in connection with the Reorganization shall have become effective under the Securities Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act.

                  (f) Company I and Company II shall have received on or before the Closing Date an opinion of Ballard Spahr Andrews & Ingersoll, LLP ("BSA&I") in form and substance reasonably acceptable to Company I and Company II, as to the matters set forth on Schedule 6.2(f). In rendering such opinion, BSA&I may request and rely upon representations contained in certificates of officers of Company I and Company II and others and the officers of Company I and Company II shall use their best efforts to make available such truthful certificates.

         Section 6.3. Conditions Precedent of Company I. The obligation of Company I to consummate a Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by Company I.

                  (a) The representations and warranties of Company II on behalf of Acquiring Fund participating in the Reorganization set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

                  (b) Company II shall have complied with and satisfied in all material respects all agreements and conditions relating to Acquiring Fund participating in the Reorganization set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

                  (c) Company I shall have received on the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of Company II, in such individual's capacity as an officer of Company II and not as an individual, to the effect that the conditions specified in Sections 6.3(a) and (b) have been satisfied and (ii) a certificate, dated as of the Closing Date, from the Secretary or Assistant Secretary of Company II certifying as to the accuracy and completeness of the attached [CHARTER] and by-laws, as amended, of Company II and resolutions, consents and authorizations of or regarding Company II with respect to the execution and delivery of this Agreement and the transactions contemplated hereby.

                  (d) Company I shall have received the signed opinion of Ballard Spahr Andrews & Ingersoll, LLP, counsel to Company II, or other counsel reasonably acceptable to Company I, in form and substance reasonably acceptable to counsel for Company II, as to the matters set forth on Schedule 6.3(d).

                                    ARTICLE 7
                            TERMINATION OF AGREEMENT

         Section 7.1. Termination.

                  (a) This Agreement may be terminated on or prior to the Closing Date as follows:

                           (i) by mutual written consent of Company I and Company II; or

                           (ii) at the election of Company I or Company II:

                                    (A) if the Closing Date shall not be on or
                           before [INSERT DATE], or such later date as the parties hereto may agree upon, unless the failure to consummate the Reorganization is the result of a willful and material breach of this Agreement by the party seeking to terminate this Agreement;

                                    (B) if, upon a vote at Target Fund
                           Shareholders Meeting or any adjournment thereof, the Required Shareholder Vote shall not have been obtained as contemplated by Section 5.8; or

                                    (C) if any Governmental Authority shall have
                           issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the Reorganization and such order, decree, ruling or other action shall have become final and nonappealable.

                  (b) The termination of this Agreement shall be effectuated by the delivery by the terminating party to the other party of a written notice of such termination.

         Section 7.2. Survival After Termination. If this Agreement is terminated in accordance with Section 7.1 hereof and the Reorganization of Target Fund is not consummated, this Agreement shall become void and of no further force and effect with respect to such Reorganization and the respective Target Fund, except for the provisions of Section 5.3.

                                    ARTICLE 8
                                  MISCELLANEOUS

         Section 8.1. Survival of Representations and Warranties. The representations, warranties and covenants in this Agreement or in any certificate or instrument delivered pursuant to this Agreement shall survive the consummation of the transactions contemplated hereunder for a period of one (1) year following the Closing Date.

         Section 8.2. Governing Law. This Agreement shall be construed and interpreted according to the laws of the State of Delaware applicable to contracts made and to be performed wholly within such state.

         Section 8.3. Binding Effect, Persons Benefiting, No Assignment. This Agreement shall inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns of the parties and such Persons. Nothing in this Agreement is intended or shall be construed to confer upon any entity or Person other than the parties hereto and their respective successors and permitted assigns any right, remedy or claim under or by reason of this Agreement or any part hereof. Without the prior written consent of the parties hereto, this Agreement may not be assigned by any of the parties hereto.

         Section 8.4. Obligations of Company II and Company I.

                  (a) Company I and Company II hereby acknowledge and agree that Acquiring Fund is a separate investment portfolio of Company II, that Company II is executing this Agreement on behalf of Acquiring Fund, and that any amounts payable by Company II under or in connection with this Agreement shall be payable solely from the revenues and assets of Acquiring Fund. Company I further acknowledges and agrees that this Agreement has been executed by a duly authorized officer of Company II in his or her capacity as an officer of Company II intending to bind Company II as provided herein, and that no officer, [DIRECTOR] or shareholder of Company II shall be personally liable for the liabilities or obligations of Company II incurred hereunder.

                  (b) Company I and Company II hereby acknowledge and agree that Target Fund is a separate investment portfolio of Company I, that Company I is executing this Agreement on behalf of Target Fund and that any amounts payable by Company I under or in connection with this Agreement shall be payable solely from the revenues and assets of Target Fund. Company II further acknowledges and agrees that this Agreement has been executed by a duly authorized officer of Company I in his or her capacity as an officer of Company I intending to bind Company I as provided herein, and that no officer, trustee or shareholder of Company I shall be personally liable for the liabilities of Company I incurred hereunder.

         Section 8.5. Amendments. This Agreement may not be amended, altered or modified except by a written instrument executed by Company I and Company II.

         Section 8.6. Enforcement. The parties agree irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States or any state having jurisdiction, in addition to any other remedy to which they are entitled at law or in equity.

         Section 8.7. Interpretation. When a reference is made in this Agreement to a Section or Schedule, such reference shall be to a Section of, or a Schedule to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." Each representation and warranty contained in Article 3 or 4 that relates to a general category of a subject matter shall be deemed superseded by a specific representation and warranty relating to a subcategory thereof to the extent of such specific representation or warranty.

         Section 8.8. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and each of which shall constitute one and the same instrument.

         Section 8.9. Entire Agreement; Schedules. This Agreement, including the Schedules, certificates and lists referred to herein, and any documents executed by the parties simultaneously herewith or pursuant thereto, constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, written or oral, between the parties with respect to such subject matter.

         Section 8.10. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand or by overnight courier, two days after being sent by registered mail, return receipt requested, or when sent by telecopier (with receipt confirmed), provided, in the case of a telecopied notice, a copy is also sent by registered mail, return receipt requested, or by courier, addressed as follows (or to such other address as a party may designate by notice to the other):

         (a) If to Company I:

                  AIM [INSERT NAME OF COMPANY]
                  11 Greenway Plaza, Suite 100
                  Houston, Texas 77046-1173
                  Attn: Carol F. Relihan, Esq.
                  Fax: (713) 993-9185

                  with a copy to:

                  Kirkpatrick & Lockhart LLP
                  1800 Massachusetts Avenue, N.W.
                  Washington, DC 20036-1800
                  Attn: Arthur J. Brown, Esq.
                  Fax: (202) 778-9100

         (b) If to Company II:

                  AIM [INSERT NAME OF COMPANY]
                  11 Greenway Plaza, Suite 100
                  Houston, Texas 77046-1173
                  Attn: Carol F. Relihan, Esq.
                  Fax: (713) 993-9185

                  with a copy to:

                  Ballard Spahr Andrews & Ingersoll, LLP
                  1735 Market Street, 51st Floor
                  Philadelphia, Pennsylvania 19103-7599
                  Attn: William H. Rheiner, Esq.
                  Fax: (215) 864-8999

         Section 8.11. Representations by AIM Advisors. In its capacity as investment adviser to Company I, AIM Advisors represents to Company II that to the best of its knowledge the representations and warranties of Company I and Target Fund contained in this Agreement are true and correct as of the date of this Agreement. In its capacity as investment adviser to Company II, AIM Advisors represents to Company I that to the best of its knowledge the representations and warranties of Company II and Acquiring Fund contained in this Agreement are true and correct as of the date of this Agreement. For purposes of this
Section 8.11, the best knowledge standard shall be deemed to mean that the officers of AIM Advisors who have substantive responsibility for the provision of investment advisory services to Company I and Company II do not have actual knowledge to the contrary after due inquiry.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                       AIM [INSERT NAME OF COMPANY], acting
                                       on behalf of AIM [INSERT FUND NAME]



                                       By:
                                          --------------------------------------


                                       AIM [INSERT COMPANY NAME], acting
                                       on behalf of AIM [INSERT FUND NAME]



                                       By:
                                          --------------------------------------


                                       A I M Advisors, Inc.



                                       By:
                                          --------------------------------------

                                 Schedule 6.1(d)

                         Opinion of Counsel to Company I


         1. Company I is duly organized and validly existing as a business trust under the Delaware Business Trust Act.

         2. Company I is an open-end, management investment company registered under the Investment Company Act of 1940.

         3. The execution, delivery and performance of the Agreement by Company I have been duly authorized and approved by all requisite trust action on the part of Company I. The Agreement has been duly executed and delivered by Company I and constitutes the valid and binding obligation of Company I.

         4. Target Fund Shares outstanding on the date hereof have been duly authorized and validly issued, are fully paid and are non-assessable.

         5. To the best of our knowledge, Company I is not required to submit any notice, report or other filing with or obtain any authorization, consent or approval from any governmental authority or self regulatory organization prior to the consummation of the transactions contemplated by the Agreement.


         We confirm to you that to our knowledge, no litigation or governmental proceeding is pending or threatened in writing against Acquiring Fund (i) with respect to the Agreement or (ii) which involves in excess of $500,000 in damages.

                                 Schedule 6.2(f)

                                  Tax Opinions


                  (i) The transfer of the assets of Target Fund to Acquiring Fund in exchange for Acquiring Fund Shares distributed directly to Target Fund Shareholders, as provided in the Agreement, will constitute a "reorganization" within the meaning of Section 368(a) of the Code and that Target Fund and Acquiring Fund will be "a party to a reorganization" within the meaning of
Section 368(b) of the Code.

                  (ii) In accordance with Section 361(a) and Section 361(c)(1) of the Code, no gain or loss will be recognized by Target Fund on the transfer of its assets to Acquiring Fund solely in exchange for Acquiring Fund Class A Shares, Acquiring Fund Class B Shares and Acquiring Fund Class C Shares or on the distribution of Acquiring Fund Class A Shares, Acquiring Fund Class B Shares and Acquiring Fund Class C Shares to Target Fund Shareholders.

                  (iii) In accordance with Section 1032 of the Code, no gain or loss will be recognized by Acquiring Fund upon the receipt of assets of Target Fund in exchange for Acquiring Fund Class A Shares, Acquiring Fund Class B Shares and Acquiring Fund Class C Shares issued directly to Target Fund Shareholders.

                  (iv) In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by Target Fund Shareholders on the receipt of Acquiring Fund Class A Shares, Acquiring Fund Class B Shares and Acquiring Fund Class C Shares in exchange for Target Fund Shares.

                  (v) In accordance with Section 362(b) of the Code, the basis to Acquiring Fund of the assets of Target Fund will be the same as the basis of such assets in the hands of Target Fund immediately prior to the Reorganization.

                  (vi) In accordance with Section 358(a) of the Code, a Target Fund Shareholder's basis for Acquiring Fund Class A Shares, Acquiring Fund Class B Shares or Acquiring Fund Class C Shares received by the Target Fund Shareholder will be the same as his basis for Target Fund Shares exchanged therefor.

                  (vii) In accordance with Section 1223(1) of the Code, a Target Fund Shareholder's holding period for Acquiring Fund Class A Shares, Acquiring Fund Class B Shares or Acquiring Fund Class C Shares will be determined by including Target Fund Shareholder's holding period for Target Fund Shares exchanged therefor, provided that the Target Fund Shareholder held Target Fund Shares as a capital asset.

                  (viii) In accordance with Section 1223(2) of the Code, the holding period with respect to the assets of Target Fund transferred to Acquiring Fund in the Reorganization will include the holding period for such assets in the hands of Target Fund

                                 Schedule 6.3(d)

                        Opinion of Counsel to Company II


         1. Company II is a [CORPORATION] validly existing and in good standing under the [MARYLAND GENERAL CORPORATION LAW.]

         2. Company II is an open-end, management investment company registered under the Investment Company Act of 1940.

         3. The execution, delivery and performance of the Agreement by Company II have been duly authorized and approved by all requisite [CORPORATE] action on the part of Company II. The Agreement has been duly executed and delivered by Company II and constitutes the valid and binding obligation of Company II.

         4. Acquiring Fund Shares outstanding on the date hereof have been duly authorized and validly issued, are fully paid and are non-assessable.

         5. To the best of our knowledge, Company II is not required to submit any notice, report or other filing with or obtain any authorization, consent or approval from any governmental authority or self regulatory organization prior to the consummation of the transactions contemplated by the Agreement.

         We confirm to you that to our knowledge, no litigation or governmental proceeding is pending or threatened in writing against Acquiring Fund (i) with respect to the Agreement or (ii) which involves in excess of $500,000 in damages.

                                                                  APPENDIX II


     AIM INTERNATIONAL
     EQUITY FUND
     ---------------------------------------------------------------------------
     AIM International Equity Fund seeks to provide long-term growth of capital.

                                                     AIM--Registered Trademark--
     PROSPECTUS
     MARCH 1, 2001

                                    This prospectus contains important
                                    information about the
                                    Class A, B and C shares of the fund.
                                    Please read it before investing and
                                    keep it for future reference.

                                    As with all other mutual fund
                                    securities, the Securities and
                                    Exchange Commission has not approved
                                    or disapproved these securities
                                    or determined whether the information
                                    in this prospectus is adequate or
                                    accurate. Anyone who tells you
                                    otherwise is committing a crime.

                                    An investment in the fund:
                                       - is not FDIC insured;
                                       - may lose value; and
                                       - is not guaranteed by a bank.


     [AIM LOGO APPEARS HERE]                              INVEST WITH DISCIPLINE
     --Registered Trademark--                           --Registered Trademark--

                         -----------------------------
                         AIM INTERNATIONAL EQUITY FUND
                         -----------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE AND STRATEGIES          1
- - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE FUND     1
- - - - - - - - - - - - - - - - - - - - - - - -

PERFORMANCE INFORMATION                      2
- - - - - - - - - - - - - - - - - - - - - - - -

Annual Total Returns                         2

Performance Table                            2

FEE TABLE AND EXPENSE EXAMPLE                3
- - - - - - - - - - - - - - - - - - - - - - - -

Fee Table                                    3

Expense Example                              3

FUND MANAGEMENT                              4
- - - - - - - - - - - - - - - - - - - - - - - -

The Advisor                                  4

Advisor Compensation                         4

Portfolio Managers                           4

OTHER INFORMATION                            4
- - - - - - - - - - - - - - - - - - - - - - - -

Sales Charges                                4

Dividends and Distributions                  4

FINANCIAL HIGHLIGHTS                         5
- - - - - - - - - - - - - - - - - - - - - - - -

SHAREHOLDER INFORMATION                    A-1
- - - - - - - - - - - - - - - - - - - - - - - -

Choosing a Share Class                     A-1

Purchasing Shares                          A-3

Redeeming Shares                           A-4

Exchanging Shares                          A-6

Pricing of Shares                          A-8

Taxes                                      A-8

OBTAINING ADDITIONAL INFORMATION    Back Cover
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection and AIM Internet Connect are service marks of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                         -----------------------------
                         AIM INTERNATIONAL EQUITY FUND
                         -----------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is to provide long-term growth of capital. The investment objective of the fund may be changed by the Board of Directors without shareholder approval.

  The fund seeks to meet its objective by investing in a diversified portfolio of international equity securities whose issuers are considered by the fund's portfolio managers to have strong earnings momentum. The fund invests, normally, at least 70% of its total assets in marketable equity securities of foreign companies that are listed on a recognized foreign securities exchange or traded in a foreign over-the-counter market. The fund will normally invest in companies located in at least four countries outside of the United States, emphasizing investment in companies in the developed countries of Western Europe and the Pacific Basin.

  At the present time, the fund's portfolio managers intend to invest no more than 20% of the fund's total assets in foreign companies located in developing countries, i.e., those that are in the initial stages of their industrial cycles. The fund may invest up to 20% of its total assets in securities exchangeable for or convertible into marketable equity securities of foreign issuers. The fund may also invest up to 20% of its total assets in high-grade short-term securities and debt securities, including U.S. Government obligations, investment grade corporate bonds or taxable municipal securities, whether denominated in U.S. dollars or foreign currencies. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

  The portfolio managers focus on companies that have experienced above-average, long-term growth in earnings and have strong prospects for future growth. In selecting countries in which the fund will invest, the fund's portfolio managers also consider such factors as the prospect for relative economic growth among countries or regions, economic or political conditions, currency exchange fluctuations, tax considerations and the liquidity of a particular security. The fund's portfolio managers consider whether to sell a particular security when any of those factors materially changes.

  In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

  The prices of foreign securities may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

  These factors may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devaluated their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.

  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                         -----------------------------
                         AIM INTERNATIONAL EQUITY FUND
                         -----------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                 [GRAPH]

                                                  ANNUAL
YEAR ENDED                                        TOTAL
DECEMBER 31                                       RETURNS
-----------                                       -------
1993 ...........................................  45.78%
1994 ...........................................  -3.34%
1995 ...........................................  16.41%
1996 ...........................................  18.98%
1997 ...........................................   5.70%
1998 ...........................................  13.42%
1999 ...........................................  55.08%
2000 ........................................... -25.69%

During the periods shown in the bar chart, the highest quarterly return was 43.09% (quarter ended December 31, 1999) and the lowest quarterly return was -14.64% (quarter ended September 30, 1998).

PERFORMANCE TABLE
The following performance table compares the fund's performance to that of a broad-based securities market index. The fund's performance reflects payment of sales loads.

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
(for the periods ended                   SINCE    INCEPTION
December 31, 2000)  1 YEAR   5 YEARS   INCEPTION     DATE
------------------------------------------------------------
Class A             (29.78)%  9.20%      11.64%    04/07/92
Class B             (29.63)   9.32        8.93     09/15/94
Class C             (26.88)     --        5.14     08/04/97
MSCI EAFE Index(1)  (14.17)   7.13        9.63(2)  03/31/92(2)
------------------------------------------------------------

(1) The Morgan Stanley Capital International Europe, Australia and Far East Index measures performance of global stock markets in 20 developed countries.
(2) The average annual total return given is since the date closest to the inception date of the class with the longest performance history.

                         -----------------------------
                         AIM INTERNATIONAL EQUITY FUND
                         -----------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund:

SHAREHOLDER FEES
--------------------------------------------------------------------------------
(fees paid directly from
your investment)              CLASS A   CLASS B   CLASS C
-----------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)                5.50%      None      None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase
price or redemption
proceeds, whichever is less)   None(1)    5.00%     1.00%
-------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------------------------------
(expenses that are deducted
from fund assets)             CLASS A   CLASS B   CLASS C
-----------------------------------------------------------
Management Fees                0.91%     0.91%     0.91%

Distribution and/or
Service (12b-1) Fees           0.30      1.00      1.00

Other Expenses                 0.27      0.31      0.31

Total Annual Fund
  Operating Expenses           1.48      2.22      2.22

Fee Waiver(2)                  0.04      0.04      0.04

Net Expenses                   1.44      2.18      2.18
-----------------------------------------------------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.
(2) The investment advisor has contractually agreed to waive 0.05% on average net assets in excess of $500 million.

You may also be charged a transaction or other fee by the financial institution managing your account.

  As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. To the extent fees are waived, the expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

         1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------
Class A....   $692     $992     $1,314     $2,221
Class B....    725      994      1,390      2,386
Class C....    325      694      1,190      2,554
--------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $692     $992     $1,314     $2,221
Class B    225      694      1,190      2,368
Class C    225      694      1,190      2,554
----------------------------------------------


                         -----------------------------
                         AIM INTERNATIONAL EQUITY FUND
                         -----------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

  The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 130 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal year ended October 31, 2000, the advisor received compensation of 0.87% of average daily net assets.

PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio are

- A. Dale Griffin, III, Senior Portfolio Manager, who has been responsible for the fund since its inception in 1992 and has been associated with the advisor and/or its affiliates since 1989.

- Jason T. Holzer, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1996. From 1994 to 1996, he was an associate with JMB Realty.

- Clas G. Olsson, Senior Portfolio Manager, who has been responsible for the fund since 1997 and has been associated with the advisor and/or its affiliates since 1994.

- Barrett K. Sides, Portfolio Manager, who has been responsible for the fund since 1995 and has been associated with the advisor and/or its affiliates since 1990.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM International Equity Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                         -----------------------------
                         AIM INTERNATIONAL EQUITY FUND
                         -----------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  This information has been audited by KPMG LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. The Board of Directors of the fund has selected new independent auditors for the fund's current fiscal year. For more information regarding the change in independent auditors, see the Statement of Additional Information.

                                                                                     CLASS A
                                                        ------------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                                        ------------------------------------------------------------------
                                                         2000(a)         1999        1998(a)       1997(a)       1996(a)
                                                        ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period                    $    21.73    $    17.59    $    16.64    $    15.37    $    13.65
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                0.08         (0.03)         0.05          0.04          0.04
--------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and
    unrealized)                                               0.72          4.49          0.96          1.68          2.07
==========================================================================================================================
    Total from investment operations                          0.80          4.46          1.01          1.72          2.11
==========================================================================================================================
Less distributions:
  Dividends from net investment income                          --         (0.11)        (0.06)        (0.02)        (0.01)
--------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                      (0.93)        (0.21)           --         (0.43)        (0.38)
==========================================================================================================================
    Total distributions                                      (0.93)        (0.32)        (0.06)        (0.45)        (0.39)
==========================================================================================================================
Net asset value, end of period                          $    21.60    $    21.73    $    17.59    $    16.64    $    15.37
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(b)                                               3.16%        25.73%         6.11%        11.43%        15.79%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                $2,325,636    $2,058,419    $1,724,635    $1,577,390    $1,108,395
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                            1.44%(c)      1.48%         1.45%         1.47%         1.58%
--------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                         1.48%(c)      1.52%         1.49%         1.51%         1.60%
==========================================================================================================================
Ratio of net investment income to average net assets          0.30%(c)     (0.14)%        0.28%         0.24%         0.25%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate                                         87%           86%           78%           50%           66%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include sales charges.
(c) Ratios are based on average daily net assets of $2,554,953,820.

                         -----------------------------
                         AIM INTERNATIONAL EQUITY FUND
                         -----------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

                                                                                      CLASS B
                                                              --------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------
                                                              2000(a)     1999(a)     1998(a)     1997(a)     1996(a)
                                                              --------    --------    --------    --------    --------
Net asset value, beginning of period                          $  21.11    $  17.13    $  16.27    $  15.13    $  13.54
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.11)      (0.17)      (0.09)      (0.09)      (0.07)
----------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          0.74        4.36        0.95        1.66        2.04
======================================================================================================================
    Total from investment operations                              0.63        4.19        0.86        1.57        1.97
======================================================================================================================
Less distributions from net realized gains                       (0.93)      (0.21)         --       (0.43)      (0.38)
======================================================================================================================
Net asset value, end of period                                $  20.81    $  21.11    $  17.13    $  16.27    $  15.13
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(b)                                                   2.42%      24.72%       5.29%      10.61%      14.88%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $997,843    $887,106    $744,987    $678,809    $368,355
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                2.18%(c)    2.27%       2.22%       2.25%       2.35%
----------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             2.22%(c)    2.31%       2.26%       2.28%       2.37%
======================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.44)%(c)  (0.93)%     (0.49)%     (0.53)%     (0.53)%
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate                                             87%         86%         78%         50%         66%
______________________________________________________________________________________________________________________
======================================================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges.
(c) Ratios are based on average daily net assets of $1,120,452,259.

                         -----------------------------
                         AIM INTERNATIONAL EQUITY FUND
                         -----------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

                                                                                  CLASS C
                                                              -----------------------------------------------
                                                                                                   AUGUST 4,
                                                                   YEAR ENDED OCTOBER 31,           THROUGH
                                                              --------------------------------    OCTOBER 31,
                                                              2000(a)     1999(a)     1998(a)       1997(a)
                                                              --------    --------    --------    -----------
Net asset value, beginning of period                          $  21.13    $  17.14    $  16.27     $  17.64
-------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.11)      (0.17)      (0.09)       (0.02)
-------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.73        4.37        0.96        (1.35)
=============================================================================================================
    Total from investment operations                              0.62        4.20        0.87        (1.37)
=============================================================================================================
Less distributions from net realized gains                       (0.93)      (0.21)         --           --
=============================================================================================================
Net asset value, end of period                                $  20.82    $  21.13    $  17.14     $  16.27
_____________________________________________________________________________________________________________
=============================================================================================================
Total return(b)                                                   2.37%      24.76%       5.35%        7.77%
_____________________________________________________________________________________________________________
=============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $253,998    $118,208    $ 58,579     $ 12,829
_____________________________________________________________________________________________________________
=============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                2.18%(c)    2.27%       2.22%        2.27%(d)
-------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             2.22%(c)    2.31%       2.26%        2.30%(d)
=============================================================================================================
Ratio of net investment income (loss) to average net assets      (0.44)%(c)  (0.93)%     (0.49)%      (0.55)%(d)
_____________________________________________________________________________________________________________
=============================================================================================================
Portfolio turnover rate                                             87%         86%         78%          50%
_____________________________________________________________________________________________________________
=============================================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $219,394,811.
(d) Annualized.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consider the factors below:

CLASS A                              CLASS B                              CLASS C
---------------------------------------------------------------------------------------------------------
- Initial sales charge               - No initial sales charge            - No initial sales charge
- Reduced or waived initial sales    - Contingent deferred sales          - Contingent deferred sales
  charge for certain purchases         charge on redemptions within         charge on redemptions within
                                       six years                            one year

- Lower distribution and service     - 12b-1 fee of 1.00%                 - 12b-1 fee of 1.00%
  (12b-1) fee than Class B or
  Class C shares (See "Fee Table
  and Expense Example")

                                     - Converts to Class A shares         - Does not convert to Class A
                                       at the end of the month              shares
                                       which is eight years after
                                       the date on which shares
                                       were purchased along with a
                                       pro rata portion of its
                                       reinvested dividends and
                                       distributions(1)

- Generally more appropriate for     - Purchase orders limited to         - Generally more appropriate
  long-term investors                  amounts less than $250,000           for short-term investors

      (1) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.

          AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.
          ----------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12B-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Generally, you will not pay a sales charge on purchases or redemptions of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund. You may be charged a contingent deferred sales charge if you redeem AIM Cash Reserve Shares of AIM Money Market Fund acquired through certain exchanges. Sales charges on all other AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES

The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.

CATEGORY I INITIAL SALES CHARGES
------------------------------------------------------------
                                          INVESTOR'S
                                         SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   25,000      5.50%          5.82%
$ 25,000 but less than $   50,000      5.25           5.54
$ 50,000 but less than $  100,000      4.75           4.99
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      3.00           3.09
$500,000 but less than $1,000,000      2.00           2.04
-------------------------------------------------------------


                                      A-1                            MCF--10/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CATEGORY II INITIAL SALES CHARGES
------------------------------------------------------------
                                           INVESTOR'S
                                          SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   50,000      4.75%          4.99%
$ 50,000 but less than $  100,000      4.00           4.17
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      2.50           2.56
$500,000 but less than $1,000,000      2.00           2.04
-------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------
                                          INVESTOR'S
                                         SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $  100,000      1.00%          1.01%
$100,000 but less than $  250,000      0.75           0.76
$250,000 but less than $1,000,000      0.50           0.50
-------------------------------------------------------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES

You can purchase $1,000,000 or more of Class A shares at net asset value. However, if you purchase shares of that amount in Categories I or II, they will be subject to a contingent deferred sales charge (CDSC) of 1% if you redeem them prior to 18 months after the date of purchase. The distributor may pay a dealer concession and/or a service fee for purchases of $1,000,000 or more.

CONTINGENT DEFERRED SALES CHARGES FOR
CLASS B AND CLASS C SHARES

You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

     YEAR SINCE
    PURCHASE MADE          CLASS B            CLASS C
----------------------------------------------------------
First                         5%                1%
Second                        4                None
Third                         3                None
Fourth                        3                None
Fifth                         2                None
Sixth                         1                None
Seventh and following       None               None
----------------------------------------------------------

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES
AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES

You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

Rights of Accumulation

You may combine your new purchases of Class A shares with Class A shares currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all Class A shares you own.

Letters of Intent

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS

You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privilege; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS

You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

MCF--10/00                            A-2

                                --------------
                                 THE AIM FUNDS
                                --------------

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

The minimum investments for AIM Fund accounts (except for investments in AIM Large Cap Opportunities Fund, AIM Mid Cap Opportunities Fund and AIM Small Cap Opportunities Fund) are as follows:

                                                                  INITIAL                      ADDITIONAL
TYPE OF ACCOUNT                                                 INVESTMENTS                    INVESTMENTS
-----------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing     $  0 ($25 per AIM Fund investment for               $25
plans, 401(k) plans, Simplified Employee Pension      salary deferrals from Savings Plans)
(SEP) accounts, Salary Reduction (SARSEP)
accounts, Savings Incentive Match Plans for
Employee IRA (Simple IRA) accounts, 403(b) or
457 plans)
Automatic Investment Plans                         50                                                 50
IRA, Education IRA or Roth IRA                    250                                                 50
All other accounts                                500                                                 50
----------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below.

PURCHASE OPTIONS
---------------------------------------------------------------------------------------------------------

                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
---------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same

By Mail                         Mail completed account application     Mail your check and the remittance
                                and purchase payment to the            slip from your confirmation
                                transfer agent,                        statement to the transfer agent.
                                A I M Fund Services, Inc.,
                                P.O. Box 4739,
                                Houston, TX 77210-4739.

By Wire                         Mail completed account application     Call the transfer agent to receive
                                to the transfer agent. Call the        a reference number. Then, use the
                                transfer agent at (800) 959-4246 to    wire instructions at left.
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M
                                Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Mail completed AIM Bank Connection
                                methods described above.               form to the transfer agent. Once
                                                                       the transfer agent has received the
                                                                       form, call the transfer agent to
                                                                       place your purchase order.

By AIM Internet Connect(SM)     Open your account using one of the     Select the AIM Internet Connect
                                methods described above.               option on your completed account
                                                                       application or complete an AIM
                                                                       Internet Connect Authorization
                                                                       Form. Mail the application or form
                                                                       to the transfer agent. Once your
                                                                       request for this option has been
                                                                       processed (which may take up to 10
                                                                       days), you may place your purchase
                                                                       order at www.aimfunds.com. The
                                                                       maximum purchase amount per
                                                                       transaction is $100,000. You may
                                                                       not purchase shares in AIM
                                                                       prototype retirement accounts on
                                                                       the internet.
----------------------------------------------------------------------------------------------------------

                                      A-3                            MCF--10/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SPECIAL PLANS

AUTOMATIC INVESTMENT PLAN

You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Automatic Investment Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM Fund is $50.

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; or (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM Funds-sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM Funds-sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF AIM CASH RESERVE SHARES OF
AIM MONEY MARKET FUND ACQUIRED BY EXCHANGE

If you redeem AIM Cash Reserve Shares acquired by exchange from Class A shares subject to a CDSC within 18 months of the purchase of the Class A shares, you will be charged a CDSC.

REDEMPTION OF CLASS B SHARES OR CLASS C
SHARES ACQUIRED BY EXCHANGE FROM AIM CASH
RESERVE SHARES OF AIM MONEY MARKET FUND

We will begin the holding period for purposes of calculating the CDSC on Class B shares or Class C shares acquired by exchange from AIM Cash Reserve Shares of AIM Money Market Fund at the time of the exchange into Class B shares or Class C shares.

REDEMPTION OF CLASS B SHARES ACQUIRED BY
EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

MCF--10/00                            A-4

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial     Contact your financial consultant.
Consultant

By Mail                 Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                        (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                        executed stock power; and (4) signature guarantees, if
                        necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                        resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and
                        whether you wish to have federal income tax withheld from
                        your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone            Call the transfer agent. You will be allowed to redeem by
                        telephone if (1) the proceeds are to be mailed to the
                        address on record (if there has been no change communicated to us within the last 30 days) or transferred electronically to a pre-authorized checking account; (2) you do not hold
                        physical share certificates; (3) you can provide proper
                        identification information; (4) the proceeds of the
                        redemption do not exceed $50,000; and (5) you have not
                        previously declined the telephone redemption privilege.
                        Certain accounts, including retirement accounts and 403(b)
                        plans, may not be redeemed by telephone. The transfer agent must receive your call during the hours of the customary
                        trading session of the New York Stock Exchange (NYSE) in
                        order to effect the redemption at that day's closing price.

By AIM Internet
Connect                 Place your redemption request at www.aimfunds.com. You will be allowed to redeem by internet if (1) you do not hold
                        physical share certificates; (2) you can provide proper
                        identification information; (3) the proceeds of the
                        redemption do not exceed $50,000; and (4) you have
                        established the internet trading option. AIM prototype
                        retirement accounts may not be redeemed on the internet.
                        The transfer agent must confirm your transaction during the hours of the customary trading session of the NYSE in order to effect the redemption at that day's closing price.

-------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET

If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC WITHDRAWALS

You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Withdrawal Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM Cash Reserve Shares of AIM Money Market Fund only)

If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

                                      A-5                            MCF--10/00

                                --------------
                                 THE AIM FUNDS
                                --------------

REDEMPTIONS BY CHECK

(Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund only)

You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $50,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGE (Class A shares only)

You may, within 90 days after you sell Class A shares (except Class A shares of AIM Tax-Exempt Cash Fund), reinvest all or part of your redemption proceeds in Class A shares of any AIM Fund at net asset value in an identically registered account. If you sold Class A shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund, you will incur an initial sales charge reflecting the difference between the initial sales charges on those Funds and the ones in which you will be investing. In addition, if you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount. You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege. You may exercise this privilege only once per year.

REDEMPTIONS BY THE AIM FUNDS

If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.
  If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated below, you may exchange your shares for shares of the same class of another AIM Fund. You may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of another AIM Fund, or vice versa. You also may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares or Class C shares of another AIM Fund, but only if the AIM Cash Reserve Shares were purchased directly and not acquired by exchange. You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange from Class A shares not subject to a CDSC into Class A shares subject to those charges, you will be charged a CDSC when you redeem the exchanged shares. The CDSC charged on redemption of those shares will be calculated starting on the date you acquired those shares through exchange.


YOU WILL NOT PAY A SALES CHARGE WHEN EXCHANGING:


(1) Class A shares with an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for Class A shares of another AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund for

    (a) one another;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

    (c) Class A shares of another AIM Fund, but only if

       (i)  you acquired the original shares before May 1, 1994; or

       (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher sales charges;

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

    (a) one another;

    (b) Class A shares of an AIM Fund subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

       (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

MCF--10/00                            A-6

                                --------------
                                 THE AIM FUNDS
                                --------------

       (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

    (c) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, but only if you acquired the original shares by exchange from Class A shares subject to an initial sales charge; or

(4) Class B shares for other Class B shares, and Class C shares for other Class C shares.

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares and Class C shares.

EXCHANGES NOT PERMITTED

You may not exchange Class A shares subject to contingent deferred sales charges for Class A shares of AIM Limited Maturity Treasury Fund, AIM Tax-Free Intermediate Fund or AIM Tax-Exempt Cash Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange;

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or discontinue this privilege at any time.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; and
(3) you have established the internet trading option.

EXCHANGING CLASS B AND CLASS C SHARES

If you make an exchange involving Class B or Class C shares, the amount of time you held the original shares will be added to the holding period of the Class B or Class C shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.




-------------------------------------------------------------------------------
 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:

 - REJECT OR CANCEL ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;

 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;

 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE AUTOMATIC INVESTMENT PLAN AND SYSTEMATIC WITHDRAWAL PLAN OPTIONS ON THE SAME ACCOUNT; OR

 - WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
 ------------------------------------------------------------------------------

                                     A-7                             MCF--10/00

                                --------------
                                 THE AIM FUNDS
                                --------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds value short-term investments maturing within 60 days at amortized cost, which approximates market value. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund, AIM Tax-Exempt Bond Fund of Connecticut and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

  The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM Funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

  Each AIM Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good form. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates may apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

  INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

  The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.

MCF--10/00                            A-8

                         -----------------------------
                         AIM INTERNATIONAL EQUITY FUND
                         -----------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

---------------------------------------------------------

BY MAIL:                     A I M Fund Services, Inc.
                             P.O. Box 4739
                             Houston, TX 77210-4739

BY TELEPHONE:                (800) 347-4246


ON THE INTERNET:             You can send us a
                             request by e-mail or
                             download prospectuses,
                             annual or semiannual
                             reports via our website:
                             HTTP://WWW.AIMFUNDS.COM

---------------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

-----------------------------------
 AIM International Equity Fund
 SEC 1940 Act file number: 811-6463
-----------------------------------


[AIM LOGO APPEARS HERE]   www.aimfunds.com   INT-PRO-1   INVEST WITH DISCIPLINE
--Registered Trademark--                                --Registered Trademark--

                 INTERNATIONAL EQUITY DISCUSSION AND ANALYSIS

Reproduced below is a discussion of the performance of International Equity for the year-ended October 31, 2000, that was prepared by its officers and AIM Advisors and included in its Annual Report dated October 31, 2000.

                                                                 APPENDIX III


                       ANNUAL REPORT / MANAGERS' OVERVIEW


AIM INTERNATIONAL EQUITY FUND WEATHERS GLOBAL TURBULENCE


HOW DID AIM INTERNATIONAL EQUITY FUND PERFORM OVER THE REPORTING PERIOD?
The fund faced a difficult market during the fiscal year ended October 31, 2000. Class A shares reported a total return of 3.16%, Class B shares 2.42% and Class C shares 2.37%. These returns are at net asset value, excluding sales charges. The fund outperformed the MSCI EAFE--Registered Trademark-- Index, which produced a -2.90% total return over the same time frame.

WHAT WERE THE MAJOR TRENDS IN INTERNATIONAL MARKETS OVER THE REPORTING PERIOD? Stock markets worldwide entered 2000 with a roar, led by technology, media and telecommunications (TMT) stocks. This rally lasted until March, when inflation fears, rising interest rates and high stock prices sparked a worldwide tech sell-off.
    Since spring, volatility has been the watchword. In May and June, global markets improved amid mounting evidence that the U.S. economy was slowing, reducing the chance that the U.S. Federal Reserve Board (the Fed) would continue to raise interest rates. But the market upturn was short-lived. In late summer and early fall, the markets plunged again as investors worried about rising oil prices, unrest in the Middle East and lower corporate earnings.
    In September and October, a number of corporate heavyweights like Intel and Du Pont (not fund holdings) reported earnings disappointments, as rising oil prices and a weak euro crimped profit margins. These earnings dips rattled markets worldwide.

WHAT HAPPENED IN EUROPE OVER THE FISCAL YEAR?
Europe's common currency, the euro, hit a record low in October. Since its launch in January 1999 at $1.15, the currency has spent most of its existence below parity with the U.S. dollar. During the reporting period, European investors bought dollar-based assets, and U.S. investors tended to keep their money in U.S. markets.
    Near the end of the fiscal year, the European Central Bank increased interest rates to 4.5%, spurred by rising oil prices, a higher-than-expected rise in producer prices and employment increases in Germany and France.

WHAT WERE THE MAJOR MARKET DEVELOPMENTS IN ASIA?
The Japanese stock market has mirrored its U.S. counterpart in terms of volatility following the spring technology sell-off. Japan's economy, the world's second-largest, threatened to slip back into recession near the end of the fiscal year. However, there are signs that corporate Japan is beginning to take a more aggressive stance toward cost-cutting to bolster profits. Outside Japan, investment in Asia has weakened because of political turmoil in many countries and interest-rate concerns. Even Hong Kong, one of the best-performing Asian countries, has showed signs of slowing.

HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
Despite market volatility, we maintained our earnings-driven investment strategy, focusing on the stocks of industry leaders with accelerating earnings growth. This strategy led us to invest in TMT stocks. While these stocks were out of favor with the market for much of the fiscal year, we still believe that they show the best prospects for growth and capital appreciation. The fund also held stocks in the health-care and financial industries, among the best-performing areas of the stock market. In terms of market capitalization, the fund maintained its emphasis on large-cap stocks.

--------------------------------------------------------------------------------

READ THIS REPORT ONLINE!
Early in 2001, a new service will be available--electronic delivery of fund reports and prospectuses. Soon, you can read the same AIM report you are reading now--online. Once you sign up for the service, we will send you a link to the report via e-mail. If you choose to receive your reports online, you will not receive a paper copy by mail. You may cancel the service at any time by visiting our Web site.
    Please visit our Web site at www.aimfunds.com and go to "Your AIM Account." Log into your account and then click on the "View Other Account Options" dropdown menu and select "eDelivery."

--------------------------------------------------------------------------------

                     -------------------------------------

                     THE FUND'S COUNTRY ALLOCATION IS DIC-

                     TATED BY OUR STOCK-SELECTION PROCESS,

                      WHICH LED US TO INVEST IN STOCKS IN

                        FRANCE, CANADA AND SWITZERLAND.

                     -------------------------------------


          See important fund and index disclosures inside front cover.

                         AIM INTERNATIONAL EQUITY FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


IN WHAT COUNTRIES DID THE FUND HAVE INVESTMENTS?
The fund's country allocation is dictated by our stock-selection process, which led us to invest in stocks in France, Canada and Switzerland. In fact, Canada had one of the best-performing stock markets during the fiscal year.
    We reduced holdings in Japan, Germany and the United Kingdom because we did not find many stocks in these countries that produced accelerated earnings growth. As of October 31, 2000, European holdings made up 61% of the fund, Asian holdings about 20%, Canadian 8.71% and Latin American 5.1%.

WHAT WERE SOME OF THE FUND'S TOP HOLDINGS AS OF OCTOBER 31, 2000?
The fund's top holdings represent a fairly diversified portfolio:
o Novo Nordisk, based in Denmark, is the world's leading producer of insulin. Its other health-care products include women's hormone-replacement drugs, human growth hormones and drugs for hemophilia. The company has subsidiaries and offices in nearly 70 countries, and nearly half its sales are in Europe.
o RAS (Riunione Adriatica di Sicurta) sells insurance through about 1,500 agencies in Italy. Founded in 1838, RAS consists of a group of about 100 insurance, financial and real estate companies.
o Celestica makes printed circuit assemblies and systems for companies such as Cisco, IBM and Hewlett-Packard. Its products are used in computer servers, workstations and communications devices. Based in Canada, Celestica was formerly IBM's Toronto factory, spun off from Big Blue in 1996.
o BNP Paribas is one of Europe's largest banks, formed in 1999 by the merger of Banque Nationale de Paris and Paribas. In the United States, it owns regional bank holding company BancWest.
o   TotalFinaElf explores for, produces, refines, markets and trades petroleum.

WHAT'S YOUR OUTLOOK FOR THE NEAR TERM?
We expect global markets to remain volatile for the foreseeable future.
However, we believe that global economic expansion is likely to continue, and that earnings potential for TMT stocks remains strong.
    Despite volatility in Europe, the region's economic and investment future continues to look bright. Spending on technology and communications continues to increase. In addition, restructuring, merger activity and tax reform bode well for European economies.
    In Asia, most analysts think that the continuing strength of the U.S. economy will help boost Asian stock markets. The region benefits not only from exports but from increasing local consumption--half of the world's population lives in Asia. While the long-term outlook for Asia is favorable, markets are in a holding pattern waiting for a catalyst to grow further.
    In general, we have a positive outlook for the fund, our growth investment style and international investing.

================================================================================

PORTFOLIO COMPOSITION

As of 10/31/00, based on total net assets


==================================================================================================================================
TOP 10 EQUITY HOLDINGS                             TOP 10 INDUSTRIES                                   TOP 10 COUNTRIES
----------------------------------------------------------------------------------------------------------------------------------
 1. Novo Nordisk AS-Class B (Denmark)      1.98%    1. Communications Equipment               10.13%    1. France          18.94%
 2. RAS S.p.A (Italy)                      1.93     2. Electronics (Semiconductors)            6.33     2. United Kingdom  14.62
 3. Celestica Inc. (Canada)                1.91     3. Health Care (Drugs-Generic & Other)     6.05     3. Japan           11.68
 4. BNP Paribas (France)                   1.88     4. Banks (Major Regional)                  4.91     4. Canada           8.71
 5. Total Fina Elf S.A. (France)           1.86     5. Oil (International Integrated)          4.81     5. Switzerland      5.91
 6. STMicroelectronics N.V. (Netherlands)  1.84     6. Electronics (Component Distributors)    4.70     6. Denmark          4.28
 7. Vodafone AirTouch PLC (U.K.)           1.82     7. Telecommunications (Cellular/Wireless)  4.57     7. Germany          4.19
 8. Aventis S.A. (Spain)                   1.79     8. Services (Commercial & Consumer)        4.38     8. Netherlands      3.76
 9. Nokia Oyj (Finland)                    1.78     9. Telephone                               3.81     9. Mexico           3.40
10. Alcatel S.A. (France)                  1.73    10. Computers (Software & Services)         3.24    10. Hong Kong        3.23


The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.
==================================================================================================================================

[ART WORK]


          See important fund and index disclosures inside front cover.

                         AIM INTERNATIONAL EQUITY FUND

                      ANNUAL REPORT / PERFORMANCE HISTORY


YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM INTERNATIONAL EQUITY FUND VS. BENCHMARK INDEXES

4/7/92-10/31/00

in thousands

=====================================================================================
            AIM International
            Equity Fund, Class     MSCI EAFE--Registered         Lipper International
                A Shares             Trademark-- Index                Fund Index
-------------------------------------------------------------------------------------
4/7/92           9454                    10000                       10000
10/92            9610                    9821.64                     9600.06
10/93            13200                   13500.6                     12869.9
10/94            14644                   14863.3                     14350.9
10/95            15411                   14808.1                     14283.9
10/96            17844                   16358.7                     16087.3
10/97            19884                   17116                       18237.5
10/98            21099                   18766.9                     19084.8
10/99            26529                   23089.5                     23483.4
10/00            27366                   22421                       24293.7

               $27,337                 $22,421                     $24,294

Source: Lipper, Inc.
Past performance does not guarantee comparable future results.
=====================================================================================

    MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

ABOUT THIS CHART
The chart compares your fund's Class A shares to benchmark indexes. It is important to understand the difference between your fund and an index. An index measures the performance of a hypothetical portfolio. Your fund's total return, shown with the applicable sales charge, includes fund expenses and management fees. A market index such as the EAFE--Registered Trademark-- is not managed, incurring no sales charges, expenses or fees. An index of funds, such as the Lipper International Fund Index, includes a number of mutual funds grouped by investment objective or style. Each of those funds interprets its objective differently, and each employs a different management approach and investment strategy. (Please note that the results for these indexes are for the period 3/31/92-10/31/00.) If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. Use of these indexes is intended to give you a general idea of how your fund performed compared to the stock market.

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/00, including sales charges

================================================================================
CLASS A SHARES
  Inception (4/7/92)                12.46%
  5 years                           10.91
  1 year                            -2.50*
  *3.16% excluding sales charges

CLASS B SHARES
  Inception (9/15/94)               10.00%
  5 years                           11.05
  1 year                            -2.51*
  *2.42% excluding CDSC

CLASS C SHARES
  Inception (8/4/97)                 6.89%
  1 year                             1.38*
  *2.37% excluding CDSC
================================================================================

Your fund's total return includes sales charges, expenses and management fees. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to differing fees and expenses. For fund performance calculations and descriptions of the indexes on this page, please see the inside front cover.


                         AIM INTERNATIONAL EQUITY FUND

                          AIM INTERNATIONAL EQUITY FUND
                                 A PORTFOLIO OF
                          AIM INTERNATIONAL FUNDS, INC.
                                11 Greenway Plaza
                                    Suite 100
                            Houston, Texas 77046-1173
                            Toll Free: (800) 347-4246

                              AIM JAPAN GROWTH FUND
                                 A PORTFOLIO OF
                                AIM GROWTH SERIES
                                11 Greenway Plaza
                                    Suite 100
                            Houston, Texas 77046-1173
                            Toll Free: (800) 347-4246


                       STATEMENT OF ADDITIONAL INFORMATION

     (August 17, 2001 Special Meeting of Shareholders of AIM Growth Series)

         This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Proxy Statement and Prospectus dated June__, 2001 of AIM International Funds, Inc. (the "Company") for use in connection with the Special Meeting of Shareholders of AIM Growth Series to be held on August 17, 2001. Copies of the Combined Proxy Statement and Prospectus may be obtained at no charge by writing the Company at the address shown above or by calling 1-800-347-4246. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Proxy Statement and Prospectus.

         A Statement of Additional Information for the Company dated March 1, 2001, as supplemented May 4, 2001, has been filed with the Securities and Exchange Commission and is attached hereto as Appendix I which is incorporated herein by this reference.

     The date of this Statement of Additional Information is June __, 2001.

                                TABLE OF CONTENTS


THE COMPANY........................................................................S-3

DESCRIPTION OF PERMITTED INVESTMENTS...............................................S-3

DIRECTORS AND OFFICERS OF THE COMPANY..............................................S-3

ADVISORY AND MANAGEMENT RELATED SERVICES AGREEMENTS AND PLANS OF DISTRIBUTION......S-3

PORTFOLIO TRANSACTIONS.............................................................S-3

DESCRIPTION OF SHARES..............................................................S-3

DETERMINATION OF NET ASSET VALUE...................................................S-3

TAXES..............................................................................S-4

PERFORMANCE DATA...................................................................S-4

FINANCIAL INFORMATION..............................................................S-4

Appendix I    -   AIM International Funds, Inc. Statement of Additional Information
Appendix II   -   Audited Financial Statements of AIM Japan Growth Fund

THE COMPANY

This Statement of Additional Information relates to AIM International Funds, Inc. (the "Company") and its investment portfolio, AIM International Equity Fund (the "Fund"). The Company is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is a separate series of shares of capital stock of the Company. For additional information about the Company, see heading "General Information About the Company" in the Company's Statement of Additional Information attached hereto as Appendix I.

DESCRIPTION OF PERMITTED INVESTMENTS

For a discussion of the fundamental and nonfundamental investment policies of the Fund adopted by the Company's Board of Directors, see heading "Investment Restrictions" in the Company's Statement of Additional Information attached hereto as Appendix I.

DIRECTORS AND OFFICERS OF THE COMPANY

For a disclosure of the names and a brief occupational biography of each of the Company's directors and executive officers identifying those who are interested persons of the Company as well as stating their aggregate remuneration, see heading "Management - Directors and Officers" in the Company's Statement of Additional Information attached hereto as Appendix I.

ADVISORY AND MANAGEMENT RELATED SERVICES AGREEMENTS AND PLANS OF DISTRIBUTION

For a discussion of the Company's advisory and management-related services agreements and plans of distribution, see headings "Management - Investment Advisory and Other Services," "The Distribution Plans," and "The Distributor" in the Company's Statement of Additional Information attached hereto as Appendix I.

PORTFOLIO TRANSACTIONS

For a discussion of the Company's brokerage policy, see heading "Portfolio Transactions and Brokerage" in the Company's Statement of Additional Information attached hereto as Appendix I.

DESCRIPTION OF SHARES

For a discussion of the Company's authorized securities and the characteristics of the Company's shares of capital stock, see heading "General Information about the Company" in the Company's Statement of Additional Information attached hereto as Appendix I.

DETERMINATION OF NET ASSET VALUE

For a discussion of the Company's valuation and pricing procedures and a description of its purchase and redemption procedures, see headings "How to Purchase and Redeem Shares" and

"Net Asset Value Determination" in the Company's Statement of Additional Information attached hereto as Appendix I.

TAXES

For a discussion of any tax information relating to ownership of the Company's shares, see heading "Dividends, Distributions and Tax Matters" in the Company's Statement of Additional information attached hereto as Appendix I.

PERFORMANCE DATA

For a description and quotation of certain performance data used by the Company, see heading "Performance" in the Company's Statement of Additional Information attached hereto as Appendix I.

FINANCIAL INFORMATION

The audited financial statements of the Fund and the report thereon by PricewaterhouseCoopers LLP, are set forth under the heading "Financial Statements" in the Company's Statement of Additional Information attached hereto as Appendix I.

The audited financial statements of AIM Japan Growth Fund and the report thereon by PricewaterhouseCoopers LLP, are set forth in the Annual Report of AIM Japan Growth Fund, dated December 31, 2000, which is incorporated herein by reference and attached hereto as Appendix II.

                                                                      APPENDIX I

                             AIM ASIAN GROWTH FUND
                         AIM EUROPEAN DEVELOPMENT FUND
                       AIM GLOBAL AGGRESSIVE GROWTH FUND
                             AIM GLOBAL GROWTH FUND
                             AIM GLOBAL INCOME FUND
                         AIM INTERNATIONAL EQUITY FUND

              (SERIES PORTFOLIOS OF AIM INTERNATIONAL FUNDS, INC.)


                      Supplement dated May 4, 2001, to the
            Statement of Additional Information dated March 1, 2001


For the period May 3, 2001 through July 30, 2001, AG Edwards will receive, for purchases by their Growth & Income Model portfolio and their Growth Model portfolio only, full dealer reallowance on Class A Shares, an additional 50 basis points on Class B Shares and an additional 25 basis points on Class C Shares with respect to AIM INTERNATIONAL EQUITY FUND only.

                                  STATEMENT OF
                             ADDITIONAL INFORMATION




                              AIM ASIAN GROWTH FUND
                          AIM EUROPEAN DEVELOPMENT FUND
                        AIM GLOBAL AGGRESSIVE GROWTH FUND
                             AIM GLOBAL GROWTH FUND
                             AIM GLOBAL INCOME FUND
                          AIM INTERNATIONAL EQUITY FUND




              (SERIES PORTFOLIOS OF AIM INTERNATIONAL FUNDS, INC.)



                                11 GREENWAY PLAZA
                                    SUITE 100
                            HOUSTON, TEXAS 77046-1173
                                 (713) 626-1919



                                   ----------




          THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS
                    AND IT SHOULD BE READ IN CONJUNCTION WITH
                     A PROSPECTUS OF THE ABOVE-NAMED FUNDS,
                 A COPY OF WHICH MAY BE OBTAINED FREE OF CHARGE
                      FROM AUTHORIZED DEALERS OR BY WRITING
                            A I M DISTRIBUTORS, INC.,
                      P.O. BOX 4739, HOUSTON, TX 77210-4739
                          OR BY CALLING (800) 347-4246


                                   ----------




            STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2001,
      RELATING TO THE AIM ASIAN GROWTH FUND PROSPECTUS DATED MARCH 1, 2001,
        THE AIM EUROPEAN DEVELOPMENT FUND PROSPECTUS DATED MARCH 1, 2001,
      THE AIM GLOBAL AGGRESSIVE GROWTH FUND PROSPECTUS DATED MARCH 1, 2001,
           THE AIM GLOBAL GROWTH FUND PROSPECTUS DATED MARCH 1, 2001,
           THE AIM GLOBAL INCOME FUND PROSPECTUS DATED MARCH 1, 2001,
      AND THE AIM INTERNATIONAL EQUITY FUND PROSPECTUS DATED MARCH 1, 2001

                                TABLE OF CONTENTS


                                                                            PAGE

INTRODUCTION..................................................................1

GENERAL INFORMATION ABOUT THE COMPANY.........................................1

         The Company and its Shares...........................................1

PERFORMANCE...................................................................2

         Total Return Calculations............................................4
         Yield Quotations.....................................................4
         Historical Portfolio Results.........................................5

PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................8

         General Brokerage Policy.............................................8
         Allocation of Portfolio Transactions.................................9
         Allocation of IPO Securities Transactions............................9
         Section 28(e) Standards.............................................10
         Transactions with Regular Brokers...................................11
         Brokerage Commissions Paid..........................................11
         Portfolio Turnover..................................................12

INVESTMENT STRATEGIES AND RISKS..............................................12

         All Funds (except Income Fund)......................................13
         Asian Fund..........................................................13
         European Fund.......................................................14
         Aggressive Growth Fund and Growth Fund..............................16
         Income Fund.........................................................17
         Equity Fund.........................................................20
         Real Estate Investment Trusts ("REITs").............................21
         Repurchase Agreements and Reverse Repurchase Agreements.............21
         Lending of Portfolio Securities.....................................22
         Interfund Loans.....................................................22
         Securities Issued on a When-Issued or Delayed Delivery Basis........22
         Short Sales.........................................................23
         Margin Transactions.................................................23
         Illiquid Securities.................................................23
         Rule 144A Securities................................................23
         Foreign Securities..................................................24
         Foreign Exchange Transactions.......................................27
         Equity-Linked Derivatives...........................................27
         Investment in Other Investment Companies............................28
         Temporary Defensive Investments.....................................28

OPTIONS, FUTURES AND CURRENCY STRATEGIES.....................................28

         Introduction........................................................28
         General Risks of Options, Futures and Currency Strategies...........28
         Cover...............................................................29
         Writing Call Options................................................30
         Writing Put Options.................................................30
         Purchasing Put Options..............................................30
         Purchasing Call Options.............................................31
         Over-The-Counter Options............................................31


         Index Options.......................................................32
         Limitations on Options..............................................32
         Interest Rate, Currency and Stock Index Futures Contracts...........32
         Options on Futures Contracts........................................33
         Forward Contracts...................................................33
         Limitations on Use of Futures, Options on Futures and Certain
               Options on Currencies.........................................34

INVESTMENT RESTRICTIONS......................................................34

         Fundamental Restrictions............................................34
         Non-Fundamental Restrictions........................................35

MANAGEMENT...................................................................36

         Directors and Officers..............................................36
         Remuneration of Directors...........................................40
         AIM Funds Retirement Plan for Eligible Directors/Trustees...........41
         Deferred Compensation Agreements....................................42
         Investment Advisory and Other Services..............................43

THE DISTRIBUTION PLANS.......................................................47

         The Class A and C Plan..............................................47
         The Class B Plan....................................................48
         Both Plans..........................................................48

THE DISTRIBUTOR..............................................................52

SALES CHARGES AND DEALER CONCESSIONS.........................................54

REDUCTIONS IN INITIAL SALES CHARGES..........................................57

CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS..................................60

HOW TO PURCHASE AND REDEEM SHARES............................................62

         Backup Withholding..................................................63

NET ASSET VALUE DETERMINATION................................................65

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS.....................................66

         Reinvestment of Dividends and Distributions.........................66
         Tax Matters.........................................................66
         Qualification as a Regulated Investment Company.....................66
         Fund Distributions..................................................67
         Investment in Foreign Financial Instruments.........................68
         Hedging Transactions................................................68
         PFIC Investments....................................................69
         Redemption or Exchange of Shares....................................70
         Foreign Income Taxes................................................70
         Backup Withholding..................................................71
         Reinstatement Privilege.............................................71
         Foreign Shareholders................................................71
         Miscellaneous Considerations; Effect of Future Legislation..........72

SHAREHOLDER INFORMATION......................................................72


MISCELLANEOUS INFORMATION.....................................................75

         Changes for Certain Account Information..............................75
         Audit Reports........................................................75
         Legal Matters........................................................75
         Custodian and Transfer Agent.........................................75
         Principal Holders of Securities......................................75
         Other Information....................................................79

APPENDIX A...................................................................A-1

APPENDIX B...................................................................B-1

APPENDIX C...................................................................C-1

FINANCIAL STATEMENTS..........................................................FS

                                  INTRODUCTION

         AIM International Funds, Inc. (the "Company") is a series mutual fund. The rules and regulations of the Securities and Exchange Commission (the "SEC") require all mutual funds to furnish prospective investors certain information concerning the activities of the fund being considered for investment. This information is included in the AIM Asian Growth Fund Prospectus dated March 1, 2001, the AIM European Development Fund Prospectus dated March 1, 2001, the AIM Global Aggressive Growth Fund Prospectus dated March 1, 2001, the AIM Global Growth Fund Prospectus dated March 1, 2001, the AIM Global Income Fund Prospectus dated March 1, 2001, and the AIM International Equity Fund Prospectus dated March 1, 2001 (individually, a "Prospectus" and collectively, the "Prospectuses"). Copies of each Prospectus and additional copies of this Statement of Additional Information may be obtained without charge by writing the principal distributor of the Funds' (hereinafter defined) shares, A I M Distributors, Inc. ("AIM Distributors"), P.O. Box 4739, Houston, Texas 77210-4739, or by calling (800) 347-4246. Investors must receive a Prospectus before they invest in the Funds.

         This Statement of Additional Information is intended to furnish prospective investors with additional information concerning the Funds. Some of the information required to be in this Statement of Additional Information is also included in each Fund's current Prospectus, and in order to avoid repetition, reference will be made herein to sections of the applicable Prospectus. Additionally, each Prospectus and this Statement of Additional Information omit certain information contained in the Company's Registration Statement filed with the SEC. Copies of the Registration Statement, including items omitted from each Prospectus and this Statement of Additional Information, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

                      GENERAL INFORMATION ABOUT THE COMPANY

THE COMPANY AND ITS SHARES

         The Company was organized in 1991 as a Maryland corporation, and is registered with the SEC as an open-end, series, management investment company. The Company currently consists of six separate portfolios: AIM Asian Growth Fund (the "Asian Fund"), AIM European Development Fund ( the "European Fund"), AIM Global Aggressive Growth Fund (the "Aggressive Growth Fund"), AIM Global Growth Fund (the "Growth Fund"), AIM Global Income Fund ( the "Income Fund") and AIM International Equity Fund (the "Equity Fund") (individually, a "Fund" and collectively, the "Funds"). Each portfolio of the Company offers Class A, Class B and Class C shares.

         As used in each Prospectus, the term "majority of the outstanding shares" of the Company, of a particular Fund or of a class of a Fund means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Company, such Fund or such class present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares of the Company, such Fund or such class are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Company, such Fund or such class.

         The assets received by the Company from the issue or sale of shares of each of its series of shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to the appropriate Fund. They constitute the underlying assets of each Fund, are required to be segregated on the Company's books of account, and are to be charged with the expenses with respect to such Fund and its respective classes. Any general expenses of the Company not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Board of Directors, primarily on the basis of relative net assets, or other relevant factors.

         Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Board of Directors. Each such class represents interests in the same portfolio of investments but, as further described in the Prospectuses, each such class is subject to differing sales charges and expenses, which differences will result in differing net asset values and dividends and distributions. Upon any liquidation of the Company, shareholders of each class are entitled to share pro rata in the net assets belonging to the applicable Fund allocable to such class available for distribution after satisfaction of outstanding liabilities of the Fund allocable to such class.

         Class A shares, Class B shares and Class C shares of each Fund represent interests in the Fund's assets and have identical voting, dividend, liquidation and other rights on the same terms and conditions, except that each class of shares bears differing class-specific expenses (such as those associated with the shareholder servicing of their shares) and is subject to differing sales loads (which may affect performance), conversion features and exchange privileges, and has exclusive voting rights on matters pertaining to that class' distribution plan (although Class B shareholders as well as Class A shareholders of a given Fund must approve any material increase in fees payable with respect to the Class A shares of such Fund under the Class A and C Plan). Each share of a particular class is entitled to one vote, to participate equally in dividends and distributions declared by the Company's Board of Directors with respect to the class of such Fund and, upon liquidation of the Fund, to participate proportionately in the net assets of the Fund allocable to such class remaining after satisfaction of outstanding liabilities of the Fund allocable to such class.

         Class B shares automatically convert to Class A shares at the end of the month which is eight years after the date of purchase. A pro rata portion of shares from reinvested dividends and distributions convert at the same time. No other shares have conversion rights. Because Class B shares convert into Class A shares, the holders of Class B shares (as well as the holders of Class A shares) of each Fund must approve any material increase in fees payable with respect to that Fund under the Class A and C Plan or a new class of shares into which the Class B shares will convert must be created which will be identical in all material respects to the Class A shares prior to the material increase in fees.

         Except as specifically noted above, shareholders of each Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the different classes of shares, where applicable, of a Fund. However, on matters affecting one portfolio of the Company or one class of shares, a separate vote of shareholders of that portfolio or class is required. Shareholders of a portfolio or class are not entitled to vote on any matter which does not affect that portfolio or class but which requires a separate vote of another portfolio or class. An example of a matter which would be voted on separately by shareholders of a portfolio is the approval of an advisory agreement, and an example of a matter which would be voted on separately by shareholders of a class of shares is approval of a distribution plan. When issued, shares of the Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are fully transferable. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect directors, holders of more than 50% of the shares voting for the election of directors can elect all of the directors of the Company, and the holders of less than 50% of the shares voting for the election of directors will not be able to elect any directors.

         Under Maryland law and the Company's By-Laws, the Company need not hold an annual meeting of shareholders to elect directors unless a meeting is required under the Investment Company Act of 1940, as amended, (the "1940 Act"). Shareholders may remove directors from office, and a meeting of shareholders may be called at the request of the holders of 10% or more of the Company's outstanding shares.


                                   PERFORMANCE

         Each Fund's performance may be quoted in advertising in terms of yield (Income Fund) or total return. All advertisements of the Funds will disclose the maximum sales charge (including deferred sales charge) to which investments in shares of the Funds may be subject. If any advertised performance data does not reflect the maximum sales charge (if any), such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted.

         From time to time, A I M Advisors, Inc. ("AIM") or its affiliates may waive all or a portion of their fees and/or assume certain expenses of any Fund. Voluntary fee waivers or reductions or commitments to assume expenses may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions or commitments to assume expenses, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions or reimbursement of expenses set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund. Fee waivers or reductions or commitments to reduce expenses will have the effect of increasing a Fund's yield and total return.

         The performance of each Fund will vary from time to time and past results are not necessarily indicative of future results. A Fund's performance is a function of its portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses of the Fund and market conditions. A shareholder's investment in a Fund is not insured or guaranteed. These factors should be carefully considered by the investor before making an investment in any Fund.

         Some or all of the Funds may participate in the Initial Public Offering ("IPO") market, and a significant portion of those Funds' returns may be attributable to their investment in IPOs, which can have a magnified impact if a Fund has a small asset base, such as Asian Fund and European Fund. There is no guarantee that as the Funds' assets grow, they will continue to experience substantially similar performance by investing in IPOs.

         Additional performance information is contained in a Fund's Annual Report to Shareholders, which is available upon request without charge.

         Total return and yield figures for the Funds are neither fixed nor guaranteed, and no Fund's principal is insured. The Funds may provide performance information in reports, sales literature and advertisements. The Funds may also, from time to time, quote information about the Funds published or aired by publications or other media entities which contain articles or segments relating to investment results or other data about one or more of the Funds. The following is a list of such publications or media entities:


Advertising Age                                 Forbes                               New York Times
Barron's                                        Fortune                              Pension World
Best's Review                                   Hartford Courant                     Pensions & Investment
Broker World                                    Inc.                                 Personal Investor
Business Week                                   Institutional Investor               Philadelphia Inquirer
Changing Times                                  Insurance Forum                      USA Today
Christian Science Monitor                       Insurance Week                       U.S. News & World  Report
Consumer Reports                                Investor's Daily                     Wall Street Journal
Economist                                       Journal of the American              Washington Post
FACS of the Week                                Society of CLU & ChFC                CNN
Financial Planning                              Kiplinger Letter                     CNBC
Financial Product News                          Money                                PBS
Financial Services Week                         Mutual Fund Forecaster
Financial World                                 Nation's Business

         Each Fund may also compare its performance to performance data of similar mutual funds as published by the following services:


         Bank Rate Monitor                           Stanger
         Donoghue's                                  Weisenberger
         Mutual Fund Values (Morningstar)            Lipper, Inc.

         Although performance data may be useful to prospective investors when comparing a Fund's performance with other funds and other potential investments, investors should note that the methods of computing performance of other potential investments are not necessarily comparable to the methods employed by a Fund.

TOTAL RETURN CALCULATIONS

         Standardized total return for Class A shares of a Fund reflects the deduction of the maximum initial sales charge at the time of purchase. Standardized total return for Class B shares of a Fund reflects the deduction of the maximum applicable contingent deferred sales charge on a redemption of shares held for the period. Standardized total return for Class C shares of a Fund reflects the deduction of a 1% contingent deferred sales charge, if applicable, on a redemption of shares held for the period. Total returns quoted in advertising reflect all aspects of the applicable Fund's return, including the effect of reinvesting dividends and capital gain distributions, the deduction of charges and expenses and any change in such Fund's net asset value per share over the period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical investment in a particular Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a Fund's performance is not constant over time, but changes from year to year, and that average annual total returns do not represent the actual year-to-year performance of such Fund. The stated period for quotations of average annual total return will be for periods of one year and the life of a Fund (commencing as of the effective date of its registration statement).

         In addition to average annual total returns, each Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns and other performance information may be quoted numerically or in tables, graphs or similar illustrations. For Asian Fund, European Fund and Equity Fund total returns may be quoted with or without taking the Class A shares' 5.50% maximum sales charge, the Class B shares' 5% maximum contingent deferred sales charge ("CDSC") or the Class C shares' 1% maximum CDSC into account. For Aggressive Growth Fund, Growth Fund and Income Fund total returns may be quoted with or without taking the Class A shares' 4.75% maximum sales charge, the Class B shares' 5% maximum CDSC or the Class C shares' 1% maximum CDSC into account. Excluding sales charges from a total return calculation produces a higher total return figure.

YIELD QUOTATIONS

         Yield is computed in accordance with the standardized formula described below and can be expected to fluctuate from time to time and is not necessarily indicative of future results. Accordingly, yield information may not provide a basis for comparison with investments which pay a fixed rate of interest for a stated period of time. Yield reflects investment income net of expenses over the relevant period attributable to a share of Income Fund, expressed as an annualized percentage of the maximum offering price per share of Income Fund. Yield is a function of the type and quality of Income Fund's investments, the Fund's maturity and the Fund's operating expense ratio. The standard formula for calculating yield for the Income Fund, is as follows:

                        YIELD = 2[((a-b)/(c x d) + 1)(6)-1]

Where      a =      dividends and interest earned during a stated 30-day period.
                    For purposes of this calculation, dividends are accrued rather than recorded on the ex-dividend date. Interest earned under this formula must generally be calculated based on the yield to maturity of each obligation (or, if more appropriate, based on yield to call date).

           b =      expenses accrued during period (net of reimbursement).

           c = the average daily number of shares outstanding during the period.

           d = the maximum offering price per share on the last day of the period.

         The yields for the Class A, Class B and Class C shares of Income Fund for the 30-day period ended October 31, 2000 were as follows:


                                                    With             Without
                                                   Waivers           Waivers
                                                   -------           -------
               Class A...........................   6.80%             6.10%
               Class B...........................   6.64%             5.90%
               Class C...........................   6.64%             5.90%

HISTORICAL PORTFOLIO RESULTS

         Total returns for each of the Funds, with respect to its Class A shares, for the one-year and five-year (if applicable) periods ended October 31, 2000 and since inception (which include the maximum sales charge and reinvestment of all dividends and distributions), were as follows:


                                    Average Annual Total Return                   Cumulative Total Return
                                    ---------------------------                   -----------------------
                                  Periods ended October 31, 2000               Periods ended October 31, 2000
                                  ------------------------------               ------------------------------

                                  One          Five         Since              One         Five        Since
Class A Shares:                   Year         Years      Inception            Year        Years     Inception
---------------                 --------       -----      ---------          --------     -------    ----------
Aggressive Growth Fund           18.39%        14.78%     16.93%**            18.39%       99.24%    160.72%**
Asian Fund                       (6.14)%         N/A       0.55%***           (6.14)%        N/A       1.66%***
European Fund                    35.79%          N/A      30.80%***           35.79%         N/A     123.27%***
Equity Fund                      (2.50)%       10.91%     12.46%*             (2.50)%      67.86%    173.37%*
Growth Fund                       6.18%        16.74%     17.39%**             6.18%      116.79%    167.07%**
Income Fund                      (6.02)%        2.84%      5.00%**            (6.02)%      15.04%     34.81%**

*   The inception date for the Class A shares of Equity Fund was April 7, 1992.

** The inception date for the Class A shares of each of Aggressive Growth Fund, Growth Fund and Income Fund was September 15, 1994.

*** The inception date for the Class A shares of Asian Fund and European Fund was November 3, 1997.

         Total returns for each of the Funds, with respect to its Class B shares, for the one-year and five-year (if applicable) periods ended October 31, 2000 and since inception (which include the contingent deferred sales charge applicable to the period and reinvestment of all dividends and distributions) were as follows:


                                  Average Annual Total Return                    Cumulative Total Return
                                  ---------------------------                    -----------------------
                                 Periods ended October 31, 2000              Periods ended October 31, 2000
                                 ------------------------------              ------------------------------

                                  One         Five        Since               One        Five        Since
Class B Shares:                   Year        Years     Inception            Year        Years      Inception
---------------                 --------      -----     ---------          --------     -------     ---------
Aggressive Growth Fund           18.56%       15.02%     17.23%*            18.56%      101.35%     164.76%*
Asian Fund                       (6.34)%        N/A       0.71%**           (6.34)%        N/A        2.13%**
European Fund                    37.72%         N/A      31.75%**           37.72%         N/A      128.20%**
Equity Fund                      (2.51)%      11.05%     10.00%*            (2.51)%      68.90%      79.27%*
Growth Fund                       5.90%       17.02%     17.70%*             5.90%      119.40%     171.45%*
Income Fund                      (6.52)%       3.03%      5.29%*            (6.52)%      16.07%      37.13%*

* The inception date for the Class B shares of each of Aggressive Growth Fund, Equity Fund, Growth Fund and Income Fund was September 15, 1994.

** The inception date for the Class B shares of each of Asian Fund and European Fund was November 3, 1997.

         Total returns for each of the Funds, with respect to its Class C shares for the one-year period ended October 31, 2000 and since inception (which include the maximum contingent deferred sales charge and reinvestment of all dividends and distributions) were as follows:


                               Average Annual Total Return          Cumulative Total Return
                               ---------------------------          -----------------------
                              Periods ended October 31, 2000      Periods ended October 31, 2000
                              ------------------------------      ------------------------------

                                   One              Since             One               Since
Class C Shares:                   Year           Inception            Year            Inception
---------------                 --------         ---------          --------          ---------
Aggressive Growth Fund           22.61%           11.79%*            22.61%            43.51%*
Asian Fund                       (2.30)%           1.65%**           (2.30)%            5.03%**
European Fund                    41.75%           32.37%**           41.75%           131.40%**
Equity Fund                       1.38%            6.89%*             1.38%            24.10%*
Growth Fund                       9.90%           14.12%*             9.90%            53.41%*
Income Fund                      (2.75)%           0.59%*            (2.75)%            1.94%*

* The inception date for the Class C shares of each of Aggressive Growth Fund, Equity Fund, Growth Fund and Income Fund was August 4, 1997.

** The inception date for the Class C Shares of each of Asian Fund and European Fund was November 3, 1997.

         During the one-year period ended October 31, 2000, a hypothetical $1,000 investment in the Class A shares of Aggressive Growth Fund, Asian Fund, European Fund, Equity Fund, Growth Fund and Income Fund at the beginning of such period would have been worth $1,184, $939, $1,358, $975, $1,062 and $940, respectively, assuming the maximum sales charge was paid and all distributions were reinvested. For the period November 3, 1997 (inception date for Asian Fund and European Fund) through October 31, 2000, and the five-year period ended October 31, 2000, for Aggressive Growth Fund, Equity Fund, Growth Fund and Income Fund, a hypothetical $1,000 investment in the Class A shares of Aggressive Growth Fund, Asian Fund, European Fund, Equity Fund, Growth Fund and Income Fund at the beginning of such period would have been worth $1,992, $1,017, $2,233, $1,679, $2,168 and $1,150, respectively, assuming the maximum sales charge was paid and all distributions were reinvested.

         During the one-year period ended October 31, 2000, a hypothetical $1,000 investment in the Class B shares of Aggressive Growth Fund, Asian Fund, European Fund, Equity Fund, Growth Fund and Income Fund at the beginning of such period would have been worth $1,186, $937, $1,377, $975, $1,059 and $935, respectively, assuming the maximum contingent deferred sales charge was paid and all distributions were reinvested. For the period November 3, 1997 (inception date for Asian Fund and European Fund) through October 31, 2000, and the five-year period ended October 31, 2000, for Aggressive Growth Fund, Equity Fund, Growth Fund and Income Fund, a hypothetical $1,000 investment in the Class B shares of Aggressive Growth Fund, Asian Fund, European Fund, Equity Fund, Growth Fund and Income Fund at the beginning of such period would have been worth $2,013, $1,021, $2,282, $1,689, $2,194 and $1,161, respectively, assuming the maximum contingent deferred sales charge was paid and all distributions were reinvested.

         During the one-year period ended October 31, 2000, a hypothetical $1,000 investment in the Class C shares of Aggressive Growth Fund, Asian Fund, European Fund, Equity Fund, Growth Fund and Income Fund at the beginning of such period would have been worth $1,226, $977, $1,418, $1,014, $1,099 and $972, respectively, assuming the maximum contingent deferred sales charge was paid and all distributions were reinvested. For the period November 3, 1997 (inception date of Asian Fund and European Fund) through October 31, 2000, and for the period August 4, 1997 (inception date for Aggressive Growth Fund, Equity Fund, Growth Fund and Income Fund) through October 31, 2000, a hypothetical $1,000 investment in the Class C shares of Aggressive Growth Fund, Asian Fund, European Fund, Equity Fund, Growth Fund and Income Fund at the beginning of such period would have been worth $1,435, $1,050, $2,314, $1,241, $1,534, and $1,019, respectively, assuming the maximum contingent deferred sales charge was paid and all distributions were reinvested.

         Each Fund's performance may be compared in advertising to the performance of other mutual funds in general, or of particular types of mutual funds, especially those with similar objectives. Such performance data may be prepared by Lipper, Inc. and other independent services which monitor the performance of mutual funds. The Funds may also advertise mutual fund performance rankings which have been assigned to each respective Fund by such monitoring services. Each Fund's performance may also be compared in advertising and other materials to the performance of comparative benchmarks such as indices of stocks comparable to those in which the Funds invest, as well as the following:

Standard & Poor's 400 Midcap Index                          Dow Jones Industrial Average
Standard & Poor's Composite Index                           Lipper European Funds Index
   of 500 Stocks                                            Lipper International Funds Index
Consumer Price Index                                        Morgan Stanley Capital International Indices,
Bond Buyer Index                                              including:
NASDAQ                                                        EAFE Index
COFI                                                          AC Asia Free Ex-Japan
First Boston High Yield Index                                 Europe Index
The Financial Times - Actuaries World Indices                 World Index
   (a wide range of comprehensive measures                    AC World Index
   of stock price performance for the world's               Lehman World Government Bond Fund
   major stock markets and regional areas)                  Salomon Bros World Gov't Bond Index
                                                            Russell 2000 Stock Index

         Each Fund may also compare its performance to rates on Certificates of Deposit and other fixed rate investments such as the following:

         10 year Treasuries
         30 year Treasuries
         90 Day Treasury Bills

         Advertising for the Income Fund may from time to time include discussions of general economic conditions and interest rates.

         From time to time, each Fund's advertising may include discussions of general domestic and international economic conditions and interest rates, and may make reference to international economic sources such as The Bundesbank (the German equivalent of the U.S. Federal Reserve Board). Each Fund's advertising may also include references to the use of the Fund as part of an individual's overall retirement investment program.

         From time to time, each Fund's sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. This includes, but is not limited to, literature addressing general information about mutual funds, variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning and inflation. Also from time to time, sales literature and/or advertisements for the Funds may disclose (i) the largest holdings in the Funds' portfolios, (ii) certain selling group members and/or (iii) certain institutional shareholders.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

GENERAL BROKERAGE POLICY

         AIM makes decisions to buy and sell securities for the Funds, selects broker-dealers, effects the Funds' investment transactions, allocates brokerage fees in such transactions, and where applicable, negotiates commissions and spreads on transactions. Since purchases and sales of portfolio securities by the Funds are usually principal transactions, the Funds incur little or no brokerage commission. AIM's primary consideration in effecting a security transaction is to obtain the most favorable execution of the order, which includes the best price on the security and a low commission rate (as applicable). While AIM seeks reasonably competitive commission rates, the Funds may not pay the lowest commission or spread available. See "Section 28(e) Standards" below.

         In the event a Fund purchases securities traded over-the-counter, the Fund deals directly with dealers who make markets in the securities involved, except when better prices are available elsewhere. Fund transactions placed through dealers who are primary market makers are effected at net prices without commissions, but which include compensation in the form of a mark up or mark down.

         AIM may determine target levels of commission business with various brokers on behalf of its clients (including the Funds) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; and (3) the broker's interest in mutual funds in general and in the Funds and other mutual funds advised by AIM or A I M Capital Management, Inc. (collectively, the "AIM Funds") in particular, including sales of the Funds and of the other AIM Funds. In connection with (3) above, the Funds' trades may be executed directly by dealers which sell shares of the AIM Funds or by other broker-dealers with which such dealers have clearing arrangements. AIM will not use a specific formula in connection with any of these considerations to determine the target levels.

         The Funds may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an AIM Fund, provided the conditions of an exemptive order received by the Funds from the SEC are met. In addition, the Funds may purchase or sell a security from or to another AIM Fund or account and may invest in affiliated money market funds, provided the Funds follow procedures adopted by the Board of Directors/Trustees of the various AIM Funds, including the Company. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

         Under the 1940 Act, certain persons affiliated with the Company are prohibited from dealing with the Company as principal in any purchase or sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. The 1940 Act also prohibits the Company from purchasing a security being publicly underwritten by a syndicate of which certain persons affiliated with the Company are members except in accordance with certain conditions. These conditions may restrict the ability of the Funds to purchase municipal securities being publicly underwritten by such syndicate, and the Funds may be required to wait until the syndicate has been terminated before buying such securities. At such time, the market price of the securities may be higher or lower than the original offering price. A person affiliated with the Company may, from time to time, serve as placement agent or financial advisor to an issuer of Municipal Securities and be paid a fee by such issuer. The Funds may purchase such Municipal Securities directly from the issuer, provided that the purchase is reviewed by the Company's Board of Directors and a determination is made that the placement fee or other remuneration paid by the issuer to a person affiliated with the Company is fair and reasonable in relation to the fees charged by others performing similar services.

ALLOCATION OF PORTFOLIO TRANSACTIONS

         AIM and its affiliates manage numerous other investment accounts. Some of these accounts may have investment objectives similar to the Funds. Occasionally, identical securities will be appropriate for investment by a Fund and one or more of these investment accounts. However, the position of each account in the same securities and the length of time that each account may hold its investment in the same securities may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of a Fund and one or more of these accounts, and is considered at or about the same time, AIM will fairly allocate transactions in such securities among such Fund and these accounts. AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect the Funds' ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

         Sometimes the procedure for allocating portfolio transactions among the various investment accounts advised by AIM could have an adverse effect on the price or amount of securities available to the Funds. In making such allocations, AIM considers the investment objectives and policies of its advisory clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the judgments of the persons responsible for recommending the investment.

ALLOCATION OF IPO SECURITIES TRANSACTIONS

         From time to time, certain of the AIM Funds or other accounts managed by AIM may become interested in participating in security distributions that are available in an IPO, and occasions may arise when purchases of such securities by one AIM Fund or account may also be considered for purchase by one or more other AIM Funds or accounts. In such cases, it shall be AIM's practice to specifically combine or otherwise bunch indications of interest for IPO securities for all AIM Funds and accounts participating in purchase transactions for that security, and to allocate such transactions in accordance with the following procedures:

         AIM will determine the eligibility of each AIM Fund and account that seeks to participate in a particular IPO by reviewing a number of factors, including suitability of the investment with the AIM Fund's or account's investment objective, policies and strategies, the liquidity of the AIM Fund or account if such investment is purchased, and whether the portfolio manager intends to hold the security as a long-term investment. The allocation of limited supply securities issued in IPOs will be made to eligible AIM Funds and accounts in a manner designed to be fair and equitable for the eligible AIM Funds and accounts, and so that there is equal allocation of IPOs over the longer term. Where multiple funds or accounts are eligible, rotational participation may occur, based on the extent to which an AIM Fund or account has participated in previous IPOs as well as the size of the AIM Fund or account. Each eligible AIM Fund and account with an asset level of less than $500 million will be placed in one of three tiers, depending upon its asset level. The AIM Funds and accounts in the tier containing funds and accounts with the smallest asset levels will participate first, each receiving a 40 basis point allocation (rounded to the nearest share round lot that approximates 40 basis points) (the "Allocation"), based on that AIM Fund's or account's net assets. This process continues until all of the AIM Funds and accounts in the three tiers receive their Allocation, or until the shares are all allocated. Should securities remain after this process, eligible AIM Funds and accounts will receive their Allocations on a straight pro rata basis. For the tier of AIM Funds and accounts not receiving a full Allocation, the Allocation may be made only to certain AIM Funds or accounts so that each may receive close to or exactly 40 basis points.

         When an AIM Fund and/or account with substantially identical investment objectives and policies participates in syndicates, they will do so in amounts that are substantially proportionate to each other. In these cases, the net assets of the largest AIM Fund will be used to determine in which tier, as described in the paragraph above, such group of AIM Funds or accounts will be placed. If no AIM Fund participates, then the net assets of the largest account will be used to determine tier placement. The price per share of securities purchased in such syndicate transactions will be the same for each AIM Fund and account.

SECTION 28(e) STANDARDS

         Section 28(e) of the Securities Exchange Act of 1934 provides that AIM, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or [AIM's] overall responsibilities with respect to the accounts as to which it exercises investment discretion." The services provided by the broker also must lawfully and appropriately assist AIM in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to them, Funds may pay a broker higher commissions than those available from another broker.

         Research services received from broker-dealers supplement AIM's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; information concerning prices of securities; and information supplied by specialized services to AIM and to the Company's directors with respect to the performance, investment activities, and fees and expenses of other mutual funds. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of custody services, as well as the providing of equipment used to communicate research information, the providing of specialized consultations with AIM personnel with respect to computerized systems and data furnished to AIM as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

         The outside research assistance is useful to AIM since the broker-dealers used by AIM tend to follow a broader universe of securities and other matters than AIM's staff can follow. In addition, the research provides AIM with a diverse perspective on financial markets. Research services provided to AIM by broker-dealers are available for the benefit of all accounts managed or advised by AIM or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM's clients, including the Funds. However, the Funds are not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.

         In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments. AIM believes that the research services are beneficial in supplementing AIM's research and analysis and that they improve the quality of AIM's investment advice. The advisory fees paid by the Funds are not reduced because AIM receives such services. However, to the extent that AIM would have purchased research services had they not been provided by broker-dealers, the expenses to AIM could be considered to have been reduced accordingly.

TRANSACTIONS WITH REGULAR BROKERS

         As of October 31, 2000, International Equity Fund had common stock holdings in OM Gruppen A.B. having a market value of $2,038,377. As of October 31, 2000, European Development Fund had common stock holdings in OM Gruppen A.B. having a market value of $451,980. As of October 31, 2000, Aggressive Growth Fund had common stock holdings of OM Gruppen A.B. having a market value of $2,179,509. OM Gruppen A.B. is a regular broker/dealer of the Company, as defined in Rule 10b-1.

         As of October 31, 2000, Global Growth Fund had common stock holdings in Morgan Stanley Dean Witter & Co. having a market value of $25,499,219. Morgan Stanley Dean Witter & Co. is a regular broker/dealer of the Company, as defined in Rule 10b-1.

         As of October 31, 2000, Global Growth Fund had common stock holdings in Goldman Sachs Group, Inc. having a market value of $7,985,000. Goldman Sachs Group, Inc. is a regular broker/dealer of the Company, as defined in Rule 10b-1.

         As of October 31, 2000, Global Income Fund had investments in Lehman Brothers Holdings Inc. having a market value of $2,741,450. Lehman Brothers Holdings Inc. is a regular broker/dealer of the Company, as defined in Rule 10b-1.

         As of October 31, 2000, Global Income Fund had investments in Merrill Lynch & Co. having a market value of $910,380. Merrill Lynch & Co. is a regular broker/dealer of the Company, as defined in Rule 10b-1.

         As of October 31, 2000, International Equity Fund had common stock holdings of BNP Paribas having a market value of $67,102,925. As of October 31, 2000, European Fund had common stock holdings of BNP Paribas having a market value of $7,734,189. As of October 31, 2000, Global Growth Fund had common stock holdings of BNP Paribas having a market value of $20,521,036. BNP Paribas is a regular broker/dealer of the Company, as defined in Rule 10b-1.

         As of October 31, 2000, International Equity Fund had common stock holdings of Societe Generale having a market value of $41,845,782. As of October 31, 2000, European Fund had common stock holdings of Societe Generale having a market value of $3,661,967. Societe Generale is a regular broker/dealer of the Company, as defined in Rule 10b-1.

BROKERAGE COMMISSIONS PAID

         For the fiscal years ended October 31, 2000, 1999 and 1998, Aggressive Growth Fund paid brokerage commissions of $4,389,277, $4,648,141 and $5,519,840, respectively. For the fiscal year ended October 31, 2000, AIM allocated certain of Aggressive Growth Fund's brokerage transactions to certain broker-dealers that provided AIM with certain research, statistical and other information. Such transactions amounted to $127,480,187 and the related brokerage commissions were $123,730.

         For the fiscal years ended October 31, 2000, 1999 and 1998, Equity Fund paid brokerage commissions of $12,585,724, $9,975,166 and $8,743,049, respectively. For the fiscal year ended October

31, 2000, AIM allocated certain of Equity Fund's brokerage transactions to certain broker-dealers that provided AIM with certain research, statistical and other information. Such transactions amounted to $91,153,894 and the related brokerage commissions were $165,313.

         For the fiscal years ended October 31, 2000, 1999 and 1998, Growth Fund paid brokerage commissions of $3,310,002, $1,919,718 and $1,482,482, respectively. For the fiscal year ended October 31, 2000, AIM allocated certain of Growth Fund's brokerage transactions to certain broker-dealers that provided AIM with certain research, statistical and other information. Such transactions amounted to $77,411,443 and the related brokerage commissions were $90,140.

         For the fiscal years ended October 31, 2000, 1999 and 1998, Income Fund paid brokerage commissions of $0, $813 and $2,638, respectively.

         For the fiscal year ended October 31, 2000, 1999, and the period November 3, 1997 to October 31, 1998, European Fund paid brokerage commissions of $2,421,258, $915,158 and $563,626, respectively. For the fiscal year ended October 31, 2000, AIM allocated certain of European Fund's brokerage transactions to certain broker-dealers that provided AIM with certain research, statistical and other information. Such transactions amounted to $36,902,441 and the related brokerage commissions were $72,252.

         For the fiscal year ended October 31, 2000, 1999, and the period November 3, 1997 to October 31, 1998, Asian Fund paid brokerage commissions of $399,380, $327,148 and $75,694, respectively. For the fiscal year ended October 31, 2000, AIM allocated certain of Asian Fund's brokerage transactions to certain broker-dealers that provided AIM with certain research, statistical and other information. Such transactions amounted to $35,346 and the related brokerage commissions were $125.

PORTFOLIO TURNOVER

         Any particular security will be sold, and the proceeds reinvested, whenever such action is deemed prudent from the viewpoint of a Fund's investment objective(s), regardless of the holding period of that security. Each Fund's historical portfolio turnover rates are included in the Financial Highlights tables of the Fund's prospectus. A high rate of portfolio turnover may result in higher transaction costs, including brokerage commissions. Also, to the extent that higher portfolio turnover results in a higher rate of net realized capital gains to a Fund, the portion of the Fund's distributions constituting taxable capital gains may increase. See "Tax Matters."


                         INVESTMENT STRATEGIES AND RISKS

         Information concerning each Fund's non-fundamental investment objective(s) is set forth in the Prospectuses under the heading "Investment Objective and Strategies." There can be no assurance that any Fund will achieve its objective. The principal features of each Fund's investment program and the principal risks associated with that investment program are discussed in the Prospectuses under the heading "Investment Objective and Strategies" and "Principal Risks of Investing in the Fund."

         Set forth in this section is a description of each Fund's investment policies, strategies and practices. The investment objective(s) of each Fund are non-fundamental policies and may be changed by the Board of Directors without shareholder approval. Each Fund's investment policies, strategies and practices are also non-fundamental. The Board of Directors of the Company reserves the right to change any of these non-fundamental investment policies, strategies or practices without shareholder approval. However, shareholders will be notified before any material change in the investment policies becomes effective. Each Fund has adopted certain investment restrictions, some of which are fundamental and cannot be changed without shareholder approval. See "Investment Restrictions" in this Statement of Additional Information. Individuals considering the purchase of shares of any Fund should recognize that there are risks in the ownership of any security. Any percentage limitations with respect to assets of a Fund will be applied at the time of purchase.

         Any percentage limitations with respect to assets of a Fund will be applied at the time of purchase. A later change in percentage resulting from changes in asset values will not be considered a violation of the percentage limitations. The percentage limitations applicable to borrowings, reverse repurchase agreements and dollar roll transactions will be applied in accordance with applicable provisions of the 1940 Act and the rules and regulations promulgated thereunder which specifically limit each Fund's borrowing abilities.

ALL FUNDS (EXCEPT INCOME FUND)

         In managing the Funds, AIM seeks to apply to each of the diversified portfolios of equity securities the same investment strategy which it applies to several of its other managed portfolios which have similar investment objectives but which invest primarily in United States equities markets. Each of the Funds will utilize to the extent practicable a fully managed investment policy providing for the selection of securities which meet certain quantitative standards determined by AIM. AIM reviews carefully the earnings history and prospects for growth of each company considered for investment by each of the Funds. It is anticipated that common stocks will be the principal form of investment of the Funds. The portfolio of each of the Funds is primarily comprised of securities of two basic categories of companies: (a) "core" companies, which AIM considers to have experienced above-average and consistent long-term growth in earnings and to have excellent prospects for outstanding future growth, and (b) "earnings acceleration" companies which AIM believes are currently enjoying a dramatic increase in earnings.

         If a particular foreign company meets the quantitative standards determined by AIM, its securities may be acquired by a Fund regardless of the location of the company or their percentage of the Fund's investments in the company's country or region. However, AIM will also consider other factors in making investment decisions for these Funds including such factors as the prospects for relative economic growth among countries or regions, economic and political conditions, currency exchange fluctuations, tax considerations and the liquidity of a particular security.

         AIM recognizes that often there is less public information about foreign companies than is available in reports supplied by domestic companies, that foreign companies are not subject to uniform accounting and financial reporting standards, and that there may be greater delays experienced by a Fund in receiving financial information supplied by foreign companies than comparable information supplied by domestic companies. In addition, the value of the Fund's investments that are denominated in a foreign currency may be affected by changes in currency exchange rates. For these and other reasons, AIM from time to time may encounter greater difficulty applying its disciplined stock selection strategy to an international equity investment portfolio than to a portfolio of domestic equity securities.

ASIAN FUND

         The investment objective of the Asian Fund is to provide long-term growth of capital.

         The Asian Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity securities, the issuers of which are located in Asia, and which are considered by AIM to have strong earnings momentum or demonstrate other potential for capital appreciation. Any income realized by the Asian Fund will be incidental and will not be an important criterion in the selection of portfolio securities.

         Under normal market conditions the Asian Fund will invest at least 65% of its total assets in marketable equity securities, including common stock, preferred stock, depositary receipts for stock and other securities having the characteristics of stock (such as an equity or ownership interest in a company) of Asian companies. The Asian Fund may satisfy the foregoing requirement in part by investing in the securities of foreign issuers which are in the form of American Depositary Receipts ("ADRs"), European Depositary

Receipts ("EDRs"), or other securities representing underlying securities of Asian issuers. The Asian Fund may also satisfy such requirement by investing up to 20% of its total assets in securities exchangeable for or convertible into equity securities of Asian companies. The Asian Fund will not invest in Japanese securities. Any change to such policy must be submitted by AIM to the Company's Board of Directors prior to the effectiveness of such change.

         The Asian Fund considers an issuer of securities to be an Asian company if: (i) it is organized under the laws of a country in Asia and has a principal office in a country in Asia; (ii) it derives a significant portion (i.e., 50% or more) of its total revenues from business in Asia; or (iii) its equity securities are traded principally on a stock exchange in Asia or in an over-the-counter market in Asia. The Asian Fund also considers shares of Asian closed-end management investment companies, the assets of which are invested primarily in Asian equity securities, to be securities of Asian companies.

         There are no prescribed limits on geographic asset distribution within Asia. Under normal market conditions, at least three countries will be represented in the Asian Fund's portfolio of investments. The Asian Fund intends to invest in securities of issuers in Asia as well as countries such as Australia and New Zealand. The Asian Fund may invest, without limit, in "developing" countries or "emerging markets." For a description of the risk factors associated with investment in emerging markets, see "Investment Strategies and Risks - Foreign Securities-Emerging Markets."

         A description of other investment strategies Asian Fund may pursue follows after the section entitled "Investment Strategies and Risks - Equity Fund."

         The Asian Fund considers issuers of securities located in the following countries to be Asian issuers:


         Bangladesh           Indonesia       Philippines            Thailand
         China                Korea           Singapore              Vietnam
         Hong Kong            Malaysia        Sri Lanka
         India                Pakistan        Taiwan

         In addition to Asian issuers, Asian Fund may invest up to 35% of its total assets in securities of non-Asian issuers. The following is a list of some of the non-Asian countries in which Asian Fund may invest from time to time:


         Australia            New Zealand

EUROPEAN FUND

         The investment objective of the European Fund is to provide long-term growth of capital.

         The European Fund seeks to achieve its investment objective by investing in a diversified portfolio of European equity securities, the issuers of which are considered by AIM to have strong earnings momentum or demonstrate other potential for capital appreciation. Any income realized by the European Fund will be incidental and will not be an important criterion in the selection of portfolio securities.

         Under normal market conditions the European Fund will invest at least 80% of its total assets in marketable equity securities, including common stock, preferred stock, depositary receipts for stock and other securities having the characteristics of stock (such as an equity or ownership interest in a company) of European companies. The European Fund may satisfy the foregoing requirement in part by investing in the securities of European issuers which are in the form of ADRs, EDRs, or other securities representing underlying securities of European issuers. The European Fund may also satisfy such requirement by investing up to 20% of its total assets in securities exchangeable for or convertible into equity securities of

European issuers. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization.

         The European Fund considers an issuer of securities to be a European company if; (i) it is organized under the laws of a European country and has a principal office in a European country; (ii) it derives a significant portion (i.e., 50% or more) of its total revenues from business in Europe; or (iii) its equity securities are traded principally on a stock exchange in Europe or in an over-the-counter market in Europe. The European Fund also considers European equity securities of closed-end management investment companies, the assets of which are invested primarily in European equity securities, to be securities of European companies.

         There are no prescribed limits on geographic asset distribution within the European community. Under normal market conditions, at least three European countries will be represented in the European Fund's portfolio of investments. The European Fund intends to invest in securities of issuers in Western Europe (such as the United Kingdom, Germany and the Netherlands) as well as companies of issuers in Eastern Europe (such as Croatia, the Czech Republic, Russia and Turkey). Many of the countries in Eastern Europe are "developing" countries or "emerging markets." The European Fund may invest up to 65% of its total assets in securities of European issuers located in "developing" countries or "emerging markets." The European Fund may invest up to 20% of its total assets in securities of non-European companies.

         A description of other investment strategies European Fund may pursue follows after the section entitled "Investment Strategies and Risks - Equity Fund."

         European Fund considers issuers of securities located in the following countries to be European issuers:


         Austria                   Germany            Netherlands         Slovenia
         Belgium                   Greece             Norway              Spain
         Croatia                   Hungary            Poland              Sweden
         Czech Republic            Ireland            Portugal            Switzerland
         Denmark                   Italy              Romania             Turkey
         Finland                   Liechtenstein      Russia              Ukraine
         France                    Luxembourg         Slovakia            United Kingdom

         In addition to European issuers, European Fund may invest up to 20% of its total assets in securities of non-European issuers. The following is a list of some of the non-European countries in which European Fund may invest from time to time:


         Bermuda         Israel    South Africa       United States
         Egypt

         The above lists may include foreign countries that have not yet been approved by the Company's advisor. European Fund will only invest in foreign countries that have been approved by the advisor.

         The word "Development" in European Fund's name is designed to address the general restructuring taking place in Europe as well as a more dramatic political and economic restructuring taking place in regions such as Eastern Europe. Also consistent with the name, the Fund has the ability to invest a significant portion of its total assets in securities issued in emerging markets.

         PRIVATIZED ENTERPRISES. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. European Fund's investments in the securities of privatized enterprises include privately negotiated investments in a government- or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

         In certain jurisdictions, the ability of foreign entities, such as European Fund, to participate in privatizations may be limited by local law, or the price or terms on which European Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

         In the case of the enterprises in which European Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

         Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management changes. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

         Prior to privatization, most of the state enterprises in which European Fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition.

AGGRESSIVE GROWTH FUND AND GROWTH FUND

         Aggressive Growth Fund and Growth Fund have their own investment objective and investment program as discussed herein.

         The investment objective of Aggressive Growth Fund is to provide above-average long-term growth of capital appreciation.

         Aggressive Growth Fund seeks to achieve its objective by investing in a portfolio of global equity securities including securities of selected companies with relatively small market capitalization.

         The Aggressive Growth Fund will invest in companies throughout the world which AIM believes possess exceptional growth potential that should enhance such companies' prospects for future growth in earnings. As a result of this policy, the market prices of many of the securities purchased and held by Aggressive Growth Fund may fluctuate widely. Any income received from securities held by Aggressive Growth Fund will be incidental, and an investor should not consider a purchase of shares of Aggressive Growth Fund as equivalent to a complete investment program. Aggressive Growth Fund will emphasize investment in small to medium-sized companies, but its strategy does not preclude investment in large, seasoned companies which in AIM's judgment possess superior potential returns similar to companies with formative growth profiles. Aggressive Growth Fund will also invest in established smaller companies (under $1 billion in market capitalization) which in AIM's judgment offer exceptional value based upon substantially above average earnings growth potential relative to market value. Investors should realize that equity securities of small to medium-sized companies may involve greater risk than is associated with investing in more established companies. Small to medium-sized companies often have limited product and market diversification, fewer financial and managerial resources or may be dependent on a few key managers. Also, because smaller companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for Aggressive Growth Fund to buy and sell shares without an unfavorable impact on prevailing market prices. Some of the companies in which Aggressive Growth Fund may invest may distribute, sell or produce products which have recently been brought to market. Any of the foregoing may change suddenly and have an immediate impact on the value of Aggressive Growth Fund's investments. Furthermore, whenever the securities markets have experienced rapid price changes due to national economic trends, secondary growth securities have historically been subject to exaggerated price changes.

         The investment objective of Growth Fund is to provide long-term growth of capital.

         Growth Fund seeks to achieve its objective by investing in a portfolio of global equity securities of selected companies that are considered by AIM to have strong earnings momentum. Current income will not be an important criterion of investment section, and any such income should be considered incidental.

         Under normal market conditions, Aggressive Growth Fund and Growth Fund will invest 65% of their respective total assets in marketable equity securities (including common and preferred stock and other securities having the characteristics of stock (such as an equity or ownership interest in a company)) of companies which are listed on a recognized securities exchange or traded in an over-the-counter market. Each of these Funds may satisfy the foregoing requirement in part by investing in the securities of issuers which are in the form of ADRs, EDRs, or other securities representing underlying securities of foreign issuers. Each of Aggressive Growth Fund and Growth Fund may invest up to 20% of its total assets in securities convertible into or exchangeable for equity securities of foreign and domestic issuers which (except in the case of ADRs, EDRs and other securities representing underlying securities of foreign issuers) are listed on a recognized securities exchange or traded in an over-the-counter market.

         Under normal market conditions, the assets of each of Growth Fund and Aggressive Growth Fund will be invested in the securities of companies located in at least four different countries, including the United States. Aggressive Growth Fund and Growth Fund will each emphasize investment in companies in developed countries such as the United States, the countries of Western Europe and certain countries in the Pacific Basin (such as Japan, Hong Kong and Australia). Growth Fund and Aggressive Growth Fund may also invest in the securities of companies located in developing countries (such as Turkey, Poland and Mexico) in various regions of the world. A "developing country" is a country in the initial stages of this industrial cycle.

         Investment in the equity markets of developing countries involves exposure to securities exchanges that may have substantially less trading volume and greater price volatility, economic structures that are less diverse and mature, and political systems that may be less stable than the equity markets of developed countries.

         A description of other investment strategies Aggressive Growth Fund and Growth Fund may pursue follows the section entitled "Investment Strategies and Risks."

INCOME FUND

         Income Fund's primary investment objective is to provide a high level of current income. As a secondary objective the Fund seeks preservation of principal and capital appreciation.

         The Fund seeks to achieve its objectives by investing in a portfolio of U.S. and foreign government and corporate debt securities. Income Fund intends to invest in (i) foreign government securities, (ii) securities issued by supranational organizations (such as the World Bank), (iii) foreign and domestic corporate debt securities, including lower-rated or unrated U.S. dollar-denominated high yield corporate debt securities, commonly known as "junk bonds" and (iv) U.S. Government securities, including U.S. Government Agency mortgage-backed securities.

         Income Fund will invest no more than 5% of its total assets in the securities of any one corporate issuer, and will invest no more than 25% of its total assets in securities of any one foreign government or supranational issuer. Income Fund will generally invest in the securities of issuers located in at least four countries, including the United States.

         Income Fund will invest in securities issued by governments and companies throughout the world, but expects that it will invest primarily in securities of issuers in industrialized countries with established securities markets, such as Western European countries, Canada, Japan, Australia, New Zealand and the United States. Income Fund may, however, invest up to 20% of its total assets in securities of issuers in developing countries such as Turkey, Poland and Mexico.

         Although Income Fund will invest at least 65% of its total assets in non-convertible debt securities of foreign and domestic issuers, it may invest up to 10% of its total assets in common stocks, preferred stocks and similar equity securities of foreign and domestic issuers. Income Fund may also invest up to 10% of its total assets in convertible debt securities of foreign and domestic issuers.

         Income Fund may invest less than 35% of its total assets in high yield debt securities (i.e., "junk bonds"). Such securities, at the time of purchase, are rated below investment grade or are determined by AIM to be non-investment grade quality. For a description of the various rating categories of corporate debt securities in which Income Fund may invest, see Appendix B. While generally providing greater income and opportunity for gain, non-investment grade debt securities may be subject to greater risks than higher-rated securities. Economic downturns tend to disrupt the market for junk bonds and adversely affect their values. Such economic downturns may be expected to result in increased price volatility for junk bonds and of the value of shares of the Fund, and increased issuer defaults on junk bonds.

         In addition, many issuers of junk bonds are substantially leveraged, which may impair their ability to meet their obligations. In some cases, junk bonds are subordinated to the prior payment of senior indebtedness, which potentially limits a Fund's ability to fully recover principal or to receive payments when senior securities are subject to a default.

         The credit rating of a debt security does not necessarily address its market value risk, and ratings may from time to time change to reflect developments regarding the issuer's financial condition. Junk bonds have speculative characteristics which are likely to increase in number and significance with each successive lower rating category. Credit ratings evaluate the safety of principal and interest payments, not market value risk of high yield bonds. Also, since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, AIM continuously monitors the issuers of high yield bonds in Income Fund's portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to attempt to assure the bonds' liquidity so that Income Fund can meet redemption requests. The achievement of Income Fund's investment objective may be more dependent on AIM's own credit analysis than might be the case for a fund which invests in higher quality bonds. Income Fund may retain a portfolio security whose ratings has been changed.

         When the secondary market for junk bonds becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult for the directors to value a Fund's securities, and judgment plays a more important role in determining such valuations. Increased illiquidity in the junk bond market also may affect a Fund's ability to dispose of such securities at desirable prices.

         In the event the Fund experiences an unexpected level of net redemptions, the Fund could be forced to sell its junk bonds without regard to their investment merits, thereby decreasing the asset base upon which the Fund's expenses can be spread and possibly reducing the Fund's rate of return. Prices of junk bonds have been found to be less sensitive to fluctuations in interest rates, and more sensitive to adverse economic changes and individual corporate developments, than those of higher-rated debt securities.

         Securities issued by the U.S. Treasury (notes, bonds and bills) are supported by the full faith and credit of the United States government, while certain securities issued or guaranteed by agencies or instrumentalities of the U.S. Government may not be supported by the full faith and credit of the United States. These agency securities include both obligations supported by the right of the issuer to borrow from the U.S. Treasury (such as obligations of the Federal Home Loan Bank) and obligations supported by the credit of the agency or instrumentality (such as Federal National Mortgage Association bonds). Similarly, obligations of foreign governments include obligations issued by national, provincial, state or other governments that have taxing authority over their local populations, or by agencies of such governments that may be supported by the full faith and credit of the governmental entity, or solely by the credit of such agency.

         Supranational organizations include organizations formed and supported by governmental entities to promote economic growth and development, or international banking institutions, such as the International Bank of Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Supranational organizations are generally formed and supported by the capital contributions of governmental entities and, in their lending and other activities, carry out the particular purposes designated by their member governmental entities.

         The value of the debt securities in which Income Fund invests will change in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding long-term debt securities will generally decline, and during periods of falling interest rates, the values of such securities will generally rise. Such changes will affect the net asset value per share of Income Fund. Longer-term fixed income securities tend to be subject to greater fluctuations in price than shorter-term securities.

         For a discussion of certain risks associated with investments in high yield securities (i.e., "junk bonds"), foreign securities and non-diversified funds, see "Principal Risks of Investing in the Fund" in the Fund's Prospectus. A description of other investment strategies Income Fund may pursue follows after the section below entitled "Investment Strategies and Risks - Equity Fund."

         DOLLAR ROLL TRANSACTIONS. In order to enhance portfolio returns and manage prepayment risk, Income Fund may engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, a Fund sells a mortgage security held in the portfolio to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the sold security.

         Dollar roll transactions involve the risk that the market value of the securities retained by a Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Dollar roll transactions are considered to be borrowings under the 1940 Act.

         U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES. Income Fund may invest in U.S. Government Agency Mortgage Backed Securities. These securities are obligations issued or guaranteed by the United States Government or by one of its agencies or instrumentalities, including but not limited to the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), or the Federal Home Loan Mortgage Corporation ("FHLMC"). U.S. Government Agency Mortgage-Backed Certificates provide for the pass-through to investors of their pro-rata share of monthly payments (including any principal prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the services of the underlying mortgage loans. GNMA, FNMA, and FHLMC each guarantee timely distributions of interest to certificate holders. GNMA and FNMA guarantee timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC Gold Participation Certificates now guarantee timely payment of monthly principal reductions. Although their close relationship with the U.S. Government is believed to make them high-quality securities with minimal credit risks, the U.S. Government is not obligated by law to support either FNMA or FHLMC. However, historically there have not been any defaults of FNMA or FHLMC issues. See Appendix C for a more complete description of these securities.

         Mortgage-backed securities consist of interests in underlying mortgages generally with maturities of up to thirty years. However, due to early unscheduled payments of principal on the underlying mortgages, the securities have a shorter average life and, therefore, less volatility than a comparable thirty-year bond. The value of U.S. Government Agency Mortgage-Backed Securities, like other traditional debt instruments, will tend to decline as interest rates rise and increase as interest rates decline.

         NON-DIVERSIFIED PORTFOLIO. Income Fund is a non-diversified portfolio, which means that it may invest a greater proportion of its assets in the securities of a smaller number of issuers and therefore may be subject to greater market and credit risk than a more broadly diversified portfolio. The Fund is subject to the issuer diversification requirements of the Internal Revenue Code of 1986, as amended, that are applicable to regulated investment companies. To qualify as a regulated investment company, the Fund must diversify its holdings so that, at the end of each fiscal quarter: (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities limited, with respect to any one issuer, to an amount not greater than 5% of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, or of two or more issuers which the Fund controls and which are determined to be engaged in the same, similar or related trades or businesses.

EQUITY FUND

         The investment objective of the Equity Fund is to provide long-term growth of capital. Any income realized by the Equity Fund will be incidental and will not be an important criterion in the selection of portfolio securities.

         Under normal market conditions the Equity Fund will invest at least 70% of its total assets in marketable equity securities, including common stock, preferred stock, depositary receipts for stock and other securities having the characteristics of stock (such as an equity or ownership interest in a company) of foreign companies which are listed on a recognized foreign securities exchange or traded in a foreign over-the-counter-market. The Equity Fund may also invest up to 20% of its total assets in securities exchangeable for or convertible into equity securities of foreign companies which are listed on a recognized foreign securities exchange or traded in a foreign over-the-counter market. The Equity Fund may satisfy the foregoing requirements in part by investing in the securities of foreign issuers which are in the form of ADRs, EDRs, or other securities representing underlying securities of foreign issuers.

         Under normal market conditions, the Equity Fund intends to invest in the securities of foreign companies located in at least four countries outside the United States. The Equity Fund will emphasize investment in foreign companies in the developed countries of Western Europe (such as Germany, France,

Switzerland, the Netherlands and the United Kingdom) and the Pacific Basin (such as Japan, Hong Kong and Australia), and the Equity Fund may also invest in the securities of companies located in developing countries (such as Turkey, Malaysia and Mexico) in various regions of the world. A "developing country" is a country in the initial stages of its industrial cycle.

         Investment in the equity markets of developing countries involves exposure to securities exchanges that may have substantially less trading volume and greater price volatility, economic structures that are less diverse and mature, and political systems that may be less stable than the equity markets of developed countries. At the present time, AIM does not intend to invest more than 20% of the Equity Fund's total assets in foreign companies in developing countries.

REAL ESTATE INVESTMENT TRUSTS ("REITs")

         To the extent consistent with the Funds' investment objectives and policies, the Funds may invest in equity and/or debt securities issued by REITs. Such investments will not exceed 5% of the total assets of any of the Funds.

         REITs are trusts which sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both.

         To the extent that a Fund has the ability to invest in REITs, such Fund could conceivably own real estate directly as a result of a default on the securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, environmental liability risks, risks related to general and local economic condition, adverse change in the climate for real estate, increases in property taxes and operating expense, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

         In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by a Fund. By investing in REITs indirectly through a Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS

         Each Fund may enter into repurchase agreements and reverse repurchase agreements. The Fund may enter into repurchase agreements with institutions believed by the Company's Board of Directors to present minimal credit risk. A repurchase agreement is an instrument under which a Fund acquires ownership of a debt security and the seller (usually a broker or bank) agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the Fund's holding period. In the event of bankruptcy or other default of a seller of a repurchase agreement, the Fund may experience both delays in liquidating the underlying securities and losses, including: (a) a possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (b) a possible reduced levels of income and lack of access to income during this period; and
(c) expenses of enforcing its rights. A repurchase agreement is collateralized by the security acquired by the Fund and its value is marked to market daily in order to minimize the Fund's risk. Repurchase agreements usually are for short periods, such as one or two days, but may be entered into for longer periods of time. Repurchase agreements are considered to be loans by the Funds under the 1940 Act. Repurchase agreements will be secured by U.S. Treasury securities, U.S. Government agency securities (including, but not limited to those which have been stripped of their interest payments and mortgage backed securities) and commercial paper.

         A reverse repurchase agreement involves the sale of securities held by a Fund, with an agreement that the Fund will repurchase such securities at an agreed-upon price, date, and interest payment. Each Fund may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; or (iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. During the time a reverse repurchase agreement is outstanding, the applicable Fund will segregate liquid assets having a value equal to the repurchase price under such reverse repurchase agreement. Any investment gains made by a Fund with monies borrowed through reverse repurchase agreements will cause the net asset value of the Fund's shares to rise faster than would be the case if the Fund had no such borrowings. On the other hand, if the investment performance resulting from the investment of borrowings obtained through reverse repurchase agreements fails to cover the cost of such borrowings to the Fund, the net asset value of the Fund will decrease faster than would otherwise be the case. Each of the Funds may enter into reverse repurchase agreements in amounts not exceeding 33-1/3% of the value of its total assets. Reverse repurchase agreements involve the risk that the market value of securities retained by the Fund in lieu of liquidation may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. This risk, if encountered, could cause a reduction in the net asset value of the Fund's shares. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

LENDING OF PORTFOLIO SECURITIES

         Consistent with applicable regulatory requirements, the Funds may lend their portfolio securities (principally to broker-dealers) to the extent of one-third of their respective total assets. Such loans would be callable at any time and would be continuously secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash, letters of credit, or debt securities issued or guaranteed by the U.S. Government or any of its agencies. The Funds would continue to receive the income on loaned securities and would, at the same time, earn interest on the loan collateral or on the investment of the loan collateral if it were cash. Any cash collateral pursuant to these loans would be invested in short-term money market instruments or affiliated money market funds. Where voting or consent rights with respect to loaned securities pass to the borrower, the Funds will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such voting or consent rights if the matters involved are expected to have a material effect on the Funds' investment in the loaned securities. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the lender did not increase the collateral accordingly.

INTERFUND LOANS

         Each Fund may lend up to 33 1/3% of its total assets to another AIM Fund, on such terms and conditions as the SEC may require in an exemptive order. An application for exemptive relief has been filed with the SEC on behalf of the Funds and others. Each Fund may also borrow from another AIM Fund to satisfy redemption requests or to cover unanticipated cash shortfalls due to a delay in the delivery of cash to the Fund's custodian or improper delivery instructions by a broker effectuating a transaction.

SECURITIES ISSUED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

         Each Fund may purchase securities on a "when-issued" basis, that is, delivery of and payment of the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). Each Fund also may purchase or sell securities on a delayed delivery basis. The payment obligation and the interest rate that will be received on the delayed delivery securities are fixed at the time the buyer enters into the commitment. Each Fund will only make commitments to purchase when-issued or delayed delivery securities with the intention of actually acquiring such securities, but each Fund may sell these securities before the settlement date if it is deemed advisable. If a Fund purchases a when-issued security or enters into a delayed delivery agreement, the Fund's custodian bank will segregate cash or liquid securities in an amount at least equal to the when-issued commitment or delayed delivery agreement commitment.

SHORT SALES

         Each Fund may from time to time make short sales "against the box." A short sale is a transaction in which a party sells a security it does not own in anticipation of a decline in the market value of that security. A Fund will not make short sales of securities or maintain a short position unless at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. This is a technique known as selling short "against the box." Such short sales will be used by the Funds for the purpose of deferring recognition of gain or loss for federal income tax purposes. In no event may more than 10% of the value of a Fund's total assets be deposited or pledged as collateral for such sales at any time.

MARGIN TRANSACTIONS

         None of the Funds will purchase any security on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by a Fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin.

ILLIQUID SECURITIES

         Each Fund may invest up to 15% of its net assets in securities that are illiquid, including restricted securities which are illiquid. Illiquid securities include securities that cannot be disposed of promptly (within seven days) in the normal course of business at a price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933.

         Although securities which may be resold only to "qualified institutional buyers" in accordance with the provisions of Rule 144A under the Securities Act of 1933 are unregistered securities, each Fund may purchase Rule 144A securities without regard to the 15% limitation described above provided that a determination is made that such securities have a readily available trading market.

RULE 144A SECURITIES

         The Funds may purchase privately placed securities that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"). This Rule permits certain qualified institutional buyers, such as the Funds, to trade in securities that have not been registered under the 1933 Act. AIM, under the supervision of the Company's Board of Directors, will consider whether securities purchased under Rule 144A are illiquid and thus subject to each Fund's restriction of investing no more than 15% of its net assets in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination AIM will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, AIM could consider the
(i) frequency of trades and quotes, (ii) number of dealers and potential purchasers, (iii) dealer undertakings to make a market, and (iv) nature of the security and of marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities will also be monitored by AIM and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, a Fund's holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

FOREIGN SECURITIES

         Each of the Funds may invest in foreign securities. ADRs, EDRs and other securities representing underlying securities of foreign issuers are treated as foreign securities. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets, and EDRs, in bearer form, are designed for use in European securities markets. ADRs and EDRs may be listed on stock exchanges, or traded in OTC markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates.

         To the extent a Fund invests in securities denominated in foreign currencies, each Fund bears the risk of changes in the exchange rates between U.S. currency and the foreign currency, as well as the availability and status of foreign securities markets. These securities will be marketable equity securities (including common and preferred stock, depositary receipts for stock and fixed income or equity securities exchangeable for or convertible into stock) of foreign companies which generally are listed on a recognized foreign securities exchange or traded in a foreign over-the-counter market. Each of the Funds may also invest in foreign securities listed on recognized U.S. securities exchanges or traded in the U.S. over-the-counter market. Such foreign securities may be issued by foreign companies located in developing countries in various regions of the world. A "developing country" is a country in the initial stages of its industrial cycle. As compared to investment in the securities markets of developed countries, investment in the securities markets of developing countries involves exposure to markets that may have substantially less trading volume and greater price volatility, economic structures that are less diverse and mature, and political systems that may be less stable.

         Each Fund's ability and decisions to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of a Fund are redeemable on a daily basis in U.S. dollars, the Funds intend to manage their portfolios so as to give reasonable assurance that they will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have any significant effect on the Funds' portfolio strategies.

         Investments by a Fund in foreign securities, whether denominated in U.S. currencies or foreign currencies, may entail all of the risks set forth below. Investments by a Fund in ADRs, EDRs or similar securities also may entail some or all of the risks as set forth below.

         Currency Risk. The value of each Fund's foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

         On January 1, 1999, certain members of the European Economic and Monetary Union ("EMU"), namely Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain established a common European currency known as the "euro" and each member's local currency became a denomination of the euro. It is anticipated that each participating country will replace its local currency with the euro on July 1, 2002. Any other European country that is a member of the European Union and satisfies the criteria for participation in the EMU may elect to participate in the EMU and may supplement its existing currency with the euro. The anticipated replacement of existing currencies with the euro on July 1, 2002 could cause market disruptions before or after July 1, 2002 and could adversely affect the value of securities held by the Fund.

         Political and Economic Risk. The economies of many of the countries in which the Funds may invest are not as developed as the United States economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of each Fund's investments. Individual foreign economies may also differ favorably or unfavorably from the United States economy in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position, which may likewise affect the Fund's investments. Moreover, foreign legal systems may be affected by the prevailing political climate and the Fund may not be able to obtain legal remedies or enforce judgments in those courts.

         Regulatory Risk. Foreign companies are not registered with the SEC and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Funds may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Funds' shareholders.

         Market Risk. The securities markets in many of the countries in which the Funds invest will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets. These considerations generally are more of a concern in developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. The management of the Funds seeks to mitigate the risks associated with these considerations through diversification and active professional management.

         EMERGING MARKETS. General. A developing country or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the developed European countries (primarily in Western Europe), the United States, Canada, Japan, Australia, New Zealand, Hong Kong and Singapore. The characteristics of markets can change over time. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for the Funds' assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As desirable opportunities to invest in securities in emerging markets develop, the Funds may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. AIM believes that these characteristics can be expected to continue in the future.

         Many of the risks described above relating to foreign securities generally will be greater for emerging markets than for developed countries. Many emerging markets have experienced substantial rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets for certain developing markets. Economies in emerging markets generally are heavily dependent upon international trade and accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be affected adversely by economic conditions in the countries with which they trade.

         Also, the securities markets of developing countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure, regulatory and accounting standards in many respects are less stringent than in the United States and other developed markets. There also may be a lower level of monitoring and regulation of developing markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

         In addition, brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States; this is particularly true with respect to emerging markets. Such markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such settlement problems may cause emerging market securities to be illiquid. The inability of the Funds to make intended securities purchases due to settlement problems could cause the Funds to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Funds due to subsequent declines in value of the portfolio security or, if the Funds have entered into contract to sell the security, could result in possible liability to the purchaser. Certain emerging markets may lack clearing facilities equivalent to those in developed countries. Accordingly, settlements can pose additional risks in such markets and ultimately can expose the Funds to the risk of losses resulting from the Funds' inability to recover from a counterparty.

         The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the Funds' portfolio securities in such markets may not be readily available. The Funds' portfolio securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Directors.

         Investment in certain emerging markets securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market securities and increase the costs and expenses of the Fund. Emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments, the market could impose temporary restrictions on foreign capital remittances.

         Eastern European Markets. European Fund intends to invest in the securities of issuers domiciled in Eastern European countries. Investment in the securities of issuers in Eastern European markets involves certain additional risks not involved in investment in securities of issuers in more developed markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets, (ii) uncertain national policies and social, political and economic instability (including the possibility that such countries could revert to a centralist planned government), increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments, (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments, (iv) national policies which may limit European Fund's investment opportunities such as restrictions on


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

investment in issuers or industries deemed sensitive to national interests, and
(v) the lack of developed legal structures governing private and foreign investments and private property.

         Eastern European capital markets are emerging in a dynamic political and economic environment brought about by the recent events there that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that the Eastern Europe capital markets will continue to present viable investment opportunities for European Fund. In the past, Eastern European governments have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not recur. In such an event, it is possible that European Fund could lose the entire value of its investments in the affected Eastern European markets.

         The currencies of Eastern European countries are not, at present, freely convertible into other currencies. Also, certain Eastern European authorities presently require that securities of certain Eastern European issuers be held by custodians in Eastern Europe. At this time, it is possible that certain Eastern European countries may not have available institutions qualified under the 1940 Act to hold European Fund assets. Therefore, European Fund may need to seek an exemptive order from the SEC prior to investing in certain Eastern European countries. There is no assurance that the SEC would issue such an order.

         Reforms currently underway and anticipated throughout Eastern Europe are directed at political and economic liberalization, with efforts to develop increasingly market-oriented economies and to decentralize the economic and political decision-making processes currently in the forefront. There can be no assurance that these reforms will continue or, if continued, will achieve their goals; in addition, there is the possibility that reforms may be reversed in the future.

FOREIGN EXCHANGE TRANSACTIONS

         Purchases and sales of foreign securities are usually made with foreign currencies, and consequently the Funds may from time to time hold cash balances in the form of foreign currencies, and multinational currency units. Such foreign currencies and multinational currency units will usually be acquired on a spot (i.e. cash) basis at the spot rate prevailing in foreign exchange markets and will result in currency conversion costs to the Funds. The Funds attempt to purchase and sell foreign currencies on as favorable a basis as practicable; however, some price spread on foreign exchange transactions (to cover service charges) may be incurred, particularly when the Funds change investments from one country to another, or when U.S. dollars are used to purchase foreign securities. Certain countries could adopt policies which would prevent the Funds from transferring cash out of such countries, and the Funds may be affected either favorably or unfavorably by fluctuations in relative exchange rates while the Funds hold foreign currencies.

         Each Fund has authority to deal in foreign exchange between currencies of the different countries in which it will invest either for the settlement of transactions or as a hedge against possible variations in the foreign exchange rates between those currencies. This may be accomplished through direct purchases or sales of foreign currency, purchases of futures contracts with respect to foreign currency (and options thereon), and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. For hedging purposes, Asian Fund, European Fund and Equity Fund may also purchase foreign currencies in the form of bank deposits as well as other foreign money market instruments, including, but not limited to, bankers' acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations and repurchase agreements.

EQUITY-LINKED DERIVATIVES

         Each of the funds other than Income Fund may invest in equity-linked derivative products designed to replicate the composition and performance of particular indices. Examples of such products include S&P Depositary Receipts ("SPDRs"), World Equity Benchmark Series ("WEBs"), NASDAQ 100 tracking shares

("QQQs"), Dow Jones Industrial Average Instruments ("DIAMONDS") and Optimised Portfolios as Listed Securities ("OPALS"). Investments in equity-linked derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the equity-linked derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in equity-linked derivatives may constitute investments in other investment companies. See "Investment in Other Investment Companies."

INVESTMENT IN OTHER INVESTMENT COMPANIES

         Each of the Funds may invest in other investment companies, to the extent permitted by the 1940 Act, and rules and regulations thereunder, and, if applicable, exemptive orders granted by the SEC. The following restrictions apply to investments in other investment companies other than Affiliated Money Market Funds (defined below): (i) a Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) a Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) a Fund may not invest more than 10% of its total assets in securities issued by other investment companies other than Affiliated Money Market Funds. With respect to a Fund's purchase of shares of another investment company, including Affiliated Money Market Funds, the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company. The Funds have obtained an exemptive order from the SEC allowing them to invest in money market funds that have AIM or an affiliate of AIM as an investment advisor (the "Affiliated Money Market Funds"), provided that investments in Affiliated Money Market Funds do not exceed 25% of the total assets of the investing Fund.

TEMPORARY DEFENSIVE INVESTMENTS

         In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, each of the Funds may temporarily hold all or a portion of its assets in cash, money market instruments, bonds, or other debt securities. Each of the Funds may also invest up to 25% of its total assets in Affiliated Money Market Funds for these purposes. For a description of the various rating categories of corporate bonds and commercial paper in which the Funds may invest, see Appendix B to this Statement of Additional Information.


                    OPTIONS, FUTURES AND CURRENCY STRATEGIES

INTRODUCTION

         The Funds may each use forward contracts, futures contracts, options on securities, options on indices, options on currencies, and options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with each Fund's investments. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as security, currency or an index of securities).

GENERAL RISKS OF OPTIONS, FUTURES AND CURRENCY STRATEGIES

         The use by the Funds of options, futures contracts and forward currency contracts involves special considerations and risks, as described below. Risks pertaining to particular strategies are described in the sections that follow.

         (1) Successful use of hedging transactions depends upon AIM's ability to correctly predict the direction of changes in the value of the applicable markets and securities, contracts and/or currencies. While

AIM is experienced in the use of these instruments, there can be no assurance that any particular hedging strategy will succeed.

         (2) There might be imperfect correlation, or even no correlation, between the price movements of an instrument (such as an option contract) and the price movements of the investments being hedged. For example, if a "protective put" is used to hedge a potential decline in a security and the security does decline in price, the put option's increased value may not completely offset the loss in the underlying security. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

         (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

         (4) There is no assurance that a liquid secondary market will exist for any particular option, futures contract, forward contract or option thereon at any particular time.

         (5) As described below, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties. If a Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

         (6) There is no assurance that a Fund will use hedging transactions. For example, if a Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transaction.

COVER

         Transactions using forward contracts, futures contracts and options (other than options purchased by a Fund) expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, forward contracts or futures contracts or (2) cash, liquid assets and/or short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities. To the extent that a futures contract, forward contract or option is deemed to be illiquid, the assets used to "cover" the Fund's obligation will also be treated as illiquid for purposes of determining the Fund's maximum allowable investment in illiquid securities.

         Even though options purchased by the Funds do not expose the Funds to an obligation to another party, but rather provide the Funds with a right to exercise, the Funds intend to "cover" the cost of any such exercise. To the extent that a purchased option is deemed illiquid, the Fund will treat the market value of the option (i.e., the amount at risk to the Fund) as illiquid, but will not treat the assets used as cover on such transactions as illiquid.

         Assets used as cover cannot be sold while the position in the corresponding forward contract, futures contract or option is open, unless they are replaced with other appropriate assets. If a large portion of a Fund's assets is used for cover or otherwise set aside, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

WRITING CALL OPTIONS

         Each of the Funds may write (sell) covered call options on securities, futures contracts, forward contracts, indices and currencies. As the writer of a call option, a Fund would have the obligation to deliver the underlying security, cash or currency (depending on the type of derivative) to the holder (buyer) at a specified price (the exercise price) at any time until (American style) or on (European style) a certain date (the expiration date). So long as the obligation of a Fund continues, it may be assigned an exercise notice, requiring it to deliver the underlying security, cash or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which a Fund effects a closing purchase transaction by purchasing an option identical to that previously sold.

         When writing a call option a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security, contract or currency above the exercise price, and retains the risk of loss should the price of the security, contract or currency decline. Unlike one who owns securities, contracts or currencies not subject to an option, a Fund has no control over when it may be required to sell the underlying securities, contracts or currencies, since most options may be exercised at any time prior to the option's expiration. If a call option that a Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security, contract or currency during the option period. If the call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security, contract or currency, which will be increased or offset by the premium received.

         Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option.

         Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security, contract or currency from being called or to permit the sale of the underlying security, contract or currency. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security, contract or currency with either a different exercise price or expiration date, or both.

WRITING PUT OPTIONS

         Each of the Funds may write (sell) covered put options on securities, futures contracts, forward contracts, indices and currencies. As the writer of a put option, a Fund would have the obligation to buy the underlying security, contract or currency (depending on the type of derivative) at the exercise price at any time until (American style) or on (European style) the expiration date. This obligation terminates upon the expiration of the put option, or such earlier time at which a Fund effects a closing purchase transaction by purchasing an option identical to that previously sold.

         A Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the lower price it is willing to pay for the underlying security, contract or currency. The risk in such a transaction would be that the market price of the underlying security, contract or currency would decline below the exercise price less the premium received.

PURCHASING PUT OPTIONS

         Each of the Funds may purchase covered put options on securities, futures contracts, forward contracts, indices and currencies. As the holder of a put option, a Fund would have the right to sell the underlying security, contract or currency at the exercise price at any time until (American style) or on (European style) the expiration date. A Fund may enter into closing sale transactions with respect to such options, exercise such option or permit such option to expire.

         A Fund may purchase a put option on an underlying security, contract or currency ("protective put") owned by the Fund in order to protect against an anticipated decline in the value of the security, contract or currency. Such hedge protection is provided only during the life of the put option. The premium paid for the put option and any transaction costs would reduce any profit realized when the security, contract or currency is delivered upon exercise of said option. Conversely, if the underlying security, contract or currency does not decline in value, the option may expire worthless and the premium paid for the protective put would be lost.

         A Fund may also purchase put options on underlying securities, contracts or currencies against which it has written other put options. For example, where a Fund has written a put option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a put option with a different exercise price and/or expiration date that would eliminate some or all of the risk associated with the written put. Used in combinations, these strategies are commonly referred to as "put spreads." Likewise, a Fund may write call options on underlying securities, contracts or currencies against which it has purchased protective put options. This strategy is commonly referred to as a "collar."

PURCHASING CALL OPTIONS

         Each of the Funds may purchase covered call options on securities, futures contracts, forward contracts, indices and currencies. As the holder of a call option, a Fund would have the right to purchase the underlying security, contract or currency at the exercise price at any time until (American style) or on (European style) the expiration date. A Fund may enter into closing sale transactions with respect to such options, exercise such options or permit such options to expire.

         Call options may be purchased by a Fund for the purpose of acquiring the underlying security, contract or currency for its portfolio. Utilized in this fashion, the purchase of call options would enable a Fund to acquire the security, contract or currency at the exercise price of the call option plus the premium paid. So long as it holds such a call option, rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security, contract or currency and, in such event, could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

         Each of the Funds may also purchase call options on underlying securities, contracts or currencies against which it has written other call options. For example, where a Fund has written a call option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a call option with a different exercise price and/or expiration date that would eliminate some or all of the risk associated with the written call. Used in combinations, these strategies are commonly referred to as "call spreads."

OVER-THE-COUNTER OPTIONS

         Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. A Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time. Although a Fund will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with it, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the dealer, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

         The staff of the SEC considers purchased OTC options (i.e., the market value of the option) to be illiquid securities. A Fund may also sell OTC options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by it. The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

INDEX OPTIONS

         Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market or a particular market sector generally) rather than on price movements in individual securities or futures contracts. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call or put times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference.

         The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.

LIMITATIONS ON OPTIONS

         A Fund will not write options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Fund's total assets. A Fund will not purchase options if, at any time of the investment, the aggregate premiums paid for the options will exceed 5% of the Fund's total assets.

INTEREST RATE, CURRENCY AND STOCK INDEX FUTURES CONTRACTS

         Each of the Funds may enter into interest rate, currency or stock index futures contracts (collectively, "Futures" or "Futures Contracts") as a hedge against changes in prevailing levels of interest rates, currency exchange rates or stock price levels, respectively, in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by it. A Fund's hedging may include sales of Futures as an offset against the effect of expected increases in interest rates, and decreases in currency exchange rates and stock prices, and purchases of Futures as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates or stock prices.

         A Futures Contract is a two party agreement to buy or sell a specified amount of a specified security or currency (or delivery of a cash settlement price, in the case of an index future) for a specified price at a designated date, time and place. A stock index future provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times the Future is outstanding.

         The Funds will only enter into Futures Contracts that are traded (either domestically or internationally) on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the Commodity Futures Trading Commission ("CFTC"). Foreign futures exchanges and trading thereon are not regulated by the CFTC and are not subject to the same regulatory controls. For a further discussion of the risks associated with investments in foreign securities, see "Foreign Securities" in this Statement of Additional Information.

         Closing out an open Future is effected by entering into an offsetting Future for the same aggregate amount of the identical financial instrument or currency and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Future at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the Future.

         A Fund's Futures transactions will be entered into for hedging purposes only; that is, Futures will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase.

         "Margin" with respect to Futures is the amount of funds that must be deposited by a Fund in order to initiate Futures trading and maintain its open positions in Futures. A margin deposit made when the Futures Contract is entered ("initial margin") is intended to ensure the Fund's performance under the Futures Contract. The margin required for a particular Future is set by the exchange on which the Future is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

         Subsequent payments, called "variation margin," to and from the futures commission merchant through which a Fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures more or less valuable, a process known as marking-to-market.

         If a Fund were unable to liquidate a Future or an option on a Futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Future or option or to maintain cash or securities in a segregated account.

OPTIONS ON FUTURES CONTRACTS

         Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account.

FORWARD CONTRACTS

         A forward contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Fund either may accept or make delivery of the currency at the maturity of the forward contract. A Fund may also, if its contra party agrees prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Forward contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, it may be more difficult to value such contracts, and it may be difficult to enter into closing transactions.

         Each of the Funds may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Fund may enter into forward contracts with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. When a Fund purchases a security denominated in a foreign currency for settlement in the near future, it may immediately purchase in the forward market the currency needed to pay for and settle the purchase. By entering into a forward contract with respect to the specific purchase or sale of a security denominated in a foreign currency, the Fund can secure an exchange rate between the trade and settlement dates for that purchase or sale transactions. This practice is sometimes referred to as "transaction hedging." Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions denominated or quoted in a foreign currency.

         The cost to a Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while forward contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

LIMITATIONS ON USE OF FUTURES, OPTIONS ON FUTURES AND CERTAIN OPTIONS ON CURRENCIES

         To the extent that a Fund enters into Futures Contracts, options on Futures Contracts and options on foreign currencies traded on an CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the total assets of the Fund, after taking into account unrealized profits and unrealized losses on any contracts it has entered into. This guideline may be modified by the Board, without a shareholder vote. This limitation does not limit the percentage of the Fund's assets at risk to 5%.


                             INVESTMENT RESTRICTIONS

FUNDAMENTAL RESTRICTIONS

         Each Fund is subject to the following investment restrictions, which may be changed only by a vote of a majority of such Fund's outstanding shares, except that Income Fund is not subject to restriction (1). Fundamental restrictions may be changed only by a vote of the lesser of (i) 67% of more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares.

         (1) The Fund is a "diversified company" as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations") or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions"). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. (This restriction does not apply to Income Fund.)

         (2) The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

         (3) The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

         (4) The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

         (5) The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

         (6) The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

         (7) The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

         (8) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.

         The investment restrictions set forth above provide each of the Funds with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though each of the Funds has this flexibility, the Board of Directors has adopted non-fundamental restrictions for each of the Funds relating to certain of these restrictions which the advisor must follow in managing the Funds. Any changes to these non-fundamental restrictions, which are set forth below, require the approval of the Board of Directors.

NON-FUNDAMENTAL RESTRICTIONS

         The following non-fundamental investment restrictions apply to each of the Funds, except that Income Fund is not subject to restriction (1). They may be changed for any Fund without approval of that Fund's voting securities. Any investment restriction that involves a maximum or minimum percentage of securities or assets (other than with respect to borrowing) shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by the Fund.

         (1) In complying with the fundamental restriction regarding issuer diversification, the Fund will not, with respect to 75% of its total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund may (i) purchase securities of other investment companies as permitted by Section 12(d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market funds and lend money to other investment companies and their series portfolios that have AIM or an affiliate of AIM as an investment advisor (an "AIM Advised Fund"), subject to the terms and conditions of any exemptive orders issued by the SEC. (This restriction does not apply to Income Fund.)

         (2) In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow from banks, broker-dealers or an AIM Advised Fund. The Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets.

         (3) In complying with the fundamental restriction regarding industry concentration, the Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.

         (4) In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 33 1/3% of its total assets and may lend money to another AIM Advised Fund, on such terms and conditions as the SEC may require in an exemptive order.

         (5) Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund.

         If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from changes in values of assets will not be considered a violation of the restriction.


                                   MANAGEMENT

         The overall management of the business and affairs of the Funds and the Company is vested in the Company's Board of Directors. The Board of Directors approves all significant agreements between the Company on behalf of one or more of the Funds, and persons or companies furnishing services to a Fund. The day-to-day operations of each Fund are delegated to its officers of the Company and to AIM, subject always to the objectives, restrictions and policies of the applicable Fund and to the general supervision of the Company's Board of Directors. Certain directors and officers of the Company are affiliated with AIM and A I M Management Group Inc. ("AIM Management"), the parent corporation of AIM.

DIRECTORS AND OFFICERS

         The directors and officers of the Company and their principal occupations during at least the last five years are set forth below. Unless otherwise indicated, the address of each director and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. All of the Company's executive officers hold similar offices with some or all of the other AIM Funds.


                                             POSITIONS HELD         PRINCIPAL OCCUPATION DURING AT LEAST
         NAME, ADDRESS AND AGE               WITH REGISTRANT        THE PAST 5 YEARS
----------------------------------------- ---------------------- ---------------------------------------------------
*ROBERT H. GRAHAM(54)                          Director,         Director, President and Chief Executive Officer,
                                             Chairman and        A I M Management Group Inc.; Director and
                                               President         President, A I M Advisors, Inc.; Director and
                                                                 Senior Vice President, A I M Capital Management,
                                                                 Inc., A I M Distributors, Inc., A I M Fund
                                                                 Services, Inc. and Fund Management Company; and
                                                                 Director and Vice Chairman, AMVESCAP PLC.

BRUCE L. CROCKETT(56)                          Director          Director, ACE Limited (insurance company).
906 Frome Lane                                                   Formerly, Director, President and Chief Executive
McLean, VA 22102                                                 Officer, COMSAT Corporation; and Chairman, Board
                                                                 of Governors of INTELSAT (international
                                                                 communications company).

OWEN DALY II(76)                               Director          Formerly, Director, Cortland Trust, Inc.
Six Blythewood Road                                              (investment company), CF & I Steel Corp.,
Baltimore, MD  21210                                             Monumental Life Insurance Company and Monumental
                                                                 General Insurance Company; and Chairman of the
                                                                 Board of Equitable Bancorporation.


ALBERT R. DOWDEN(59)                           Director          Chairman of the Board of Directors, Cortland
1815 Central Park Drive                                          Trust, Inc. (investment company) and DHJ Media,
P.O. Box 774000-PMB #222                                         Inc.; and Director, Magellan Insurance Company.
Steamboat Springs, CO  80477                                     Formerly, Director, President and Chief Executive
                                                                 Officer, Volvo Group North America, Inc.; Senior Vice
                                                                 President, AB Volvo; and Director, The Hertz
                                                                 Corporation, Genmar Corporation (boat manufacturer),
                                                                 National Media Corporation and Annuity and Life Re
                                                                 (Holdings), Ltd.

---------------
* A director who is an "interested person" of A I M Advisors, Inc. and the Company as defined in the 1940 Act.


                                             POSITIONS HELD         PRINCIPAL OCCUPATION DURING AT LEAST
         NAME, ADDRESS AND AGE               WITH REGISTRANT        THE PAST 5 YEARS
----------------------------------------- ---------------------- ---------------------------------------------------
EDWARD K. DUNN, JR.(65)                        Director          Formerly, Chairman of the Board of Directors,
2 Hopkins Plaza, 8th Floor,                                      Mercantile Mortgage Corp.; Vice Chairman of the
Suite 805                                                        Board of Directors, President and Chief Operating
Baltimore, MD 21201                                              Officer, Mercantile - Safe Deposit & Trust Co.;
                                                                 and President, Mercantile Bankshares.

JACK M. FIELDS(49)                             Director          Chief Executive Officer, Twenty First Century
434 New Jersey Avenue, S.E.                                      Group, Inc. (a governmental affairs company).
Washington, D.C.  20003                                          Formerly, Member of the U.S. House of
                                                                 Representatives.

**CARL FRISCHLING(64)                          Director          Partner, Kramer, Levin, Naftalis & Frankel LLP
  919 Third Avenue                                               (law firm).
  New York, NY  10022

PREMA MATHAI-DAVIS(50)                         Director          Member, Visiting Committee, Harvard University
370 East 76th Street                                             Graduate School of Education, New School University.
New York, NY  10021                                              Formerly, Chief Executive Officer, YWCA of the USA;
                                                                 Commissioner, New York City Department of the Aging;
LEWIS F. PENNOCK(58)                           Director          and Commissioner, New York City Metropolitan
6363 Woodway, Suite 825                                          Transportation Authority.
Houston, TX  77057

LOUIS S. SKLAR(61)                             Director          Executive Vice President, Development and
The Williams Tower, 50th Floor                                   Operations, Hines Interests Limited Partnership
2800 Post Oak Blvd.                                              (real estate development).
Houston, TX  77056

GARY T. CRUM(53)                          Senior Vice President  Director and President, A I M Capital Management,
                                                                 Inc.; Director and Executive Vice President,
                                                                 A I M Management Group Inc.; Director and Senior Vice
                                                                 President, A I M Advisors, Inc.; and Director,
                                                                 A I M Distributors, Inc. and AMVESCAP PLC.

----------
** A director who is an "interested person" of the Company as defined in the 1940 Act.


                                             POSITIONS HELD         PRINCIPAL OCCUPATION DURING AT LEAST
         NAME, ADDRESS AND AGE               WITH REGISTRANT        THE PAST 5 YEARS
----------------------------------------- ---------------------- ---------------------------------------------------
CAROL F. RELIHAN(46)                           Senior Vice       Director, Senior Vice President, General Counsel
                                              President and      and Secretary, A I M Advisors, Inc.; Senior Vice
                                                Secretary        President, General Counsel and Secretary, A I M
                                                                 Management Group Inc.; Director, Vice President
                                                                 and General Counsel, Fund Management Company;
                                                                 Vice President, A I M Capital Management, Inc.
                                                                 and A I M Distributors, Inc.; and General Counsel
                                                                 and Vice President, A I M Fund Services, Inc.

DANA R. SUTTON(42)                          Vice President and   Vice President and Fund Controller, A I M
                                                Treasurer        Advisors, Inc.; and Assistant Vice President and
                                                                 Assistant Treasurer, Fund Management Company.

ROBERT G. ALLEY(52)                          Vice President      Senior Vice President, A I M Capital Management,
                                                                 Inc.; and Vice President, A I M Advisors, Inc.

MELVILLE B. COX(57)                          Vice President      Vice President and Chief Compliance Officer, A I M
                                                                 Advisors, Inc., A I M Capital Management, Inc.,
                                                                 A I M Distributors, Inc., A I M Fund Services,
                                                                 Inc. and Fund Management Company.

EDGAR M. LARSEN(60)                          Vice President      Vice President, A I M Capital Management, Inc.
----------------------------------------- ---------------------- ---------------------------------------------------

         The standing committees of the Board of Directors are the Audit Committee, the Capitalization Committee, the Investments Committee and the Nominating and Compensation Committee.

         The members of the Audit Committee are Messrs. Crockett, Daly, Dowden, Dunn (Chairman), Fields, Frischling, Pennock and Sklar and Dr. Mathai-Davis. The Audit Committee is responsible for: (i) considering management's recommendations of independent accountants for each Fund and evaluating such accountants' performance, costs and financial stability; (ii) with AIM, reviewing and coordinating audit plans prepared by the Funds' independent accountants and management's internal audit staff; and (iii) reviewing financial statements contained in periodic reports to shareholders with the Funds' independent accountants and management.

         The members of the Capitalization Committee are Messrs. Graham (Chairman) and Pennock. The Capitalization Committee is responsible for: (i) increasing or decreasing the aggregate number of shares of any class of the Company's common stock by classifying and reclassifying the Company's authorized but unissued shares of common stock, up to the Company's authorized capital;
(ii) fixing the terms of such classified or reclassified shares of common stock; and (iii) issuing such classified or reclassified shares of common stock upon the terms set forth in the applicable fund's prospectus, up to the Company's authorized capital.

         The members of the Investments Committee are Messrs. Crockett, Daly, Dowden, Dunn, Fields, Frischling, Pennock and Sklar (Chairman) and Dr. Mathai-Davis. The Investments Committee is responsible for: (i) overseeing AIM's investment-related compliance systems and procedures to ensure their continued adequacy; and (ii) considering and acting, on an interim basis, between meetings of the full Board, on investment-related matters requiring Board consideration, including dividends and distributions, brokerage policies and pricing matters.

         The members of the Nominating and Compensation Committee are Messrs. Crockett (Chairman), Daly, Dowden, Dunn, Fields, Pennock and Sklar and Dr. Mathai-Davis. The Nominating and Compensation Committee is responsible for: (i) considering and nominating individuals to stand for election as independent directors as long as the Company maintains a distribution plan pursuant to Rule 12b-1 under the 1940 Act; (ii) reviewing from time to time the compensation payable to the independent directors; and (iii) making recommendations to the Board regarding matters related to compensation, including deferred compensation plans and retirement plans for the independent directors.

         The Nominating and Compensation Committee will consider nominees recommended by a shareholder to serve as directors, provided (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which directors will be elected, and (ii) that the Nominating and Compensation Committee or the Board of Directors, as applicable, shall make the final determination of persons to be nominated.

         All of the Company's directors also serve as directors or trustees of some or all of the investment companies managed or advised by AIM. All of the Company's executive officers hold similar offices with some or all of the other investment companies managed or advised by AIM.

REMUNERATION OF DIRECTORS

         Each director is reimbursed for expenses incurred in connection with each meeting of the Board of Directors or any committee thereof. Each director who is not also an officer of the Company is compensated for his or her services according to a fee schedule which recognizes the fact that such director also serves as a director or trustee of other AIM Funds. Each such director receives a fee, allocated among the AIM Funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component.

         Set forth below is information regarding compensation paid or accrued for each director of the Company:


                                                RETIREMENT
                                                 BENEFITS            TOTAL
                             AGGREGATE           ACCRUED         COMPENSATION
                           COMPENSATION     BY ALL APPLICABLE  FROM ALL APPLICABLE
     DIRECTOR              FROM COMPANY(1)     AIM FUNDS(2)       AIM FUNDS(3)
-------------------        ---------------  -----------------  -------------------
Charles T. Bauer(4)          $       0          $       0          $       0

Bruce L. Crockett                7,875             60,951            111,500

Owen Daly II                     7,875             97,195            111,500

Albert R. Dowden(5)                  0                  0             13,435

Edward K. Dunn, Jr               7,875             22,138            111,500

Jack Fields                      7,731             23,019            108,500

Carl Frischling(6)               7,875            107,507            111,500

Robert H. Graham                     0                  0                  0

Prema Mathai-Davis               7,723             22,606            111,500

Lewis F. Pennock                 7,875             67,995            111,500

Louis S. Sklar                   7,685             87,538            111,000

(1) The total amount of compensation deferred by all directors of the Company during the fiscal year ended October 31, 2000, including earnings was $59,831.

(2) During the fiscal year ended October 31, 2000, the total amount of expenses allocated to the Company in respect of such retirement benefits was $30,382. Data reflect compensation earned for the calendar year ended December 31, 2000.

(3) Each director serves as director or trustee of at least 12 registered investment companies advised by AIM. Data reflects total compensation earned during the calendar year ended December 31, 2000.

(4) Mr. Bauer was a director and officer until September 30, 2000, when he retired.

(5)      Mr. Dowden was elected to serve as a Director on December 14, 2000.

(6) The Company paid the law firm of Kramer Levin Naftalis & Frankel LLP $35,567 in legal fees for services provided to the Funds during the fiscal year ended October 31, 2000. Mr. Frischling, a director of the Company, is a partner in such firm.


AIM FUNDS RETIREMENT PLAN FOR ELIGIBLE DIRECTORS/TRUSTEES

         Under the terms of the AIM Funds Retirement Plan for Eligible Directors/Trustees (the "Plan"), each director (who is not an employee of any of the AIM Funds, AIM Management or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Directors. Pursuant to the Plan, a director becomes eligible to retire and to receive full benefits under the Plan when he or she has attained age 65 and has completed at least five years of continuous service with one or more of the regulated investment companies managed, administered or distributed by AIM or its affiliates (the "Applicable AIM Funds"). Each eligible director is entitled to receive an annual benefit from the Applicable AIM Funds commencing on the first day of the calendar quarter coincident with or following his or her date of retirement equal to a maximum of 75% of the annual retainer paid or accrued by the Applicable AIM Funds for such director during the twelve-month period immediately preceding the director's retirement (including amounts deferred under a separate agreement between the Applicable AIM Funds and the director) and based on the number of such director's years of service (not in excess of 10 years of service) completed with respect to any of the Applicable AIM Funds. Such benefit is payable to each eligible director in quarterly installments. If an eligible director dies after attaining the normal retirement date but before receipt of all benefits under the Plan, the director's surviving spouse (if any) shall receive a quarterly survivor's benefit equal to 50% of the amount payable to the deceased director for no more than ten years beginning the first day of the calendar quarter following the date of the director's death. Payments under the plan are not secured or funded by any Applicable AIM Fund.

         Set forth below is a table that shows the estimated annual benefits payable to an eligible director upon retirement assuming the retainer amount reflected below and various years of service. The estimated credited years of service for Messrs. Crockett, Daly, Dowden, Dunn, Fields, Frischling, Pennock, and Sklar and Dr. Mathai-Davis are 13, 13, 0, 2, 3, 23, 19, 11 and 2 years, respectively.

                    ESTIMATED ANNUAL BENEFITS UPON RETIREMENT


Number of Years of
 Service with the
  Applicable AIM              Estimated Annual Benefits Upon
     Funds                              Retirement
------------------            -------------------------------
     10                                 $75,000

      9                                 $67,500

      8                                 $60,000

      7                                 $52,500

      6                                 $45,000

      5                                 $37,500

DEFERRED COMPENSATION AGREEMENTS

         Messrs. Daly, Dunn, Fields, Frischling and Sklar and Dr. Mathai-Davis (the "Deferring Directors") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Directors may elect to defer receipt of up to 100% of their compensation payable by the Company, and such amounts are placed into a deferral account. Currently, the Deferring Directors may select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the Deferring Directors' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of five
(5) or ten (10) years (depending on the Compensation Agreement) beginning on the date the Deferring Director's retirement benefits commence under the Plan. The Company's Board of Directors, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the Deferring Director's termination of service as a director of the Company. If a Deferring Director dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary in a single lump sum payment as soon as practicable after such Deferring Director's death. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Directors have the status of unsecured creditors of the Company and of each other AIM Fund from which they are deferring compensation.

INVESTMENT ADVISORY AND OTHER SERVICES

         AIM serves as the investment advisor to each Fund pursuant to a Master Investment Advisory Agreement dated June 21, 2000 (the "Investment Advisory Agreement"). AIM was organized in 1976, and together with its subsidiaries, advises or manages approximately 130 investment portfolios encompassing a broad range of investment objectives. AIM is a direct wholly owned subsidiary of AIM Management, a holding company that has been engaged in the financial services business since 1976. The address of AIM is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. AIM Management is an indirect wholly owned subsidiary of AMVESCAP PLC, 11 Devonshire Square, London EC2M 4YR, England. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific region. Certain of the directors and officers of AIM are also executive officers of the Company and their affiliations are shown under "Management" herein.

         AIM and the Company have adopted a Code of Ethics which requires investment personnel and certain other employees to (a) pre-clear all personal securities transactions subject to the Code of Ethics; (b) file reports regarding such transactions; (c) refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of an AIM Fund transaction involving the same security (subject to a de minimis exception), and (iii) transactions involving securities being considered for investment by an AIM Fund (subject to the de minimis exception); and (d) abide by certain other provisions of the Code of Ethics. The de minimis exception under the Code of Ethics covers situations where there is no material conflict of interest because of the large market capitalization of a security and the relatively small number of shares involved in a personal transaction. The Code of Ethics also generally prohibits AIM employees from purchasing securities in initial public offerings. Personal trading reports are periodically reviewed by AIM, and the Board of Directors reviews quarterly and annual reports (which summarize any significant violations of the Code of Ethics). Sanctions for violating the Code of Ethics may include censure, monetary penalties, suspension or termination of employment.

         The Company, on behalf of the Funds, has entered into the Investment Advisory Agreement and a Master Administrative Services Agreement dated June 21, 2000 ("Administrative Services Agreement"), with AIM. A prior investment advisory agreement with substantially similar terms to the Investment Advisory Agreement and a prior administrative services agreement with substantially similar terms to the Administrative Services Agreement, were in effect prior to June 21, 2000.

         Under the terms of the Investment Advisory Agreement, AIM supervises aspects of the Funds' operations and provides investment advisory services to the Funds.

         The Investment Advisory Agreement provides that each Fund will pay or cause to be paid all expenses of the Fund not assumed by AIM, including, without limitation: brokerage commissions; taxes, legal, accounting, auditing or governmental fees; the cost of preparing share certificates; custodian, transfer and shareholder service agent costs; expenses of issue, sale, redemption and repurchase of shares; expenses of registering and qualifying shares for sale; expenses relating to directors and shareholders meetings; the cost of preparing and distributing reports and notices to shareholders; the fees and other expenses incurred by the Company on behalf of each Fund in connection with membership in investment company organizations; and the cost of printing copies of prospectuses and statements of additional information distributed to each Fund's shareholders.

         The Investment Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually (i) (a) by the Company's Board of Directors or (b) by the vote of a majority of the outstanding voting securities of each Fund and (ii) by the affirmative vote of a majority of the directors who are not parties to the Investment Advisory Agreement or "interested persons" of any such party (the "Non-Interested Directors") by votes cast in person at a meeting called for such purpose. Each Fund or AIM may terminate the Investment Advisory Agreement with respect to that Fund on sixty (60) days' written notice without penalty. The Investment Advisory Agreement automatically terminates in the event of its assignment.

         Under the Investment Advisory Agreement, AIM is entitled to receive from each Fund a fee calculated at the following annual rates based on the average daily net assets of the Fund:


                              AIM ASIAN GROWTH FUND
                          AIM EUROPEAN DEVELOPMENT FUND

        Net Assets                                                           Annual Rate
        ----------                                                           -----------
        First $500 million..................................................    0.95%
        Over $500 million...................................................    0.90%

                        AIM GLOBAL AGGRESSIVE GROWTH FUND


        Net Assets                                                           Annual Rate
        ----------                                                           -----------
        First $1 billion....................................................    0.90%
        Over $1 billion.....................................................    0.85%

                             AIM GLOBAL GROWTH FUND


        Net Assets                                                           Annual Rate
        ----------                                                           -----------
        First $1 billion....................................................    0.85%
        Over $1 billion.....................................................    0.80%

                             AIM GLOBAL INCOME FUND


        Net Assets                                                           Annual Rate
        ----------                                                           -----------
        First $1 billion....................................................    0.70%
        Over $1 billion.....................................................    0.65%

                          AIM INTERNATIONAL EQUITY FUND


        Net Assets                                                           Annual Rate
        ----------                                                           -----------
        First $1 billion....................................................    0.95%
        Over $1 billion.....................................................    0.90%

         AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund.

         AIM has contractually agreed to waive advisory fees under the Investment Advisory Agreement in order to achieve the following annual fee structure for Equity Fund: 0.95% of the first $500 million of Equity Fund's average daily net assets; 0.90% of the next $500 million of Equity Fund's average daily net assets; and 0.85% of Equity Fund's average daily net assets exceeding $1 billion. AIM has also voluntarily agreed, when net assets of a Fund exceed $5 billion, to waive advisory fees for such Fund of 0.025% for each $5 billion increment in net assets, up to a maximum waiver of 0.175% on assets in excess of $35 billion.

         With respect to Aggressive Growth Fund, Equity Fund, Growth Fund and Income Fund for the fiscal years ended October 31, 2000, 1999 and 1998, and with respect to Asian Fund and European Fund for the fiscal year ended October 31, 2000, 1999 and the period November 3, 1997 (inception date) through October 31, 1998, AIM received advisory fees, net of advisory fee waivers, from each Fund pursuant to the prior investment advisory agreement then in effect as follows:


                                            2000                 1999                 1998
                                         -----------          -----------          -----------
         Aggressive Growth Fund          $22,245,857          $15,416,368          $20,126,609
         Asian Fund                      $   893,672          $    39,283          $    11,388
         Equity Fund                     $33,855,808          $24,083,233          $21,628,803
         European Fund                   $ 4,248,118          $ 1,607,698          $   410,537
         Growth Fund                     $11,306,836          $ 5,898,665          $ 4,042,472
         Income Fund                     $   286,749          $   280,344          $   152,633

         Under a former Master Sub-Advisory Agreement terminated effective June 21, 2000, between AIM and INVESCO Global Asset Management Limited ("IGAM") with respect to Asian Fund and European Fund, IGAM was entitled to receive from AIM with respect to each of Asian Fund and European Fund, a fee calculated at the following annual rates based on the average daily net assets of the Fund:


         Net Assets                                                           Annual Rate
         ----------                                                           -----------
         First $500 million..................................................     0.20%
         Over $500 million...................................................     0.175%

         Under former Sub-Sub-Advisory Agreements terminated effective June 21, 2000, between (i) IGAM and INVESCO Asian Limited ("IAL"), with respect to Asian Fund, and (ii) IGAM and INVESCO Asset Management Limited ("IAML"), with respect to European Fund, were each entitled to receive from IGAM an annual fee equal to 100% of the fee received by IGAM with respect to the applicable Fund.

         With respect to Aggressive Growth Fund, Equity Fund, Growth Fund and Income Fund for the fiscal years ended October 31, 2000, 1999 and 1998, and with respect to Asian Fund and European Fund for the fiscal year ended October 31, 2000, 1999 and the period November 3, 1997 (inception date) through October 31, 1998, AIM waived advisory fees for each Fund as follows:


                                            2000                1999                1998
                                         ----------          ----------          ----------
         Aggressive Growth Fund          $        0          $      -0-          $      -0-
         Asian Fund                      $   92,285          $  207,130          $   51,040
         Equity Fund                     $1,697,400          $1,122,543          $  978,165
         European Fund                   $        0          $      -0-          $  114,120
         Growth Fund                     $  125,000          $      -0-          $      -0-
         Income Fund                     $  531,491          $  423,180          $  365,730

         Although these fees are higher than those paid by most mutual funds which invest in domestic securities, they are competitive with such fees paid by mutual funds which invest primarily in foreign securities. The Company believes such fees are justified due to the higher costs and additional expenses associated with managing and operating funds holding primarily foreign securities.

         For the fiscal year ended October 31, 2000, AIM waived advisory fees for Asian Fund, Equity Fund, Growth Fund and Income Fund which represented 0.09%, 0.04%, 0.01% and 0.45% of such Fund's average daily net assets.

         In addition, if a Fund engages in securities lending, AIM will provide the Fund investment advisory services and related administrative services. The Master Investment Advisory Agreement describes the administrative services to be rendered by AIM if a Fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the agent) in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and
(f) performing such other duties as may be necessary.

         AIM's compensation for advisory services rendered in connection with securities lending is included in the advisory fee schedule. As compensation for the related administrative services AIM will provide, a lending Fund will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. AIM currently intends to waive such fees, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

         For the fiscal year ended October 31, 2000, each Fund paid AIM for administrative services in the following amounts pursuant to the prior administrative services agreement then in effect, stated as a percentage of the Fund's average daily net assets:


                                                                    Payments
                                                                    --------
                  Aggressive Growth Fund.........................     0.01%
                  Asian Fund.....................................     0.05%
                  Equity Fund....................................     0.01%
                  European Fund..................................     0.02%
                  Growth Fund....................................     0.01%
                  Income Fund....................................     0.04%

         Under the terms of the Administrative Services Agreement, AIM is entitled to receive from each Fund reimbursement of its costs or such reasonable compensation as may be approved by the Board of Directors. Currently, AIM is paid for the services of the Funds' principal financial officer and her staff, and any expenses related to fund accounting services.

         The Administrative Services Agreement for the Funds provides that AIM may perform, or arrange for the performance of, certain accounting and other administrative services to each Fund. For such services, AIM is entitled to receive from each Fund payment for AIM's costs or such reasonable compensation as may be approved by the Company's Board of Directors. The Administrative Services Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually (i)(a) by the Company's Board of Directors or (b) by the vote of a majority of the outstanding voting securities of each Fund and (ii) by the affirmative vote of the Non-Interested Directors, by votes cast in person at a meeting called for such purpose.

         With respect to Aggressive Growth Fund, Equity Fund, Growth Fund and Income Fund for the fiscal years ended October 31, 2000, 1999 and 1998, and with respect to Asian Fund and European Fund for the fiscal year ended October 31, 2000, 1999 and the period November 3, 1997 (inception date) through

October 31, 1998, AIM received payment of administrative service costs from each Fund pursuant to the prior administrative services agreement then in effect as follows:


                                           2000              1999              1998
                                         --------          --------          --------
         Aggressive Growth Fund          $182,264          $127,117          $116,964
         Asian Fund                      $ 50,000          $ 74,007          $ 74,604
         Equity Fund                     $222,616          $150,312          $115,146
         European Fund                   $109,571          $ 75,332          $ 69,060
         Growth Fund                     $145,994          $ 97,142          $ 80,267
         Income Fund                     $ 50,000          $ 66,799          $ 81,456

         In addition, the Transfer Agency and Service Agreement for the Funds provides that A I M Fund Services, Inc. ("AFS" or the "Transfer Agent"), P.O. Box 4739, Houston, Texas 77210-4739, a registered transfer agent and wholly owned subsidiary of AIM, will perform certain shareholder services for the Funds for a fee per account serviced. The Transfer Agency and Service Agreement provides that AFS will receive a per account fee plus out-of-pocket expenses to process orders for purchases, redemptions and exchanges of shares, prepare and transmit payments for dividends and distributions declared by the Funds, maintain shareholder accounts and provide shareholders with information regarding the Funds and their accounts.


                             THE DISTRIBUTION PLANS

THE CLASS A AND C PLAN

         The Company has adopted a Master Distribution Plan pursuant to Rule 12b-1 under the 1940 Act relating to the Class A and Class C shares of the Funds (the "Class A and C Plan"). The Class A and C Plan provides that for Aggressive Growth Fund, Growth Fund and Income Fund the Class A shares pay 0.50% per annum of their average daily net assets, for Equity Fund the Class A shares pay 0.30% per annum of their average daily net assets and for Asian Fund and European Fund the Class A shares pay 0.35% per annum of their average daily net assets as compensation to AIM Distributors for the purpose of financing any activity which is primarily intended to result in the sale of Class A shares. Such plan provides that the Class C shares pay compensation to AIM Distributors at an annual rate of 1.00% per annum of the average daily net assets attributable to Class C shares for the purpose of financing any activity which is primarily intended to result in the sale of Class C shares. The Class A and C Plan is designed to compensate AIM Distributors, on a quarterly basis, for certain promotional and other sales-related costs, and to implement a dealer incentive program which provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class A or Class C shares of a Fund. Payments can also be directed by AIM Distributors to selected institutions who have entered into service agreements with respect to Class A and Class C shares of each Fund and who provide continuing personal services to their customers who own Class A and Class C shares of each Fund and who provide continuing personal services to their customers who own Class A and Class C shares of the Fund. Activities appropriate for financing under the Class A and C Plan include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering the Class A and C Plan.

         Of the aggregate amount payable under the Class A and C Plan, payments to dealers and other financial institutions including AIM Distributors, acting as principal, for providing continuing personal shareholder services to their customers who purchase and own shares of the Fund, in amounts of up to 25% of the average net assets of the Fund attributable to the customers of such dealers or financial institutions are characterized as a service fee, and payments to dealers and other financial institutions including AIM Distributors, acting as principal, in excess of such amount would be characterized as an asset-based sales charge pursuant to the Class A and C Plan. The Class A and C Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Company with respect to the Fund.

THE CLASS B PLAN

         The Company has also adopted a Master Distribution Plan pursuant to Rule 12b-1 under the 1940 Act relating to Class B shares of the Funds (the "Class B Plan", and collectively with the Class A and C Plan, the "Plans"). Under the Class B Plan, each Fund pays compensation to AIM Distributors at an annual rate of 1.00% of the average daily net assets attributable to Class B shares. Of such amount, each Fund pays a service fee of 0.25% of the average daily net assets attributable to Class B shares to selected dealers and other institutions which furnish continuing personal shareholder services to their customers who purchase and own Class B shares. Any amounts not paid as a service fee would constitute an asset-based sales charge. Amounts paid in accordance with the Class B Plan may be used to finance any activity primarily intended to result in the sale of Class B shares, including but not limited to printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering the Class B Plan.

BOTH PLANS

         Pursuant to an incentive program, AIM Distributors may enter into agreements ("Shareholder Service Agreements") with investment dealers selected from time to time by AIM Distributors for the provision of distribution assistance in connection with the sale of the Funds' shares to such dealers' customers, and for the provision of continuing personal shareholder services to customers who may from time to time directly or beneficially own shares of the Funds. The distribution assistance and continuing personal shareholder services to be rendered by dealers under the Shareholder Service Agreements may include, but shall not be limited to, the following: distributing sales literature; answering routine customer inquiries concerning the Funds; assisting customers in changing dividend options, account designations and addresses, and in enrolling in any of several special investment plans offered in connection with the purchase of the Funds' shares; assisting in the establishment and maintenance of customer accounts and records and in the processing of purchase and redemption transactions; investing dividends and any capital gains distributions automatically in the Funds' shares; and providing such other information and services as the Funds or the customer may reasonably request.

         Under the Plans, in addition to the Shareholder Service Agreements authorizing payments to selected dealers, banks may enter into Shareholder Service Agreements authorizing payments under the Plans to be made to banks which provide services to their customers who have purchased shares. Services provided pursuant to Shareholder Service Agreements with banks may include some or all of the following: answering shareholder inquiries regarding a Fund and the Company; performing sub-accounting; establishing and maintaining shareholder accounts and records; processing customer purchase and redemption transactions; providing periodic statements showing a shareholder's account balance and the integration of such statements with those of other transactions and balances in the shareholder's other accounts serviced by the bank; forwarding applicable prospectuses, proxy statements, reports and notices to bank clients who hold Fund shares; and such other administrative services as a Fund reasonably may request, to the extent permitted by applicable statute, rule or regulation. Similar agreements may be permitted under the Plans for institutions which provide recordkeeping for and administrative services to 401(k) plans.

         Financial intermediaries and any other person entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class over another.

         Under a Shareholder Service Agreement, a Fund agrees to pay periodically fees to selected dealers and other institutions who render the foregoing services to their customers. The fees payable under a Shareholder Service Agreement generally will be calculated at the end of each payment period for each business day of the Funds during such period at the annual rate of 0.25% of the average daily net asset value of the Funds' shares purchased or acquired through exchange. Fees calculated in this manner shall be paid only to those selected dealers or other institutions who are dealers or institutions of record at the close of business on the last business day of the applicable payment period for the account in which the Fund's shares are held.

         Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc. ("NASD"). The Plans conform to rules of the NASD by limiting payments made to dealers and other financial institutions who provide continuing personal shareholder services to their customers who purchase and own shares of the Funds to no more than 0.25% per annum of the average daily net assets of the funds attributable to the customers of such dealers or financial institutions, and by imposing a cap on the total sales charges, including asset based sales charges, that may be paid by the Funds and their respective classes.

         AIM Distributors may from time to time waive or reduce any portion of its 12b-1 fee for Class A and Class C shares. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM Distributors will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM Distributors and the Fund.

         Under the Plans, certain financial institutions which have entered into service agreements and which sell shares of the Funds on an agency basis, may receive payments from the Funds pursuant to the respective Plans. AIM Distributors does not act as principal, but rather as agent for the Funds, in making dealer incentive and shareholder servicing payments to dealers and other financial institutions under the Plans. These payments are an obligation of the Fund and not of AIM Distributors.

         For the fiscal year ended October 31, 2000, the Funds paid the following amounts under the Class A and C Plan and the Class B Plan adopted by the Company:


                                                                                                       % of Class
                                                                                                     Average Daily
                                                                                                       Net Assets
                                                                                            -------------------------------
                                  Class A              Class B              Class C         Class A      Class B    Class C
                                -----------          -----------          -----------       --------     -------    -------
Aggressive Growth Fund          $ 6,067,804          $13,029,893          $   417,860         0.50%        1.00%     1.00%
Asian Fund                      $   230,776          $   307,199          $    71,664         0.35%        1.00%     1.00%
Equity Fund                     $ 7,664,862          $11,204,523          $ 2,193,948         0.30%        1.00%     1.00%
European Fund                   $   868,732          $ 1,566,725          $   422,886         0.35%        1.00%     1.00%
Growth Fund                     $ 3,100,225          $ 6,788,675          $   675,670         0.50%        1.00%     1.00%
Income Fund                     $   356,923          $   437,547          $    17,521         0.50%        1.00%     1.00%

         An estimate by category of actual fees paid by the Funds with regard to the Class A shares under the Class A and C Plan during the year ended October 31, 2000 follows:


                                                 ASIAN       EUROPEAN     AGGRESSIVE       GROWTH        INCOME        EQUITY
                                                  FUND         FUND      GROWTH FUND        FUND          FUND          FUND
                                              ----------   ----------    -----------     ----------    ----------    ----------
CLASS A
         Advertising ......................   $   22,855   $   64,643    $   47,235      $   37,108    $    2,475    $  382,816

         Printing and mailing prospectuses,
         semi-annual reports and annual
         reports (other than to current
         shareholders) ....................   $    2,260   $    7,012    $    5,077      $    4,143    $      259    $   41,393

         Seminars .........................   $    5,287   $   18,088    $   12,921      $   10,422    $      719    $  105,219

         Compensation to Underwriters to
         partially offset other marketing
         costs ............................   $        0   $        0    $        0      $        0    $        0    $        0

         Compensation to Dealers ..........   $  200,374   $  778,989    $6,002,571      $3,048,552    $  353,470    $7,135,433
            (includes Finder's Fees)

         Compensation to Sales Personnel ..   $        0   $        0    $        0      $        0    $        0    $        0

         Annual Report Total ..............   $  230,776   $  868,732    $6,067,804      $3,100,225    $  356,923    $7,664,861

         An estimate by category of actual fees paid by the Funds under the Class B Plan during the year ended October 31, 2000 as follows:


                                              ASIAN        EUROPEAN       AGGRESSIVE      GROWTH         INCOME         EQUITY
                                              FUND           FUND        GROWTH FUND       FUND           FUND           FUND
                                            -----------   -----------    -----------    -----------     -----------    -----------
CLASS B

Advertising ......................          $    11,433   $    47,624    $   106,840    $   115,661     $     9,784    $   167,577

Printing and mailing prospectuses,
semi-annual reports and annual
reports (other than to current
shareholders) ....................          $     1,270   $     5,851    $    12,136    $    12,834     $       776    $    18,311

Seminars .........................          $     4,234   $    16,777    $    33,313    $    32,907     $       646    $    47,570

Compensation to Underwriters to
partially offset other marketing
costs ............................          $   230,399   $ 1,175,044    $ 9,772,420    $ 5,091,506     $   328,160    $ 8,403,392

Compensation to Dealers ..........          $    59,863   $   321,429    $ 3,105,184    $ 1,535,767     $    98,181    $ 2,567,673

Compensation to Sales Personnel ..          $         0   $         0    $         0    $         0     $         0    $         0

Annual Report Total ..............          $   307,199   $ 1,566,725    $13,029,893    $ 6,788,675     $   437,547    $11,204,523

         An estimate by category of actual fees paid by the Funds with regard to the Class C shares under the Class A and C Plan during the year ended October 31, 2000 as follows:


                                              ASIAN        EUROPEAN       AGGRESSIVE       GROWTH          INCOME         EQUITY
                                               FUND          FUND         GROWTH FUND       FUND            FUND            FUND
                                            ----------     ----------     -----------     ----------      ----------     ----------
CLASS C
Advertising ......................          $    4,322     $   30,130      $   20,428     $   33,558      $    1,420     $  115,147

Printing and mailing prospectuses,
semi-annual reports and annual
reports (other than to current
shareholders) ....................          $      427     $    3,129      $    2,514     $    3,319      $        0     $   13,051

Seminars .........................          $        0     $    6,803      $    6,982     $   11,734      $        0     $   35,728

Compensation to Underwriters to
partially offset other marketing
costs ............................          $   34,921     $  202,008      $  163,638     $  247,706      $    4,262     $  799,373

Compensation to Dealers ..........          $   31,994     $  180,816      $  224,298     $  379,353      $   11,839     $1,230,649

Compensation to Sales Personnel ..          $        0     $        0      $        0     $        0      $        0     $        0

Annual Report Total ..............          $   71,664     $  422,886      $  417,860     $  675,670      $   17,521     $2,193,948

         The Plans require AIM Distributors to provide the Board of Directors at least quarterly with a written report of the amounts expended pursuant to the Plans and the purposes for which such expenditures were made. The Board of Directors reviews these reports in connection with their decisions with respect to the Plans.

         As required by Rule 12b-1, the Plans and related forms of Shareholder Service Agreements were approved by the Board of Directors, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of the Company and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans ("Qualified Directors"). In approving the Plans in accordance with the requirements of Rule 12b-1, the directors considered various factors and determined that there is a reasonable likelihood that the Plans would benefit each class of the Funds and their respective shareholders.

         The Plans do not obligate the Funds to reimburse AIM Distributors for the actual expenses AIM Distributors may incur in fulfilling its obligations under the Plans. Thus, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors thereunder at any given time, the Funds will not be obligated to pay more than that fee. If AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee.

         Unless the Plans are terminated earlier in accordance with their terms, the Plans continue in effect as long as such continuance is specifically approved at least annually by the Board of Directors, including a majority of the Qualified Directors.

         The Plans may be terminated by the vote of a majority of the Independent Directors, or, with respect to a particular class, by the vote of a majority of the outstanding voting securities of that class.

         Any change in the Plans that would increase materially the distribution expenses paid by the applicable class requires shareholder approval; otherwise, it may be amended by the directors, including a majority of the Qualified Directors, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plans are in effect, the selection or nomination of the Qualified Directors is committed to the discretion of the Qualified Directors. In the event the Class A and C Plan is amended in a manner which the Board of Directors determines would materially increase the charges paid under the Class A and C Plan, the Class B shares of the Funds will no longer convert into Class A shares of the same

Funds unless the Class B shares, voting separately, approve such amendment. If the Class B shareholders do not approve such amendment, the Board of Directors will (i) create a new class of shares of the Funds which is identical in all material respects to the Class A shares as they existed prior to the implementation of the amendment and (ii) ensure that the existing Class B shares of the Funds will be exchanged or converted into such new class of shares no later than the date the Class B shares were scheduled to convert into Class A shares.

         The principal differences between the Class A and C Plan, on the one hand, and the Class B Plan, on the other hand, are: (i) the Class A and C Plan allows payment to AIM Distributors or to dealers or financial institutions of up to 0.50% of average daily net assets of the Class A shares of Aggressive Growth Fund, Income Fund, and Growth Fund, of up to 0.35% of average daily net assets of the Class A shares of Asian Fund and European Fund, and of up to 0.30% of average daily net assets of the Class A shares of Equity Fund, as compared to 1.00% of such assets of each Fund's Class B shares; (ii) the Class B Plan obligates the Class B shares to continue to make payments to AIM Distributors following termination of the Class B shares Distribution Agreement with respect to Class B shares sold by or attributable to the distribution efforts of AIM Distributors unless there has been a complete termination of the Class B Plan (as defined in such Plan) and (iii) the Class B Plan expressly authorizes AIM Distributors to assign, transfer or pledge its rights to payments pursuant to the Class B Plan.


                                 THE DISTRIBUTOR

         The Company has entered into distribution arrangements with AIM Distributors, P. O. Box 4739, Houston, Texas 77210-4739, a registered broker-dealer and a wholly owned subsidiary of AIM, to act as the distributor in the continuous offering of Class A, Class B and Class C shares of the Funds. Certain directors and officers of the Company are affiliated with AIM Distributors. A Master Distribution Agreement with AIM Distributors relating to the Class A and Class C shares of the Funds was approved by the Board of Directors on February 3, 2000. A Master Distribution Agreement with AIM Distributors relating to the Class B shares of the Funds was also approved by the Board of Directors on February 3, 2000. Both such Master Distribution Agreements are hereinafter collectively referred to as the "Distribution Agreements."

         The Distribution Agreements provide AIM Distributors with the exclusive right to distribute shares of the Funds directly and through institutions with whom AIM Distributors has entered into selected dealer agreements. Under the Distribution Agreement for the Class B shares, AIM Distributors sells Class B shares at net asset value subject to a contingent deferred sales charge established by AIM Distributors. AIM Distributors is authorized to advance to institutions through whom Class B shares are sold a sales commission under schedules established by AIM Distributors. The Distribution Agreement for the Class B shares provides that AIM Distributors (or its assignee or transferee) will receive 0.75% (of the total 1.00% payable under the distribution plan applicable to Class B shares) of the Fund's average daily net assets attributable to Class B shares attributable to the sales efforts of AIM Distributors.

         The Distribution Agreements provide that AIM Distributors will bear the expenses of printing from the final proof and distributing the Funds' prospectuses and statements of additional information relating to public offerings made by AIM Distributors pursuant to the Distribution Agreements (other than those prospectuses and statements of additional information distributed to existing shareholders of the Funds), and any promotional or sales literature used by AIM Distributors or furnished by AIM Distributors to dealers in connection with the public offering of the Funds' shares, including expenses of advertising in connection with such public offerings. AIM Distributors has not undertaken to sell any specified number of shares of any classes of the Funds.

         AIM Distributors expects to pay sales commissions from its own resources to dealers and institutions who sell Class B and Class C shares of the Funds at the time of such sales. Payments with respect to Class B shares will equal 4.0% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs. AIM Distributors anticipates that it will require a number of years to recoup from Class B Plan payments the sales commissions paid to dealers and institutions in connection with sales of Class B shares. In the future, if multiple distributors serve a Fund, each such distributor (or its assignee or transferee) would receive a share of the payments under the Class B Plan based on the portion of the Fund's Class B shares sold by or attributable to the distribution efforts of that distributor.

         AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. AIM Distributors will retain all payments received by it relating to Class C shares for the first year after they are purchased. The portion of the payments to AIM Distributors under the Class A and C Plan attributable to Class C shares which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of on-going sales commissions to dealers plus financing costs, if any. After the first full year, AIM Distributors will make such payments quarterly to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record.

         The Company (on behalf of any class of the Funds) or AIM Distributors may terminate the Distribution Agreements on sixty (60) days' written notice without penalty. The Distribution Agreements will terminate automatically in the event of their assignment. In the event the Class B shares Distribution Agreement is terminated, AIM Distributors would continue to receive payments of asset based distribution fees in respect of the outstanding Class B shares attributable to the distribution efforts of AIM Distributors; provided, however, that a complete termination of the Class B Plan (as defined in such Plan) would terminate all payments to AIM Distributors. Termination of the Class B Plan or Distribution Agreement does not affect the obligation of the Funds and their Class B shareholders to pay contingent deferred sales charges.

         From time to time, AIM Distributors may transfer and sell its right to payments under the Distribution Agreements relating to Class B shares in order to finance distribution expenditures in respect of Class B shares.

         The following chart reflects the total sales charges paid in connection with the sale of Class A shares of each Fund and the amount retained by AIM Distributors for the fiscal years ended October 31, 2000, 1999 and 1998:


                                          2000                               1999                                1998
                                          ----                               ----                                ----
                               Sales              Amount          Sales               Amount          Sales              Amount
                              Charges            Retained        Charges             Retained        Charges            Retained
                             ----------         ----------      ----------          ----------      ----------         ----------
Aggressive Growth Fund       $3,762,517         $  667,333      $1,335,400          $  267,534      $3,546,968         $  622,054
Asian Fund*                  $  403,908         $   64,327      $  251,652          $   43,007      $  180,148         $   27,913
Equity Fund                  $5,026,625         $  735,919      $2,227,910          $  446,482      $3,608,107         $  592,247
European Fund*               $2,672,361         $  432,931      $  870,792          $  143,067      $1,357,500         $  207,603
Growth Fund                  $3,448,542         $  619,969      $1,035,250          $  195,571      $1,200,898         $  208,115
Income Fund                  $  141,875         $   26,727      $  159,748          $   28,250      $  285,983         $   50,768

----------

*   Asian Fund and European Fund commenced operations November 3, 1997.

         The following chart reflects the contingent deferred sales charges paid by Class A, Class B and Class C shareholders and retained by AIM Distributors for the fiscal years ended October 31, 2000, 1999 and 1998 for Class A, Class B and Class C shares:



                                  2000              1999              1998
                                --------          --------          --------
Aggressive Growth Fund          $ 72,714          $101,594          $200,802
Asian Fund*                     $ 10,620          $240,319          $    496
Equity Fund                     $263,758          $157,129          $208,603
European Fund*                  $117,258          $ 50,219          $  7,299
Growth Fund                     $ 44,181          $ 24,812          $ 29,133
Income Fund                     $  6,061          $  3,743          $  9,510


*   Asian Fund and European Fund commenced operations November 3, 1997.

                      SALES CHARGES AND DEALER CONCESSIONS

         CATEGORY I. Certain AIM Funds are currently sold with a sales charge ranging from 5.50% to 2.00% of the offering price on purchases of less than $1,000,000. These AIM Funds include Class A shares of each of AIM Advisor Flex Fund, AIM Advisor International Value Fund, AIM Aggressive Growth Fund, AIM Asian Growth Fund, AIM Basic Value Fund, AIM Blue Chip Fund, AIM Capital Development Fund, AIM Charter Fund, AIM Constellation Fund, AIM Dent Demographic Trends Fund, AIM Emerging Growth Fund, AIM Euroland Growth Fund, AIM European Development Fund, AIM European Small Company Fund, AIM Global Utilities Fund, AIM International Emerging Growth Fund, AIM International Equity Fund, AIM Japan Growth Fund, AIM Large Cap Basic Value Fund, AIM Large Cap Growth Fund, AIM Large Cap Opportunities Fund, AIM Mid Cap Equity Fund, AIM Mid Cap Growth Fund, AIM Mid Cap Opportunities Fund, AIM New Technology Fund, AIM Select Growth Fund, AIM Small Cap Equity Fund, AIM Small Cap Growth Fund, AIM Small Cap Opportunities Fund, AIM Value Fund, AIM Value II Fund, AIM Weingarten Fund and AIM Worldwide Spectrum Fund.



                                                                                 Dealer
                                                                                Concession
                                                 Investor's Sales Charge        ----------
                                               -----------------------------      As a
                                                 As a              As a         Percentage
                                               Percentage       Percentage        of the
                                              of the Public     of the Net        Public
             Amount of Investment in           Offering           Amount         Offering
             Single Transaction(1)               Price           Invested          Price
             ---------------------            -------------     ----------      ----------
                 Less than $   25,000             5.50%            5.82%           4.75%
    $ 25,000 but less than $   50,000             5.25             5.54            4.50
    $ 50,000 but less than $  100,000             4.75             4.99            4.00
    $100,000 but less than $  250,000             3.75             3.90            3.00
    $250,000 but less than $  500,000             3.00             3.09            2.50
    $500,000 but less than $1,000,000             2.00             2.04            1.60

* AIM Small Cap Opportunities Fund will not accept any single purchase in excess of $250,000.

         CATEGORY II. Certain AIM Funds are currently sold with a sales charge ranging from 4.75% to 2.00% of the offering price on purchases of less than $1,000,000. These AIM Funds are: the Class A shares of each of AIM Advisor Real Estate Fund, AIM Balanced Fund, AIM Developing Markets Fund, AIM Global

Aggressive Growth Fund, AIM Global Consumer Products and Services Fund, AIM Global Financial Services Fund, AIM Global Growth Fund, AIM Global Health Care Fund, AIM Global Income Fund, AIM Global Infrastructure Fund, AIM Global Resources Fund, AIM Global Telecommunications and Technology Fund, AIM Global Trends Fund, AIM High Income Municipal Fund, AIM High Yield Fund, AIM High Yield Fund II, AIM Income Fund, AIM Intermediate Government Fund, AIM Latin American Growth Fund, AIM Municipal Bond Fund, AIM Strategic Income Fund and AIM Tax-Exempt Bond Fund of Connecticut.




                                                                                     Dealer
                                                                                   Concession
                                                     Investor's Sales Charge       ----------
                                                 -------------------------------      As a
                                                     As a             As a          Percentage
                                                  Percentage       Percentage         of the
                                                 of the Public     of the Net         Public
                 Amount of Investment in          Offering          Amount           Offering
                    Single Transaction              Price          Invested            Price
                 -----------------------         --------------   -----------       ----------
                      Less than $   50,000           4.75%           4.99%            4.00%
         $ 50,000 but less than $  100,000           4.00            4.17             3.25
         $100,000 but less than $  250,000           3.75            3.90             3.00
         $250,000 but less than $  500,000           2.50            2.56             2.00
         $500,000 but less than $1,000,000           2.00            2.04             1.60

         CATEGORY III. Certain AIM Funds are currently sold with a sales charge ranging from 1.00% to 0.50% of the offering price on purchases of less than $1,000,000. These AIM Funds are the Class A shares of each of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.



                                                                                          Dealer
                                                                                        Concession
                                                      Investor's Sales Charge           ----------
                                                  -------------------------------         As a
                                                       As a            As a            Percentage
                                                    Percentage       Percentage          of the
                                                  of the Public      of the Net           Public
                Amount of Investment In              Offering          Amount           Offering
                  Single Transaction                   Price          Invested            Price
                -----------------------           -------------      ----------        ----------
                      Less than $  100,000             1.00%            1.01%             0.75%
         $100,000 but less than $  250,000             0.75             0.76              0.50
         $250,000 but less than $1,000,000             0.50             0.50              0.40

         There is no sales charge on purchases of $1,000,000 or more of Category I, II or III funds; however, AIM Distributors may pay a dealer concession and/or advance a service fee on such transactions as set forth below.

         ALL GROUPS OF AIM FUNDS. AIM Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with AIM Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the Securities Act of 1933.

         In addition to, or instead of, amounts paid to dealers as a sales commission, AIM Distributors may, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentive to dealers. The total amount of such additional bonus payments or other consideration shall not exceed 0.25% of the public offering price of the shares sold or of average daily net assets of the AIM Fund attributable to that particular dealer. At the option of the dealer, such incentives may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and their families to places within or outside the United States. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the applicable AIM Fund's shares or the amount that any particular AIM Fund will receive as proceeds from such sales. Dealers may not use sales of the AIM Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.


         AIM Distributors may make payments to dealers and institutions who are dealers of record for purchases of $1 million or more of Class A shares (or shares which normally involve payment of initial sales charges), which are sold at net asset value and are subject to a contingent deferred sales charge, for all AIM Funds other than Class A shares of each of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund as follows: 1% of the first $2 million of such purchases, plus 0.80% of the next $1 million of such purchases, plus 0.50% of the next $17 million of such purchases, plus 0.25% of amounts in excess of $20 million of such purchases. AIM Distributors may make payments to dealers and institutions who are dealers of record for purchases of $1 million or more of Class A shares (or shares which normally involve payment of initial sales charges), and which are sold at net asset value and are not subject to a contingent deferred sales charge, in an amount up to 0.10% of such purchases of Class A shares of AIM Limited Maturity Treasury Fund, and in an amount up to 0.25% of such purchases of Class A shares of AIM Tax-Free Intermediate Fund.

         AIM Distributors may pay sales commissions to dealers and institutions who sell Class B shares of the AIM Funds at the time of such sales. Payments with respect to Class B shares will equal 4.00% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs.

         AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. AIM Distributors will retain all payments received by it relating to Class C shares for the first year after they are purchased. The portion of the payments to AIM Distributors under the Class A and C Plan attributable to Class C shares which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of on-going sales commissions to dealers plus financing costs, if any. After the first full year, AIM Distributors will make such payments quarterly to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. These commissions are not paid on sales to investors exempt from the CDSC, including shareholders of record of AIM Advisor Funds, Inc. on April 30, 1995, who purchase additional shares in any of the Funds on or after May 1, 1995, and in circumstances where AIM Distributors grants an exemption on particular transactions.

         Exchanges of AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares or Class C shares are considered sales of such Class B or Class C shares for purposes of the sales charges and dealer concessions discussed above.

         AIM Distributors may pay investment dealers or other financial service firms for share purchases (measured on an annual basis) of Class A Shares of all AIM Funds except AIM Limited Maturity Treasury Fund, AIM Tax-Free Intermediate Fund and AIM Tax-Exempt Cash Fund sold at net asset value to an employee benefit plan as follows: 1% of the first $2 million of such purchases, plus 0.80% of the next $1 million of such purchases, plus 0.50% of the next $17 million of such purchases, plus 0.25% of amounts in excess of $20 million of such purchases and up to 0.10% of the net asset value of any Class A shares of AIM

Limited Maturity Treasury Fund sold at net asset value to an employee benefit plan in accordance with this paragraph.


                       REDUCTIONS IN INITIAL SALES CHARGES

         Reductions in the initial sales charges shown in the sales charge tables (quantity discounts) apply to purchases of shares of the AIM Funds that are otherwise subject to an initial sales charge, provided that such purchases are made by a "purchaser" as hereinafter defined. Purchases of Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of the AIM Funds will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.

         The term "purchaser" means:

         o an individual and his or her spouse and children, including any trust established exclusively for the benefit of any such person; or a pension, profit-sharing, or other benefit plan established exclusively for the benefit of any such person, such as an IRA, Roth IRA, a single-participant money-purchase/profit-sharing plan or an individual participant in a 403(b) plan (unless such 403(b) plan qualifies as the purchaser as defined below);

         o a 403(b) plan, the employer/sponsor of which is an organization described under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), if:

                  a. the employer/sponsor must submit contributions for all participating employees in a single contribution transmittal (i.e., the Funds will not accept contributions submitted with respect to individual participants);

                  b. each transmittal must be accompanied by a single check or wire transfer; and

                  c. all new participants must be added to the 403(b) plan by submitting an application on behalf of each new participant with the contribution transmittal;

         o a trustee or fiduciary purchasing for a single trust, estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) and 457 plans, although more than one beneficiary or participant is involved;

         o a Simplified Employee Pension (SEP), Salary Reduction and other Elective Simplified Employee Pension account (SAR-SEP) or a Savings Incentive Match Plans for Employees IRA (SIMPLE
                  IRA), where the employer has notified the distributor in writing that all of its related employee SEP, SAR-SEP or SIMPLE IRA accounts should be linked; or

         o any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

         Investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. AIM Distributors reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing definition, to the reduced sales charge. No person or entity may distribute shares of the AIM Funds without payment of the applicable sales charge other than to persons or entities who qualify for a reduction in the sales charge as provided herein.

         1. LETTERS OF INTENT. A purchaser, as previously defined, may pay reduced initial sales charges by completing the appropriate section of the account application and by fulfilling a Letter of Intent ("LOI"). The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992. The LOI confirms such purchaser's intention as to the total investment to be made in shares of the AIM Funds (except for (i) Class A shares of AIM Tax-Exempt Cash Fund, and AIM Cash Reserve Shares of AIM Money Market Fund, (ii) Class B and Class C shares of the AIM Funds and (iii) shares of AIM Floating Rate Fund) within the following 13 consecutive months. By marking the LOI section on the account application and by signing the account application, the purchaser indicates that he understands and agrees to the terms of the LOI and is bound by the provisions described below.

         Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI, as described under "Sales Charges and Dealer Concessions." It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge. The offering price may be further reduced as described under "Rights of Accumulation" if the Transfer Agent is advised of all other accounts at the time of the investment. Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI. At any time during the 13-month period after meeting the original obligation, a purchaser may revise his intended investment amount upward by submitting a written and signed request. Such a revision will not change the original expiration date. By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the investor will pay the increased amount of sales charge as described below. Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period. The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI. Purchases made more than 90 days before signing an LOI will be applied toward completion of the LOI based on the value of the shares purchased calculated at the public offering price on the effective date of the LOI.

         To assure compliance with the provisions of the 1940 Act, out of the initial purchase (or subsequent purchases if necessary) the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released. If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, he irrevocably constitutes and appoints the Transfer Agent as his attorney to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

         If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he must give written notice to AIM Distributors. If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, a cancellation of the LOI will automatically be effected. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

         2. RIGHTS OF ACCUMULATION. A "purchaser," as previously defined, may also qualify for reduced initial sales charges based upon such purchaser's existing investment in shares of any of the AIM Funds (except for (i) Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund, (ii) Class B and Class C shares of the AIM Funds and (iii) shares of AIM Floating Rate Fund) at the time of the proposed purchase. Rights of Accumulation are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992. To determine whether or not a reduced initial sales charge applies to a proposed purchase, AIM Distributors takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the AIM Funds (except for (i) Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund, (ii) Class B and Class C shares of the AIM Funds and (iii) shares of AIM Floating Rate Fund) owned by such purchaser, calculated at their then current public offering price. If a purchaser so qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money then being invested by such purchaser and not just to the portion that exceeds the breakpoint above which a reduced sales charge applies. For example, if a purchaser already owns qualifying shares of any AIM Fund with a value of $20,000 and wishes to invest an additional $20,000 in a fund, with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint. To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish AFS with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.

         PURCHASES AT NET ASSET VALUE. Purchases of shares of any of the AIM Funds at net asset value (without payment of an initial sales charge) may be made in connection with: (a) the reinvestment of dividends and distributions from a fund; (b) exchanges of shares of certain funds; (c) use of the reinstatement privilege; or (d) a merger, consolidation or acquisition of assets of a fund.

         The following purchasers will not pay initial sales charges on purchases of Class A shares because there is a reduced sales effort involved in sales to these purchasers:

         o        AIM Management and its affiliates, or their clients;

         o Any current or retired officer, director or employee (and members of their immediate family) of AIM Management, its affiliates or The AIM Family of Funds--Registered Trademark--; and any foundation, trust or employee benefit plan established exclusively for the benefit of, or by, such persons;

         o Any current or retired officer, director, or employee (and members of their immediate family), of CIGNA Corporation or its affiliates, or of First Data Investor Services Group; and any deferred compensation plan for directors of investment companies sponsored by CIGNA Investments, Inc. or its affiliates;

         o Sales representatives and employees (and members of their immediate family) of selling group members or financial institutions that have arrangements with such selling group members;

         o        Purchases through approved fee-based programs;

         o Employee benefit plans designated as purchasers as defined above, and non-qualified plans offered in conjunction therewith, provided the initial investment in the plan(s) is at least $1 million; the sponsor signs a $1 million LOI; the employer-sponsored plan(s) has at least 100 eligible employees; or all plan transactions are executed through a single omnibus account per Fund and the financial institution or service organization has entered into the appropriate agreements with the distributor. Section 403(b) plans sponsored by public educational institutions are not eligible for a sales charge exception based on the aggregate investment made by the plan or the number of eligible employees. Purchases of AIM Small Cap Opportunities Fund by such plans are subject to initial sales charges;

         o Shareholders of record or discretionary advised clients of any investment advisor holding shares of AIM Weingarten Fund or AIM Constellation Fund on September 8, 1986, or of AIM Charter

                  Fund on November 17, 1986, who have continuously owned shares having a market value of at least $500 and who purchase additional shares of the same Fund;

         o Shareholders of record of Advisor Class shares of AIM International Growth Fund or AIM Worldwide Growth Fund on February 12, 1999 who have continuously owned shares of the AIM Funds;

         o Unitholders of G/SET series unit investment trusts investing proceeds from such trusts in shares of AIM Weingarten Fund or AIM Constellation Fund; provided, however, prior to the termination date of the trusts, a unitholder may invest proceeds from the redemption or repurchase of his units only when the investment in shares of AIM Weingarten Fund and AIM Constellation Fund is effected within 30 days of the redemption or repurchase;

         o A shareholder of a fund that merges or consolidates with an AIM Fund or that sells its assets to an AIM Fund in exchange for shares of an AIM Fund;

         o Shareholders of the GT Global funds as of April 30, 1987 who since that date continually have owned shares of one or more of these funds;

         o Certain former AMA Investment Advisers' shareholders who became shareholders of the AIM Global Health Care Fund in October 1989, and who have continuously held shares in the GT Global funds since that time;

         o Shareholders of record of Advisor Class shares of an AIM Fund on February 11, 2000 who have continuously owned shares of that AIM Fund, and who purchase additional shares of that AIM Fund;

         o Qualified State Tuition Programs created and maintained in accordance with Section 529 of the U.S. Internal Revenue Code of 1986, as amended; or

         o Participants in select brokerage programs for defined contribution plans and rollover IRAs who purchase shares through an electronic brokerage platform offered by entities with which AIM Distributors has entered into a written agreement.

         As used above, immediate family includes an individual and his or her spouse, children, parents and parents of spouse.


                   CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS

         Former GT Global funds Class A shares that are subject to a contingent deferred sales charge and that were purchased before June 1, 1998 are entitled to the following waivers from the contingent deferred sales charge otherwise due upon redemption: (1) minimum required distributions made in connection with an IRA, Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age 70 1/2; (2) total or partial redemptions resulting from a distribution following retirement in the case of a tax-qualified employer-sponsored retirement plan; (3) when a redemption results from a tax-free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code or from the death or disability of the employee; (4) redemptions pursuant to a Fund's right to liquidate a shareholder's account involuntarily; (5) redemptions pursuant to distributions from a tax-qualified employer-sponsored retirement plan, which is invested in the former GT Global funds, which are permitted to be made without penalty pursuant to the Code, other than tax-free rollovers or transfers of assets, and the proceeds of which are reinvested in the former GT Global funds; (6) redemptions made in connection with participant-directed exchanges between options in an employer-sponsored benefit plan; (7) redemptions made for the purpose of providing cash to fund a loan to a participant in a tax-qualified retirement plan; (8) redemptions made in connection with a distribution from any retirement plan or account that is permitted in accordance with the provisions of Section 72(t)(2) of the Code, and the regulations promulgated thereunder; (9) redemptions made in connection with a distribution from any retirement plan or account that involves the return of an excess deferral amount pursuant to Section 401(k)(8) or Section 402(g)(2) of the Code; (10) redemptions made in connection with a distribution from a qualified profit-sharing or stock bonus plan described in Section 401(k) of the Code to a participant or beneficiary under Section 401(k)(2)(B)(IV) of the Code upon hardship of the covered employee (determined pursuant to Treasury Regulation Section 1.401(k)-1(d)(2)); and (11) redemptions made by or for the benefit of certain states, counties or cities, or any instrumentalities, departments or authorities thereof where such entities are prohibited or limited by applicable law from paying a sales charge or commission.

         Former GT Global funds Class B shares purchased before June 1, 1998 are subject to the following waivers from the contingent deferred sales charge otherwise due upon redemption in addition to the waivers provided for redemptions of currently issued Class B shares as described in a Prospectus: (1) total or partial redemptions resulting from a distribution following retirement in the case of a tax-qualified employer-sponsored retirement; (2) minimum required distributions made in connection with an IRA, Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age 70 1/2; (3) redemptions pursuant to distributions from a tax-qualified employer-sponsored retirement plan, which is invested in the former GT Global funds, which are permitted to be made without penalty pursuant to the Code, other than tax-free rollovers or transfers of assets, and the proceeds of which are reinvested in the former GT Global funds; (4) redemptions made in connection with participant-directed exchanges between options in an employer-sponsored benefit plan; (5) redemptions made for the purpose of providing cash to fund a loan to a participant in a tax-qualified retirement plan; (6) redemptions made in connection with a distribution from any retirement plan or account that is permitted in accordance with the provisions of Section 72(t)(2) of the Code, and the regulations promulgated thereunder; (7) redemptions made in connection with a distribution from a qualified profit-sharing or stock bonus plan described in Section 401(k) of the Code to a participant or beneficiary under Section 401(k)(2)(B)(IV) of the Code upon hardship of the covered employee (determined pursuant to Treasury Regulation
Section 1.401(k)-1(d)(2)); and (8) redemptions made by or for the benefit of certain states, counties or cities, or any instrumentalities, departments or authorities thereof where such entities are prohibited or limited by applicable law from paying a sales charge or commission.

         CDSCs will not apply to the following:

         o Additional purchases of Class C shares of AIM Advisor Flex Fund, AIM Advisor International Value Fund and AIM Advisor Real Estate Fund by shareholders of record on April 30, 1995, of these Funds, except that shareholders whose broker-dealers maintain a single omnibus account with AFS on behalf of those shareholders, perform sub-accounting functions with respect to those shareholders, and are unable to segregate shareholders of record prior to April 30, 1995, from shareholders whose accounts were opened after that date will be subject to a CDSC on all purchases made after March 1, 1996;

         o        Redemptions following the death or post-purchase disability of
                  (1) any registered shareholders on an account or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;

         o        Certain distributions from individual retirement accounts,
                  Section 403(b) retirement plans, Section 457 deferred compensation plans and Section 401 qualified plans, where redemptions result from (i) required minimum distributions to plan participants or beneficiaries who are age 70-1/2 or older, and only with respect to that portion of such distributions that does not exceed 12% annually of the participant's or beneficiary's account value in a particular AIM Fund; (ii) in kind transfers of assets where the participant or beneficiary notifies the distributor of the transfer no later than the time the transfer occurs; (iii) tax-free rollovers or transfers of assets to another plan of the type described above invested in Class B or Class C shares of one or more of the AIM

                  Funds; (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and (v) distributions on the death or disability (as defined in the Internal Revenue Code of 1986, as amended) of the participant or beneficiary;

         o Amounts from a Systematic Withdrawal Plan of up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established, provided the investor reinvests his dividends;

         o Liquidation by the Fund when the account value falls below the minimum required account size of $500;

         o        Investment account(s) of AIM; and

         o Class C shares where the investor's dealer of record notifies the distributor prior to the time of investment that the dealer waives the payment otherwise payable to him.

         Upon the redemption of shares of funds in sales charge Categories I and II (see "Sales Charges and Dealer Concessions") purchased in amounts of $1 million or more, no CDSC will be applied in the following situations:

         o        Shares held more than 18 months;

         o Redemptions from employee benefit plans designated as qualified purchasers, as defined above, where the redemptions are in connection with employee terminations or withdrawals, provided the total amount invested in the plan is at least $1,000,000; the sponsor signs a $1 million LOI; or the employer-sponsored plan has at least 100 eligible employees; provided, however, that 403(b) plans sponsored by public educational institutions shall qualify for the CDSC waiver on the basis of the value of each plan participant's aggregate investment in the AIM Funds, and not on the aggregate investment made by the plan or on the number of eligible employees;

         o        Private foundations or endowment funds;

         o Redemption of shares by the investor where the investor's dealer waives the amounts otherwise payable to it by the distributor and notifies the distributor prior to the time of investment; and

         o Shares acquired by exchange from Class A shares of funds in sales charge Categories I and II unless the shares acquired by exchange are redeemed within 18 months of the original purchase of the Class A shares.


                        HOW TO PURCHASE AND REDEEM SHARES

         A complete description of the manner by which shares of each Fund may be purchased appears in the Prospectus under the heading "Purchasing Shares."

         The sales charge normally deducted on purchases of Class A shares of each Fund is used to compensate AIM Distributors and participating dealers for their expenses incurred in connection with the distribution of the Fund's Class A shares. Since there is little expense associated with unsolicited orders placed directly with AIM Distributors by persons who, because of their relationship with the Funds or with AIM and its affiliates, are familiar with the Funds, or whose programs for purchase involve little expense (e.g., because of the size of the transaction and shareholder records required), AIM Distributors believes that it is appropriate and in the Funds' best interest that such persons, and certain other persons whose purchases result in relatively low expenses of distribution, be permitted to purchase Class A shares of the Funds through AIM Distributors without payment of a sales charge. The persons who may purchase Class A shares of the Funds without a sales charge are under the caption "Reduction in Initial Sales Charges - Purchases at Net Asset Value." You may also be charged a transaction or other fee by the financial institution managing your account.

         Complete information concerning the method of exchanging shares of the Funds for shares of the other AIM Funds is set forth in each Prospectus under the heading "Exchanging Shares."

         Information concerning redemption of the Funds' shares is set forth in the Prospectus under the heading "Redeeming Shares - How to Redeem Shares." Shares of the AIM Funds may be redeemed directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. In addition to the Funds' obligation to redeem shares, AIM Distributors may also repurchase shares as an accommodation to shareholders. To effect a repurchase, those dealers who have executed Selected Dealer Agreements with AIM Distributors must phone orders to the order desk of the Fund (Telephone: (800) 959-4246) and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value per share of a Fund next determined after the repurchase order is received. Such arrangement is subject to timely receipt by AFS, the Funds' transfer agent, of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by the Funds or by AIM Distributors (other than any applicable CDSC) when shares are redeemed or repurchased, dealers may charge a fair service fee for handling the transaction. AIM may redeem all shares of Aggressive Growth Fund, Asian Fund, European Fund, Equity Fund and Growth Fund in cash.

         The right of redemption may be suspended or the date of payment postponed when (a) trading on the New York Stock Exchange ("the NYSE") is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of a Fund not reasonably practicable.

BACKUP WITHHOLDING

         Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a completed Internal Revenue Service ("IRS") Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will generally be subject to backup withholding.

         Each AIM Fund, and other payers, must, according to IRS regulations, withhold 31% of redemption payments and reportable dividends (whether paid or accrued) in the case of any shareholder who fails to provide the Fund with a taxpayer identification number ("TIN") and a certification that he is not subject to backup withholding.

         An investor is subject to backup withholding if:

         (1)      the investor fails to furnish a correct TIN to the Fund, or

         (2) the IRS notifies the Fund that the investor furnished an incorrect TIN, or

         (3) the investor or the Fund is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only), or

         (4) the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only), or

         (5) the investor does not certify his TIN. This applies only to non-exempt mutual fund accounts opened after 1983.

         Interest and dividend payments are subject to backup withholding in all five situations discussed above. Redemption proceeds and long-term distributions are subject to backup withholding only if (1) (2) or (5) above applies.

         Certain payees and payments are exempt from backup withholding and information reporting. A complete listing of such exempt entities appears in the Instructions for the Requester of Form W-9 (which can be obtained from the IRS) and includes, among others, the following:

         o        a corporation

         o an organization exempt from tax under Section 501(a), an individual retirement plan (IRA), or a custodial account under
                  Section 403(b)(7)

         o        the United States or any of its agencies or instrumentalities

         o a state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities

         o a foreign government or any of its political subdivisions, agencies or instrumentalities

         o an international organization or any of its agencies or instrumentalities

         o        a foreign central bank of issue

         o a dealer in securities or commodities required to register in the U.S. or a possession of the U.S.

         o a futures commission merchant registered with the Commodity Futures Trading Commission

         o        a real estate investment trust

         o an entity registered at all times during the tax year under the 1940 Act

         o        a common trust fund operated by a bank under Section 584(a)

         o        a financial institution

         o a middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List

         o        a trust exempt from tax under Section 664 or described in
                  Section 4947

         Investors should contact the IRS if they have any questions concerning entitlement to an exemption from backup withholding.

NOTE: Section references are to sections of the Code.

         IRS PENALTIES--Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.

         NONRESIDENT ALIENS -- Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 remains in effect for three calendar years beginning with the calendar year in which it is received by the Fund. Such shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and distributions and return of capital distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.


                          NET ASSET VALUE DETERMINATION

         In accordance with the current rules and regulations of the SEC, the net asset value of a share of each Fund is determined once daily as of the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern Time), on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern Time) on a particular day, the net asset value of a Fund share is determined as of the close of trading on the NYSE on such day. For purposes of determining net asset value per share, futures and options contract closing prices which are available fifteen (15) minutes after the close of the customary trading session of the NYSE will generally be used. The net asset values per share of the Classes will differ because different expenses are attributable to each class. The income or loss and the expenses (except those listed below) of a Fund are allocated to each class on the basis of the net assets of the Fund allocable to each such class, calculated as of the close of business on the previous business day, as adjusted for the current day's shareholder activity of each class. Distribution and service fees and transfer agency fees (to the extent different rates are charged to different classes) are allocated only to the class to which such expenses relate. The net asset value per share of a class is determined by subtracting the liabilities (e.g., the expenses) of the Fund allocated to the class from the assets of the Fund allocated to the class and dividing the result by the total number of shares outstanding of such class. Determination of each Fund's net asset value per share is made in accordance with generally accepted accounting principles.

         A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the closing bid price on that day, prior to the determination of net asset value. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market system) is valued on the basis of prices provided by independent pricing services. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date, or lacking a last sale, at the closing bid price on that day; option contracts are valued at the mean between the closing bid and asked prices on the exchange where the contracts are principally traded; futures contracts are valued at final settlement price quotations from the primary exchange on which they are traded. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as dividend rate, yield, type of issue, coupon rate and maturity date. Securities for which market quotations are not readily available or for which market quotations are not reflective of fair value are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having sixty (60) days or less to maturity are valued at amortized cost, which approximates market value. (See also "Purchasing Shares-- How to Purchase Shares," and "Redeeming Shares--How to Redeem Shares" and "Pricing of Shares" in each Prospectus.)

         Generally, trading in foreign securities, as well as corporate bonds, U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of a Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.

         Fund securities primarily traded in foreign markets may be traded in such markets on days which are not business days of the Fund. Because the net asset value per share of each Fund is determined only on business days of the Fund, the net asset value per share of a Fund may be significantly affected on days when an investor can not exchange or redeem shares of the Fund.


                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

          Income dividends and capital gains distributions are automatically reinvested in additional shares of the same class of each Fund unless the shareholder has requested in writing to receive such dividends and distributions in cash or that they be invested in shares of another AIM Fund, subject to the terms and conditions set forth in each Prospectus under the caption "Special Plans - Automatic Investment Plan," and "Special Plans-Automatic Dividend Investment." If a shareholder's account does not have any shares in it on a dividend or capital gains distribution payment date, the dividend or distribution will be paid in cash whether or not the shareholder has elected to have such dividends or distributions reinvested.

TAX MATTERS

          The following is only a summary of certain additional tax considerations generally affecting each Fund and its shareholders that are not described in each Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in each Fund's Prospectus is not intended as a substitute for careful tax planning.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

         Each Fund intends to qualify each year as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for tax treatment as a regulated investment company under the Code, each Fund is required, among other things, to derive at least 90% of its gross income in each taxable year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts derived with respect to the Fund's business of investing in such stock, securities or currencies) (the "Income Requirement"). Foreign currency gains (including gains from options, futures or forward contracts on foreign currencies) that are not "directly related" to a Fund's principal business may, under regulations not yet issued, not be qualifying income for purposes of the Income Requirement.

          At the close of each quarter of its taxable year, at least 50% of the value of each Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses (the "Asset Diversification Test"). For purposes of the Asset Diversification Test, it is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related


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

options. It has been suggested that the issuer in each case may be the foreign central bank or foreign government backing the particular currency. Consequently, a Fund may find it necessary to seek a ruling from the Internal Revenue Service on this issue or to curtail its trading in forward foreign currency exchange contracts in order to stay within the limits of the Asset Diversification Test.

          If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions will be eligible for the dividends received deduction in the case of corporate shareholders.

FUND DISTRIBUTIONS

         Under the Code, each Fund is exempt from U.S. federal income tax on its net investment income and realized capital gains which it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (net investment income, net foreign currency ordinary gain or loss and the excess of net short-term capital gain over net long-term capital loss) and its net exempt-interest income for the year. Distributions of investment company taxable income will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in shares.

          Each Fund also intends to distribute to shareholders substantially all of the excess of its net long-term capital gain over net short-term capital loss as a capital gain dividend. Capital gain dividends are taxable to shareholders as a long-term capital gain, regardless of the length of time a shareholder has held his shares.

          Legislation enacted in 1997 lowers the maximum capital gain tax rate from 20% to 18% with respect to certain assets (including readily tradable stock) which are held for five years and for which the holding period begins after December 31, 2000. In connection with this new legislation, a Fund may make an election to treat any readily tradable stock it holds on January 1, 2001 as being sold on January 2, 2001 at its closing market price on that date and reacquired on that date for the same amount. If a Fund makes this election, it will recognize any gain, but not loss, on the deemed sale, which may cause a Fund to increase the amount of distributions that the Fund would make for its taxable year that includes January 2, 2001. The Funds have not yet determined whether they will make this election with respect to any shares in their respective portfolios.

          Treasury regulations permit a regulated investment company, in determining its investment company taxable income and undistributed net capital gain for any taxable year, to elect to treat all or part of any net capital loss, any net long-term capital loss, or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

          A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute in each calendar year an amount equal to 98% of their ordinary taxable income for the calendar year plus 98% of their "capital gain net income" (excess of capital gains over capital losses) for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

          For purposes of the excise tax, a regulated investment company shall
(1) offset a net ordinary loss (but not below the net capital gain) for any calendar year in determining its capital gain net income for the one-year period ending on October 31 of such calendar year and (2) exclude foreign currency gains and losses incurred after October 31 of any year in determining the amount of ordinary taxable income for the current calendar year (and, instead, to include such gains and losses in determining ordinary taxable income for the succeeding calendar year). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax.

INVESTMENT IN FOREIGN FINANCIAL INSTRUMENTS

         Under Code Section 988, gains or losses from certain foreign currency forward contracts or fluctuations in exchange rates will generally be treated as ordinary income or loss. Such Code Section 988 gains or losses will increase or decrease the amount of a Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if Code
Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to pay any ordinary income dividends, and any such dividends paid before the losses were realized, but in the same taxable year, would be recharacterized as a return of capital to shareholders, thereby reducing the tax basis of Fund shares.

HEDGING TRANSACTIONS

         Some of the forward foreign currency exchange contracts, options and futures contracts that the Funds may enter into will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts that are held at year end are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term (taxable at a maximum 20% to non-corporate shareholders) and 40% short-term gain or loss. However, in the case of Section 1256 contracts that are forward foreign currency exchange contracts, the net gain or loss is separately determined and (as discussed above) can be treated as ordinary income or loss.

          The Funds may engage in certain hedging transactions (such as short sales "against the box") that may be subject to special tax treatment as "constructive sales" under Section 1259 of the Code if a Fund holds certain "appreciated financial positions" (defined generally as any interest (including a future or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interest if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value.) Upon entering into a constructive sales transaction with respect to an appreciated financial position, a Fund will be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned or otherwise terminated at its fair market value on the date of such constructive sale (and will generally take into account any gain in the taxable year which includes such date).

          Other hedging transactions in which the Funds may engage may result in "straddles" or "conversion transactions" for U.S. federal income tax purposes. The straddle and conversion transaction rules may affect the character of gains (or in the case of the straddle rules, losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules and the conversion transaction rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds (and, if they are conversion transactions, the amount of ordinary income) which is taxed as ordinary income when distributed to shareholders.

          Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

          Because application of any of the foregoing rules governing Section 1256 contracts, constructive sales, straddle and conversion transactions may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected investment or straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such transactions.

PFIC INVESTMENTS

          Each Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock. The Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

          Each Fund may elect alternative tax treatment with respect to PFIC stock. Under one such election (the "QEF Election"), a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. Because the QEF Election imposes substantial requirements on the PFIC, it is unlikely that a fund will be able to make the QEF Election. Alternatively, each Fund may make an election to mark any shares of PFIC stock that it holds to market (the "Section 1296 Election"). If the Section 1296 election is made with respect to any PFIC stock, a Fund will recognize ordinary income to the extent that the fair market value of such PFIC stock at the close of any taxable year exceeds its adjusted basis and will also recognize ordinary income in the event that it disposes of any shares of such PFIC stock at a gain. In each case, such ordinary income will be treated as dividend income for purposes of the Income Requirement. A Fund making the Section 1296 Election with respect to any PFIC stock will similarly recognize a deductible ordinary loss to the extent that the adjusted basis of such PFIC stock exceeds its fair market value at the close of any taxable year and will also recognize a deductible ordinary loss in the event that it disposes of such PFIC stock at a loss. However, the amount of any ordinary loss recognized by a Fund making a Section 1296 Election with respect to any PFIC stock may not exceed the amount of ordinary income previously recognized by such Fund by reason of marking such PFIC stock to market. Any loss in excess of previously recognized income will be treated as a short term loss. If either the QEF Election or the Section 1296 Election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. The Funds' intentions to qualify annually as regulated investment companies may limit their ability to invest and hold PFIC stock.

          Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject the Funds themselves to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gains, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.


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
REDEMPTION OR EXCHANGE OF SHARES

          Upon a redemption or exchange of shares, a shareholder will recognize a taxable gain or loss depending upon his or her basis in the shares. Unless the shares are disposed of as part of a conversion transaction, such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's holding period for the shares. Except to the extent otherwise provided in future Treasury regulations any long-term capital gain recognized by a non-corporate shareholder will be subject to tax at a maximum rate of 20%. Any loss recognized by a shareholder on the sale of Fund shares held six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

          If a shareholder exercises the exchange privilege within 90 days of acquiring Class A shares, then the loss such shareholder recognizes on the exchange will be reduced (or the gain increased) to the extent the sales charge paid upon the purchase of Class A shares reduces any charge such shareholder would have owed upon purchase of the new Class A shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new Class A shares. In addition, any loss recognized on a sale or exchange will be disallowed to the extent that disposed Class A shares, Class B shares or Class C shares are replaced within the 61-day period beginning 30 days before and ending 30 days after the disposition of such shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Shareholders should particularly note that this loss disallowance rule applies even where shares are automatically replaced under the dividend reinvestment plan.

FOREIGN INCOME TAXES

          Investment income received by each Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Funds to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known.

          If more than 50% of the value of a Fund's total assets at the close of each taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund (the "Foreign Tax Election"). Pursuant to the Foreign Tax Election, shareholders will be required (i) to include in gross income, even though not actually received, their respective pro-rata shares of the foreign income taxes paid by the Fund that are attributable to any distributions they receive; and (ii) either to deduct their pro-rata share of foreign taxes in computing their taxable income, or to use it (subject to various Code limitations) as a foreign tax credit against Federal income tax (but not both). No deduction for foreign taxes may be claimed by a non-corporate shareholder who does not itemize deductions or who is subject to alternative minimum tax.

          Unless certain requirements are met, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to the shareholder's foreign source taxable income. In determining the source and character of distributions received from a Fund for this purpose, shareholders will be required to allocate Fund distributions according to the source of the income realized by the Fund. Each Fund's gains from the sale of stock and securities and certain currency fluctuation gains and losses will generally be treated as derived from U.S. sources. In addition, the limitation on the foreign tax credit is applied separately to foreign source "passive" income, such as dividend income. Moreover, no foreign tax credits will be allowable to any shareholder who has not held his shares of the Fund for at least 16 days during the 30-day period beginning 15 days before the day such shares become ex-dividend with respect to any Fund distribution to which foreign income taxes are attributed (taking into account certain holding period reduction requirements of the Code). Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by a Fund.

BACKUP WITHHOLDING

          Under certain provisions of the Code, the Funds may be required to withhold 31% of reportable dividends, capital gains distributions and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. When establishing an account, an investor must provide his or her taxpayer identification number and certify under penalty of perjury that such number is correct and that he or she is not otherwise subject to backup withholding. Corporate shareholders and other shareholders specified in the Code are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

REINSTATEMENT PRIVILEGE

         For federal income tax purposes, exercise of your reinstatement privilege may increase the amount of gain or reduce the amount of loss recognized in the original redemption transaction, if the initial sales charge is not taken into account in determining such gain or loss to the extent there has been a reduction in the initial sales charge payable upon reinvestment. Wash sale rules may also limit the amount of loss recognized.

FOREIGN SHAREHOLDERS

         Dividends from a Fund's investment company taxable income and distributions constituting returns of capital paid to a nonresident alien individual, a foreign trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") generally will be subject to U.S. withholding tax at a rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from the Fund's election to treat any foreign income taxes paid by it as paid by its shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign taxes treated as having been paid by them.

          A foreign shareholder generally will not be subject to U.S. taxation on gain realized upon the redemption or exchange of shares of a Fund or on capital gain dividends. In the case of a foreign shareholder who is a nonresident alien individual, however, gain realized upon the sale or redemption of shares of a Fund and capital gain dividends ordinarily will be subject to U.S. income tax if such individual is physically present in the U.S. for 183 days or more during the taxable year and certain other conditions are met. In the case of a foreign shareholder who is a nonresident alien individual, the Funds may be required to withhold U.S. federal income tax at a rate of 31% unless proper notification of such shareholder's foreign status is provided.

          Notwithstanding the foregoing, if distributions by the Funds are effectively connected with a U.S. trade or business of a foreign shareholder, then dividends from such Fund's investment company taxable income, capital gains, and any gains realized upon the sale of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

          Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exception applies. In the absence of a treaty, there is a $13,000 statutory estate tax credit.

          The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in any of the Funds.

MISCELLANEOUS CONSIDERATIONS; EFFECT OF FUTURE LEGISLATION

         The foregoing general discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on March 1, 2001. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

          Rules of state and local taxation of dividend and capital gain distributions from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other U.S. state and local tax rules affecting investments in the Funds.


                             SHAREHOLDER INFORMATION

         This information supplements the discussion in each Fund's Prospectus under the title "Shareholder Information."

         TIMING OF PURCHASE ORDERS. It is the responsibility of the dealer to ensure that all orders are transmitted on a timely basis to the Transfer Agent. Any loss resulting from the dealer's failure to submit an order within the prescribed time frame will be borne by that dealer. If a check used to purchase shares does not clear, or if any investment order must be canceled due to nonpayment, the investor will be responsible for any resulting loss to an AIM Fund or to AIM Distributors.

         SHARES CERTIFICATES. The Company will issue share certificates upon written request to AFS. Otherwise, shares are held on the shareholder's behalf and recorded on the Fund's books. The Company will not issue certificates for shares held in prototype retirement plans.

         SYSTEMATIC WITHDRAWAL PLAN. Under a Systematic Withdrawal Plan, all shares are to be held by the Transfer Agent and all dividends and distributions are reinvested in shares of the applicable AIM Fund by the Transfer Agent. To provide funds for payments made under the Systematic Withdrawal Plan, the Transfer Agent redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.

         Payments under a Systematic Withdrawal Plan constitute taxable events. Since such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Because sales charges are imposed on additional purchases of shares (other than Class B or Class C Shares of the AIM Funds and AIM Cash Reserve Shares of AIM Money Market Fund), it is disadvantageous to effect such purchases while a Systematic Withdrawal Plan is in effect.

         Each AIM Fund bears its share of the cost of operating the Systematic Withdrawal Plan.

         TERMS AND CONDITIONS OF EXCHANGES. Normally, shares of an AIM Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that a fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into a fund paying daily dividends, and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange.

         EXCHANGES BY TELEPHONE. AIM Distributors has made arrangements with certain dealers and investment advisory firms to accept telephone instructions to exchange shares between any of the AIM Funds. AIM Distributors reserves the right to impose conditions on dealers or investment advisors who make telephone exchanges of shares of the funds, including the condition that any such dealer or investment advisor enter into an agreement (which contains additional conditions with respect to exchanges of shares) with AIM Distributors. To exchange shares by telephone, a shareholder, dealer or investment advisor who has satisfied the foregoing conditions must call AFS at (800) 959-4246. If a shareholder is unable to reach AFS by telephone, he may also request exchanges by telegraph or use overnight courier services to expedite exchanges by mail, which will be effective on the business day received by the Transfer Agent as long as such request is received prior to the close of the customary trading session of the NYSE. The Transfer Agent and AIM Distributors may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.

         By signing an account application form, an investor appoints the Transfer Agent as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by the Transfer Agent in the designated account(s), or in any other account with any of the AIM Funds, present or future, which has the identical registration as the designated account(s), with full power of substitution in the premises. The Transfer Agent and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the AIM Funds, provided that such fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that the Transfer Agent and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. The Transfer Agent reserves the right to modify or terminate the telephone exchange privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor.

         REDEMPTIONS BY TELEPHONE. By signing an account application form, an investor appoints the Transfer Agent as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by the Transfer Agent in the designated account(s), present or future, with full power of substitution in the premises. The Transfer Agent and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption. An investor acknowledges by signing the form that he understands and agrees that the Transfer Agent and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone redemption requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. The Transfer Agent reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone redemption privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any redemptions must be effected in writing by the investor.

         SIGNATURE GUARANTEES. In addition to those circumstances listed in the "Shareholder Information" section of each Fund's Prospectus, signature guarantees are required in the following situations: (1) requests to transfer the registration of shares to another owner; (2) telephone exchange and telephone redemption authorization forms; (3) changes in previously designated wiring or electronic funds transfer instructions; and (4) written redemptions or exchanges of shares previously reported as lost, whether or not the redemption amount is under $50,000 or the proceeds are to be sent to the address of record. The AIM Funds may waive or modify any signature guarantee requirements at any time.

         Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the SEC, and further provided that such guarantor institution is listed in one of the reference guides contained in the Transfer Agent's current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. The Transfer Agent will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution," an investor should contact the Client Services Department of AFS.

         TRANSACTIONS BY INTERNET. An investor may effect transactions in his account through the Internet by selecting the AIM Internet Connect option on his completed account application form or completing an AIM Internet Connect Authorization Form. By signing either form the investor acknowledges and agrees that the Transfer Agent and AIM Distributors will not be liable for any loss, expense or cost arising out of any internet transaction effected in accordance with the instructions set forth in the forms if they reasonably believe such request to be genuine. Procedures for verification of internet transactions include requests for confirmation of the shareholder's personal identification number and mailing of confirmations promptly after the transactions. The investor also acknowledges that (1) if he no longer wants the AIM Internet Contract option, he will notify the Transfer Agent in writing, and (2) the AIM Internet Connect option may be terminated at any time by the AIM Funds.

         DIVIDENDS AND DISTRIBUTIONS. In determining the amount of capital gains, if any, available for distribution, net capital gains are offset against available net capital losses, if any, carried forward from previous fiscal periods.

         For funds that do not declare a dividend daily, such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. For funds that declare a dividend daily, such dividends and distributions will be reinvested at the net asset value per share determined on the payable date.

         Dividends on Class B and Class C shares are expected to be lower than those for Class A shares or AIM Cash Reserve Shares because of higher distribution fees paid by Class B and Class C shares. Dividends on all shares may also be affected by other class-specific expenses.

         Changes in the form of dividend and distribution payments may be made by the shareholder at any time by notice to the Transfer Agent and are effective as to any subsequent payment if such notice is received by the Transfer Agent prior to the record date of such payment. Any dividend and distribution election remains in effect until the Transfer Agent receives a revised written election by the shareholder.

         Any dividend or distribution paid by a fund which does not declare dividends daily has the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes.


                            MISCELLANEOUS INFORMATION

CHANGES FOR CERTAIN ACCOUNT INFORMATION

         The Transfer Agent may impose certain copying changes for requests for copies of shareholder account statements and other historical account information older than the current year and the immediately preceding year.

AUDIT REPORTS

         The Board of Directors will issue to shareholders semi-annually the Funds' financial statements. Financial statements, audited by independent auditors, will be issued annually. Due to an investment in another AIM Fund, which KPMG LLP represented to the AIM Fund was inadvertent, and new SEC rules regarding auditor independence, KPMG LLP resigned as independent public accountants for the Company. The Board of Directors of the Company has selected PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110 as the independent public accountants to audit the financial statements of the Funds.

LEGAL MATTERS

         Legal matters for the Company are passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, Pennsylvania 19103.

CUSTODIAN AND TRANSFER AGENT

         State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of the Funds. Under its contract with the Company relating to each Fund, the Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by each Fund to be held in its offices outside the United States and with certain foreign banks and securities depositories. The Custodian attends to the collection of principal and income, pays and collects all monies for securities bought and sold by each Fund, and performs certain other ministerial duties. AFS, a wholly owned subsidiary of AIM, P.O. Box 4739, Houston, Texas 77210-4739, is the transfer and dividend disbursing agent for the Class A, Class B and Class C shares of each of the Funds. Each Fund pays the Custodian and the Transfer Agent such compensation as may be agreed upon from time to time.

          Chase Bank of Texas, N.A. (formerly, Texas Commerce Bank National Association), 712 Main, Houston, Texas 77002, serves as Sub-Custodian for retail purchases of the AIM Funds.

PRINCIPAL HOLDERS OF SECURITIES

         To the best knowledge of the Company, the names and addresses of the holders of 5% or more of the outstanding shares of each class of each of the Company's portfolios as of February 5, 2001, and the amount of outstanding shares held by such holders, are set forth below:

                                                                           Percent            Percent Owned
                                 Name and Address                         Owned of            of Record and
Fund                             of Record Owner                        Record Only*          Beneficially
----                             ---------------                        ------------          -------------
AIM International
Equity Fund -
    Class A shares                 Merrill Lynch, Pierce,                   36.13%**                 -0-
                                   Fenner & Smith
                                   FBO The Sole Benefit
                                    of Customers
                                   Fund Administration
                                   4800 Deer Lake Dr. East
                                    2nd Floor
                                   Jacksonville, FL 32246

    Class B shares                 Merrill Lynch, Pierce,                   31.71%**                 -0-
                                   Fenner & Smith
                                   FBO The Sole Benefit
                                    of Customers
                                   Fund Administration
                                   4800 Deer Lake Dr. East
                                    2nd Floor
                                   Jacksonville, FL 32246

    Class C shares                 Merrill Lynch, Pierce,                   51.13%**                 -0-
                                   Fenner & Smith
                                   FBO The Sole Benefit
                                    of Customers
                                   Fund Administration
                                   4800 Deer Lake Dr. East
                                    2nd Floor
                                   Jacksonville, FL 32246

AIM Global Aggressive
Growth Fund -
     Class A shares                Merrill Lynch, Pierce                    10.78%                   -0-
                                   Fenner & Smith
                                   FBO The Sole Benefit
                                    of Customers
                                   Fund Administration
                                   4800 Deer Lake Dr. East
                                    2nd Floor
                                   Jacksonville, FL 32246


----------
* The Company has no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

** A shareholder who holds 25% or more of the outstanding shares of a Fund may be presumed to be in "control" of such Fund, as defined in the 1940 Act.

                                                                           Percent             Percent Owned
                                   Name and Address                        Owned of            of Record and
Fund                               of Record Owner                       Record Only*          Beneficially
----                               ---------------                       ------------          -------------
    Class B shares                 Merrill Lynch, Pierce,                   21.02%                 -0-
                                   Fenner & Smith
                                   FBO The Sole Benefit
                                    of Customers
                                   Fund Administration
                                   4800 Deer Lake Dr. East
                                    2nd Floor
                                   Jacksonville, FL 32246

    Class C shares                 Merrill Lynch, Pierce,                   27.44%                 -0-
                                   Fenner & Smith
                                   FBO The Sole Benefit
                                    of Customers
                                   Fund Administration
                                   4800 Deer Lake Dr. East
                                    2nd Floor
                                   Jacksonville, FL 32246

AIM Global Growth
Fund -
    Class A shares                 Merrill Lynch, Pierce,                    8.11%                 -0-
                                   Fenner & Smith
                                   FBO The Sole Benefit
                                    of Customers
                                   Fund Administration
                                   4800 Deer Lake Dr. East
                                    2nd Floor
                                   Jacksonville, FL 32246

    Class B shares                 Merrill Lynch, Pierce,                   11.97%                 -0-
                                   Fenner & Smith
                                   FBO The Sole Benefit
                                    of Customers
                                   Fund Administration
                                   4800 Deer Lake Dr. East
                                    2nd Floor
                                   Jacksonville, FL 32246


----------
  * The Company has no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

                                                                             Percent            Percent Owned
                                   Name and Address                         Owned of            of Record and
Fund                               of Record Owner                        Record Only*          Beneficially
----                               ---------------                        ------------          ------------
    Class C shares                 Merrill Lynch, Pierce                     28.19%                  -0-
                                   Fenner & Smith
                                   FBO The Sole Benefit
                                    of Customers
                                   Fund Administration
                                   4800 Deer Lake Dr. East
                                    2nd Floor
                                   Jacksonville, FL 32246

AIM Global Income Fund -
     Class A shares                Charles Schwab Co. Inc.                   12.06%                  -0-
                                   Reinvestment Account
                                   101 Montgomery St.
                                   San Francisco, CA 94104

    Class C shares                 First Clearing Corporation                 6.06%                  -0-
                                   J. Stuart Johnson IRA
                                   3000 Pennsylvania Avenue West
                                   Warren, PA 16365

AIM European
Development Fund -
    Class A shares                 Merrill Lynch, Pierce,                     7.16%                  -0-
                                   Fenner & Smith
                                   FBO The Sole Benefit
                                    of Customers
                                   Fund Administration
                                   4800 Deer Lake Dr. East
                                    2nd Floor
                                   Jacksonville, FL 32246

                                   Charles Schwab Co. Inc.                    5.36%                  -0-
                                   Reinvestment Account
                                   101 Montgomery St.
                                   San Francisco, CA 94104

    Class B shares                 Merrill Lynch Pierce                       9.59%                  -0-
                                   Fenner & Smith
                                   FBO The Sole Benefit of Customers
                                   Attn: Fund Administration
                                   4800 Deer Lake Dr. East 2nd Floor
                                   Jacksonville, FL 32246



----------
  * The Company has no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

                                                                            Percent             Percent Owned
                                   Name and Address                         Owned of            of Record and
Fund                               of Record Owner                        Record Only*          Beneficially
----                               ---------------                        ------------          -------------
    Class C shares                 Merrill Lynch, Pierce,                   21.69%                 -0-
                                   Fenner & Smith
                                   FBO The Sole Benefit
                                    of Customers
                                   Fund Administration
                                   4800 Deer Lake Dr. East
                                    2nd Floor
                                   Jacksonville, FL 32246

AIM Asian Growth Fund -
    Class B shares                 Merrill Lynch, Pierce,                    5.72%                 -0-
                                   Fenner & Smith
                                   FBO The Sole Benefit of Customers
                                   Attn: Fund Administration
                                   4800 Deer Lake Dr. East 2nd Floor
                                   Jacksonville, FL 32246

    Class C shares                 Merrill Lynch Pierce                     12.21%                 -0-
                                   Fenner & Smith
                                   FBO The Sole Benefit of Customers
                                   Attn: Fund Administration
                                   4800 Deer Lake Dr. East 2nd Floor
                                   Jacksonville, FL 32246

         As of February 5, 2001, the directors and officers of the Company as a group owned less than 1% of the outstanding shares of each class of the Funds.

OTHER INFORMATION

         Each Prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which the portfolios of the Company have filed with the SEC under the 1933 Act and the 1940 Act, and reference is hereby made to the Registration Statement for further information with respect to each portfolio of the Company and the securities offered hereby. The Registration Statement is available for inspection by the public at the Securities and Exchange Commission in Washington, D.C.



----------
  * The Company has no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

                                   APPENDIX A

--------------------------------------------------------------------------------

                     DESCRIPTION OF MONEY MARKET OBLIGATIONS

         The following list does not purport to be an exhaustive list of all Money Market Obligations, and the Funds reserve the right to invest in Money Market Obligations other than those listed below:

1.       GOVERNMENT OBLIGATIONS.

         U.S. GOVERNMENT DIRECT OBLIGATIONS -- Bills, notes, and bonds issued by the U.S. Treasury.

         U.S. GOVERNMENT AGENCIES SECURITIES -- Certain federal agencies such as the Government National Mortgage Association have been established as instrumentalities of the U. S. Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the U.
S. Government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or supported by the issuing agencies' right to borrow from the Treasury.

         FOREIGN GOVERNMENT OBLIGATIONS -- These are U.S. dollar denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Fund's investment advisor to be of comparable quality to the other obligations in which the Fund may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of the Fund's assets invested in securities issued by foreign governments will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

2.       BANK INSTRUMENTS.

         BANKERS' ACCEPTANCES -- A bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

         CERTIFICATES OF DEPOSIT -- A negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity.

         TIME DEPOSITS -- A non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.

         EURODOLLAR OBLIGATIONS -- A Eurodollar obligation is a U.S. dollar-denominated obligation issued by a foreign branch of a domestic bank.

         YANKEE DOLLAR OBLIGATIONS -- A Yankee dollar obligation is a U.S. dollar-denominated obligation issued by a domestic branch of a foreign bank.

3.       COMMERCIAL INSTRUMENTS.

         COMMERCIAL PAPER -- The term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few days to nine months.

         MASTER DEMAND NOTES -- Master demand notes are demand notes that permit investment of fluctuating amounts of money at variable rates of interest pursuant to arrangements with the issuers. The interest rate on a master demand note is periodically redetermined according to a prescribed formula. Although there is no secondary market in master demand notes, the payee may demand payment of the principal amount of the note on relatively short notice. Master demand notes may be secured or unsecured.

4. REPURCHASE AGREEMENTS -- A repurchase agreement is a contractual undertaking whereby the seller of securities (limited to U.S. Government securities, including securities issued or guaranteed by the U.S. Treasury or the various agencies and instrumentalities of the U.S. Government) agrees to repurchase the securities at a specified price on a future date determined by negotiations.

                                   APPENDIX B

--------------------------------------------------------------------------------

                      DESCRIPTION OF CORPORATE BOND RATINGS

         Investment grade debt securities are those rating categories indicated by an asterisk (*).

MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS ARE AS FOLLOWS:

                                      *Aaa

         Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                       *Aa

         Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. These are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

                                       *A

         Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                                      *Baa

         Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                       Ba

         Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                        B

         Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                       Caa

         Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                       Ca

         Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                        C

         Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in the Aa and A groups when assigning ratings to industrial development bonds and bonds secured by either a letter of credit or bond insurance. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD AND POOR'S RATINGS SERVICES CLASSIFICATIONS ARE AS FOLLOWS:

                                      *AAA

         Debt rated 'AAA' has the highest rating assigned by Standard & Poor's ("S&P"). Capacity to pay interest and repay principal is extremely strong.

                                       *AA

         Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

                                       *A

         Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

                                      *BBB

         Debt rated 'BBB' regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher categories.

                                BB, B, CCC, CC, C

         Debt rated 'BB', 'B', 'CCC', 'CC' and 'C' is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. 'BB' indicates the lowest degree of speculation and 'C' the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                       BB

         Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

                                        B

         Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

                                       CCC

         Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

                                       CC

         The rating 'CC' is typically applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

                                        C

         The rating 'C' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

                                       C1

         The rating 'C1' is reserved for income bonds on which no interest is being paid.

                                        D

         Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                              PLUS (+) OR MINUS (-)

         The rating from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

DUFF & PHELPS FIXED-INCOME RATINGS ARE AS FOLLOWS:

                                      *AAA

         Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                                *AA+, AA AND AA-

         High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                                  *A+, A AND A-

         Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

                               *BBB+, BBB AND BBB-

         Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

                                 BB+, BB AND BB-

         Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

                                  B+, B AND B-

         Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in quality rating within this category or into a higher or lower quality rating grade.

                                       CCC

         Well below investment grade securities. May be in default or have considerable uncertainty as to timely payment of interest, preferred dividends and/or principal. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

                                       DD

         Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

                                       DP

         Preferred stock with dividend arrearages.

FITCH IBCA, INC.'S BOND RATINGS ARE AS FOLLOWS:

                                      *AAA

         Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                                       *AA

         Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA.' Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-1+.'

                                       *A

         Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                                      *BBB

         Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                                       BB

         Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

                                        B

         Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.
                                       CCC

         Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

                                       CC

         Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

                                        C

         Bonds are in imminent default in payment of interest or principal.

                                 DDD, DD, AND D

         Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. 'DDD' represents the highest potential for recovery on these bonds, and 'D' represents the lowest potential for recovery.

                               PLUS (+) MINUS (-)

         Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the 'AAA', 'DDD', 'DD', or 'D' categories.

                                   APPENDIX C

--------------------------------------------------------------------------------

               DESCRIPTION OF OBLIGATIONS ISSUED OR GUARANTEED BY
                  U.S. GOVERNMENT AGENCIES OR INSTRUMENTALITIES

         The following list includes certain common securities, issued or guaranteed by U.S. Government Agencies or Instrumentalities and does not purport to be exhaustive.

EXPORT-IMPORT BANK CERTIFICATES--are certificates of beneficial interest and participation certificates issued and guaranteed by the Export-Import Bank of the United States.

FEDERAL FARM CREDIT SYSTEM NOTES AND BONDS--are bonds issued by a cooperatively owned, nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S. Government.

FEDERAL HOME LOAN BANK NOTES AND BONDS--are notes and bonds issued by the Federal Home Loan Bank System.

FHA DEBENTURES--are debentures issued by the Federal Housing Authority of the U.S. Government.

FHA INSURED NOTES--are bonds issued by the Farmers Home Administration of the U.S. Government.

FEDERAL HOME LOAN MORTGAGE CORPORATION ("FHLMC") BONDS--are bonds issued and guaranteed by FHLMC, a corporate instrumentality of the U.S. Government. The Federal Home Loan Banks own all the capital stock of FHLMC, which obtains its funds by selling mortgages (as well as participation interests in the mortgages) and by borrowing funds through the issuance of debentures and otherwise.

FHLMC PARTICIPATION CERTIFICATES OR "FREDDIE MACS"--represent undivided interests in specified groups of conventional mortgage loans (and/or participation interests in those loans) underwritten and owned by FHLMC. At least 95% of the aggregate principal balance of the whole mortgage loans and/or participations in a group formed by FHLMC typically consists of single-family mortgage loans, and not more than 5% consists of multi-family loans. FHLMC Participation Certificates are not guaranteed by, and do not constitute a debt or obligation of, the U.S. Government or any Federal Home Loan Bank. FHLMC Participation Certificates are issued in fully registered form only, in original unpaid principal balances of $25,000, $100,000, $200,00, $500,000, $1 million and $5 million. FHLMC guarantees to each registered holder of a Participation Certificate, to the extent of such holder's pro rata share (i) the timely payment of interest accruing at the applicable certificate rate on the unpaid principal balance outstanding on the mortgage loans, and (ii) collection of all principal on the mortgage loans without any offset or deductions. Pursuant to these guaranties, FHLMC indemnifies holders of Participation Certificates against any reduction in principal by reason of charges for property repairs, maintenance, and foreclosure.

FEDERAL NATIONAL MORTGAGE ASSOCIATION ("FNMA") BONDS--are bonds issued and guaranteed by FNMA, a federally chartered and privately-owned corporation.

FNMA PASS-THROUGH CERTIFICATES OR "FANNIE-MAES"--are mortgage pass-through certificates issued and guaranteed by FNMA. FNMA Certificates represent a fractional undivided ownership interest in a pool of mortgage loans either provided from FNMA's own portfolio or purchased from primary lenders. The mortgage loans included in the pool are conventional, insured by the Federal Housing Administration or guaranteed by the Veterans Administration. FNMA Certificates are not backed by, nor entitled to, the full faith and credit of the U.S. Government.

         Loans not provided from FNMA's own portfolio are purchased only from primary lenders that satisfy certain criteria developed by FNMA, including depth of mortgage origination experience, servicing experience and financial capacity. FNMA may purchase an entire loan pool from a single lender, and issue Certificates backed by that loan pool alone, or may package a pool made up of loans purchased from various lenders.

         Various types of mortgage loans, and loans with varying interest rates, may be included in a single pool, although each pool will consist of mortgage loans related to one-family or two-to-four family residential properties. Substantially all FNMA mortgage pools currently consist of fixed interest rate and growing equity mortgage loans, although FNMA mortgage pools may also consist of adjustable interest rate mortgage loans or other types of mortgage loans. Each mortgage loan must conform to FNMA's published requirements or guidelines with respect to maximum principal amount, loan-to-loan value ratio, loan term, underwriting standards and insurance coverage.

         All mortgage loans are held by FNMA as trustee pursuant to a trust indenture for the benefit of Certificate holders. The trust indenture gives FNMA responsibility for servicing and administering the loans in a pool. FNMA contracts with the lenders or other servicing institutions to perform all services and duties customary to the servicing of mortgages, as well as duties specifically prescribed by FNMA, all under FNMA supervision. FMNA may remove service providers for cause.

         The pass-through rate on FNMA Certificates is the lowest annual interest rate borne y an underlying mortgage loan in the pool, less a fee to FNMA as compensation for servicing and for FNMA's guarantee. Lenders servicing the underlying mortgage loans receive as compensation a portion of the fee paid to FNMA, the excess yields on pooled loans with coupon rates above the lowest rate borne by any mortgage loan and certain other amounts collected, such as late charges.

         The minimum size of a FNMA pool is $1 million of mortgage loans. Registered holders purchase Certificates in amounts not less than $25,000.

         FNMA Certificates are marketed by the servicing lender banks, usually through securities dealers. The lender of a single lender pool typically markets all Certificates based on that pool, and lenders of multiple lender pools market Certificates based on a pro rata interest in the aggregate pool. The amount of FNMA Certificates currently outstanding is limited.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION ("GNMA") CERTIFICATES OR "GINNIE MAES"--are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled, and, after being approved by GNMA, is offered to investors through securities dealers. GNMA is a U.S. Government corporation within the Department of Housing and Urban Development.

         GNMA Certificates differ from bonds in that the principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates are called "modified pass-through" securities because they entitle the holder to receive its proportionate share of all interest and principal payments owed on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment. Payment of principal of and interest on GNMA Certificates of the "modified pass-through" type is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government.

         The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return on the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose little risk to principal investment because of the GNMA guarantee.

         As the prepayment rates of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. However, statistics published by the Federal Housing Authority indicate that the average life of a single-family dwelling mortgage with 25- to 30-year maturity, the type of mortgage which backs the vast majority of GNMA Certificates, is approximately 12 years. It is therefore customary practice to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.

         As a consequence of the fees paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates.

         The yield which will be earned on GNMA Certificates may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by prepayment of mortgages included in the mortgage pool underlying the Certificates and the rate at which principal so prepaid is reinvested. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium may result in a loss to the Fund.

         Due to the large amount of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate.

GENERAL SERVICES ADMINISTRATION ("GSA") PARTICIPATION CERTIFICATES--are participation certificates issued by the General Services Administration of the U.S. Government.

MARITIME ADMINISTRATION BONDS--are bonds issued and provided by the Department of Transportation of the U.S. Government.

NEW COMMUNITIES DEBENTURES--are debentures issued in accordance with the provisions of Title IV of the Housing and Urban Development Act of 1968, as supplemented and extended by Title VII of the Housing and Urban Development Act of 1970, the payment of which guaranteed by the U.S. Government.

PUBLIC HOUSING NOTES AND BONDS--are short-term project notes and long-term bonds issued by public housing and urban renewal agencies in connection with programs administered by the Department of Housing and Urban Development of the U.S. Government, the payment of which is secured by the U.S. Government.

SBA DEBENTURES--are debentures fully guaranteed as to principal and interest by the Small Business Administration of the U.S. Government.

SLMA DEBENTURES--are debentures backed by the Student Loan Marketing
Association.

TITLE XI BONDS--are bonds issued in accordance with the provisions of Title XI of the Merchant Marine Act of 1936, as amended, the payment of which is guaranteed by the U.S. Government.

WASHINGTON METROPOLITAN AREA TRANSIT AUTHORITY BOND--are bonds issued by Washington Metropolitan Area Transit Authority and are guaranteed by the Secretary of Transportation of the U.S. Government.

                              FINANCIAL STATEMENTS



                                       FS

                     INDEPENDENT AUDITORS' REPORT

                     The Board of Directors and Shareholders of
                     AIM International Funds, Inc.:

                     We have audited the accompanying statement of assets and liabilities of the AIM Asian Growth Fund (a portfolio of AIM International Funds, Inc.) including the schedule of investments, as of October 31, 2000, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the periods in the two-year period then ended and the period November 3, 1997 (date operations commenced) through October 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                       We conducted our audits in accordance with auditing
                     standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                       In our opinion, the financial statements and financial
                     highlights referred to above present fairly, in all material respects, the financial position of the AIM Asian Growth Fund as of October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the periods in the two-year period then ended and the period November 3, 1997 (date operations commenced) through October 31, 1998, in conformity with accounting principles generally accepted in the United States of America.

                     /s/ KPMG LLP

                     December 6, 2000
                     Houston, Texas

SCHEDULE OF INVESTMENTS

October 31, 2000

                                                      MARKET
                                        SHARES        VALUE
STOCKS & OTHER EQUITY
  INTERESTS-88.22%

AUSTRALIA-11.25%

Brambles Industries Ltd. (Air
  Freight)                               102,500   $  2,657,553
---------------------------------------------------------------
BRL Hardy Ltd. (Beverages-Alcoholic)     502,000      1,969,803
---------------------------------------------------------------
Computershare Ltd.
  (Computers-Software & Services)        850,800      3,682,452
---------------------------------------------------------------
CSL Ltd. (Health Care-Drugs-Generic
  & Other)                                75,000      1,334,155
---------------------------------------------------------------
ERG Ltd. (Electrical Equipment)          825,000      4,041,186
---------------------------------------------------------------
Foster's Brewing Group Ltd.
  (Beverages-Alcoholic)                  934,000      2,115,687
===============================================================
                                                     15,800,836
===============================================================

CAYMAN ISLANDS-1.02%

ASAT Holdings Ltd.-ADR
  (Electronics-Semiconductor)(a)         217,000      1,437,625
===============================================================

CHINA-0.96%

AsiaInfo Holdings, Inc.
  (Computers-Software & Services)(a)     111,200      1,348,300
===============================================================

HONG KONG-34.13%

Asia Satellite Telecommunications
  Holdings Ltd.
  (Telecommunications-Cellular/Wireless) 860,000      1,742,275
---------------------------------------------------------------
China Mobile Ltd.
  (Telecommunications-Cellular/
  Wireless)(a)                           544,000      3,487,627
---------------------------------------------------------------
Dah Sing Financial Group
  (Banks-Regional)                     1,017,600      4,371,022
---------------------------------------------------------------
Dao Heng Bank Group Ltd.
  (Banks-Regional)                       707,500      3,574,240
---------------------------------------------------------------
Denway Motors Ltd. (Auto Parts &
  Equipment)(a)                       11,450,000      1,849,853
---------------------------------------------------------------
Esprit Holdings Ltd.
  (Retail-Specialty Apparel)           4,028,000      3,460,392
---------------------------------------------------------------
Giordano International Ltd.
  (Retail-Specialty Apparel)           7,207,000      4,227,725
---------------------------------------------------------------
HKR International Ltd. (Land
  Development)                         1,372,600        571,990
---------------------------------------------------------------
Hutchison Whampoa Ltd. (Retail-Food
  Chains)                                360,800      4,487,447
---------------------------------------------------------------
Johnson Electric Holdings Ltd.
  (Electrical Equipment)               1,558,000      3,136,376
---------------------------------------------------------------
Legend Holdings Ltd.
  (Computers-Hardware)                 4,254,000      3,600,000
---------------------------------------------------------------
Li & Fung Ltd. (Distributors-Food &
  Health)                              2,752,000      5,116,553
---------------------------------------------------------------
Shangri-La Asia Ltd.
  (Lodging-Hotels)                     2,856,000      2,819,746
---------------------------------------------------------------
SINA.com (Computers-Software &
  Services)(a)                           154,000      1,073,188
---------------------------------------------------------------
Sunevision Holdings Ltd.
  (Computers-Software & Services)(a)     851,787        415,026
---------------------------------------------------------------
Television Broadcasts Ltd.
  (Broadcasting-Television, Radio &
  Cable)                                 311,000      1,702,744
---------------------------------------------------------------
Wing Hang Bank Ltd. (Banks-Major
  Regional)                              746,500      2,278,074
===============================================================
                                                     47,914,278
===============================================================

                                                      MARKET
                                        SHARES        VALUE
INDIA-4.28%

Infosys Technologies Ltd.
  (Computers-Software & Services)(b)      15,100   $  2,319,991
---------------------------------------------------------------
ITC Ltd. (Tobacco)                        90,000      1,468,670
---------------------------------------------------------------
ITC Ltd.-GDR (Tobacco)                    19,600        355,740
---------------------------------------------------------------
Satyam Computer Services Ltd.
  (Computers-Software & Services)        284,000      1,870,823
===============================================================
                                                      6,015,224
===============================================================

INDONESIA-1.18%

Gulf Indonesia Resources Ltd.
  (Oil-International Integrated)(a)      152,700      1,660,613
===============================================================

NEW ZEALAND-0.80%

Sky Network Television Ltd.
  (Broadcasting-Television, Radio &
  Cable)(a)                              855,000      1,051,188
---------------------------------------------------------------
Sky Network Television Ltd.-ADR
  (Broadcasting-Television, Radio &
  Cable)(a)                                5,400         66,434
===============================================================
                                                      1,117,622
===============================================================

PHILIPPINES-1.54%

Bank of the Philippine Islands
  (Banks-Major Regional)               1,146,388      1,164,127
---------------------------------------------------------------
SM Prime Holdings, Inc. (Land
  Development)                        12,824,900        992,255
===============================================================
                                                      2,156,382
===============================================================

SINGAPORE-13.74%

Chartered Semiconductor
  Manufacturing Ltd.-ADR
  (Electronics-Semiconductors)(a)         43,000      1,999,500
---------------------------------------------------------------
Datacraft Asia Ltd. (Communications
  Equipment)                             488,384      3,345,430
---------------------------------------------------------------
DBS Group Holdings Ltd. (Banks-Money
  Center)                                376,137      4,433,204
---------------------------------------------------------------
Keppel Corp. Ltd. (Engineering &
  Construction)                          854,000      1,701,873
---------------------------------------------------------------
Keppel Land Ltd. (Land Development)    2,006,000      2,992,496
---------------------------------------------------------------
NatSteel Broadway Ltd.
  (Electronics-Component
  Distributors)                          928,000      1,077,902
---------------------------------------------------------------
Singapore Airlines Ltd. (Airlines)       253,000      2,535,330
---------------------------------------------------------------
Singapore Press Holdings Ltd.
  (Publishing-Newspapers)                 84,000      1,200,478
===============================================================
                                                     19,286,213
===============================================================

SOUTH KOREA-5.04%

Hyundai Motor Co. Ltd. (Automobiles)     122,000      1,394,286
---------------------------------------------------------------
Korea Telecom Corp. (Telephone)(a)        12,620        743,332
---------------------------------------------------------------
Korea Telecom Corp.-ADR (Telephone)       70,284      2,591,723
---------------------------------------------------------------
Pohang Iron & Steel Co. Ltd.-ADR
  (Iron & Steel)                          72,100      1,140,081
---------------------------------------------------------------
Samsung Electronics N.V.
  (Electronics-Component
  Distributors)                            9,614      1,204,391
===============================================================
                                                      7,073,813
===============================================================

                                                      MARKET
                                        SHARES        VALUE
TAIWAN-11.49%

Advantech Co., Ltd.
  (Computers-Hardware)                   448,500   $  1,678,840
---------------------------------------------------------------
Ambit Microsystems Corp.
  (Electronics-Component
  Distributors)                          342,600      1,589,791
---------------------------------------------------------------
Compal Electronics Inc.
  (Computers-Hardware)                 1,501,115      2,289,404
---------------------------------------------------------------
Far Eastern Textile Ltd.
  (Textiles-Apparel)                     185,051        152,277
---------------------------------------------------------------
Hon Hai Precision Industry Co., Ltd.
  (Electronics-Component
  Distributors)                          585,000      3,058,469
---------------------------------------------------------------
Macronix International Co., Ltd.
  (Electronics-Component
  Distributors)(a)                     1,181,540      1,681,387
---------------------------------------------------------------
Taiwan Semiconductor Manufacturing
  Co. Ltd.
  (Electronics-Semiconductors)(a)        983,760      2,982,474
---------------------------------------------------------------
United Microelectronics Corp. Ltd.
  (Electronics-Component
  Distributors)(a)                     1,000,400      1,764,046
---------------------------------------------------------------
VIA Technologies Inc.
  (Electronics-Semiconductors)(a)        130,000        933,024
===============================================================
                                                     16,129,712
===============================================================

THAILAND-1.66%

Advanced Info Service Public Co.
  Ltd. (Telephone)(a)                    284,000      2,336,015
===============================================================

                                                      MARKET
                                        SHARES        VALUE
UNITED STATES OF AMERICA-1.13%

UTStarcom, Inc. (Communications
  Equipment)(a)                           79,400   $  1,588,000
===============================================================
    Total Stocks & Other Equity
      Interests (Cost $134,055,048)                 123,864,633
===============================================================

                                     PRINCIPAL
                                       AMOUNT
U.S. DOLLAR DENOMINATED CONVERTIBLE
  BONDS & NOTES-0.77%

COMPUTERS (HARDWARE)-0.77%

Compal Electronics Inc. (Taiwan),
  Conv. Unsec. Bonds, 0.00%,
  10/19/05 (Acquired 10/12/00; Cost
  $1,000,000)(c)(d)                   $1,000,000      1,077,500
===============================================================

                                       SHARES
MONEY MARKET FUNDS-7.06%

STIC Liquid Assets Portfolio(e)        4,959,611    4,959,611
-------------------------------------------------------------
STIC Prime Portfolio(e)                4,959,610    4,959,610
=============================================================
    Total Money Market Funds (Cost
      $9,919,221)                                   9,919,221
=============================================================
TOTAL INVESTMENTS-96.05% (Cost
  $144,974,269)                                   134,861,354
=============================================================
OTHER ASSETS LESS LIABILITIES-3.95%                 5,543,188
=============================================================
NET ASSETS-100.00%                               $140,404,542
_____________________________________________________________
=============================================================

Investment Abbreviations:

ADR    - American Depositary Receipt
Conv.  - Convertible
GDR    - Global Depositary Receipt
Ltd.   - Limited
Unsec. - Unsecured

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security fair valued in accordance with the procedures established by the Board of Directors.
(c) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The market value at 10/31/00 represented 0.77% of the Fund's net assets.
(d) Zero coupon bond issued at a discount. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(e) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000


ASSETS:

 Investments, at market value (cost
  $144,974,269)                                 $134,861,354
------------------------------------------------------------
Foreign currencies, at value (cost $440,069)         433,251
------------------------------------------------------------
Receivables for:
  Investments sold                                   348,460
------------------------------------------------------------
  Capital stock sold                               5,888,884
------------------------------------------------------------
  Dividends                                          104,999
------------------------------------------------------------
Investment for deferred compensation plan             13,351
============================================================
    Total assets                                $141,650,299
============================================================

LIABILITIES:

Payables for:
  Capital stock reacquired                           975,349
------------------------------------------------------------
  Deferred compensation plan                          13,351
------------------------------------------------------------
Accrued advisory fees                                 19,655
------------------------------------------------------------
Accrued administrative services fees                   4,235
------------------------------------------------------------
Accrued distribution fees                             62,740
------------------------------------------------------------
Accrued directors' fees                                  395
------------------------------------------------------------
Accrued transfer agent fees                           66,447
------------------------------------------------------------
Accrued operating expenses                           103,585
============================================================
    Total liabilities                              1,245,757
============================================================
Net assets applicable to shares outstanding     $140,404,542
____________________________________________________________
============================================================

NET ASSETS:

Class A                                         $ 93,755,440
____________________________________________________________
============================================================
Class B                                         $ 39,851,704
____________________________________________________________
============================================================
Class C                                         $  6,797,398
____________________________________________________________
============================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                      8,765,621
____________________________________________________________
============================================================
Class B:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                      3,796,542
____________________________________________________________
============================================================
Class C:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                        647,845
____________________________________________________________
============================================================
Class A:
  Net asset value and redemption price per
    share                                       $      10.70
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $10.70 divided by
      94.50%)                                   $      11.32
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share  $      10.50
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share  $      10.49
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 2000

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $187,425)                                     $    961,627
------------------------------------------------------------
Dividends from affiliated money market funds         423,834
------------------------------------------------------------
Interest                                              12,271
------------------------------------------------------------
Security lending income                                7,105
============================================================
    Total investment income                        1,404,837
============================================================

EXPENSES:

Advisory fees                                        985,957
------------------------------------------------------------
Administrative services fees                          50,000
------------------------------------------------------------
Custodian fees                                       189,767
------------------------------------------------------------
Distribution fees -- Class A                         230,776
------------------------------------------------------------
Distribution fees -- Class B                         307,199
------------------------------------------------------------
Distribution fees -- Class C                          71,664
------------------------------------------------------------
Transfer agent fees -- Class A                       260,996
------------------------------------------------------------
Transfer agent fees -- Class B                       134,172
------------------------------------------------------------
Transfer agent fees -- Class C                        31,300
------------------------------------------------------------
Directors' fees                                        6,620
------------------------------------------------------------
Other                                                136,314
============================================================
    Total expenses                                 2,404,765
============================================================
Less: Fees waived                                   (126,985)
------------------------------------------------------------
   Expenses paid indirectly                           (1,867)
============================================================
    Net expenses                                   2,275,913
============================================================
Net investment income (loss)                        (871,076)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                            1,135,311
------------------------------------------------------------
  Foreign currencies                                (254,607)
============================================================
                                                     880,704
============================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                          (29,166,419)
------------------------------------------------------------
  Foreign currencies                                  (9,626)
============================================================
                                                 (29,176,045)
============================================================
Net gain (loss) on investment securities and
  foreign currencies                             (28,295,341)
============================================================
Net increase (decrease) in net assets
  resulting from operations                     $(29,166,417)
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2000 and 1999

                                                                  2000           1999
                                                              ------------    -----------

OPERATIONS:

  Net investment income (loss)                                $   (871,076)   $  (202,477)
-----------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                     880,704        926,182
-----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies               (29,176,045)     6,896,839
=========================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                               (29,166,417)     7,620,544
=========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                               --        (43,024)
-----------------------------------------------------------------------------------------
  Class B                                                               --         (3,910)
-----------------------------------------------------------------------------------------
  Class C                                                               --           (898)
-----------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       87,843,677     12,107,278
-----------------------------------------------------------------------------------------
  Class B                                                       36,793,037      7,604,535
-----------------------------------------------------------------------------------------
  Class C                                                        2,437,146      3,780,454
=========================================================================================
    Net increase in net assets                                  97,907,443     31,064,979
=========================================================================================

NET ASSETS:

  Beginning of year                                             42,497,099     11,432,120
=========================================================================================
  End of year                                                 $140,404,542    $42,497,099
_________________________________________________________________________________________
=========================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $205,259,013    $36,066,914
-----------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                       (27,256)        (7,889)
-----------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                          (54,706,288)      (747,438)
-----------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and foreign currencies                          (10,120,927)     7,185,512
=========================================================================================
                                                              $140,404,542    $42,497,099
_________________________________________________________________________________________
=========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2000

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Asian Growth Fund (the "Fund") is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On October 31, 2000, undistributed net investment income was increased by $851,709, undistributed net realized gains decreased by $54,839,554 and paid in capital increased by $53,987,845 as a result of differing book/tax treatment of foreign currency transactions and net operating loss reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
     The Fund has a capital loss carryforward of $54,943,768 as of October 31, 2000 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2005.
E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.95% of the first $500 million of the Fund's average daily net assets, plus 0.90% of the Fund's average daily net assets in excess of $500 million. Under the terms of a sub-advisory agreement between AIM and INVESCO Global Asset Management Limited ("IGAM"), AIM pays IGAM a fee at an annual rate of 0.20% of the first $500 million of the Fund's average daily net assets, plus 0.175% of the Fund's average daily net assets in excess of $500 million. AIM has contractually agreed to waive fees and reimburse expenses (excluding interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to offset arrangements, if any) for Class A, Class B and Class C shares to the extent necessary to limit total operating expenses of Class A shares to 1.92% (e.g. if AIM waives 0.10% of Class A expenses, AIM will also waive 0.10% of Class B and Class C expenses). During the year ended October 31, 2000, AIM waived fees of $92,285.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2000, AIM was paid $50,000 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended October 31, 2000, AFS was paid $249,956 for such services.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the year ended October 31, 2000, the Class A, Class B and Class C shares paid AIM Distributors $196,076, $307,199 and $71,664, respectively, as compensation under the Plans and AIM Distributors waived fees of $34,700.
  AIM Distributors received commissions of $64,327 from sales of the Class A shares of the Fund during the year ended October 31, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2000, AIM Distributors received $10,620 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 2000, the Fund paid legal fees of $4,062 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $1,503 and reductions in custodian fees of $364 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $1,867.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities.
  At October 31, 2000, there were no securities on loan to brokers. For the year ended October 31, 2000, the Fund received fees of $7,105 for securities lending.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2000 was $70,839,981 and $59,912,761, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities as of October 31, 2000 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $ 13,529,198
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (23,851,018)
=========================================================
Net unrealized appreciation (depreciation)
  of investment securities                   $(10,321,820)
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $145,183,174.

NOTE 8-CAPITAL STOCK

Changes in capital stock outstanding during the years October 31, 2000 and 1999 were as follows:

                                                                         2000                          1999
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
                                                              ----------    ------------    ----------    ------------
Sold:
  Class A                                                      8,636,312    $109,857,994     7,418,728    $ 73,010,343
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,506,797      19,210,223     1,590,485      15,858,499
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        844,431      10,972,106     1,155,486      11,034,900
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                             --              --         5,228          39,837
----------------------------------------------------------------------------------------------------------------------
  Class B                                                             --              --           494           3,756
----------------------------------------------------------------------------------------------------------------------
  Class C                                                             --              --           118             897
======================================================================================================================
Issued in connection with acquisitions:*
  Class A                                                      5,417,888      76,520,172            --              --
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      2,222,098      30,887,919            --              --
----------------------------------------------------------------------------------------------------------------------
  Class C                                                         35,470         492,438            --              --
======================================================================================================================
Reacquired:
  Class A                                                     (7,649,919)    (98,534,489)   (6,066,544)    (60,942,902)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,065,606)    (13,305,105)     (854,740)     (8,257,720)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (703,160)     (9,027,398)     (774,549)     (7,255,343)
======================================================================================================================
                                                               9,244,311    $127,073,860     2,474,706    $ 23,492,267
______________________________________________________________________________________________________________________
======================================================================================================================

* As of the close of business on June 9, 2000, the Fund acquired all the net assets of New Pacific Growth Fund pursuant to a plan of reorganization approved by New Pacific Growth Fund's shareholders on May 31, 2000. The acquisition was accomplished by a tax-free exchange of 7,675,456 shares of the Fund for 16,613,124 shares of New Pacific Growth Fund outstanding as of the close of business on June 9, 2000. New Pacific Growth Fund's net assets at that date were $107,900,529, including $11,869,606 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $77,097,622.

NOTE 9-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                             CLASS A
                                                              --------------------------------------
                                                                                    NOVEMBER 3, 1997
                                                                  YEAR ENDED        (DATE OPERATIONS
                                                                 OCTOBER 31,         COMMENCED) TO
                                                              ------------------      OCTOBER 31,
                                                              2000(a)    1999(a)          1998
                                                              -------    -------    ----------------
Net asset value, beginning of period                          $ 10.76    $  7.69         $ 10.00
----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.07)     (0.03)           0.05
----------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.01       3.14           (2.36)
====================================================================================================
    Total from investment operations                            (0.06)      3.11           (2.31)
====================================================================================================
Less distributions of dividends from net investment income         --      (0.04)             --
====================================================================================================
Net asset value, end of period                                $ 10.70    $ 10.76         $  7.69
____________________________________________________________________________________________________
====================================================================================================
Total return(b)                                                 (0.56)%    40.66%         (23.10)%
____________________________________________________________________________________________________
====================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $93,755    $25,420         $ 7,716
____________________________________________________________________________________________________
====================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               1.92%(c)   1.92%           1.92%(d)
----------------------------------------------------------------------------------------------------
  Without fee waivers                                            2.06%(c)   2.72%           4.88%(d)
====================================================================================================
Ratio of net investment income (loss) to average net assets     (0.57)%(c) (0.50)%          0.70%(d)
____________________________________________________________________________________________________
====================================================================================================
Portfolio turnover rate                                            64%       142%             79%
____________________________________________________________________________________________________
====================================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $65,936,105.
(d) Annualized.

                                                                             CLASS B
                                                              --------------------------------------
                                                                                    NOVEMBER 3, 1997
                                                                  YEAR ENDED        (DATE OPERATIONS
                                                                 OCTOBER 31,         COMMENCED) TO
                                                              -------------------     OCTOBER 31,
                                                              2000(a)     1999(a)         1998
                                                              -------     -------   ----------------
Net asset value, beginning of period                          $ 10.65     $  7.63       $ 10.00
----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.17)      (0.13)        (0.01)
----------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.02        3.16         (2.36)
====================================================================================================
    Total from investment operations                            (0.15)       3.03         (2.37)
====================================================================================================
Less distributions of dividends from net investment income         --       (0.01)           --
====================================================================================================
Net asset value, end of period                                $ 10.50     $ 10.65       $  7.63
____________________________________________________________________________________________________
====================================================================================================
Total return(b)                                                 (1.41)%     39.76%       (23.70)%
____________________________________________________________________________________________________
====================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $39,852     $12,070       $ 3,030
____________________________________________________________________________________________________
====================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               2.67%(c)    2.79%         2.80%(d)
----------------------------------------------------------------------------------------------------
  Without fee waivers                                            2.76%(c)    3.59%         5.75%(d)
====================================================================================================
Ratio of net investment income (loss) to average net assets     (1.32)%(c)  (1.37)%       (0.18)%(d)
____________________________________________________________________________________________________
====================================================================================================
Portfolio turnover rate                                            64%        142%           79%
____________________________________________________________________________________________________
====================================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $30,719,909.
(d) Annualized.

                                                                             CLASS C
                                                              --------------------------------------
                                                                                    NOVEMBER 3, 1997
                                                                  YEAR ENDED        (DATE OPERATIONS
                                                                 OCTOBER 31,         COMMENCED) TO
                                                              ------------------      OCTOBER 31,
                                                              2000(a)    1999(a)          1998
                                                              -------    -------    ----------------
Net asset value, beginning of period                          $10.63     $ 7.61         $ 10.00
----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.17)     (0.13)          (0.01)
----------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 0.03       3.16           (2.38)
====================================================================================================
    Total from investment operations                           (0.14)      3.03           (2.39)
====================================================================================================
Less distributions of dividends from net investment income        --      (0.01)             --
====================================================================================================
Net asset value, end of period                                $10.49     $10.63         $  7.61
____________________________________________________________________________________________________
====================================================================================================
Total return(b)                                                (1.32)%    39.86%         (23.90)%
____________________________________________________________________________________________________
====================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $6,797     $5,008         $   686
____________________________________________________________________________________________________
====================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                              2.67%(c)   2.79%           2.80%(d)
----------------------------------------------------------------------------------------------------
  Without fee waivers                                           2.76%(c)   3.59%           5.75%(d)
====================================================================================================
Ratio of net investment income (loss) to average net assets    (1.32)%(c) (1.37)%         (0.18)%(d)
____________________________________________________________________________________________________
====================================================================================================
Portfolio turnover rate                                           64%       142%             79%
____________________________________________________________________________________________________
====================================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $7,166,373.
(d) Annualized.

                     INDEPENDENT AUDITORS' REPORT

                     The Board of Directors and Shareholders of
                     AIM International Funds, Inc.

                     We have audited the accompanying statement of assets and liabilities of the AIM European Development Fund (a portfolio of AIM International Funds, Inc.), including the schedule of investments, as of October 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the periods in the two-year period then ended and the period November 3, 1997 (date operations commenced) through October 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                       We conducted our audits in accordance with auditing
                     standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                       In our opinion, the financial statements and financial
                     highlights referred to above present fairly, in all material respects, the financial position of the AIM European Development Fund as of October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the periods in the two-year period then ended and the period November 3, 1997 (date operations commenced) through October 31, 1998, in conformity with accounting principles generally accepted in the United States of America.

                     /s/ KPMG LLP

                     December 6, 2000
                     Houston, Texas

SCHEDULE OF INVESTMENTS

October 31, 2000

                                                     MARKET
                                       SHARES        VALUE
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-91.91%

DENMARK-5.57%

GN Store Nord A.S. (Communications
  Equipment)                            222,500   $  4,313,294
--------------------------------------------------------------
Novo Nordisk A.S.-Class B (Health
  Care-Drugs-Generic & Other)(a)         44,800      9,502,132
--------------------------------------------------------------
Vestas Wind Systems A.S.
  (Manufacturing-Specialized)           190,900     10,340,217
--------------------------------------------------------------
William Demant A.S. (Electronics-
  Instrumentation)                       74,200      3,553,721
==============================================================
                                                    27,709,364
==============================================================

FINLAND-3.31%

Elcoteq Network-Class A
  (Manufacturing-Specialized)           258,400      8,815,505
--------------------------------------------------------------
Nokia Oyj (Communications
  Equipment)                            186,000      7,654,093
==============================================================
                                                    16,469,598
==============================================================

FRANCE-20.72%

Alcatel S.A. (Communications
  Equipment)                            103,300      6,303,201
--------------------------------------------------------------
Altran Technologies S.A. (Services-
  Commercial & Consumer)                 21,900      4,477,231
--------------------------------------------------------------
Assurances Generales de France
  (Insurance-Multi-Line)                 70,600      3,864,496
--------------------------------------------------------------
Aventis S.A.
  (Chemicals-Diversified)(a)             72,700      5,244,233
--------------------------------------------------------------
BNP Paribas (Banks-Major Regional)       89,700      7,734,189
--------------------------------------------------------------
Egide S.A. (Electronics-Component
  Distribution)(a)                        8,300      4,508,029
--------------------------------------------------------------
Galeries Lafayette
  (Retail-Department Stores)             29,300      4,726,921
--------------------------------------------------------------
Havas Advertising S.A.
  (Services-Advertising/ Marketing)     292,000      4,705,832
--------------------------------------------------------------
M6 Metropole Television
  (Broadcasting- Television, Radio
  & Cable)                               94,000      4,148,201
--------------------------------------------------------------
Metrologic Group
  (Computers-Software & Services)        40,000      3,309,735
--------------------------------------------------------------
NRJ Group (Broadcasting-Television,
  Radio Cable)(a)                       116,526      3,856,702
--------------------------------------------------------------
Pinault-Printemps-Redoute S.A.
  (Retail-General Merchandise)           21,800      3,890,670
--------------------------------------------------------------
PSA Peugeot Citroen (Automobiles)        20,600      3,793,635
--------------------------------------------------------------
Renault S.A. (Automobiles)                6,100        301,285
--------------------------------------------------------------
Riber S.A. (Electrical
  Equipment)(a)                         387,900      8,289,038
--------------------------------------------------------------
Royal Canin S.A. (Foods)                 52,200      4,717,900
--------------------------------------------------------------
Sanofi-Synthelabo S.A. (Health
  Care-Drugs-Generic & Other)            80,300      4,225,089
--------------------------------------------------------------
Schneider Electric S.A.
  (Housewares)(a)                        19,700      1,283,138
--------------------------------------------------------------
Silicon-On-Insulator Technologies
  (SOITEC) (Electronics-Component
  Distribution)(a)                      239,000      5,415,490
--------------------------------------------------------------
Societe Generale-Class A
  (Banks-Major Regional)                 64,500      3,661,967
--------------------------------------------------------------
Societe Television Francaise 1
  (Broadcasting-Television, Radio
  & Cable)                               46,100      2,515,594
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
FRANCE-(CONTINUED)

STMicroelectronics N.V.
  (Electronics-Semiconductors)          102,000   $  5,146,129
--------------------------------------------------------------
Total Fina Elf S.A.
  (Oil-International Integrated)         48,637      6,959,098
==============================================================
                                                   103,077,803
==============================================================

GERMANY-8.09%

ADVA A.G. Optical Networking
  (Communications Equipment)(a)          83,400      6,122,246
--------------------------------------------------------------
Altana A.G. (Health
  Care-Drugs-Generic & Other)            29,200      3,543,623
--------------------------------------------------------------
Comroad A.G. (Communications
  Equipment)(a)                          59,200      2,861,173
--------------------------------------------------------------
ELMOS Semiconductor A.G.
  (Electronics-Semiconductors)(a)        74,100      2,452,514
--------------------------------------------------------------
Gfk A.G. (Services-Commercial &
  Consumer)                              65,719      2,498,605
--------------------------------------------------------------
Heidelberger Druckmaschinen A.G.
  (Machinery-Diversified)                53,700      2,836,888
--------------------------------------------------------------
Medion A.G. (Electronics-Component
  Distributors)                          42,500      4,328,115
--------------------------------------------------------------
MLP A.G.-Pfd. (Services-Commercial
  & Consumer)                            43,000      5,802,220
--------------------------------------------------------------
Parsytec A.G. (Computers-Software &
  Service)(a)                            48,000      2,097,863
--------------------------------------------------------------
Siemens A.G.
  (Manufacturing-Diversified)            28,900      3,678,898
--------------------------------------------------------------
Tecis Holding A.G.
  (Computers-Software & Services)        55,700      4,027,387
==============================================================
                                                    40,249,532
==============================================================

IRELAND-0.94%

Ryanair Holdings PLC-ADR
  (Airlines)(a)                         116,200      4,684,312
==============================================================

ITALY-2.45%

Gruppo Editoriale L'Espresso
  (Publishing)                          248,816      2,721,823
--------------------------------------------------------------
Riunione Adriatica di Sicurta
  S.P.A. (Insurance Brokers)            721,200      9,468,357
==============================================================
                                                    12,190,180
==============================================================

LUXEMBOURG-1.95%

Thiel Logistik A.G.
  (Services-Commercial &
  Consumer)(a)                           62,800      9,699,730
==============================================================

NETHERLANDS-2.74%

Koninklijke (Royal) Philips
  Electronics N.V. (Electrical
  Equipment)                            159,000      6,248,856
--------------------------------------------------------------
Koninklijke Numico N.V. (Foods)         103,800      4,853,752
--------------------------------------------------------------
Nutreco Holding N.V. (Agricultural
  Products)                              58,400      2,517,707
==============================================================
                                                    13,620,315
==============================================================

NORWAY-1.50%

TGS Nopec Geophysical Co. A.S.A.
  (Oil & Gas-Exploration &
  Production)(a)                        206,100      2,621,261
--------------------------------------------------------------
Tomra Systems A.S.A.
  (Manufacturing-Specialized)           119,850      4,818,336
==============================================================
                                                     7,439,597
==============================================================

                                                     MARKET
                                       SHARES        VALUE
SPAIN-2.84%

NH Hoteles, S.A. (Investment
  Management)                           695,700   $  7,852,397
--------------------------------------------------------------
Promotoba de Informaciones S.A.
  (Prisa) (Publishing)(a)               108,200      2,084,403
--------------------------------------------------------------
Telefonica S.A. (Telephone)(a)          218,900      4,174,240
==============================================================
                                                    14,111,040
==============================================================

SWEDEN-7.05%

Assa Abloy A.B.-Class B (Metal
  Fabricators)                           59,150      1,089,256
--------------------------------------------------------------
Biacore International A.B.
  (Electronics-Instrumentation)(a)      232,900      9,883,163
--------------------------------------------------------------
HiQ International A.B.
  (Services-Data Processing)            355,700      2,883,563
--------------------------------------------------------------
Micronic Laser Systems A.B.
  (Electronics-Semiconductors)(a)       219,200      6,537,586
--------------------------------------------------------------
OM Grupppen A.B. (Investment
  Banking/ Brokerage)                    12,650        451,980
--------------------------------------------------------------
PartnerTech A.B. (Communications
  Equipment)                            108,800      1,655,134
--------------------------------------------------------------
POOLIA A.B.-B Shares
  (Services-Employment)                  56,600      2,379,175
--------------------------------------------------------------
Proffice A.B.-B Shares
  (Services-Employment)                 153,000      5,053,194
--------------------------------------------------------------
Q-Med A.B. (Healthcare-Medical
  Products)(a)                          294,000      5,149,274
==============================================================
                                                    35,082,325
==============================================================

SWITZERLAND-16.16%

Adecco S.A. (Services-Commercial &
  Consumer)                               3,830      2,648,801
--------------------------------------------------------------
Charles Voegele Holding A.G.
  (Retail-Department Stores)             31,300      5,886,274
--------------------------------------------------------------
Compagnie Financiere Richemont
  A.G.-Units Tobacco)(b)                  2,575      7,163,523
--------------------------------------------------------------
ESEC Holding A.G. (Equipment-
  Semiconductor)(a)                      12,500      4,312,024
--------------------------------------------------------------
Huber & Suhner A.G. (Metal
  Fabricators)                            4,300      3,768,152
--------------------------------------------------------------
Julius Baer Holding A.G.-Class B
  (Banks-Major Regional)                    245      1,213,209
--------------------------------------------------------------
Kudelski S.A.
  (Electronics-Component
  Distributors)(a)                        4,900      6,597,674
--------------------------------------------------------------
Micronas Semiconductor Holding A.G.
  (Electronics-Semiconductors)(a)        11,500      4,990,820
--------------------------------------------------------------
Nestle S.A. (Foods)(a)                    2,500      5,181,383
--------------------------------------------------------------
Serono S.A.-Class B (Health
  Care-Drugs-Generic & Other)             5,520      4,966,249
--------------------------------------------------------------
Straumann A.G. (Health
  Care-Specialized Services)              7,110     15,368,803
--------------------------------------------------------------
Swatch Group A.G. (The)-Class B
  (Consumer-Jewelry, Novelties &
  Gifts)                                  2,900      3,840,205
--------------------------------------------------------------
Synthes Stratec, Inc. (Health
  Care-Medical Products &
  Supplies)(c)                            7,000      4,459,467
--------------------------------------------------------------
Tecan A.G. (Health Care-Medical
  Products & Supplies)                    9,300      9,986,647
==============================================================
                                                    80,383,231
==============================================================

                                                     MARKET
                                       SHARES        VALUE
UNITED KINGDOM-18.59%

ARC International PLC (Electronics-
  Semiconductors)(a)                    735,400   $  3,629,023
--------------------------------------------------------------
ARM Holdings PLC (Electronics-
  Semiconductor)(a)                     454,250      4,483,229
--------------------------------------------------------------
Bookham Technology PLC
  (Communications Equipment)(a)          77,600      2,555,544
--------------------------------------------------------------
BP Amoco PLC (Oil-International
  Integrated)                           621,400      5,271,605
--------------------------------------------------------------
Capita Group PLC
  (Services-Commercial & Consumer)      714,000      5,440,573
--------------------------------------------------------------
Chloride Group PLC (Electrical
  Equipment)                          2,050,000      6,099,508
--------------------------------------------------------------
CMG PLC (Computers-Software &
  Services)                             128,400      2,141,195
--------------------------------------------------------------
J.D. Wetherspoon PLC (Leisure
  Time-Products)                        223,350      1,008,169
--------------------------------------------------------------
Logica PLC (Computers-Software &
  Services)                             135,600      4,012,953
--------------------------------------------------------------
Marconi PLC (Communications
  Equipment)                            498,600      6,295,931
--------------------------------------------------------------
Matalan PLC (Retail-Discounters)        785,000      7,405,768
--------------------------------------------------------------
NDS Group PLC-ADR
  (Broadcasting-Television Radio &
  Cable)(a)                              64,700      4,852,500
--------------------------------------------------------------
Pace Micro Technology PLC
  (Communications Equipment)            524,000      3,741,825
--------------------------------------------------------------
Royal Bank of Scotland Group PLC
  (Banks-Major Regional)                302,400      6,789,835
--------------------------------------------------------------
Shell Transport & Trading Co. (Oil-
  International Integrated)             877,700      7,063,741
--------------------------------------------------------------
Shire Pharmaceuticals Group PLC
  (Health Care Drugs-Generic &
  Other)(a)                             173,100      3,517,323
--------------------------------------------------------------
Spirent PLC (Communications
  Equipment)                          1,042,900      9,672,320
--------------------------------------------------------------
Vodafone Group PLC
  (Telecommunications-
  Cellular/Wireless)                  1,280,186      5,327,993
--------------------------------------------------------------
Volex Group PLC (Electrical
  Equipment)                            100,000      3,142,281
==============================================================
                                                    92,451,316
==============================================================
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $382,818,074)                                457,168,343
==============================================================

MONEY MARKET FUNDS-7.12%

STIC Liquid Assets Portfolio(d)      17,695,135     17,695,135
--------------------------------------------------------------
STIC Prime Portfolio(d)              17,695,135     17,695,135
==============================================================
    Total Money Market Funds (Cost
      $35,390,270)                                  35,390,270
==============================================================
TOTAL INVESTMENTS-99.03% (Cost
  $418,208,344)                                    492,558,613
==============================================================
OTHER ASSETS LESS LIABILITIES-0.97%                  4,824,712
==============================================================
NET ASSETS-100.00%                                $497,383,325
______________________________________________________________
==============================================================

Investment Abbreviations:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a)Non-income producing security.
(b)Consists of more than one class of securities traded together as a unit. In addition to the security listed, each unit includes common or preferred shares of the issuer.
(c)Security fair valued in accordance with the procedures established by the Board of Directors.
(d)The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2000

ASSETS:

Investments, at market value (cost
  $418,208,344)                                 $492,558,613
------------------------------------------------------------
Foreign currencies, at value (cost $9,705,467)     9,796,033
------------------------------------------------------------
Receivables for:
  Investments sold                                 6,518,004
------------------------------------------------------------
  Capital stock sold                               3,062,183
------------------------------------------------------------
  Dividends and interest                             436,863
------------------------------------------------------------
Collateral for securities loaned                  18,355,666
------------------------------------------------------------
Investment for deferred compensation plan             14,444
------------------------------------------------------------
Other assets                                          95,312
============================================================
    Total assets                                $530,837,118
============================================================

LIABILITIES:

Payables for:
  Investments purchased                           11,926,794
------------------------------------------------------------
  Collateral upon return of securities loaned     18,355,666
------------------------------------------------------------
  Capital stock reacquired                         2,111,996
------------------------------------------------------------
  Deferred compensation plan                          14,444
------------------------------------------------------------
Accrued advisory fees                                409,851
------------------------------------------------------------
Accrued administrative services fees                  10,515
------------------------------------------------------------
Accrued distribution fees                            301,124
------------------------------------------------------------
Accrued directors' fees                                1,999
------------------------------------------------------------
Accrued transfer agent fees                          150,926
------------------------------------------------------------
Accrued operating expenses                           170,478
============================================================
    Total liabilities                             33,453,793
============================================================
Net assets applicable to shares outstanding     $497,383,325
____________________________________________________________
============================================================

NET ASSETS:

Class A                                         $273,604,785
____________________________________________________________
============================================================
Class B                                         $169,614,261
____________________________________________________________
============================================================
Class C                                         $ 54,164,279
____________________________________________________________
============================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
Authorized                                       200,000,000
------------------------------------------------------------
Outstanding                                       11,596,194
____________________________________________________________
============================================================
Class B:
Authorized                                       200,000,000
------------------------------------------------------------
Outstanding                                        7,337,967
____________________________________________________________
============================================================
Class C:
Authorized                                       200,000,000
------------------------------------------------------------
Outstanding                                        2,341,714
____________________________________________________________
============================================================
Class A:
  Net asset value and redemption price per
    share                                       $      23.59
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $23.59 divided by
      94.50%)                                   $      24.96
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share  $      23.11
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share  $      23.13
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 2000

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $392,530)                                      $ 2,183,664
------------------------------------------------------------
Dividends from affiliated money market funds       1,521,653
------------------------------------------------------------
Interest                                              22,487
------------------------------------------------------------
Security lending income                              144,534
============================================================
    Total investment income                        3,872,338
============================================================

EXPENSES:

Advisory fees                                      4,248,118
------------------------------------------------------------
Administrative services fees                         109,571
------------------------------------------------------------
Custodian fees                                       428,055
------------------------------------------------------------
Distribution fees -- Class A                         868,732
------------------------------------------------------------
Distribution fees -- Class B                       1,566,725
------------------------------------------------------------
Distribution fees -- Class C                         422,886
------------------------------------------------------------
Transfer agent fees -- Class A                       480,324
------------------------------------------------------------
Transfer agent fees -- Class B                       376,924
------------------------------------------------------------
Transfer agent fees -- Class C                       101,738
------------------------------------------------------------
Directors' fees                                        6,941
------------------------------------------------------------
Other                                                354,098
============================================================
    Total expenses                                 8,964,112
============================================================
Less: Expenses paid indirectly                       (11,899)
============================================================
    Net expenses                                   8,952,213
============================================================
Net investment income (loss)                      (5,079,875)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES AND FOREIGN CURRENCIES

Net realized gain (loss) from:
  Investment securities                           10,775,266
------------------------------------------------------------
  Foreign currencies                              (3,009,052)
============================================================
                                                   7,766,214
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           36,293,246
------------------------------------------------------------
  Foreign currencies                                 (49,489)
============================================================
                                                  36,243,757
============================================================
Net gain on investment securities and foreign
  currencies                                      44,009,971
============================================================
Net increase in net assets resulting from
  operations                                     $38,930,096
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2000 and 1999

                                                                  2000            1999
                                                              ------------    ------------
OPERATIONS:

  Net investment income (loss)                                $ (5,079,875)   $ (1,719,011)
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                           7,766,214      (5,794,428)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                           36,243,757      43,126,751
==========================================================================================
    Net increase in net assets resulting from operations        38,930,096      35,613,312
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                               --         (80,229)
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                      149,580,238       2,449,615
------------------------------------------------------------------------------------------
  Class B                                                       88,697,953       3,977,973
------------------------------------------------------------------------------------------
  Class C                                                       42,014,471        (246,455)
==========================================================================================
    Net increase in net assets                                 319,222,758      41,714,216
==========================================================================================

NET ASSETS:

  Beginning of year                                            178,160,567     136,446,351
==========================================================================================
  End of year                                                 $497,383,325    $178,160,567
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $424,964,898    $152,753,815
------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                       (17,336)         (9,989)
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                           (1,854,528)    (12,629,793)
------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                          74,290,291      38,046,534
==========================================================================================
                                                              $497,383,325    $178,160,567
__________________________________________________________________________________________
==========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2000

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM European Development Fund (the "Fund") is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On October 31, 2000, undistributed net investment income was increased by $5,072,528, undistributed net realized gains increased by $3,009,051 and paid in capital decreased by $8,081,579 as a result of differing book/tax treatment of foreign currency transactions, net operating loss and other reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
     The Fund has a capital loss carryforward of $1,620,590 as of October 31, 2000 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2007.
E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.95% of the first $500 million of the Fund's average daily net assets, plus 0.90% of the Fund's average daily net assets in excess of $500 million. Under the terms of a sub-advisory agreement between AIM and INVESCO Global Asset Management Limited ("IGAM"), AIM pays IGAM a fee at an annual rate of 0.20% of the first $500 million of the Fund's average daily net assets, plus 0.175% of the Fund's average daily net assets in excess of $500 million.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2000, AIM was paid $109,571 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended October 31, 2000, AFS was paid $539,265 for such services.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the year ended October 31, 2000, the Class A, Class B and Class C shares paid AIM Distributors $868,732, $1,566,725, and $422,886, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $432,931 from sales of the Class A shares of the Fund during the year ended October 31, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2000, AIM Distributors received $117,258 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 2000, the Fund paid legal fees of $4,602 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $6,088 and reductions in custodian fees of $5,811 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $11,899.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to not less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly and failed to return the securities.
  At October 31, 2000, securities with an aggregate value of $17,428,717 were on loan to brokers. The loans were secured by cash collateral of $18,355,666. For the year ended October 31, 2000, the Fund received fees of $144,534 for securities lending.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2000 was $697,671,504 and $453,712,085, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2000 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $ 89,996,432
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                      $(15,880,101)
=========================================================
Net unrealized appreciation of investment
  securities                                 $ 74,116,331
_________________________________________________________
=========================================================
Cost of investments for tax purposes is
  $418,442,282.

NOTE 8-CAPITAL STOCK

Changes in capital stock outstanding during the years October 31, 2000 and 1999 were as follows:

                                                                         2000                          1999
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
                                                              ----------    ------------    ----------    ------------
Sold:
  Class A                                                     14,973,472    $398,349,739     7,243,646    $103,416,688
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      5,164,473     138,279,616     3,045,028      43,081,822
----------------------------------------------------------------------------------------------------------------------
  Class C                                                      2,755,179      71,725,762     2,148,542      29,835,245
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                             --              --         5,672          76,739
======================================================================================================================
Reacquired:
  Class A                                                     (9,417,238)   (248,769,501)   (7,125,444)   (101,043,812)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,967,360)    (49,581,663)   (2,797,703)    (39,103,849)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                     (1,150,167)    (29,711,291)   (2,160,106)    (30,081,700)
======================================================================================================================
                                                              10,358,359    $280,292,662       359,635    $  6,181,133
______________________________________________________________________________________________________________________
======================================================================================================================

NOTE 9-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                   CLASS A
                                                                ----------------------------------------------
                                                                                              NOVEMBER 3, 1997
                                                                                              (DATE OPERATIONS
                                                                YEAR ENDED     YEAR ENDED        COMMENCED)
                                                                OCTOBER 31,    OCTOBER 31,     TO OCTOBER 31,
                                                                  2000(a)         1999            1998(a)
                                                                -----------    -----------    ----------------
Net asset value, beginning of period                             $  16.42        $ 12.96          $ 10.00
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      (0.21)         (0.11)           (0.08)
--------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)             7.38           3.58             3.04
==============================================================================================================
    Total from investment operations                                 7.17           3.47             2.96
==============================================================================================================
Less distributions from net investment income                          --          (0.01)              --
==============================================================================================================
Net asset value, end of period                                   $  23.59        $ 16.42          $ 12.96
______________________________________________________________________________________________________________
==============================================================================================================
Total return(b)                                                     43.67%         26.81%           29.60%
______________________________________________________________________________________________________________
==============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $273,605        $99,148          $76,686
______________________________________________________________________________________________________________
==============================================================================================================
Ratio of expenses to average net assets:                             1.69%(c)       1.88%            1.98%(d)(e)
--------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets         (0.82)%(c)     (0.69)%          (0.58)%(d)
______________________________________________________________________________________________________________
==============================================================================================================
Portfolio turnover rate                                               112%           122%              93%
______________________________________________________________________________________________________________
==============================================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $248,209,210.
(d) Ratios of expenses to average net assets excluding waivers was 2.15%.
(e) Annualized.

                                                                                   CLASS B
                                                                ----------------------------------------------
                                                                                              NOVEMBER 3, 1997
                                                                                              (DATE OPERATIONS
                                                                YEAR ENDED     YEAR ENDED      COMMENCED) TO
                                                                OCTOBER 31,    OCTOBER 31,      OCTOBER 31,
                                                                  2000(a)         1999            1998(a)
                                                                -----------    -----------    ----------------
Net asset value, beginning of period                             $  16.20        $ 12.87          $ 10.00
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      (0.38)         (0.22)           (0.18)
--------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)             7.29           3.55             3.05
==============================================================================================================
    Total from investment operations                                 6.91           3.33             2.87
==============================================================================================================
Net asset value, end of period                                   $  23.11        $ 16.20          $ 12.87
______________________________________________________________________________________________________________
==============================================================================================================
Total return(b)                                                     42.65%         25.87%           28.70%
______________________________________________________________________________________________________________
==============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $169,614        $67,074          $50,121
______________________________________________________________________________________________________________
==============================================================================================================
Ratio of expenses to average net assets:                             2.39%(c)       2.63%            2.72%(d)(e)
--------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets         (1.52)%(c)     (1.44)%          (1.32)%(d)
______________________________________________________________________________________________________________
==============================================================================================================
Portfolio turnover rate                                               112%           122%              93%
______________________________________________________________________________________________________________
==============================================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $156,672,483.
(d) Ratios of expenses to average net assets excluding waivers was 2.89%.
(e) Annualized.

                                                                                   CLASS C
                                                                ----------------------------------------------
                                                                                              NOVEMBER 3, 1997
                                                                                              (DATE OPERATIONS
                                                                YEAR ENDED     YEAR ENDED      COMMENCED) TO
                                                                OCTOBER 31,    OCTOBER 31,      OCTOBER 31,
                                                                  2000(a)         1999            1998(a)
                                                                -----------    -----------    ----------------
Net asset value, beginning of period                              $ 16.21        $ 12.88           $10.00
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      (0.38)         (0.23)           (0.18)
--------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)             7.30           3.56             3.06
==============================================================================================================
    Total from investment operations                                 6.92           3.33             2.88
==============================================================================================================
Net asset value, end of period                                    $ 23.13        $ 16.21           $12.88
______________________________________________________________________________________________________________
==============================================================================================================
Total return(b)                                                     42.69%         25.85%           28.80%
______________________________________________________________________________________________________________
==============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $54,164        $11,938           $9,639
______________________________________________________________________________________________________________
==============================================================================================================
Ratio of expenses to average net assets:                             2.39%(c)       2.63%            2.72%(d)(e)
--------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets         (1.52)%(c)     (1.44)%          (1.32)%(d)
______________________________________________________________________________________________________________
==============================================================================================================
Portfolio turnover rate                                               112%           122%              93%
______________________________________________________________________________________________________________
==============================================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $42,288,606.
(d) Ratios of expenses to average net assets excluding waivers was 2.89%.
(e) Annualized.

                     INDEPENDENT AUDITORS' REPORT

                     The Board of Directors and Shareholders of
                     AIM International Funds, Inc.:

                     We have audited the accompanying statement of assets and liabilities of the AIM Global Aggressive Growth Fund (a portfolio of AIM International Funds, Inc.), including the schedule of investments, as of October 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                       We conducted our audits in accordance with auditing
                     standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                       In our opinion, the financial statements and financial
                     highlights referred to above present fairly, in all material respects, the financial position of AIM Global Aggressive Growth Fund as of October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the periods in the five-year period then ended in conformity with accounting principles generally accepted in the United States of America.

                     /s/ KPMG LLP

                     December 6, 2000
                     Houston, Texas

SCHEDULE OF INVESTMENTS

October 31, 2000

                                                     MARKET
                                     SHARES          VALUE
DOMESTIC COMMON STOCKS-34.04%

BROADCASTING (TELEVISION, RADIO &
  CABLE)-0.66%

Hispanic Broadcasting Corp.(a)         490,400   $   15,325,000
===============================================================

COMMUNICATIONS EQUIPMENT-6.85%

CommScope, Inc.(a)                     379,700        9,611,156
---------------------------------------------------------------
Comverse Technology, Inc.(a)           255,800       28,585,650
---------------------------------------------------------------
Dycom Industries, Inc.(a)              316,200       11,897,025
---------------------------------------------------------------
JDS Uniphase Corp.(a)                1,090,776       88,761,897
---------------------------------------------------------------
Polycom, Inc.(a)                       300,000       19,500,000
===============================================================
                                                    158,355,728
===============================================================

COMPUTERS (HARDWARE)-0.61%

National Instruments Corp.(a)          300,000       14,006,250
===============================================================

COMPUTERS (PERIPHERALS)-2.63%

Actel Corp.(a)                         500,000       18,312,500
---------------------------------------------------------------
QLogic Corp.(a)                        368,700       35,671,725
---------------------------------------------------------------
Silicon Storage Technology,
  Inc.(a)                              300,000        6,825,000
===============================================================
                                                     60,809,225
===============================================================

COMPUTERS (SOFTWARE &
  SERVICES)-0.09%

Starmedia Network, Inc.(a)             325,100        1,991,237
===============================================================

ELECTRICAL EQUIPMENT-2.67%

Cree, Inc.(a)                          125,000       12,406,250
---------------------------------------------------------------
Sanmina Corp.(a)                       273,400       31,253,037
---------------------------------------------------------------
Vishay Intertechnology, Inc.(a)        600,000       18,000,000
===============================================================
                                                     61,659,287
===============================================================

ELECTRONICS (COMPONENT
  DISTRIBUTORS)-3.06%

Power-One, Inc.(a)                     900,000       63,843,750
---------------------------------------------------------------
Sawtek Inc.(a)                         138,000        7,020,750
===============================================================
                                                     70,864,500
===============================================================

ELECTRONICS
  (INSTRUMENTATION)-0.86%

Alpha Industries, Inc.(a)              500,000       19,937,500
===============================================================

ELECTRONICS
  (SEMICONDUCTORS)-6.05%

Dallas Semiconductor Corp.             300,000       11,887,500
---------------------------------------------------------------
Integrated Device Technology,
  Inc.(a)                              675,000       38,010,937
---------------------------------------------------------------
Intersil Holding Corp.(a)              150,000        7,190,625
---------------------------------------------------------------
Micrel, Inc.(a)                        391,600       17,719,900
---------------------------------------------------------------
Microchip Technology Inc.(a)         1,500,000       47,437,500
---------------------------------------------------------------
Semtech Corp.(a)                       550,000       17,737,500
===============================================================
                                                    139,983,962
===============================================================

EQUIPMENT (SEMICONDUCTOR)-0.12%

Credence Systems Corp.(a)              150,000        2,812,500
===============================================================

                                                     MARKET
                                     SHARES          VALUE
HEALTH CARE (DRUGS-GENERIC &
  OTHER)-0.93%

Alpharma Inc.-Class A                  250,000   $    9,703,125
---------------------------------------------------------------
Medicis Pharmaceutical
  Corp.-Class A(a)                     160,100       11,787,363
===============================================================
                                                     21,490,488
===============================================================

HEALTH CARE (HOSPITAL MANAGEMENT)-1.71%

Health Management Associates,
  Inc.-Class A(a)                      400,000        7,925,000
---------------------------------------------------------------
Province Healthcare Co.(a)             752,700       31,707,488
===============================================================
                                                     39,632,488
===============================================================

OIL & GAS (DRILLING & EQUIPMENT)-1.39%

Cooper Cameron Corp.(a)                100,000        5,450,000
---------------------------------------------------------------
National-Oilwell, Inc.(a)              700,000       20,475,000
---------------------------------------------------------------
Patterson Energy, Inc.(a)              225,000        6,328,125
===============================================================
                                                     32,253,125
===============================================================

RESTAURANTS-0.62%

CEC Entertainment Inc.(a)              450,000       14,343,750
===============================================================

RETAIL (BUILDING SUPPLIES)-0.31%

Fastenal Co.                           125,000        7,179,688
===============================================================

RETAIL (SPECIALTY)-0.27%

Linens 'n Things, Inc.(a)              200,000        6,150,000
===============================================================

RETAIL (SPECIALTY-APPAREL)-1.84%

Abercrombie & Fitch Co.-Class
  A(a)                                 500,000       11,781,250
---------------------------------------------------------------
Men's Wearhouse, Inc. (The)(a)         660,000       19,305,000
---------------------------------------------------------------
Too Inc.(a)                            500,000       11,468,750
===============================================================
                                                     42,555,000
===============================================================

SERVICES (DATA PROCESSING)-0.86%

Concord EFS, Inc.(a)                   483,807       19,987,277
===============================================================

SERVICES (EMPLOYMENT)-1.32%

Robert Half International Inc.(a)    1,000,000       30,500,000
===============================================================

TELECOMMUNICATIONS
  (CELLULAR/WIRELESS)-0.78%

Powerwave Technologies, Inc.(a)        375,000       18,046,875
===============================================================

TEXTILES (APPAREL)-0.41%

Quicksilver, Inc.(a)                   500,000        9,562,500
===============================================================
    Total Domestic Common Stocks
      (Cost $486,833,062)                           787,446,380
===============================================================

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-54.99%

AUSTRALIA-0.92%

Brambles Industries Ltd. (Air
  Freight)                             235,000        6,092,927
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
AUSTRALIA-(CONTINUED)

ERG Ltd. (Electrical Equipment)      3,098,000   $   15,175,266
===============================================================
                                                     21,268,193
===============================================================

BRAZIL-3.98%

Brasil Telecom Participacoes
  S.A.-ADR (Telephone)                  60,400        3,272,925
---------------------------------------------------------------
Companhia Brasileira de
  Distribuicao Grupo Pao de
  Acucar-ADR (Retail-Food Chains)      277,419        9,883,052
---------------------------------------------------------------
Companhia de Bebidas das
  Americas-ADR
  (Beverages-Alcoholic)                721,100       16,269,819
---------------------------------------------------------------
Embratel Participacoes S.A.-ADR
  (Telephone)                          285,200        4,616,675
---------------------------------------------------------------
Petroleo Brasileiro
  S.A.-Petrobras-Pfd. (Oil &
  Gas-Exploration & Production)        762,000       20,196,292
---------------------------------------------------------------
Tele Celular Sul Participacoes
  S.A.-ADR
  (Telecommunications-Cellular/
   Wireless)                           114,200        2,876,412
---------------------------------------------------------------
Tele Centro Oeste Celular
  Participacoes S.A.-ADR
  (Telecommunication-Cellular/
   Wireless)                           696,000        7,047,000
---------------------------------------------------------------
Tele Nordeste Celular
  Participacoes S.A.-ADR
  (Telecommunications-Cellular/
   Wireless)                           115,000        4,743,750
---------------------------------------------------------------
Tele Norte Leste Participacoes
  S.A.-ADR (Telephone)                 843,181       18,655,380
---------------------------------------------------------------
Telemig Celular S.A.-ADR
  (Telecommunications-Cellular/
   Wireless)                            84,200        4,420,500
===============================================================
                                                     91,981,805
===============================================================

CANADA-7.42%

ATS Automation Tooling Systems,
  Inc. (Machinery-Diversified)(a)      324,000        5,748,969
---------------------------------------------------------------
Celestica Inc.
  (Electronics-Semiconductors)(a)      268,000       19,262,500
---------------------------------------------------------------
Certicom Corp.
  (Computers-Software &
  Services)(a)                         306,400       10,131,081
---------------------------------------------------------------
C-MAC Industries, Inc.
  (Electronics-Component
  Distributors)(a)                     407,300       22,934,460
---------------------------------------------------------------
Cognos, Inc. (Computers-Software
  & Services)(a)                       442,600       18,367,900
---------------------------------------------------------------
Descartes Systems Group Inc,
  (The) (Computers-Software &
  Services)(a)                         260,000       10,537,550
---------------------------------------------------------------
Exfo Electro-Optical Engineering
  Inc. (Communications
  Equipment)(a)                        160,300        6,111,437
---------------------------------------------------------------
Four Seasons Hotels, Inc.
  (Lodging-Hotels)                     338,300       24,695,900
---------------------------------------------------------------
Onex Corp. (Investments)             1,033,100       16,369,423
---------------------------------------------------------------
Pivotal Corp. (Computers-Software
  & Services)(a)                       122,000        7,457,250
---------------------------------------------------------------
Research in Motion Ltd.
  (Telecommunications-Cellular/
   Wireless)(a)                        151,000       15,100,000
---------------------------------------------------------------
Sears Canada, Inc.
  (Retail-Department Stores)           192,400        3,369,803
---------------------------------------------------------------
Shaw Communications Inc.-Class B
  (Broadcasting-Television, Radio
  & Cable)                             312,300        6,389,953
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
CANADA-(CONTINUED)

Tundra Semiconductor Corp.
  (Electronics-Semiconductors)         146,000   $    5,257,644
===============================================================
                                                    171,733,870
===============================================================

DENMARK-2.61%

Vestas Wind Systems A.S.
  (Manufacturing-Specialized)          925,000       50,103,200
---------------------------------------------------------------
William Demant A.S.
  (Electronics-Instrumentation)        214,900       10,292,380
===============================================================
                                                     60,395,580
===============================================================

FINLAND-0.28%

Elcoteq Network-Class A
  (Manufacturing-Specialized)          192,000        6,550,220
===============================================================

FRANCE-5.06%

Altran Technologies S.A.
  (Services-Commercial &
  Consumer)                            164,700       33,671,233
---------------------------------------------------------------
Business Objects S.A.-ADR
  (Computers-Software &
  Services)(a)                         200,000       15,759,375
---------------------------------------------------------------
Galeries Lafayette
  (Retail-Department Stores)            70,000       11,292,986
---------------------------------------------------------------
Havas Advertising S.A.
  (Services-Advertising/
  Marketing)                           880,000       14,181,960
---------------------------------------------------------------
M6 Metropole Television
  (Broadcasting-Television, Radio
  & Cable)                             343,000       15,136,521
---------------------------------------------------------------
NRJ Group
  (Broadcasting-Television, Radio
  & Cable)(a)                          290,800        9,624,709
---------------------------------------------------------------
Silicon-On-Insulator Technologies
  (SOITEC) (Electronics-Component
  Distributors)(a)                     250,000        5,664,739
---------------------------------------------------------------
Societe Television Francaise 1
  (Broadcasting-Television, Radio
  & Cable)                             216,000       11,786,730
===============================================================
                                                    117,118,253
===============================================================

GERMANY-3.50%

ADVA A.G. Optical Networking
  (Communications Equipment)(a)        172,800       12,684,941
---------------------------------------------------------------
Heidelberger Druckmaschinen A.G.
  (Machinery-Diversified)              182,500        9,641,194
---------------------------------------------------------------
Medion A.G.
  (Electronics-Component
  Distributors)                         85,500        8,707,149
---------------------------------------------------------------
MLP A.G.-Pfd.
  (Services-Commercial &
  Consumer)                            120,000       16,192,242
---------------------------------------------------------------
Porsche A.G.-Pfd. (Automobiles)          6,270       21,018,090
---------------------------------------------------------------
Tecis Holding A.G.
  (Computers-Software & Services)      175,200       12,667,832
===============================================================
                                                     80,911,448
===============================================================

HONG KONG-2.70%

China Mobile Ltd.
  (Telecommunications-Cellular/
   Wireless)(a)                      3,428,000       21,977,177
---------------------------------------------------------------
Dao Heng Bank Group Ltd.
  (Banks-Regional)                   3,047,000       15,393,230
---------------------------------------------------------------
Esprit Holdings Ltd.
  (Retail-Specialty Apparel)         3,506,000        3,011,950
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
HONG KONG-(CONTINUED)

Hutchison Whampoa Ltd.
  (Retail-Food Chains)               1,776,500   $   22,095,205
===============================================================
                                                     62,477,562
===============================================================

INDIA-0.48%

Infosys Technologies Ltd.
  (Computers-Software &
  Services)(b)                          45,000        6,913,882
---------------------------------------------------------------
Satyam Computer Services Ltd.
  (Computers-Software & Services)      645,000        4,248,875
===============================================================
                                                     11,162,757
===============================================================

ISRAEL-1.51%

NICE Systems Ltd.-ADR
  (Communications Equipment)(a)        259,000       12,108,250
---------------------------------------------------------------
Orbotech, Ltd.
  (Computers-Software &
  Services)(a)                         430,650       22,797,534
===============================================================
                                                     34,905,784
===============================================================

ITALY-0.98%

Gruppo Editoriale L'Espresso
  (Publishing)                       2,080,000       22,753,325
===============================================================

JAPAN-3.59%

Bellsystem 24, Inc. (Services-
  Commercial & Consumer)                42,000       15,088,668
---------------------------------------------------------------
Circle K Japan Co. Ltd.
  (Retail-Food Chains)                 244,200        7,877,780
---------------------------------------------------------------
Crayfish Co. Ltd.-ADR (Computers-
  Software & Services)(a)              373,900          584,219
---------------------------------------------------------------
Hokuto Corp. (Agricultural
  Products)                            288,850        9,159,336
---------------------------------------------------------------
Sanix Inc. (Services-Commercial &
  Consumer)                            155,250        7,953,512
---------------------------------------------------------------
Softbank Corp.
  (Computers-Software & Services)      204,000       12,245,796
---------------------------------------------------------------
Trend Micro Inc.
  (Computers-Software &
  Services)(a)                         115,550       10,907,437
---------------------------------------------------------------
Yahoo Japan Corp.
  (Computers-Software &
  Services)(a)                             224       19,297,072
===============================================================
                                                     83,113,820
===============================================================

MEXICO-5.93%

Cemex S.A. de C.V.-ADR
  (Construction-Cement &
  Aggregates)                          259,400        5,479,825
---------------------------------------------------------------
Cemex S.A. de C.V. Wts.-ADR
  (Construction-Cement &
  Aggregates) expiring
  12/13/02 (c)                          16,212           32,424
---------------------------------------------------------------
Coca-Cola Femsa S.A.-ADR
  (Beverages-Non-Alcoholic)            566,300       10,865,881
---------------------------------------------------------------
Controladora Comercial Mexicana
  S.A. de C.V.-ADR-Units
  (Retail-General Merchandise)(d)    2,579,000        2,858,963
---------------------------------------------------------------
Corporacion Interamericana de
  Entretenimiento S.A. Class B
  (Entertainment)(a)                 3,288,144       14,855,451
---------------------------------------------------------------
Fomento Economico Mexicano, S.A.
  de C.V.-ADR
  (Beverages-Alcoholic)                446,880       17,065,230
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
MEXICO-(CONTINUED)

Grupo Financiero Banamex Accival,
  S.A. de C.V. (Banacci)
  (Financial-Diversified)(a)         7,104,000   $   11,040,100
---------------------------------------------------------------
Grupo Financiero Bancomer, S.A.
  de C.V.-Class O
  (Banks-Regional)(a)               11,940,000        7,392,261
---------------------------------------------------------------
Grupo Modelo S.A. de C.V.-Series
  C (Beverages-Alcoholic)            3,161,000        8,429,774
---------------------------------------------------------------
Grupo Televisa S.A.-GDR
  (Entertainment)(a)                   323,000       17,482,375
---------------------------------------------------------------
Kimberly-Clark de Mexico, S.A. de
  C.V.-Class A (Paper & Forest
  Products)                          2,014,000        5,149,791
---------------------------------------------------------------
Organizacion Soriana S.A. de
  C.V.-Class B (Retail-Department
  Stores)                            1,776,000        5,572,056
---------------------------------------------------------------
Telefonos de Mexico S.A. de C.V.-
  Class L-ADR (Telephone)              198,600       10,711,987
---------------------------------------------------------------
Tubos de Acero de Mexico S.A.-ADR
  (Oil & Gas-Drilling &
  Equipment)                           541,800        8,240,778
---------------------------------------------------------------
Wal-Mart de Mexico S.A. de
  C.V.-Series C (Retail-General
  Merchandise)(a)                    5,300,000       12,083,246
===============================================================
                                                    137,260,142
===============================================================

NETHERLANDS-0.36%

Nutreco Holding N.V.
  (Agricultural Products)              194,900        8,402,416
===============================================================

NORWAY-0.40%

Tomra Systems A.S.A.
  (Manufacturing-Specialized)          231,700        9,315,050
===============================================================

PHILIPPINES-0.11%

SM Prime Holdings, Inc. (Land
  Development)                      32,000,000        2,475,822
===============================================================

SINGAPORE-1.47%

Chartered Semiconductor
  Manufacturing Ltd.-ADR
  (Electronics-
  Semiconductors)(a)                   172,600        8,025,900
---------------------------------------------------------------
Datacraft Asia Ltd.
  (Communications Equipment)           867,880        5,944,978
---------------------------------------------------------------
DBS Group Holdings Ltd.
  (Banks-Money Center)                 640,813        7,552,713
---------------------------------------------------------------
Keppel Corp. Ltd. (Engineering &
  Construction)                      1,939,000        3,864,089
---------------------------------------------------------------
Keppel Land Ltd. (Land
  Development)                       3,413,000        5,091,419
---------------------------------------------------------------
Singapore Press Holdings Ltd.
  (Publishing-Newspapers)              240,000        3,429,938
===============================================================
                                                     33,909,037
===============================================================

SOUTH KOREA-1.12%

Hyundai Motor Co. Ltd.
  (Automobiles)                        475,124        5,429,989
---------------------------------------------------------------
Korea Telecom Corp.-ADR
  (Telephone)                          274,500       10,122,188
---------------------------------------------------------------
Pohang Iron & Steel Co. Ltd.-ADR
  (Iron & Steel)                       265,700        4,201,381
---------------------------------------------------------------
Samsung Electronics N.V.
  (Electronics-Component
  Distributors)                         48,200        6,038,242
===============================================================
                                                     25,791,800
===============================================================

                                                     MARKET
                                     SHARES          VALUE
SPAIN-1.06%

NH Hoteles, S.A. (Investment
  Management)                        1,667,800   $   18,824,534
---------------------------------------------------------------
Promotoba de Informaciones S.A.
  (Prisa) (Publishing)(a)              289,800        5,582,810
===============================================================
                                                     24,407,344
===============================================================

SWEDEN-1.14%

Assa Abloy A.B.-Class B (Metal
  Fabricators)                         920,000       16,942,062
---------------------------------------------------------------
Biacore International A.B.
  (Electronics-
  Instrumentation)(a)                  167,800        7,120,630
---------------------------------------------------------------
OM Grupppen A.B. (Investment
  Banking/Brokerage)                    61,000        2,179,509
===============================================================
                                                     26,242,201
===============================================================

SWITZERLAND-4.16%

Charles Voegele Holding A.G.
  (Retail-Department Stores)           104,900       19,727,480
---------------------------------------------------------------
ESEC Holding A.G. (Equipment-
  Semiconductors)(a)                    17,000        5,864,352
---------------------------------------------------------------
Kudelski S.A.
  (Electronics-Component
  Distributors)(a)                      12,200       16,426,863
---------------------------------------------------------------
Micronas Semiconductor Holding
  A.G.
  (Electronics-Semiconductors)(a)       26,700       11,587,381
---------------------------------------------------------------
Straumann A.G. (Health
  Care-Specialized Services)             8,100       17,508,763
---------------------------------------------------------------
Synthes Stratec, Inc. (Health
  Care-Medical Products &
  Supplies)(b)                          14,000        8,918,934
---------------------------------------------------------------
Tecan A.G. (Health Care-Medical
  Products & Supplies)                  15,100       16,214,878
===============================================================
                                                     96,248,651
===============================================================

TAIWAN-1.15%

Compal Electronics Inc.
  (Computers-Hardware)               3,641,300        5,553,475
---------------------------------------------------------------
Far Eastern Textile Ltd.
  (Textiles-Apparel)                   676,965          557,069
---------------------------------------------------------------
Taiwan Semiconductor
  Manufacturing Co. Ltd.
  (Electronics-
  Semiconductors)(a)                 3,713,280       11,257,585
---------------------------------------------------------------
United Microelectronics Corp.
  Ltd. (Electronics-Component
  Distributors)(a)                   5,284,400        9,318,200
===============================================================
                                                     26,686,329
===============================================================

                                                     MARKET
                                     SHARES          VALUE
THAILAND-0.20%

Advanced Info Service Public Co.
  Ltd. (Telephone)(a)                  569,000   $    4,680,254
===============================================================

UNITED KINGDOM-4.86%

ARM Holdings PLC (Electronics-
  Semiconductors)(a)                 1,393,450       13,752,683
---------------------------------------------------------------
Bookham Technology PLC
  (Communications Equipment)(a)        171,300        5,641,297
---------------------------------------------------------------
CMG PLC (Computers-Software &
  Services)                            612,000       10,205,695
---------------------------------------------------------------
Dimension Data Holdings PLC
  (Computers-Software &
  Services)(a)                       1,536,126       13,466,381
---------------------------------------------------------------
J.D. Wetherspoon PLC (Leisure
  Time-Products)                       469,600        2,119,706
---------------------------------------------------------------
Logica PLC (Computers-Software &
  Services)                            559,200       16,548,991
---------------------------------------------------------------
Matalan PLC (Retail-Discounters)     1,600,000       15,094,560
---------------------------------------------------------------
NDS Group PLC-ADR (Broadcasting-
  Television, Radio & Cable)(a)        100,000        7,500,000
---------------------------------------------------------------
Pace Micro Technology PLC
  (Communications Equipment)         1,360,000        9,711,608
---------------------------------------------------------------
Shire Pharmaceuticals Group PLC
  (Health Care-Drugs-Generic &
  Other)(a)                            908,400       18,458,325
===============================================================
                                                    112,499,246
===============================================================
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $905,093,017)                               1,272,290,909
===============================================================

MONEY MARKET FUNDS-9.60%

STIC Liquid Assets Portfolio(e)    111,077,016      111,077,016
---------------------------------------------------------------
STIC Prime Portfolio(e)            111,077,016      111,077,016
===============================================================
    Total Money Market Funds
      (Cost $222,154,032)                           222,154,032
===============================================================
TOTAL INVESTMENTS-98.63%
  (Cost $1,614,080,111)                           2,281,891,321
===============================================================
OTHER ASSETS LESS
  LIABILITIES-1.37%                                  31,735,771
===============================================================
NET ASSETS-100.00%                               $2,313,627,092
_______________________________________________________________
===============================================================

Investment Abbreviations

ADR   - American Depositary Receipt
GDR   - Global Depositary Receipt
Pfd.  - Preferred
Wts.  - Warrants

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security fair valued in accordance with the procedures established by the Board of Directors.
(c) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(d) Each unit represents three B shares and one C share.
(e) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000


ASSETS:

Investments, at market value (cost
  $1,614,080,111)                              $2,281,891,321
-------------------------------------------------------------
Foreign currencies, at value (cost
  $36,401,071)                                     36,604,081
-------------------------------------------------------------
Receivables for:
  Investments sold                                  8,384,239
-------------------------------------------------------------
  Capital stock sold                                4,132,695
-------------------------------------------------------------
  Dividends and interest                            2,560,804
-------------------------------------------------------------
Collateral for securities loaned                  277,475,346
-------------------------------------------------------------
Investment for deferred compensation plan              48,943
-------------------------------------------------------------
Other assets                                          322,202
=============================================================
    Total assets                                2,611,419,631
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                            12,052,502
-------------------------------------------------------------
  Capital stock reacquired                          3,655,996
-------------------------------------------------------------
  Collateral upon return of securities loaned     277,475,346
-------------------------------------------------------------
  Deferred compensation plan                           48,943
-------------------------------------------------------------
Accrued advisory fees                               1,691,908
-------------------------------------------------------------
Accrued administrative services fees                   15,096
-------------------------------------------------------------
Accrued distribution fees                           1,853,706
-------------------------------------------------------------
Accrued directors' fees                                   867
-------------------------------------------------------------
Accrued transfer agent fees                           563,326
-------------------------------------------------------------
Accrued operating expenses                            434,849
=============================================================
    Total liabilities                             297,792,539
=============================================================
Net assets applicable to shares outstanding    $2,313,627,092
_____________________________________________________________
=============================================================

NET ASSETS:

Class A                                        $1,103,740,292
_____________________________________________________________
=============================================================
Class B                                        $1,158,978,687
_____________________________________________________________
=============================================================
Class C                                        $   50,908,113
_____________________________________________________________
=============================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                      200,000,000
-------------------------------------------------------------
  Outstanding                                      42,670,252
_____________________________________________________________
=============================================================
Class B:
  Authorized                                      200,000,000
-------------------------------------------------------------
  Outstanding                                      46,400,165
_____________________________________________________________
=============================================================
Class C:
  Authorized                                      200,000,000
-------------------------------------------------------------
  Outstanding                                       2,037,273
_____________________________________________________________
=============================================================
Class A:
  Net asset value and redemption price per
    share                                      $        25.87
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $25.87 divided by
    95.25%)                                    $        27.16
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per
    share                                      $        24.98
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per
    share                                      $        24.99
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 2000


INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $1,196,779)                                   $  8,064,739
------------------------------------------------------------
Dividends from affiliated money market funds       9,148,451
------------------------------------------------------------
Interest                                             103,328
------------------------------------------------------------
Security lending income                              367,900
============================================================
    Total investment income                       17,684,418
============================================================

EXPENSES:

Advisory fees                                     22,245,857
------------------------------------------------------------
Administrative services fees                         182,264
------------------------------------------------------------
Custodian fees                                     1,520,123
------------------------------------------------------------
Distribution fees -- Class A                       6,067,804
------------------------------------------------------------
Distribution fees -- Class B                      13,029,893
------------------------------------------------------------
Distribution fees -- Class C                         417,860
------------------------------------------------------------
Transfer agent fees -- Class A                     2,130,793
------------------------------------------------------------
Transfer agent fees -- Class B                     2,783,318
------------------------------------------------------------
Transfer agent fees -- Class C                        89,259
------------------------------------------------------------
Directors' fees                                        9,264
------------------------------------------------------------
Other                                              1,091,832
============================================================
    Total expenses                                49,568,267
============================================================
Less: Expenses paid indirectly                       (55,407)
============================================================
    Net expenses                                  49,512,860
============================================================
Net investment income (loss)                     (31,828,442)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
  Investment securities                          470,167,710
------------------------------------------------------------
  Foreign currencies                              (6,488,869)
============================================================
                                                 463,678,841
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (36,865,762)
------------------------------------------------------------
  Foreign currencies                                 (18,069)
============================================================
                                                 (36,883,831)
============================================================
Net gain from investment securities and
  foreign currencies                             426,795,010
============================================================
Net increase in net assets resulting from
  operations                                    $394,966,568
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2000 and 1999

                                                                   2000              1999
                                                              --------------    --------------

OPERATIONS:

  Net investment income (loss)                                $  (31,828,442)   $  (21,800,341)
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                   463,678,841       195,571,025
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                 (36,883,831)      394,291,022
==============================================================================================
    Net increase in net assets resulting from operations         394,966,568       568,061,706
==============================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                        (51,990,426)               --
----------------------------------------------------------------------------------------------
  Class B                                                        (58,426,813)               --
----------------------------------------------------------------------------------------------
  Class C                                                         (1,135,421)               --
----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        112,191,153      (361,902,444)
----------------------------------------------------------------------------------------------
  Class B                                                         84,244,285      (307,272,112)
----------------------------------------------------------------------------------------------
  Class C                                                         38,282,689        (1,457,883)
==============================================================================================
    Net increase (decrease) in net assets                        518,132,035      (102,570,733)
==============================================================================================

NET ASSETS:

  Beginning of year                                            1,795,495,057     1,898,065,790
==============================================================================================
  End of year                                                 $2,313,627,092    $1,795,495,057
______________________________________________________________________________________________
==============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $1,218,746,808    $  992,683,210
----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                        (108,263)      (13,357,764)
----------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment securities
    and foreign currencies                                       427,253,871       111,551,104
----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                           667,734,676       704,618,507
==============================================================================================
                                                              $2,313,627,092    $1,795,495,057
______________________________________________________________________________________________
==============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2000

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Global Aggressive Growth Fund (the "Fund") is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is above-average long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On October 31, 2000, undistributed net investment income was increased by $45,077,943, undistributed net realized gains decreased by $36,423,414 and paid-in capital decreased by $8,654,529 as a result of book/tax differences due to utilization of a portion of the proceeds from redemptions as distributions for federal income tax purposes, foreign currency transactions and net operating loss reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Bond Premiums -- It has been the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes. In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not effect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of this principle will not be material to the financial statements.
H. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.90% of the first $1 billion of the Fund's average daily net assets, plus 0.85% of the Fund's average daily net assets in excess of $1 billion.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2000, AIM was paid $182,264 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended October 31, 2000, AFS was paid $3,024,696 for such services.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the year ended October 31, 2000, the Class A, Class B and Class C shares paid AIM Distributors $6,067,804, $13,029,893 and $417,860, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $667,333 from sales of the Class A shares of the Fund during the year ended October 31, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2000, AIM Distributors received $72,714 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 2000, the Fund paid legal fees of $7,964 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $34,299 and reductions in custodian fees of $21,108 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $55,407.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly and failed to return the securities.
  At October 31, 2000, securities with an aggregate value of $268,671,196 were on loan to brokers. The loans were secured by cash collateral of $277,475,346. For the year ended October 31, 2000, the Fund received fees of $367,900 for securities lending.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2000 was $1,456,299,617 and $1,558,928,652, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2000 is as follows:

Aggregate unrealized appreciation of
  investment securities                     $ 781,574,831
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                      (115,619,284)
=========================================================
Net unrealized appreciation of investment
  securities                                $ 665,955,547
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $1,615,935,774.

NOTE 8-CAPITAL STOCK

Changes in capital stock outstanding during the years October 31, 2000 and 1999 were as follows:

                                                                          2000                             1999
                                                              ----------------------------    ------------------------------
                                                                SHARES          AMOUNT          SHARES           AMOUNT
                                                              -----------    -------------    -----------    ---------------
Sold:
  Class A                                                      18,396,903    $ 547,555,973     44,392,973    $   788,784,876
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                       6,080,280      181,657,597      2,884,425         50,807,802
----------------------------------------------------------------------------------------------------------------------------
  Class C                                                       1,805,060       53,447,289        812,924         14,207,396
============================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                       1,995,404       49,763,525             --                 --
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                       2,238,791       54,178,748             --                 --
----------------------------------------------------------------------------------------------------------------------------
  Class C                                                          42,452        1,027,748             --                 --
============================================================================================================================
Reacquired:
  Class A                                                     (16,549,844)    (485,128,345)   (64,640,003)    (1,150,687,320)
----------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (5,346,711)    (151,592,060)   (20,494,580)      (358,079,914)
----------------------------------------------------------------------------------------------------------------------------
  Class C                                                        (574,953)     (16,192,348)      (897,630)       (15,665,279)
============================================================================================================================
                                                                8,087,382    $ 234,718,127    (37,941,891)   $  (670,632,439)
____________________________________________________________________________________________________________________________
============================================================================================================================

NOTE 9-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                        CLASS A
                                                              ------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------------
                                                               2000(a)      1999(a)     1998(a)      1997(a)      1996(a)
                                                              ----------    --------    --------    ----------    --------
Net asset value, beginning of period                          $    21.95    $  15.87    $  17.28    $    15.76    $  13.09
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.28)      (0.17)      (0.10)        (0.15)      (0.09)
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                     5.56        6.25       (1.31)         1.67        2.81
==========================================================================================================================
    Total from investment operations                                5.28        6.08       (1.41)         1.52        2.72
==========================================================================================================================
Less distributions:
  Distributions from net realized gains                            (1.36)         --          --            --       (0.05)
==========================================================================================================================
Net asset value, end of period                                $    25.87    $  21.95    $  15.87    $    17.28    $  15.76
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(b)                                                    24.27%      38.31%       8.16%         9.65%      20.83%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $1,103,740    $852,198    $937,587    $1,242,505    $919,319
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets                             1.65%(c)    1.80%       1.75%         1.75%       1.83%
==========================================================================================================================
Ratio of net investment income (loss) to average net assets        (0.96)%(c)  (0.95)%     (0.55)%       (0.88)%     (0.62)%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate                                               62%         60%         50%           57%         44%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include sales charges.
(c) Ratios are based on average daily net assets of $1,213,560,798.

                                                                                        CLASS B
                                                              ------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------------
                                                               2000(a)      1999(a)     1998(a)      1997(a)      1996(a)
                                                              ----------    --------    --------    ----------    --------
Net asset value, beginning of period                          $    21.35    $  15.52    $  17.00    $    15.58    $  13.02
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.42)      (0.27)      (0.19)        (0.24)      (0.17)
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                     5.41        6.10       (1.29)         1.66        2.78
==========================================================================================================================
    Total from investment operations                                4.99        5.83       (1.48)         1.42        2.61
==========================================================================================================================
Less distributions:
  Distributions from net realized gains                            (1.36)         --          --            --       (0.05)
==========================================================================================================================
Net asset value, end of period                                $    24.98    $  21.35    $  15.52    $    17.00    $  15.58
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(b)                                                    23.56%      37.56%       8.71%         9.11%      20.09%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $1,158,979    $926,972    $947,293    $1,241,999    $807,215
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets                             2.19%(c)    2.37%       2.32%         2.30%       2.37%
==========================================================================================================================
Ratio of net investment income (loss) to average net assets        (1.50)%(c)  (1.52)%     (1.11)%       (1.44)%     (1.16)%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate                                               62%         60%         50%           57%         44%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges.
(c) Ratios are based on average daily net assets of $1,302,989,286.

                                                                                      CLASS C
                                                              -------------------------------------------------------
                                                                                                   AUGUST 4, 1997
                                                                 YEAR ENDED OCTOBER 31,        (DATE SALES COMMENCED)
                                                              -----------------------------        TO OCTOBER 31,
                                                              2000(a)    1999(a)    1998(a)           1997(a)
                                                              -------    -------    -------    ----------------------
Net asset value, beginning of period                          $21.35     $15.52     $17.00             $18.39
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.42)     (0.27)     (0.19)             (0.04)
---------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 5.42       6.10      (1.29)             (1.35)
=====================================================================================================================
    Total from investment operations                            5.00       5.83      (1.48)             (1.39)
=====================================================================================================================
Less distributions:
  Distributions from net realized gains                        (1.36)        --         --                 --
=====================================================================================================================
Net asset value, end of period                                $24.99     $21.35     $15.52             $17.00
_____________________________________________________________________________________________________________________
=====================================================================================================================
Total return(b)                                                23.61%     37.56%      8.71%              7.56%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                     $50,908    $16,325    $13,186             $4,676
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratio of expenses to average net assets                         2.19%(c)   2.37%      2.34%              2.36%(d)
=====================================================================================================================
Ratio of net investment income (loss) to average net assets    (1.50)%(c) (1.52)%    (1.13)%            (1.50)%(d)
_____________________________________________________________________________________________________________________
=====================================================================================================================
Portfolio turnover rate                                           62%        60%        50%                57%
_____________________________________________________________________________________________________________________
=====================================================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $41,785,990.
(d) Annualized.

                       INDEPENDENT AUDITORS' REPORT

                       The Board of Directors and Shareholders of
                       AIM International Funds, Inc.:

                       We have audited the accompanying statement of assets and liabilities of AIM Global Growth Fund (a portfolio of AIM International Funds, Inc.), including the schedule of investments, as of October 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                         We conducted our audits in accordance with auditing
                       standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                         In our opinion, the financial statements and financial
                       highlights referred to above present fairly, in all material respects, the financial position of AIM Global Growth Fund as of October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the periods in the five-year period then ended in conformity with accounting principles generally accepted in the United States of America.

                       /s/ KPMG LLP

                       December 6, 2000
                       Houston, Texas

SCHEDULE OF INVESTMENTS

October 31, 2000

                                                     MARKET
                                      SHARES         VALUE
DOMESTIC COMMON STOCKS-47.74%

BANKS (MONEY CENTER)-1.18%

Chase Manhattan Corp. (The)            440,000   $   20,020,000
===============================================================

BIOTECHNOLOGY-1.75%

Amgen Inc.(a)                          303,000       17,555,062
---------------------------------------------------------------
Protein Design Labs, Inc.(a)            89,500       12,089,492
===============================================================
                                                     29,644,554
===============================================================

COMMUNICATIONS EQUIPMENT-5.53%

ADC Telecommunications, Inc.(a)        612,000       13,081,500
---------------------------------------------------------------
Comverse Technology, Inc.(a)           255,000       28,496,250
---------------------------------------------------------------
JDS Uniphase Corp.(a)                  188,768       15,360,996
---------------------------------------------------------------
Redback Networks Inc.(a)               221,000       23,522,687
---------------------------------------------------------------
Scientific-Atlanta, Inc.               190,700       13,051,031
===============================================================
                                                     93,512,464
===============================================================
COMPUTERS (HARDWARE)-2.22%
McDATA Corp.-Class B(a)                 37,600        3,134,312
---------------------------------------------------------------
Sun Microsystems, Inc.(a)              311,000       34,482,125
===============================================================
                                                     37,616,437
===============================================================

COMPUTERS (NETWORKING)-2.61%

Cisco Systems, Inc.(a)                 392,500       21,145,937
---------------------------------------------------------------
Juniper Networks, Inc.(a)              118,000       23,010,000
===============================================================
                                                     44,155,937
===============================================================

COMPUTERS (PERIPHERALS)-4.09%

Brocade Communications Systems,
  Inc.(a)                               99,000       22,510,125
---------------------------------------------------------------
EMC Corp.(a)                           525,000       46,757,813
===============================================================
                                                     69,267,938
===============================================================

COMPUTERS (SOFTWARE &
  SERVICES)-10.17%

America Online, Inc.(a)                128,000        6,455,040
---------------------------------------------------------------
Ariba, Inc.(a)                         127,000       16,049,625
---------------------------------------------------------------
BEA Systems, Inc.(a)                   225,000       16,143,750
---------------------------------------------------------------
Mercury Interactive Corp.(a)           203,000       22,533,000
---------------------------------------------------------------
Rational Software Corp.(a)             446,000       26,620,625
---------------------------------------------------------------
Siebel Systems, Inc.(a)                285,000       29,907,188
---------------------------------------------------------------
TIBCO Software Inc.(a)                 141,700        8,927,100
---------------------------------------------------------------
VERITAS Software Corp.(a)              267,000       37,651,172
---------------------------------------------------------------
Vitria Technology, Inc.(a)             290,000        7,793,750
===============================================================
                                                    172,081,250
===============================================================

ELECTRICAL EQUIPMENT-0.49%

Sanmina Corp.(a)                        72,500        8,287,656
===============================================================

                                                     MARKET
                                      SHARES         VALUE
ELECTRONICS
  (INSTRUMENTATION)-1.41%

Waters Corp.(a)                        328,500   $   23,836,781
===============================================================

ELECTRONICS (SEMICONDUCTORS)-2.38%

Analog Devices, Inc.(a)                130,000        8,450,000
---------------------------------------------------------------
Applied Micro Circuits Corp.(a)        166,000       12,688,625
---------------------------------------------------------------
SDL, Inc.(a)                            43,000       11,147,750
---------------------------------------------------------------
Xilinx, Inc.(a)                        110,000        7,968,125
===============================================================
                                                     40,254,500
===============================================================

ENTERTAINMENT-0.52%

Time Warner Inc.                       115,000        8,729,650
===============================================================

FINANCIAL (DIVERSIFIED)-0.53%

American Express Co.                   150,000        9,000,000
===============================================================

HEALTH CARE (DRUGS-GENERIC &
  OTHER)-3.64%

Andrx Group(a)                          42,800        3,081,600
---------------------------------------------------------------
Forest Laboratories, Inc.(a)           236,000       31,270,000
---------------------------------------------------------------
Genentech, Inc.(a)                     330,000       27,225,000
===============================================================
                                                     61,576,600
===============================================================

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-1.81%

Allergan, Inc.                         160,000       13,450,000
---------------------------------------------------------------
Pfizer Inc.                            400,000       17,275,000
===============================================================
                                                     30,725,000
===============================================================

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-2.48%

Medtronic, Inc.                        185,000       10,047,813
---------------------------------------------------------------
PE Corp-PE Biosystems Group            273,000       31,941,000
===============================================================
                                                     41,988,813
===============================================================

HEALTH CARE (SPECIALIZED
  SERVICES)-0.48%

Alza Corp.(a)                          100,000        8,093,750
===============================================================

INSURANCE (MULTI-LINE)-1.55%

American International Group, Inc.     268,000       26,264,000
===============================================================

INVESTMENT BANKING/BROKERAGE-1.98%

Goldman Sachs Group, Inc. (The)         80,000        7,985,000
---------------------------------------------------------------
Morgan Stanley Dean Witter & Co.       317,500       25,499,219
===============================================================
                                                     33,484,219
===============================================================

LEISURE TIME (PRODUCTS)-0.53%

Harley-Davidson, Inc.                  185,000        8,914,688
===============================================================

NATURAL GAS-0.52%

Dynegy Inc.-Class A                    191,000        8,845,688
===============================================================

                                                     MARKET
                                      SHARES         VALUE
POWER PRODUCERS
  (INDEPENDENT)-0.47%

Calpine Corp.(a)                       100,000   $    7,893,750
===============================================================

SERVICES (DATA PROCESSING)-0.46%

Ceridian Corp.(a)                      310,000        7,750,000
===============================================================

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-0.94%

Powerwave Technologies, Inc.(a)        330,000       15,881,250
===============================================================
    Total Domestic Common Stocks
      (Cost $596,805,209)                           807,824,925
===============================================================

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-39.92%

AUSTRALIA-1.29%

AMP Ltd. (Insurance-Life/Health)       448,840        4,045,892
---------------------------------------------------------------
Brambles Industries Ltd. (Air
  Freight)                             335,000        8,685,662
---------------------------------------------------------------
Computershare Ltd.-Wts., expiring
  07/26/01 (Computers-Software &
  Services)                            100,000           55,982
---------------------------------------------------------------
Foster's Brewing Group Ltd.
  (Beverages-Alcoholic)              3,998,000        9,056,228
===============================================================
                                                     21,843,764
===============================================================

BRAZIL-0.96%

Companhia de Bebidas das
  Americas-ADR
  (Beverages-Alcoholic)                408,600        9,219,037
---------------------------------------------------------------
Tele Norte Leste Participacoes
  S.A.-ADR (Telephone)                 314,800        6,964,950
===============================================================
                                                     16,183,987
===============================================================

CANADA-3.32%

Bombardier Inc.-Class B
  (Aerospace/Defense)                1,296,320       20,327,941
---------------------------------------------------------------
C-MAC Industries, Inc.
  (Electronics-Component
  Distributors)(a)                     184,400       10,383,291
---------------------------------------------------------------
Celestica Inc.
  (Electronics-Semiconductors)(a)      205,000       14,603,549
---------------------------------------------------------------
Nortel Networks Corp.
  (Communications Equipment)           239,184       10,882,872
===============================================================
                                                     56,197,653
===============================================================

DENMARK-1.35%

Novo Nordisk A.S.-Class B (Health
  Care- Drugs-Generic & Other)(a)      108,050       22,917,531
===============================================================

FINLAND-1.27%

Nokia Oyj (Communications
  Equipment)                           521,000       21,439,691
===============================================================

FRANCE-7.02%

Alcatel S.A. (Communications
  Equipment)                           330,000       20,135,919
---------------------------------------------------------------
Aventis S.A.
  (Chemicals-Diversified)(a)           290,600       20,962,504
---------------------------------------------------------------
BNP Paribas (Banks-Major Regional)     238,000       20,521,036
---------------------------------------------------------------
Havas Advertising S.A.
  (Services-Advertising/
  Marketing)                           647,900       10,441,468
---------------------------------------------------------------
Pinault-Printemps-Redoute S.A.
  (Retail-General Merchandise)          43,020        7,677,827
---------------------------------------------------------------
Schneider Electric S.A.
  (Housewares)(a)                       82,200        5,354,006
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
FRANCE-(CONTINUED)

Societe Television Francaise 1
  (Broadcasting-Television, Radio
  & Cable)                             151,500   $    8,267,082
---------------------------------------------------------------
STMicroelectronics N.V.
  (Electronics-Semiconductors)         274,000       13,823,914
---------------------------------------------------------------
Total Fina Elf S.A.
  (Oil-International Integrated)        81,459       11,655,348
===============================================================
                                                    118,839,104
===============================================================

GERMANY-0.49%

Siemens A.G.
  (Manufacturing-Diversified)           64,900        8,261,608
===============================================================

HONG KONG-1.59%

China Mobile Ltd.
  (Telecommunications-
  Cellular/Wireless)(a)              1,496,000        9,590,973
---------------------------------------------------------------
Dao Heng Bank Group Ltd.
  (Banks-Regional)                     828,000        4,182,998
---------------------------------------------------------------
Hutchison Whampoa Ltd.
  (Retail-Food Chains)                 781,000        9,713,681
---------------------------------------------------------------
Shangri-La Asia Ltd.
  (Lodging-Hotels)                   3,478,000        3,433,850
===============================================================
                                                     26,921,502
===============================================================

ISRAEL-1.99%

Check Point Software Technologies
  Ltd. (Computers-Software &
  Services)(a)                         213,000       33,733,875
===============================================================

JAPAN-5.72%

Advantest Corp.
  (Electronics-Instrumentation)         43,200        5,633,836
---------------------------------------------------------------
Crayfish Co. Ltd.-ADR
  (Computers-Software &
  Services)(a)                         152,200          237,812
---------------------------------------------------------------
Hirose Electric Co. Ltd.
  (Electronics-Component
  Distributors)                         44,000        5,080,878
---------------------------------------------------------------
Hoya Corp.
  (Manufacturing-Specialized)           50,000        4,133,254
---------------------------------------------------------------
Matsushita Communication
  Industrial Co., Ltd. (Telephone)      46,000        6,028,502
---------------------------------------------------------------
Murata Manufacturing Co., Ltd.
  (Electronics-Component
  Distributors)                         49,000        5,864,822
---------------------------------------------------------------
NEC Corp. (Computers-Hardware)         358,000        6,824,360
---------------------------------------------------------------
Nippon Telegraph & Telephone Corp.
  (Telecommunications-Long
  Distance)                                478        4,350,034
---------------------------------------------------------------
NTT Data Corp. (Computers-Software
  & Services)(a)                           318        2,477,203
---------------------------------------------------------------
NTT DoCoMo, Inc.
  (Telecommunications-
  Cellular/Wireless)                       266        6,557,669
---------------------------------------------------------------
Ricoh Co., Ltd. (Office Equipment
  & Supplies)                          230,000        3,541,218
---------------------------------------------------------------
Rohm Co. Ltd.
  (Electronics-Component
  Distributors)                         17,000        4,286,028
---------------------------------------------------------------
Sanix Inc. (Services-Commercial &
  Consumer)                             72,900        3,734,693
---------------------------------------------------------------
Sanyo Electric Co., Ltd.
  (Electronics-Component
  Distributors)                      1,332,000       10,132,063
---------------------------------------------------------------
Sharp Corp. (Electrical Equipment)     185,000        2,356,688
---------------------------------------------------------------
Sony Corp. (Electrical Equipment)      113,400        9,062,439
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
JAPAN-(CONTINUED)

Takeda Chemical Industries Ltd.
  (Health Care-Drugs-Generic &
  Other)                                94,000   $    6,194,015
---------------------------------------------------------------
Tokyo Electron Ltd. (Electronics-
  Semiconductors)                       67,000        5,243,825
---------------------------------------------------------------
Trend Micro Inc.
  (Computers-Software &
  Services)(a)                          52,550        4,960,500
===============================================================
                                                     96,699,839
===============================================================

MEXICO-1.51%

Coca-Cola Femsa S.A.-ADR
  (Beverages-Non-Alcoholic)            376,100        7,216,419
---------------------------------------------------------------
Grupo Televisa S.A.-GDR
  (Entertainment)(a)                   105,200        5,693,950
---------------------------------------------------------------
Telefonos de Mexico S.A. de C.V.-
  Class L-ADR (Telephone)              137,300        7,405,619
---------------------------------------------------------------
Wal-Mart de Mexico S.A. de
  C.V.-Series C (Retail-General
  Merchandise)(a)                    2,327,000        5,305,229
===============================================================
                                                     25,621,217
===============================================================

NETHERLANDS-2.99%

Koninklijke (Royal) Philips
  Electronics N.V. (Electrical
  Equipment)                           537,000       21,104,627
---------------------------------------------------------------
Royal Dutch Petroleum Co.
  (Oil-International Integrated)       291,840       17,309,657
---------------------------------------------------------------
VNU N.V. (Publishing)                  257,930       12,148,522
===============================================================
                                                     50,562,806
===============================================================

SINGAPORE-0.50%

DBS Group Holdings Ltd.
  (Banks-Money Center)                 459,283        5,413,174
---------------------------------------------------------------
Keppel Corp. Ltd. (Engineering &
  Construction)                        782,600        1,559,585
---------------------------------------------------------------
Singapore Press Holdings Ltd.
  (Publishing-Newspapers)              106,000        1,514,889
===============================================================
                                                      8,487,648
===============================================================

SOUTH KOREA-0.57%

Korea Telecom Corp.-ADR
  (Telephone)                          178,000        6,563,750
---------------------------------------------------------------
Samsung Electronics N.V.
  (Electronics-Component
  Distributors)                         24,000        3,006,593
===============================================================
                                                      9,570,343
===============================================================

SPAIN-1.10%

Telefonica S.A. (Telephone)(a)         868,380       16,559,282
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
SPAIN-(CONTINUED)

Telefonica S.A.-ADR (Telephone)(a)      34,248   $    1,984,243
===============================================================
                                                     18,543,525
===============================================================

SWITZERLAND-3.34%

Adecco S.A. (Services-Commercial &
  Consumer)                             12,958        8,961,661
---------------------------------------------------------------
Compagnie Financiere Richemont
  A.G.-Units (Tobacco)(b)                5,000       13,909,754
---------------------------------------------------------------
Julius Baer Holding A.G.-Class B
  (Banks-Major Regional)                   875        4,332,888
---------------------------------------------------------------
Nestle S.A. (Foods)(a)                   8,300       17,202,192
---------------------------------------------------------------
Serono S.A.-Class B (Health
  Care-Drugs-Generic & Other)           13,520       12,163,712
===============================================================
                                                     56,570,207
===============================================================

UNITED KINGDOM-4.91%

ARM Holdings PLC (Electronics-
  Semiconductors)(a)                   720,400        7,110,002
---------------------------------------------------------------
BP Amoco PLC (Oil-International
  Integrated)                        1,389,100       11,784,337
---------------------------------------------------------------
Marconi PLC (Communications
  Equipment)                         1,098,000       13,864,644
---------------------------------------------------------------
Shell Transport & Trading Co.
  (Oil-International Integrated)     1,491,000       11,999,587
---------------------------------------------------------------
Spirent PLC (Communications
  Equipment)                         1,706,000       15,822,205
---------------------------------------------------------------
Vodafone Group PLC
  (Telecommunications-
  Cellular/Wireless)                 3,501,234       14,571,749
---------------------------------------------------------------
WPP Group PLC
  (Services-Advertising/
  Marketing)                           594,600        7,982,773
===============================================================
                                                     83,135,297
===============================================================
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $555,989,403)                                 675,529,597
===============================================================

MONEY MARKET FUNDS-10.25%

STIC Liquid Assets Portfolio(c)     86,744,451       86,744,451
---------------------------------------------------------------
STIC Prime Portfolio(c)             86,744,451       86,744,451
===============================================================
    Total Money Market Funds (Cost
      $173,488,902)                                 173,488,902
===============================================================
TOTAL INVESTMENTS-97.91% (Cost
  $1,326,283,514)                                 1,656,843,424
===============================================================
OTHER ASSETS LESS
  LIABILITIES-2.09%                                  35,366,989
===============================================================
NET ASSETS-100.00%                               $1,692,210,413
_______________________________________________________________
===============================================================

Investment Abbreviations:

ADR  - American Depositary Receipt
GDR  - Global Depositary Receipt
Ltd. - Limited
Wts. - Warrants

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Consists of more than one class of securities traded together as a unit. In addition to the security listed, each unit includes common or preferred shares of the issuer.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000

ASSETS:

Investments, at market value (cost
  $1,326,283,514)                              $1,656,843,424
-------------------------------------------------------------
Foreign currencies, at market value (cost
  $10,044,949)                                     10,056,555
-------------------------------------------------------------
Receivables for:
  Investments sold                                  4,412,018
-------------------------------------------------------------
  Capital stock sold                               52,492,656
-------------------------------------------------------------
  Dividends and interest                            2,226,247
-------------------------------------------------------------
Investment for deferred compensation plan              32,356
-------------------------------------------------------------
Other assets                                          332,147
=============================================================
    Total assets                               $1,726,395,403
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                            28,300,956
-------------------------------------------------------------
  Capital stock reacquired                          2,719,689
-------------------------------------------------------------
  Deferred compensation plan                           32,356
-------------------------------------------------------------
Accrued advisory fees                               1,035,837
-------------------------------------------------------------
Accrued administrative services fees                   13,262
-------------------------------------------------------------
Accrued distribution fees                           1,232,429
-------------------------------------------------------------
Accrued directors' fees                                   825
-------------------------------------------------------------
Accrued transfer agent fees                           412,954
-------------------------------------------------------------
Accrued operating expenses                            436,682
=============================================================
    Total liabilities                              34,184,990
=============================================================
Net assets applicable to shares outstanding    $1,692,210,413
_____________________________________________________________
=============================================================

NET ASSETS:

Class A                                        $  796,991,823
_____________________________________________________________
=============================================================
Class B                                        $  806,408,561
_____________________________________________________________
=============================================================
Class C                                        $   88,810,029
_____________________________________________________________
=============================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                      200,000,000
-------------------------------------------------------------
  Outstanding                                      32,093,243
_____________________________________________________________
=============================================================
Class B:
  Authorized                                      200,000,000
-------------------------------------------------------------
  Outstanding                                      33,631,933
_____________________________________________________________
=============================================================
Class C:
  Authorized                                      200,000,000
-------------------------------------------------------------
  Outstanding                                       3,702,778
_____________________________________________________________
=============================================================
Class A:
  Net asset value and redemption price per
    share                                      $        24.83
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $24.83 divided by
      95.25%)                                  $        26.07
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per
    share                                      $        23.98
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per
    share                                      $        23.98
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 2000

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $634,651)                                      $14,918,005
------------------------------------------------------------
Dividends from affiliated money market funds       5,318,415
------------------------------------------------------------
Interest                                             448,848
============================================================
    Total investment income                       20,685,268
============================================================

EXPENSES:

Advisory fees                                     11,431,836
------------------------------------------------------------
Administrative services fees                         145,994
------------------------------------------------------------
Custodian fees                                       707,290
------------------------------------------------------------
Distribution fees -- Class A                       3,100,225
------------------------------------------------------------
Distribution fees -- Class B                       6,788,675
------------------------------------------------------------
Distribution fees -- Class C                         675,670
------------------------------------------------------------
Transfer agent fees -- Class A                     1,120,848
------------------------------------------------------------
Transfer agent fees -- Class B                     1,474,643
------------------------------------------------------------
Transfer agent fees -- Class C                       146,770
------------------------------------------------------------
Directors' fees                                        8,853
------------------------------------------------------------
Other                                                665,411
============================================================
    Total expenses                                26,266,215
============================================================
Less: Fees waived by advisor                        (125,000)
------------------------------------------------------------
    Expenses paid indirectly                         (26,785)
============================================================
    Net expenses                                  26,114,430
============================================================
Net investment income (loss)                      (5,429,162)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES, FOREIGN CURRENCIES AND
  OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                           (1,494,323)
------------------------------------------------------------
  Foreign currencies                              (2,234,055)
------------------------------------------------------------
  Option contracts written                           152,919
============================================================
                                                  (3,575,459)
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           22,263,986
------------------------------------------------------------
  Foreign currencies                                (341,656)
------------------------------------------------------------
  Option contracts written                           921,195
============================================================
                                                  22,843,525
============================================================
Net gain on investment securities, foreign
  currencies and option contracts                 19,268,066
============================================================
Net increase in net assets resulting from
  operations                                     $13,838,904
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2000 and 1999

                                                                   2000             1999
                                                              --------------    ------------
OPERATIONS:

  Net investment income (loss)                                $   (5,429,162)   $ (6,059,211)
--------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and option contracts                       (3,575,459)     63,983,622
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies and option contracts           22,843,525     140,454,322
============================================================================================
    Net increase in net assets resulting from operations          13,838,904     198,378,733
============================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                        (22,377,539)     (6,185,053)
--------------------------------------------------------------------------------------------
  Class B                                                        (25,278,124)     (7,892,012)
--------------------------------------------------------------------------------------------
  Class C                                                         (1,981,428)       (358,333)
--------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        420,853,851      84,486,765
--------------------------------------------------------------------------------------------
  Class B                                                        399,786,433      49,407,333
--------------------------------------------------------------------------------------------
  Class C                                                         62,117,243      14,141,472
============================================================================================
    Net increase in net assets                                   846,959,340     331,978,905
============================================================================================

NET ASSETS:

  Beginning of year                                              845,251,073     513,272,168
============================================================================================
  End of year                                                 $1,692,210,413    $845,251,073
____________________________________________________________________________________________
============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $1,364,256,905    $568,723,576
--------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (47,437)       (806,662)
--------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies and option contracts           (2,127,865)     55,673,261
--------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies and option contracts                              330,128,810     221,660,898
============================================================================================
                                                              $1,692,210,413    $845,251,073
____________________________________________________________________________________________
============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2000

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Global Growth Fund (the "Fund") is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On October 31, 2000, undistributed net investment income was increased by $6,188,387, undistributed net realized gains decreased by $4,588,576 and paid in capital decreased by $1,599,811 as a result of book/tax differences due to utilization of a portion of the proceeds from redemptions as distributions for federal income tax purposes, foreign currency transactions and net operating loss reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

   A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written. H. Bond Premiums -- It has been the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes. In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not effect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of this principle will not be material to the financial statements. I. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the first $1 billion of the Fund's average daily net assets, plus 0.80% of the Fund's average daily net assets in excess of $1 billion. AIM has contractually agreed to waive fees and reimburse expenses (excluding interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to offset arrangements, if any) for Class A, Class B and Class C shares to the extent necessary to limit total operating expenses of Class A shares to 1.60% (e.g. if AIM waives 0.07% of Class A expenses, AIM will also waive 0.07% of Class B and Class C expenses). During the year ended October 31, 2000, AIM waived fees of $125,000.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2000, AIM was paid $145,994 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended October 31, 2000, AFS was paid $1,505,470 for such services.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the year ended October 31, 2000, the Class A, Class B and Class C shares paid AIM Distributors $3,100,225, $6,788,675 and $675,670, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $619,969 from sales of the Class A shares of the Fund during the year ended October 31, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2000, AIM Distributors received $44,181 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 2000, the Fund paid legal fees of $5,756 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $18,741 and reductions in custodian fees of $8,044 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $26,785.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. During the year ended October 31, 2000, there were no securities on loan.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2000 was $1,624,906,363 and $1,387,676,119, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2000 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $363,980,808
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (38,626,309)
=========================================================
Net unrealized appreciation of investment
  securities                                 $325,354,499
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $1,331,488,925.

NOTE 8-OPTION CONTRACTS WRITTEN

Transactions in call options written during the year ended October 31, 2000 are summarized as follows:

                                   CALL OPTION CONTRACTS
                                  -----------------------
                                  NUMBER OF     PREMIUMS
                                  CONTRACTS     RECEIVED
                                  ---------    ----------
Beginning of year                   1,444      $1,753,505
---------------------------------------------------------
Closed                               (640)     (1,214,039)
---------------------------------------------------------
Exercised                            (804)       (539,466)
=========================================================
End of year                            --      $        0
_________________________________________________________
=========================================================

NOTE 8-CAPITAL STOCK

Changes in capital stock outstanding during the years October 31, 2000 and 1999 were as follows:

                                                                         2000                            1999
                                                              ---------------------------    ----------------------------
                                                                SHARES         AMOUNT          SHARES          AMOUNT
                                                              ----------    -------------    -----------    -------------
Sold:
  Class A                                                     15,127,777    $ 406,628,704     10,512,070    $ 211,966,029
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                      6,900,851      184,168,116      4,204,829       83,820,436
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                      2,828,982       75,283,012        944,252       18,989,474
=========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        806,611       20,568,517        314,736        5,777,296
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                        942,086       23,307,209        411,104        7,371,231
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                         77,109        1,907,682         37,653          676,846
=========================================================================================================================
Issued in connection with acquisitions:
  Class A                                                      7,688,264      213,107,428*     3,763,754       74,083,124**
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                     10,539,727      282,469,092*     1,833,252       35,223,535**
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                         91,163        2,444,182*            --               --**
=========================================================================================================================
Reacquired:
  Class A                                                     (8,110,012)    (219,450,798)   (10,242,303)    (207,339,684)
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (3,420,141)     (90,157,984)    (3,903,318)     (77,007,869)
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                       (670,330)     (17,517,633)      (277,476)      (5,524,848)
=========================================================================================================================
                                                              32,802,087    $ 882,757,527      7,598,553    $ 148,035,570
_________________________________________________________________________________________________________________________
=========================================================================================================================

* As of the close of business on June 9, 2000, the Fund acquired all the net assets of AIM Global Growth & Income Fund pursuant to a plan of reorganization approved by AIM Global Growth & Income Fund's shareholders on May 31, 2000. The acquisition was accomplished by a tax-free exchange of 18,319,154 shares of the Fund for 74,783,315 shares of AIM Global Growth & Income Fund outstanding as of the close of business on June 9, 2000. AIM Global Growth & Income Fund's net assets at that date were $498,020,702, including $85,624,387 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $1,254,996,609.
** The Fund acquired AIM Worldwide Growth Fund on February 12, 1999. The acquired fund's net assets as of the closing date were $109,306,659. The net assets of the Fund immediately prior to acquisition were $581,902,071.

NOTE 9-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                      CLASS A
                                                              --------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------
                                                              2000(a)       1999        1998        1997        1996
                                                              --------    --------    --------    --------    --------
Net asset value, beginning of period                          $  23.43    $  17.91    $  16.65    $  14.20    $  12.32
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                                            (0.03)      (0.10)      (0.05)      (0.04)      (0.01)
----------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          2.77        6.12        1.74        2.49        2.11
======================================================================================================================
    Total from investment operations                              2.74        6.02        1.69        2.45        2.10
======================================================================================================================
Less distributions from net realized gains                       (1.34)      (0.50)      (0.43)         --       (0.22)
======================================================================================================================
Net asset value, end of period                                $  24.83    $  23.43    $  17.91    $  16.65    $  14.20
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(b)                                                  11.52%      34.43%      10.43%      17.25%      17.26%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $796,992    $388,549    $219,050    $178,917    $114,971
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                1.62%(c)     1.67%      1.70%       1.76%       1.94%
----------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             1.63%(c)     1.67%      1.70%       1.76%       1.93%
======================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.10)%(c)    (0.57)%    (0.27)%    (0.30)%     (0.13)%
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate                                            110%         93%         97%         96%         82%
______________________________________________________________________________________________________________________
======================================================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include sales charges.
(c) Ratios are based on average daily net assets of $620,045,047.

                                                                                      CLASS B
                                                              --------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------
                                                              2000(a)     1999(a)     1998(a)       1997        1996
                                                              --------    --------    --------    --------    --------
Net asset value, beginning of period                          $  22.78    $  17.52    $  16.39    $  14.05    $  12.26
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.17)      (0.23)      (0.15)      (0.11)      (0.05)
----------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          2.71        5.99        1.71        2.45        2.06
======================================================================================================================
    Total from investment operations                              2.54        5.76        1.56        2.34        2.01
======================================================================================================================
Less distributions from net realized gains                       (1.34)      (0.50)      (0.43)         --       (0.22)
======================================================================================================================
Net asset value, end of period                                $  23.98    $  22.78    $  17.52    $  16.39    $  14.05
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(b)                                                  10.95%      33.69%       9.78%      16.65%      16.60%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $806,409    $425,345    $282,456    $224,225    $121,848
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                2.16%(c)     2.23%      2.26%       2.29%       2.49%
----------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             2.17%(c)     2.23%      2.26%       2.29%       2.48%
======================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.64)%(c)    (1.13)%    (0.83)%    (0.83)%     (0.69)%
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate                                            110%         93%         97%         96%         82%
______________________________________________________________________________________________________________________
======================================================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges.
(c) Ratios are based on average daily net assets of $678,867,468.

                                                                                   CLASS C
                                                              -------------------------------------------------
                                                                                                AUGUST 4, 1997
                                                                                                 (DATE SALES
                                                                 YEAR ENDED OCTOBER 31,         COMMENCED) TO
                                                              -----------------------------      OCTOBER 31,
                                                              2000(a)    1999(a)    1998(a)          1997
                                                              -------    -------    -------    ----------------
Net asset value, beginning of period                         $ 22.79    $ 17.52    $ 16.39          $17.39
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.17)     (0.23)     (0.15)          (0.03)
---------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 2.70       6.00       1.71           (0.97)
===============================================================================================================
    Total from investment operations                            2.53       5.77       1.56           (1.00)
===============================================================================================================
Less distributions from net realized gains                     (1.34)     (0.50)     (0.43)             --
===============================================================================================================
Net asset value, end of period                               $ 23.98    $ 22.79    $ 17.52          $16.39
_______________________________________________________________________________________________________________
===============================================================================================================
Total return(b)                                                10.90%     33.69%      9.78%          (5.75)%
_______________________________________________________________________________________________________________
===============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                     $88,810    $31,356    $11,765          $1,100
_______________________________________________________________________________________________________________
===============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                              2.16%(c)   2.23%      2.26%           2.29%(d)
---------------------------------------------------------------------------------------------------------------
  Without fee waivers                                           2.17%(c)   2.23%      2.26%           2.29%(d)
===============================================================================================================
Ratio of net investment income (loss) to average net assets    (0.64)%(c) (1.13)%    (0.83)%         (0.83)%(d)
_______________________________________________________________________________________________________________
===============================================================================================================
Portfolio turnover rate                                          110%        93%        97%             96%
_______________________________________________________________________________________________________________
===============================================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $67,566,969.
(d) Annualized.

                       INDEPENDENT AUDITORS' REPORT

                       To the Board of Directors and Shareholders
                       AIM International Funds, Inc.:

                       We have audited the accompanying statement of assets and liabilities of the AIM Global Income Fund (a portfolio of AIM International Funds, Inc.), including the schedule of investments, as of October 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                       We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Global Income Fund as of October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the periods in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                       /s/ KPMG LLP

                       December 6, 2000
                       Houston, Texas

SCHEDULE OF INVESTMENTS

October 31, 2000

                                     PRINCIPAL       MARKET
                                       AMOUNT        VALUE
U.S. DOLLAR DENOMINATED BONDS &
  NOTES-67.01%

AIR FREIGHT-0.33%

Atlas Air, Inc., Sr. Unsec. Notes,
  10.75%, 08/01/05                   $  530,000   $    551,200
==============================================================

AIRLINES-1.46%

Air 2 US-Series C, Equipment Trust
  Ctfs., 10.13%, 10/01/20 (Acquired
  10/28/99; Cost $450,000)(a)           450,000        463,248
--------------------------------------------------------------
Delta Air Lines, Inc.,
  Deb., 10.38%, 12/15/22                500,000        531,790
--------------------------------------------------------------
  Unsec. Notes, 7.90%, 12/15/09       1,000,000        928,400
--------------------------------------------------------------
Dunlop Standard Aerospace Holdings
  PLC (United Kingdom), Sr. Unsec.
  Yankee Sub. Notes, 11.88%,
  05/15/09                              530,000        530,000
==============================================================
                                                     2,453,438
==============================================================

AUTOMOBILES-0.43%

DaimlerChrysler N.A. Holding Corp.,
  Gtd. Notes, 8.00%, 06/15/10           700,000        721,931
==============================================================
BANKS (MAJOR REGIONAL)-1.62%
BB&T Corp., Putable Sub. Notes,
  6.38%, 06/30/05                       125,000        118,456
--------------------------------------------------------------
Crestar Financial Corp., Sub.
  Notes, 8.75%, 11/15/04                 75,000         78,792
--------------------------------------------------------------
Midland Bank PLC (United Kingdom),
  Yankee Sub. Notes, 7.65%,
  05/01/25                              280,000        282,176
--------------------------------------------------------------
Regions Financial Corp., Putable
  Sub. Notes, 7.75%, 09/15/24           500,000        509,135
--------------------------------------------------------------
Republic New York Corp.,
  Sub. Deb., 9.50%, 04/15/14            370,000        414,766
--------------------------------------------------------------
  Sub. Notes, 9.70%, 02/01/09           400,000        443,140
--------------------------------------------------------------
UBS Preferred Funding Trust I, Gtd.
  Bonds, 8.62%, 10/29/49                855,000        865,715
==============================================================
                                                     2,712,180
==============================================================

BANKS (MONEY CENTER)-2.79%

BSCH Issuance Ltd. (Cayman
  Islands), Gtd. Sub. Notes, 7.63%,
  09/14/10                              800,000        790,728
--------------------------------------------------------------
First Union Corp., Putable Sub.
  Deb.,
  6.55%, 10/15/35                     1,500,000      1,442,775
--------------------------------------------------------------
  7.50%, 04/15/35                     1,000,000        999,890
--------------------------------------------------------------
NCNB Corp., Sub. Notes, 9.38%,
  09/15/09                            1,300,000      1,444,651
==============================================================
                                                     4,678,044
==============================================================

BANKS (REGIONAL)-2.40%

Banponce Trust I-Series A, Gtd.
  Notes, 8.33%, 02/01/27                360,000        323,086
--------------------------------------------------------------
Mercantile Bancorp., Inc., Unsec.
  Sub. Notes, 7.30%, 06/15/07           400,000        393,464
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                       AMOUNT        VALUE
BANKS (REGIONAL)-(CONTINUED)

NBD Bank N.A. Michigan, Putable
  Sub. Deb., 8.25%, 11/01/24         $1,350,000   $  1,419,471
--------------------------------------------------------------
Riggs Capital Trust II-Series C,
  Gtd. Sec. Bonds, 8.88%, 03/15/27      570,000        410,423
--------------------------------------------------------------
Union Planters Bank N.A., Unsec.
  Sub. Notes, 6.50%, 03/15/08           155,000        138,911
--------------------------------------------------------------
Union Planters Capital Trust, Gtd.
  Bonds, 8.20%, 12/15/26                400,000        347,792
--------------------------------------------------------------
US Bancorp, Sub. Deb., 7.50%,
  06/01/26                            1,000,000        997,690
==============================================================
                                                     4,030,837
==============================================================

BEVERAGES (ALCOHOLIC)-0.23%

J Seagram & Sons, Gtd. Deb., 9.65%,
  08/15/18                              300,000        387,036
==============================================================

BROADCASTING (TELEVISION, RADIO & CABLE)-7.88%

Adelphia Communications Corp., Sr.
  Unsec. Notes, 10.88%, 10/01/10        700,000        661,500
--------------------------------------------------------------
AT&T Corp.-Liberty Media Corp.,
  Bonds, 7.88%, 07/15/09                 85,000         82,170
--------------------------------------------------------------
  Sr. Unsec. Deb., 8.25%, 02/01/30    1,050,000        937,734
--------------------------------------------------------------
British Sky Broadcasting Group PLC
  (United Kingdom), Sr. Unsec. Gtd.
  Yankee Notes, 8.20%, 07/15/09         665,000        615,504
--------------------------------------------------------------
Charter Communications Holdings,
  LLC/Charter Communications
  Holdings Capital Corp., Sr.
  Unsec. Disc. Notes, 9.92%,
  04/01/11(b)                         1,000,000        590,000
--------------------------------------------------------------
Clear Channel Communications, Inc.,
  Unsec. Deb., 7.25%, 10/15/27        1,300,000      1,148,654
--------------------------------------------------------------
Comcast Cable Communications,
  Unsec. Notes, 8.50%, 05/01/27       1,000,000      1,074,580
--------------------------------------------------------------
Cox Enterprises, Inc., Notes,
  8.00%, 02/15/07 (Acquired
  02/16/00; Cost $297,759)(a)           300,000        301,263
--------------------------------------------------------------
CSC Holdings Inc.,
  Sr. Unsec. Deb.,
  7.63%, 07/15/18                     1,000,000        893,820
--------------------------------------------------------------
  7.88%, 02/15/18                     1,000,000        916,810
--------------------------------------------------------------
  Sr. Unsec. Notes, 7.88%, 12/15/07   1,875,000      1,818,487
--------------------------------------------------------------
  Series B, Sr. Notes, 8.13%,
    07/15/09                          1,300,000      1,273,480
--------------------------------------------------------------
Fox Family Worldwide, Inc., Sr.
  Unsec. Disc. Notes, 10.25%,
  11/01/07(b)                           940,000        690,900
--------------------------------------------------------------
Knology Holdings, Inc., Sr. Disc.
  Notes, 11.88%, 10/15/07(b)            700,000        316,750
--------------------------------------------------------------
Lenfest Communications, Inc., Sr.
  Unsec. Sub. Notes, 8.25%,
  02/15/08                              650,000        656,591
--------------------------------------------------------------
TCI Communications, Inc., Sr. Deb.,
  8.75%, 08/01/15                       750,000        777,615
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                       AMOUNT        VALUE
BROADCASTING (TELEVISION, RADIO &
  CABLE)-(CONTINUED)

United Pan-Europe Communications
  N.V. (Netherlands)-Series B, Sr.
  Unsec. Disc. Yankee Notes,
  13.75%, 02/01/10(b)                $1,200,000   $    462,000
==============================================================
                                                    13,217,858
==============================================================

BUILDING MATERIALS-0.26%

Dayton Superior Corp., Sr. Unsec.
  Gtd. Sub. Notes, 13.00%, 06/15/09     450,000        429,750
==============================================================

CHEMICALS-0.20%

Agrium, Inc., Unsec. Yankee Notes,
  7.00%, 02/01/04                       350,000        335,559
==============================================================

COMMUNICATIONS EQUIPMENT-0.07%

ProNet Inc., Sr. Sub. Notes,
  11.88%, 06/15/05                      250,000        111,250
==============================================================

COMPUTERS (NETWORKING)-0.28%

Exodus Communications, Inc., Sr.
  Unsec. Notes, 11.25%, 07/01/08        510,000        466,650
==============================================================

COMPUTERS (PERIPHERALS)-0.11%

Equinix Inc., Sr. Unsec. Notes,
  13.00%, 12/01/07                      250,000        188,125
==============================================================

CONSTRUCTION (CEMENT & AGGREGATES)-0.13%

Schuff Steel Co., Sr. Unsec. Gtd.
  Sub. Notes, 10.50%, 06/01/08          350,000        222,250
==============================================================

CONSUMER FINANCE-2.25%

American General Finance Corp., Sr.
  Notes, 8.45%, 10/15/09                270,000        284,467
--------------------------------------------------------------
Capital One Bank, Unsec. Notes,
  7.25%, 05/01/06                     1,450,000      1,370,757
--------------------------------------------------------------
Capital One Financial Corp., Sr.
  Notes, 8.25%, 06/15/05                550,000        554,774
--------------------------------------------------------------
Household Finance Corp., Unsec.
  Notes, 6.88%, 03/01/07                900,000        867,339
--------------------------------------------------------------
MBNA Capital I-Series A, Gtd.
  Bonds, 8.28%, 12/01/26                835,000        697,601
==============================================================
                                                     3,774,938
==============================================================

ELECTRIC COMPANIES-3.67%

CILCORP Inc., Bonds, 9.38%,
  10/15/29                            1,000,000      1,107,820
--------------------------------------------------------------
Cleveland Electric Illuminating Co.
  (The),
  1st Mortgage, 6.86%, 10/01/08         500,000        474,930
--------------------------------------------------------------
  Series D, Sr. Sec. Notes, 7.88%,
    11/01/17                          1,500,000      1,474,065
--------------------------------------------------------------
El Paso Electric Co.
  Series D, Sec. First Mortgage
    Bonds, 8.90%, 02/01/06              500,000        525,570
--------------------------------------------------------------
  Series E, Sec. First Mortgage
    Bonds, 9.40%, 05/01/11            1,000,000      1,055,790
--------------------------------------------------------------
Niagara Mohawk Holdings Inc.-Series
  H, Sr. Unsec. Disc. Notes, 8.50%,
  07/01/10(b)                         1,400,000      1,133,062
--------------------------------------------------------------
Public Service Company of New
  Mexico-Series A, Sr. Unsec.
  Notes, 7.10%, 08/01/05                120,000        118,354
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                       AMOUNT        VALUE
ELECTRIC COMPANIES-(CONTINUED)

Texas-New Mexico Power Co., Sr.
  Sec. Notes, 6.25%, 01/15/09        $  300,000   $    268,557
==============================================================
                                                     6,158,148
==============================================================

ELECTRICAL EQUIPMENT-1.08%

Emerson Electric Co., Unsec. Notes,
  7.13%, 08/15/10                     1,000,000      1,004,130
--------------------------------------------------------------
GE Global Insurance Holdings Corp.,
  Notes, 7.75%, 06/15/30                800,000        813,544
==============================================================
                                                     1,817,674
==============================================================

ELECTRONICS (COMPONENT DISTRIBUTORS)-0.74%

Israel Electric Corp. Ltd.
  (Israel),
  Sr. Sec. Medium Term Yankee
  Notes, 7.75%, 03/01/09 (Acquired
  04/13/00-10/23/00; Cost
  $949,217)(a)                        1,000,000        939,350
--------------------------------------------------------------
  Yankee Deb., 7.75%, 12/15/27
  (Acquired 06/09/00; Cost
  $307,293)(a)                          350,000        301,689
==============================================================
                                                     1,241,039
==============================================================

ENGINEERING & CONSTRUCTION-0.38%

Washington Group International,
  Inc., Sr. Unsec. Gtd. Notes,
  11.00%, 07/01/10 (Acquired
  06/28/00; Cost $744,465)(a)           750,000        639,375
==============================================================

ENTERTAINMENT-2.30%

Callahan Nordrhein Westfalen
  (Denmark), Sr. Unsec. Yankee
  Notes, 14.00%, 07/15/10 (Acquired
  06/29/00-08/11/00; Cost
  $523,438)(a)                          525,000        509,250
--------------------------------------------------------------
Time Warner Inc.,
  Deb.,
  9.13%, 01/15/13                     1,000,000      1,118,240
--------------------------------------------------------------
  9.15%, 02/01/23                     1,600,000      1,793,632
--------------------------------------------------------------
  Gtd. Bonds, 6.95%, 01/15/28           500,000        447,950
==============================================================
                                                     3,869,072
==============================================================

FINANCIAL (DIVERSIFIED)-3.01%

AIG SunAmerica Global Financing I,
  Sr. Unsec. Notes, 7.40%, 05/05/03
  (Acquired 10/17/00; Cost
  $335,415)(a)                          330,000        335,577
--------------------------------------------------------------
AIG SunAmerica Global Financing II,
  Sr. Sec. Notes, 7.60%, 06/15/05
  (Acquired 06/08/00; Cost
  $700,000)(a)                          700,000        718,935
--------------------------------------------------------------
Citigroup Inc., Deb.,
  Deb., 6.63%, 01/15/28               1,000,000        868,860
--------------------------------------------------------------
  Unsec. Sub. Notes, 7.25%,
    10/01/10                            715,000        710,302
--------------------------------------------------------------
General Motors Acceptance Corp.,
  Notes, 6.85%, 06/17/04                300,000        297,318
--------------------------------------------------------------
Heller Financial, Inc., Sr. Unsec.
  Notes,
  7.38%, 11/01/09                       500,000        478,050
--------------------------------------------------------------
  8.00%, 06/15/05                       450,000        454,509
--------------------------------------------------------------
Pinnacle Partners, Sr. Notes,
  8.83%, 08/15/04 (Acquired
  08/02/00; Cost $1,000,000)(a)       1,000,000      1,016,010
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                       AMOUNT        VALUE
FINANCIAL (DIVERSIFIED)-(CONTINUED)

Source One Mortgage Services Corp.,
  Deb., 9.00%, 06/01/12              $  150,000   $    165,700
==============================================================
                                                     5,045,261
==============================================================

GAMING, LOTTERY & PARIMUTUEL COMPANIES-0.54%

Hollywood Casino Corp., Sr. Sec.
  Gtd. Sub. Notes, 11.25%, 05/01/07     350,000        368,375
--------------------------------------------------------------
Park Place Entertainment Corp., Sr.
  Unsec. Sub. Notes, 8.88%,
  09/15/08(c)                           550,000        541,750
==============================================================
                                                       910,125
==============================================================

HEALTH CARE (DRUGS-GENERIC & OTHER)-0.15%

Warner Chilcott, Inc., Sr. Unsec.
  Gtd. Sub. Notes, 12.63%,
  02/15/08(c)                           250,000        256,250
==============================================================

HOMEBUILDING-0.28%

K. Hovanian Enterprises Inc., Sr.
  Unsec. Gtd. Notes, 10.50%,
  10/01/07(c)                           500,000        472,500
==============================================================

HOUSEHOLD PRODUCTS
  (NON-DURABLES)-0.26%

Procter & Gamble Co. (The), Putable
  Deb., 8.00%, 09/01/24                 400,000        431,608
==============================================================

INSURANCE (LIFE/HEALTH)-0.09%

Torchmark Corp., Notes, 7.88%,
  05/15/23                              165,000        147,612
==============================================================

INSURANCE (PROPERTY-CASUALTY)-0.56%

Terra Nova Insurance PLC (United
  Kingdom), Sr. Unsec. Gtd. Yankee
  Notes,
  7.00%, 05/15/08                       500,000        469,825
--------------------------------------------------------------
  7.20%, 08/15/07                       500,000        477,245
==============================================================
                                                       947,070
==============================================================

INVESTMENT BANKING/BROKERAGE-2.18%

Lehman Brothers Holdings Inc.,
  Notes, 8.50%, 08/01/15              1,390,000      1,440,513
--------------------------------------------------------------
  Sr. Sub. Notes, 7.38%, 01/15/07     1,000,000        980,930
--------------------------------------------------------------
  Series E, Medium Term Notes,
    9.20%, 02/10/28(d)                1,100,000         90,761
--------------------------------------------------------------
Lehman Brothers Inc., Putable Sr.
  Notes, 8.80%, 03/01/15                215,000        229,246
--------------------------------------------------------------
Merrill Lynch & Co., Unsec. Notes,
  6.88%, 11/15/18                     1,000,000        910,380
==============================================================
                                                     3,651,830
==============================================================

IRON & STEEL-0.03%

Acme Metals Inc., Sr. Unsec. Gtd.
  Notes, 10.88%, 12/15/07(e)            438,000         59,130
==============================================================

LEISURE TIME (PRODUCTS)-0.17%

Marvel Enterprises, Inc., Sr.
  Unsec. Gtd. Sub. Notes, 12.00%,
  06/15/09                              440,000        282,700
==============================================================

LODGING-HOTELS-0.06%

John Q. Hammons Hotels, Inc., Sec.
  First Mortgage Notes, 9.75%,
  10/01/05                              100,000         93,750
==============================================================

                                     PRINCIPAL       MARKET
                                       AMOUNT        VALUE
MACHINERY (DIVERSIFIED)-0.26%

Actuant Corp., Sr. Unsec. Gtd. Sub.
  Notes, 13.00%, 05/01/09 (Acquired
  07/21/00; Cost $444,038)(a)        $  450,000   $    438,750
==============================================================

MANUFACTURING (DIVERSIFIED)-0.96%

Glenoit Corp., Sr. Unsec. Gtd. Sub.
  Notes, 11.00%, 04/15/07(e)            380,000         64,600
--------------------------------------------------------------
Honeywell International Inc.,
  Notes, 7.50%, 03/01/10              1,500,000      1,550,100
==============================================================
                                                     1,614,700
==============================================================

MANUFACTURING (SPECIALIZED)-0.39%

First Wave Marine, Inc., Sr. Unsec.
  Notes, 11.00%, 02/01/08               250,000         68,125
--------------------------------------------------------------
MMI Products, Inc.-Series B, Sr.
  Unsec. Sub. Notes, 11.25%,
  04/15/07                              260,000        255,450
--------------------------------------------------------------
Tekni-Plex, Inc., Sr. Sub. Notes,
  12.75%, 06/15/10(c)                   365,000        333,975
==============================================================
                                                       657,550
==============================================================

METALS MINING-0.14%

Rio Algom Ltd. (Canada), Unsec.
  Yankee Deb., 7.05%, 11/01/05          250,000        242,695
==============================================================

NATURAL GAS-3.65%

Coastal Corp. (The), Sr. Unsec.
  Deb., 6.70%, 02/15/27                 900,000        856,440
--------------------------------------------------------------
Dynegy Inc., Sr. Unsec. Deb.,
  7.13%, 05/15/18                     1,100,000        989,472
--------------------------------------------------------------
Enron Corp.-Series A, Medium Term
  Notes, 8.38%, 05/23/05              1,300,000      1,353,820
--------------------------------------------------------------
KN Capital Trust III-Series B,
  Unsec. Gtd. Bonds, 8.56%,
  04/15/27                            1,000,000        914,080
--------------------------------------------------------------
Northern Border Partners, L.P., Sr.
  Unsec. Gtd. Notes, 8.88%,
  06/15/10 (Acquired 09/07/00; Cost
  $1,038,660)(a)                      1,000,000      1,040,480
--------------------------------------------------------------
Nova Gas Transmission Ltd.
  (Canada), Yankee Deb., 8.50%,
  12/15/12                              450,000        479,781
--------------------------------------------------------------
Sonat Inc., Unsec. Notes, 7.63%,
  07/15/11                              500,000        498,055
==============================================================
                                                     6,132,128
==============================================================

OIL & GAS (DRILLING &
  EQUIPMENT)-1.06%

Petroleum Geo-Services A.S.A.
  (Norway), Yankee Notes, 7.50%,
  03/31/07                            1,820,000      1,778,013
==============================================================

OIL & GAS (EXPLORATION & PRODUCTION)-3.00%

Anadarko Petroleum Corp., Deb.,
  7.73%, 09/15/96                     1,200,000      1,198,980
--------------------------------------------------------------
Apache Crop., Sr. Unsec. Notes,
  7.00%, 02/01/18                     1,000,000        931,980
--------------------------------------------------------------
Statoil (Norway), Yankee Unsec.
  Deb., 7.38%, 05/01/16 (Acquired
  06/01/00; Cost $281,547)(a)           300,000        285,852
--------------------------------------------------------------
DevX Energy, Inc., Sr. Unsec. Gtd.
  Sub. Notes, 12.50%, 07/01/08          160,000        112,800
--------------------------------------------------------------
ONEOK, Inc., Unsec. Notes, 7.75%,
  08/15/06                              400,000        404,220
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                       AMOUNT        VALUE
OIL & GAS (EXPLORATION &
  PRODUCTION)-(CONTINUED)

Parker & Parsley Petroleum Co., Sr.
  Unsec. Notes, 8.25%, 08/15/07      $  620,000   $    607,929
--------------------------------------------------------------
Pogo Producing Co.-Series B, Sr.
  Unsec. Sub. Notes, 10.38%,
  02/15/09                              500,000        527,500
--------------------------------------------------------------
Talisman Energy Inc. (Canada),
  Yankee Deb., 7.13%, 06/01/07          250,000        244,150
--------------------------------------------------------------
Triton Energy Ltd. (Cayman
  Islands), Sr. Yankee Notes,
  8.88%, 10/01/07 (Acquired
  09/27/00; Cost $325,000)(a)           325,000        325,000
--------------------------------------------------------------
Union Pacific Resources Group Inc.,
  Unsec. Deb., 7.50%, 10/15/26          400,000        389,488
==============================================================
                                                     5,027,899
==============================================================

OIL & GAS (REFINING &
  MARKETING)-1.48%

Giant Industries, Inc., Sr. Unsec.
  Gtd. Sub. Notes, 9.00%, 09/01/07      346,000        323,510
--------------------------------------------------------------
Petroleos Mexicanos-Series P
  (Mexico), Unsub. Yankee Notes,
  9.50%, 09/15/27                       800,000        813,760
--------------------------------------------------------------
Texas Petrochemical Corp., Sr.
  Unsec. Sub. Notes, 11.13%,
  07/01/06                              560,000        462,000
--------------------------------------------------------------
Tosco Corp., Unsec. Deb., 7.80%,
  01/01/27                              900,000        877,842
==============================================================
                                                     2,477,112
==============================================================

OIL (DOMESTIC INTEGRATED)-1.37%

Amerada Hess Corp., Bonds, 7.88%,
  10/01/29                              900,000        920,241
--------------------------------------------------------------
Occidental Petroleum Corp., Sr.
  Unsec. Notes, 8.45%, 02/15/29       1,300,000      1,375,803
==============================================================
                                                     2,296,044
==============================================================

OIL (INTERNATIONAL
  INTEGRATED)-1.09%

YPF Sociedad Anonima (Argentina),
  Yankee Bonds,
  8.00%, 02/15/04                     1,400,000      1,380,484
--------------------------------------------------------------
  9.13%, 02/24/09                       450,000        456,579
==============================================================
                                                     1,837,063
==============================================================

PAPER & FOREST PRODUCTS-0.25%

Domtar, Inc. (Canada), Unsec.
  Yankee Deb., 9.50%, 08/01/16          400,000        413,500
==============================================================

PHOTOGRAPHY/IMAGING-0.32%

Polaroid Corp., Sr. Unsec. Notes,
  11.50%, 02/15/06                      670,000        539,350
==============================================================

POWER PRODUCERS (INDEPENDENT)-0.82%

AES Corp. (The), Sr. Unsec. Notes,
  9.38%, 09/15/10                       200,000        199,860
--------------------------------------------------------------
  9.50%, 06/01/09                       700,000        714,000
--------------------------------------------------------------
Kincaid Generation LLC, Sec. Bonds,
  7.33%, 06/15/20 (Acquired
  04/30/98; Cost $495,220)(a)           494,000        461,450
==============================================================
                                                     1,375,310
==============================================================

                                     PRINCIPAL       MARKET
                                       AMOUNT        VALUE

PUBLISHING (NEWSPAPERS)-1.98%

News America Holdings, Inc.,
  Putable Notes,
  Putable Notes, 8.45%, 08/01/34     $1,500,000   $  1,496,970
--------------------------------------------------------------
  Sr. Gtd. Deb., 9.25%, 02/01/13      1,250,000      1,346,475
--------------------------------------------------------------
  Sr. Unsec. Gtd. Putable Bonds,
    7.43%, 10/01/26                     500,000        487,205
==============================================================
                                                     3,330,650
==============================================================

RAILROADS-0.42%

CSX Corp., Sr. Unsec. Putable Deb.,
  7.25%, 05/01/27                       350,000        348,173
--------------------------------------------------------------
Railamerica Transportation Corp.,
  Sr. Unsec. Gtd. Sub. Notes,
  12.88%, 08/15/10(c)                   375,000        350,625
==============================================================
                                                       698,798
==============================================================

REAL ESTATE INVESTMENT TRUSTS-0.55%

ERP Operating L.P., Unsec. Notes,
  7.13%, 10/15/17                       600,000        520,848
--------------------------------------------------------------
Health Care REIT, Inc., Sr. Unsec.
  Notes, 7.63%, 03/15/08                200,000        168,208
--------------------------------------------------------------
Spieker Properties, Inc., Unsec.
  Deb., 7.35%, 12/01/17                 250,000        227,532
==============================================================
                                                       916,588
==============================================================

RETAIL (SPECIALTY)-0.26%

Amazon.com, Inc., Conv. Deb.,
  4.75%, 02/01/09 (Acquired
  01/29/99; Cost $501,875)(a)           500,000        316,875
--------------------------------------------------------------
CSK Auto Inc.-Series A, Sr. Gtd.
  Sub. Deb, 11.00%, 11/01/06            130,000         57,850
--------------------------------------------------------------
Neff Corp., Sr. Unsec. Gtd. Sub.
  Notes, 10.25%, 06/01/08               200,000         70,000
==============================================================
                                                       444,725
==============================================================

SAVINGS & LOAN COMPANIES-0.89%

Dime Capital Trust I-Series A, Gtd.
  Bonds, 9.33%, 05/06/27                250,000        228,095
--------------------------------------------------------------
Sovereign Bancorp, Inc., Medium
  Term Sub. Notes, 8.00%, 03/15/03      600,000        581,268
--------------------------------------------------------------
St. Paul Bancorp, Inc., Sr. Unsec.
  Notes, 7.13%, 02/15/04                200,000        195,794
--------------------------------------------------------------
Washington Mutual Cap I, Sec. Gtd.
  Bonds, 8.38%, 06/01/27                200,000        180,384
--------------------------------------------------------------
Washington Mutual, Inc., Sub.
  Notes, 8.25%, 04/01/10                300,000        303,810
==============================================================
                                                     1,489,351
==============================================================

SERVICES (COMMERCIAL &
  CONSUMER)-0.13%

Avis Group Holdings, Inc., Sr.
  Unsec. Gtd. Sub. Notes, 11.00%,
  05/01/09                              200,000        215,000
==============================================================

SERVICES (EMPLOYMENT)-0.14%

MSX International, Inc., Sr. Unsec.
  Gtd. Sub. Notes, 11.38%, 01/15/08     260,000        240,500
==============================================================

                                     PRINCIPAL       MARKET
                                       AMOUNT        VALUE
SOVEREIGN DEBT-3.43%

Banque Cent de Tunisie (Tunisia),
  Unsec. Yankee Bonds, 8.25%,
  09/19/27                           $1,750,000   $  1,491,875
--------------------------------------------------------------
Newfoundland (Province of)
  (Canada), Unsec. Yankee Deb.,
  9.00%, 06/01/19                       500,000        570,685
--------------------------------------------------------------
Quebec (Province of)
  (Canada)-Series A, Medium Term
  Putable Yankee Notes, 6.29%,
  03/06/26                            1,000,000        994,030
--------------------------------------------------------------
Republica Orient (Uruguay), Unsec.
  Yankee Bonds, 7.88%, 07/15/27       3,000,000      2,692,500
==============================================================
                                                     5,749,090
==============================================================

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-0.60%

Crown Castle International Corp.,
  Sr. Unsec. Notes, 10.75%,
  08/01/11                              300,000        309,750
--------------------------------------------------------------
Nextel International, Inc., Sr.
  Notes, 12.75%, 08/01/10(c)            330,000        301,950
--------------------------------------------------------------
Spectrasite Holdings, Inc., Sr.
  Unsec. Disc. Notes, 11.25%,
  04/15/09(b)                           775,000        403,000
==============================================================
                                                     1,014,700
==============================================================

TELECOMMUNICATIONS (LONG DISTANCE)-2.31%

360networks Inc. (Canada), Sr.
  Unsec. Yankee
  Sr. Unsec. Yankee Notes, 12.00%,
    08/01/09                            230,000        182,850
--------------------------------------------------------------
  Sr. Yankee Notes, 12.50%,
    12/15/05                            430,000        378,400
--------------------------------------------------------------
Call-Net Enterprises, Inc.
  (Canada), Sr. Unsec. Disc. Yankee
  Notes, 8.94%, 08/15/08(b)             330,000        100,650
--------------------------------------------------------------
ECONOPHONE, Inc., Sr. Unsec. Notes,
  13.50%, 07/15/07                      750,000        378,750
--------------------------------------------------------------
Esprit Telecom Group PLC (United
  Kingdom), Sr. Unsec. Yankee
  Notes, 11.50%, 12/15/07               225,000         52,875
--------------------------------------------------------------
MCI Communications Corp., Sr.
  Unsec. Putable Deb., 7.13%,
  06/15/27                            1,500,000      1,480,140
--------------------------------------------------------------
Primus Telecommunications Group,
  Inc., Sr. Unsec. Notes, 11.25%,
  01/15/09                              750,000        386,250
--------------------------------------------------------------
Sprint Corp., Putable Deb., 9.00%,
  10/15/19                              200,000        218,836
--------------------------------------------------------------
Tele1 Europe B.V. (Netherlands),
  Sr. Unsec. Yankee Notes, 13.00%,
  05/15/09                              500,000        432,500
--------------------------------------------------------------
Versatel Telecom International N.V.
  (Netherlands), Sr. Yankee Notes,
  13.25%, 05/15/08                      340,000        260,100
==============================================================
                                                     3,871,351
==============================================================

TELEPHONE-3.85%

AT&T Canada Inc. (Canada), Sr.
  Unsec. Yankee Notes, 7.65%,
  09/15/06                              370,000        363,336
--------------------------------------------------------------
CFW Communications Co., Sr. Notes,
  13.00%, 08/15/10(c)(f)                535,000        473,475
--------------------------------------------------------------
Deutsche Telekom International
  Finance B.V. (Netherlands),
  Unsec. Unsub. Yankee Bonds,
  8.00%, 06/15/10                       800,000        818,040
--------------------------------------------------------------
ICG Services, Inc., Sr. Unsec.
  Disc. Notes, 10.00%,
  02/15/08(b)(e)                        600,000         75,000
--------------------------------------------------------------
Intermedia Communications,
  Inc.-Series B, Sr. Disc. Notes,
  11.25%, 07/15/07(b)                   700,000        584,500
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                       AMOUNT        VALUE
TELEPHONE-(CONTINUED)

Koninklijke (Royal) KPN N.V.
  (Netherlands), Sr. Unsec. Unsub.
  Yankee Notes, 7.50%, 10/01/05
  (Acquired 09/27/00; Cost
  $899,424)(a)                       $  900,000   $    894,654
--------------------------------------------------------------
NTL Communications Corp.-Series B,
  Sr. Unsec. Notes, 12.38%,
  10/01/08(b)                           825,000        482,625
--------------------------------------------------------------
NTL Inc.-Series B, Sr. Disc. Notes,
  11.50%, 02/01/06(b)                   450,000        420,750
--------------------------------------------------------------
Qwest Capital Funding, Unsec. Gtd.
  Notes, 7.90%, 08/15/10 (Acquired
  08/24/00; Cost $902,898)(a)           900,000        917,946
--------------------------------------------------------------
Verizon Global Funding
  Corp.,-Series REGS, Conv. Euro
  Bonds, 4.25%, 09/15/05                500,000        553,703
--------------------------------------------------------------
Williams Communications Group,
  Inc., Sr. Unsec. Notes, 10.70%,
  10/01/07                              450,000        387,000
--------------------------------------------------------------
XO Communications, Inc., Sr. Unsec.
  Notes, 10.75%, 11/15/08               550,000        484,000
==============================================================
                                                     6,455,029
==============================================================

TRUCKERS-0.19%

Travelcenters of America, Inc., Sr.
  Unsec. Gtd. Sub. Notes, 10.25%,
  04/01/07                              290,000        314,650
==============================================================

WASTE MANAGEMENT-1.53%

Allied Waste North America
  Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Notes, 10.00%, 08/01/09          300,000        261,000
--------------------------------------------------------------
Browning-Ferris Industries, Inc.,
  Deb., 9.25%, 05/01/21                 350,000        292,250
--------------------------------------------------------------
Waste Management, Inc.,
  Sr. Unsec. Notes, 7.13%, 12/15/17      90,000         77,397
--------------------------------------------------------------
  Unsec. Putable Notes, 7.10%,
    08/01/26                          2,000,000      1,937,120
==============================================================
                                                     2,567,767
==============================================================
    Total U.S. Dollar Denominated
      Bonds & Notes (Cost
      $118,237,884)                                112,442,503
==============================================================
                                     PRINCIPAL
                                     AMOUNT(g)
NON-U.S. DOLLAR DENOMINATED BONDS &
  NOTES-13.36%

CANADA-6.31%

AT&T Canada Inc. (Telephone), Sr.
  Unsec. Notes, 7.15%, 09/23/04 CAD     800,000        518,620
--------------------------------------------------------------
Bell Mobility Cellular Inc.
  (Telecommunications-Cellular/Wireless),
  Deb., 6.55%, 06/02/08         CAD     750,000        470,433
--------------------------------------------------------------
Canadian Government (Sovereign
  Debt), Bonds, 6.00%, 06/01/08 CAD   7,520,000      4,970,574
--------------------------------------------------------------
Canadian Pacific Ltd.-Series D
  (Manufacturing-Diversified),
  Unsec. Medium Term Notes, 5.85%,
  03/30/09 (Acquired 03/24/99; Cost
  $661,308)(a)                  CAD   1,000,000        603,817
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                     AMOUNT(g)       VALUE
CANADA-(CONTINUED)

Clearnet Communications Inc.
  (Telecommunications-
  Cellular/Wireless),
  Sr. Disc. Notes,
  10.40%, 05/15/08(b)           CAD   1,200,000   $    661,952
--------------------------------------------------------------
  11.75%, 08/13/07(b)           CAD   1,100,000        650,003
--------------------------------------------------------------
Clearnet Communications Inc.
  (Telecommunications-
  Cellular/Wireless),
  Sr. Unsec. Disc. Notes,
  10.75%, 02/15/09(b)           CAD   1,300,000        683,068
--------------------------------------------------------------
Export Development Corp. (Sovereign
  Debt), Sr. Unsec. Unsub. Notes,
  6.50%, 12/21/04               NZD     415,000        159,086
--------------------------------------------------------------
Ontario (Province of) (Sovereign
  Debt), Unsec. Unsub. Notes,
  6.25%, 12/03/08               NZD   1,500,000        555,287
--------------------------------------------------------------
Poco Petroleums Ltd. (Oil &
  Gas-Exploration & Production),
  Medium Term Notes, 6.60%,
  09/11/07                      CAD     750,000        477,711
--------------------------------------------------------------
Rogers Cablesystems
  (Broadcasting-Television, Radio &
  Cable), Sr. Sec. Second Priority
  Deb., 9.65%, 01/15/14         CAD     300,000        209,193
--------------------------------------------------------------
TransCanada PipeLines-Series Q
  (Natural Gas), Deb., 10.63%,
  10/20/09                      CAD     375,000        304,555
--------------------------------------------------------------
Westcoast Energy Inc.-Series V
  (Natural Gas), Unsec. Deb.,
  6.45%, 12/18/06               CAD     500,000        327,185
==============================================================
                                                    10,591,484
==============================================================

FRANCE-0.23%

Vivendi Environment (Waste
  Management), Sr. Conv. Gtd.
  Bonds, 1.50%, 01/01/05        EUR     150,000        385,291
==============================================================

GREECE-1.23%

Hellenic Republic (Sovereign Debt),
  Bonds, 6.00%, 05/19/10        GRD   2,400,000      2,060,680
==============================================================

NETHERLANDS-1.35%

Grapes Communications N.V.
  (Telecommunications-Cellular/Wireless),
  Sr. Notes, 13.50%, 05/15/10
  (Acquired 05/03/00; Cost
  $589,420)(a)(f)               EUR     650,000        300,634
--------------------------------------------------------------
Koninklijke (Royal) KPN N.V.
  (Telephone), Sr. Unsec. Unsub.
  Euro Bonds, 6.25%, 10/04/05   EUR   1,000,000        842,243
--------------------------------------------------------------
Mannesmann Finance B.V. (Machinery-
  Diversified), Gtd. Unsec. Unsub.
  Euro Notes, 4.75%, 05/27/09   EUR     690,000        516,342
--------------------------------------------------------------
Tecnost International N.V.
  (Telephone)- Series E, Gtd.
  Medium Term Notes, 6.13%,
  07/30/09                      EUR     290,000        228,548
--------------------------------------------------------------
Tele1 Europe B.V.
  (Telecommunications-Long
  Distance), Sr. Euro Notes,
  11.88%, 12/01/09              EUR     500,000        371,183
==============================================================
                                                     2,258,950
==============================================================

                                     PRINCIPAL       MARKET
                                     AMOUNT(g)       VALUE
NEW ZEALAND-0.63%

Inter-American Development Bank
  (Banks-Money Center), Unsec.
  Bonds, 5.75%, 04/15/04        NZD   2,000,000   $    755,289
--------------------------------------------------------------
International Bank for
  Reconstruction &
  Development-Class E (Banks-Money
  Center), Unsec. Medium Term
  Notes, 5.50%, 04/15/04        NZD     800,000        300,844
==============================================================
                                                     1,056,133
==============================================================

NORWAY-0.10%

Enitel ASA (Telecommunications-Long
  Distance), Sr. Unsec. Unsub. Euro
  Notes, 12.50%, 04/15/10(h)    EUR     300,000        165,487
==============================================================

UNITED KINGDOM-1.12%

Airtours PLC (Services-Commercial &
  Consumer), Conv. Sub. Notes,
  5.75%, 01/05/04 (Acquired
  12/09/98; Cost $494,636)(a)   GBP     299,000        357,482
--------------------------------------------------------------
British Sky Broadcasting Group PLC
  (Broadcasting-Television, Radio &
  Cable), Sr. Gtd. Unsec. Unsub.
  Notes, 7.75%, 07/09/09        GBP     450,000        639,689
--------------------------------------------------------------
Jazztel PLC (Telephone), Sr. Unsec.
  Notes, 13.25%, 12/15/09       EUR     285,000        176,332
--------------------------------------------------------------
Sutton Bridge Financial Ltd.
  (Electric Companies), Gtd. Euro
  Bonds, 8.63%, 06/30/22 (Acquired
  05/29/97; Cost $733,585)(a)   GBP     450,000        701,723
==============================================================
                                                     1,875,226
==============================================================

UNITED STATES OF AMERICA-2.39%

Federal National Mortgage
  Association (Sovereign Debt), Sr.
  Unsub. Notes, 6.38%, 08/15/07 AUD   3,785,000      1,905,621
--------------------------------------------------------------
John Hancock Global Fund
  (Insurance-Life/ Health), Sr.
  Sec. Sub Medium Term Notes,
  6.75%, 02/15/06               AUD     900,000        458,652
--------------------------------------------------------------
KFW International Finance
  (Investment Banking/ Brokerage),
  Gtd. Unsec. Unsub. Euro Medium
  Term Notes, 7.25%, 07/16/07   AUD   3,100,000      1,653,137
==============================================================
                                                     4,017,410
==============================================================
    Total Non-U.S. Dollar
      Denominated Bonds & Notes
      (Cost $26,030,027)                            22,410,661
==============================================================
                                       SHARES
STOCKS & OTHER EQUITY
  INTERESTS-1.03%

BANKS (MAJOR REGIONAL)-0.05%

Societe Generale-Class A                  1,400         79,485
==============================================================

BANKS (REGIONAL)-0.70%

First Republic Capital Corp.-Series
  A-Pfd. (Acquired 05/26/99; Cost
  $750,000)(a)                              750        672,187
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
BANKS (REGIONAL)-(CONTINUED)

Westpac Banking Corp., STRYPES
  Trust-$3.14 Conv. Pfd.                 16,000   $    495,000
==============================================================
                                                     1,167,187
==============================================================

BROADCASTING (TELEVISION, RADIO & CABLE)-0.00%

Knology Holdings Inc.-Wts.,
  expiring 10/22/07 (Acquired
  03/12/98; Cost $0)(a)(h)                  700          1,750
==============================================================

BUILDING MATERIALS-0.01%

Dayton Superior Corp.-Wts.,
  expiring 06/15/09 (Acquired
  08/07/00; Cost $0)(a)(h)                  450          9,225
==============================================================

COMMUNICATIONS EQUIPMENT-0.00%

Loral Space & Communications
  Ltd.(i)                                   254          1,445
==============================================================

COMPUTERS (PERIPHERALS)-0.02%

Equinix Inc.-Wts., expiring
  12/01/07 (Acquired 05/30/00; Cost
  $0)(a)(h)                                 250         27,562
==============================================================

ELECTRICAL EQUIPMENT-0.00%

Electronic Retailing Systems
  International, Inc.-Wts.,
  expiring 02/01/04(h)                      290            290
==============================================================

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)-0.04%

Glaxo Wellcome PLC (United Kingdom)       2,607         75,071
==============================================================

RAILROADS-0.00%

Railamerica Transportation
  Corp.-Wts., expiring 08/15/10
  (Acquired 10/01/00; Cost
  $0)(a)(h)                                 375          3,844
==============================================================

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-0.09%

WebLink Wireless, Inc.(i)                20,100        159,544
==============================================================

TELECOMMUNICATIONS (LONG DISTANCE)-0.07%

Enitel ASA (Norway)-Wts., expiring
  04/03/05 (Acquired 07/14/00; Cost
  $0)(a)(h)                                 300          1,909
--------------------------------------------------------------
Tele1 Europe B.V.-ADR
  (Netherlands)(i)                        8,806         69,347
--------------------------------------------------------------
Versatel Telecom International
  N.V.-ADR (Netherlands)(i)               2,450         49,000
==============================================================
                                                       120,256
==============================================================

TELEPHONE-0.05%

Esat Telecom Group PLC
  (Ireland)-Wts., expiring 02/01/07
  (Acquired 06/17/97; Cost
  $0)(a)(h)                                 350         81,550
==============================================================
    Total Stocks & Other Equity
      Interests (Cost $1,982,723)                    1,727,209
==============================================================
                                     PRINCIPAL
                                       AMOUNT
U.S. GOVERNMENT AGENCY
  SECURITIES-0.44%

FEDERAL HOME LOAN MORTGAGE CORP.
  ("FHLMC")-0.44%

Pass Through Certificates
  8.50%, 03/01/10 (Cost $757,293)    $  724,249        743,935
==============================================================

                                     PRINCIPAL
                                       AMOUNT
U.S. TREASURY SECURITIES-13.61%

U.S. TREASURY BILLS-1.78%

  5.63%,02/28/01(j)                  $3,000,000      2,991,810
==============================================================

U.S. TREASURY BONDS-3.00%

  6.13%,08/15/29                      4,850,000      5,028,577
==============================================================

U.S. TREASURY NOTES-8.83%

  6.50%, 02/28/02                     3,000,000      3,011,760
--------------------------------------------------------------
  7.25%, 08/15/04                     5,000,000      5,235,450
--------------------------------------------------------------
  5.63%, 05/15/08                     5,400,000      5,328,342
--------------------------------------------------------------
  5.75%, 08/15/10                     1,250,000      1,249,225
==============================================================
                                                    14,824,777
==============================================================
    Total U.S. Treasury Securities
      (Cost $22,749,828)                            22,845,164
==============================================================

ASSET-BACKED SECURITIES-1.13%

AIRLINES-0.29%

Airplanes Pass Through Trust-Series
  D, Gtd. Sub. Euro Bonds, 10.88%,
  03/15/12                              227,171        171,527
--------------------------------------------------------------
United Air Lines, Inc.-Series 95A2,
  Pass Through Ctfs., 9.56%,
  10/19/18                              300,000        321,198
==============================================================
                                                       492,725
==============================================================

FINANCIAL (DIVERSIFIED)-0.72%

Beaver Valley II Funding Corp.,
  Sec. Lease Obligations Deb.,
  9.00%, 06/01/17                       200,000        210,804
--------------------------------------------------------------
Citicorp Lease-Class A2, Series
  1999-1, Pass Through Ctfs.,
  8.04%, 12/13/19 (Acquired
  06/01/00-07/14/00; Cost
  $997,449)(a)                        1,000,000        995,930
==============================================================
                                                     1,206,734
==============================================================

POWER PRODUCERS (INDEPENDENT)-0.12%

Panda Funding Corp., Series A-1,
  Pooled Project Bonds, 11.63%,
  08/20/12                              197,179        194,221
==============================================================
    Total Asset-Backed Securities
      (Cost $1,965,123)                              1,893,680
==============================================================
                                       SHARES

MONEY MARKET FUNDS-0.69%

STIC Liquid Assets Portfolio(k)         579,213        579,213
--------------------------------------------------------------
STIC Prime Portfolio(k)                 579,213        579,213
==============================================================
    Total Money Market Funds (Cost
      $1,158,426)                                    1,158,426
==============================================================

TOTAL INVESTMENTS-97.27% (Cost

  $172,881,304)                                    163,221,578
==============================================================
OTHER ASSETS LESS LIABILITIES-2.73%                  4,585,991
==============================================================
NET ASSETS-100.00%                                $167,807,569
______________________________________________________________
==============================================================

Notes to Schedule of Investments:

(a) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of these securities at 10/31/00 was $12,961,594, which represented 7.75% of the Fund's net assets.
(b) Discounted bond at purchase. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(c) Represents a security sold under Rule 144A, which is exempt from registration and may be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1993, as amended.
(d) Zero coupon bond issued at a discount. The interest rate shown represents the rate of original issue discount.
(e) Defaulted security. Currently, the issuer is in default with respect to interest payments.
(f) Consists of more than one class of securities traded together as a unit. In addition to the security listed, each unit includes common or preferred shares of the issuer.
(g) Foreign denominated security. Par value is denominated in currency indicated.
(h) Acquired as part of a unit with or in exchange for other securities.
(i) Non-income producing security.
(j) U.S. Treasury bills are traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(k) The money market fund and the Fund are affiliated by having the same investment advisor.

Investment Abbreviations:

ADR     - American Depositary Receipt
AUD     - Australian Dollar
CAD     - Canadian Dollar
Conv.   - Convertible
Ctfs.   - Certificates
Deb.    - Debentures
Disc.   - Discounted
GBP     - British Pound Sterling
GDR     - Global Depositary Receipt
GRD     - Greek Drachma
Gtd.    - Guaranteed
NZD     - New Zealand Dollar
Pfd.    - Preferred
REGS    - Regulation S
REIT    - Real Estate Investment Trust
Sec.    - Secured
Sr.     - Senior
STRYPES - Structured Yield Product Exchangeable for Stock
Sub.    - Subordinated
Unsec.  - Unsecured
Unsub.  - Unsubordinated
Wts.    - Warrants

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000


ASSETS:

Investments, at market value (cost
  $172,881,304)                                 $163,221,578
------------------------------------------------------------
Foreign currencies, at value (cost $304,158)         303,880
------------------------------------------------------------
Cash                                                   2,061
------------------------------------------------------------
Receivables for:
  Foreign currency contracts closed                  203,267
------------------------------------------------------------
  Investments sold                                 7,716,014
------------------------------------------------------------
  Capital stock sold                                  99,409
------------------------------------------------------------
  Dividends and interest                           3,486,150
------------------------------------------------------------
  Foreign currency contracts outstanding             626,792
------------------------------------------------------------
Investment for deferred compensation plan             26,673
------------------------------------------------------------
Other assets                                          25,431
============================================================
    Total assets                                $175,711,255
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            7,015,313
------------------------------------------------------------
  Capital stock reacquired                           202,651
------------------------------------------------------------
  Dividends                                          282,126
------------------------------------------------------------
  Foreign currency contracts closed                   14,848
------------------------------------------------------------
  Deferred compensation plan                          26,673
------------------------------------------------------------
Accrued advisory fees                                 92,153
------------------------------------------------------------
Accrued administrative services fees                   4,235
------------------------------------------------------------
Accrued distribution fees                             74,082
------------------------------------------------------------
Accrued directors' fees                                1,571
------------------------------------------------------------
Accrued transfer agent fees                           86,707
------------------------------------------------------------
Accrued operating expenses                           103,327
============================================================
    Total liabilities                              7,903,686
============================================================
Net assets applicable to shares outstanding     $167,807,569
____________________________________________________________
============================================================

NET ASSETS:

Class A                                         $105,636,419
____________________________________________________________
============================================================
Class B                                         $ 60,391,218
____________________________________________________________
============================================================
Class C                                         $  1,779,932
____________________________________________________________
============================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:

  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                     11,851,374
____________________________________________________________
============================================================

Class B:

  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                      6,777,381
____________________________________________________________
============================================================

Class C:

  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                        199,782
____________________________________________________________
============================================================
Class A:

  Net asset value and redemption price per
    share                                       $       8.91
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $8.91 divided by
      95.25%)                                   $       9.35
____________________________________________________________
============================================================
Class B:

  Net asset value and offering price per share  $       8.91
____________________________________________________________
============================================================
Class C:

  Net asset value and offering price per share  $       8.91
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 2000


INVESTMENT INCOME:

Interest                                        $  9,182,039
------------------------------------------------------------
Dividends (net of foreign withholding tax of
  $1,117)                                            132,351
------------------------------------------------------------
Dividends from affiliated money market funds         294,558
============================================================
    Total investment income                        9,608,948
============================================================

EXPENSES:

Advisory fees                                        818,240
------------------------------------------------------------
Administrative services fees                          50,000
------------------------------------------------------------
Custodian fees                                        55,257
------------------------------------------------------------
Distribution fees -- Class A                         356,923
------------------------------------------------------------
Distribution fees -- Class B                         437,547
------------------------------------------------------------
Distribution fees -- Class C                          17,521
------------------------------------------------------------
Transfer agent fees -- Class A                       188,159
------------------------------------------------------------
Transfer agent fees -- Class B                       115,184
------------------------------------------------------------
Transfer agent fees -- Class C                         4,613
------------------------------------------------------------
Directors' fees                                        8,021
------------------------------------------------------------
Other                                                174,229
============================================================
    Total expenses                                 2,225,694
============================================================
Less: Fees waived                                   (531,491)
------------------------------------------------------------
    Expenses paid indirectly                          (2,184)
============================================================
    Net expenses                                   1,692,019
============================================================
Net investment income                              7,916,929
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND FOREIGN CURRENCY CONTRACTS:

Net realized gain (loss) from:

  Investment securities                          (11,769,828)
------------------------------------------------------------
  Foreign currencies                                 100,234
------------------------------------------------------------
  Foreign currency contracts                       1,532,812
============================================================
                                                 (10,136,782)
============================================================

Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                              572,832
------------------------------------------------------------
  Foreign currencies                                 (21,180)
------------------------------------------------------------
  Foreign currency contracts                         622,544
============================================================
                                                   1,174,196
============================================================
Net gain (loss) on investment securities,
  foreign currencies and foreign currency
  contracts                                       (8,962,586)
============================================================
Net increase in net assets resulting from
  operations                                    $  1,045,657
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2000 and 1999

                                                                  2000            1999
                                                              -------------    -----------

OPERATIONS:

  Net investment income                                       $   7,916,929    $ 6,368,021
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and foreign currency contracts           (10,136,782)    (4,008,006)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and foreign
    currency contracts                                            1,174,196     (4,471,227)
==========================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                                 (1,045,657)    (2,111,212)
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                          (697,810)    (3,538,334)
------------------------------------------------------------------------------------------
  Class B                                                          (427,241)    (2,065,556)
------------------------------------------------------------------------------------------
  Class C                                                           (22,193)      (102,985)
------------------------------------------------------------------------------------------
Distributions in excess of net investment income:
  Class A                                                        (4,541,889)      (483,962)
------------------------------------------------------------------------------------------
  Class B                                                        (2,529,211)      (310,211)
------------------------------------------------------------------------------------------
  Class C                                                           (95,826)       (15,757)
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        60,321,560     (1,856,726)
------------------------------------------------------------------------------------------
  Class B                                                        29,421,207      1,178,036
------------------------------------------------------------------------------------------
  Class C                                                            41,717        263,914
==========================================================================================
    Net increase (decrease) in net assets                        80,424,657     (9,042,793)
==========================================================================================

NET ASSETS:

  Beginning of year                                              87,382,912     96,425,705
==========================================================================================
  End of year                                                 $ 167,807,569    $87,382,912
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $ 317,756,543    $95,576,239
------------------------------------------------------------------------------------------
  Undistributed net investment income                               (45,909)       (45,192)
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and foreign currency
    contracts                                                  (140,850,904)    (3,069,640)
------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currencies and foreign currency
    contracts                                                    (9,052,161)    (5,078,495)
==========================================================================================
                                                              $ 167,807,569    $87,382,912
__________________________________________________________________________________________
==========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2000

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Global Income Fund (the "Fund") is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is high current income. Its secondary objective is protection of principal and growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On October 31, 2000, undistributed net investment income was increased by $396,525, undistributed net realized gains decreased by $127,644,482 and paid in capital increased by $127,247,958 as a result of differing book/tax treatment of foreign currency transactions and net operating loss reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Distributions -- Distributions from income are declared and paid monthly and are recorded on ex-dividend date. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $140,223,848 as of October 31, 2000 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2008.
E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
     Outstanding foreign currency contracts at October 31, 2000 were as follows:

    SETTLEMENT                      CONTRACT TO                  UNREALIZED
       DATE             DELIVER       RECEIVE        VALUE      APPRECIATION
    ----------        -----------   -----------   -----------   ------------
    12/29/00     AUD    6,200,000   $ 3,404,793   $ 3,215,929     $188,864
    12/11/00     AUD    1,500,000       835,740       777,863       57,877
    11/06/00     CAD    5,675,000     3,837,571     3,716,192      121,379
    01/10/01     CAD    6,500,000     4,334,200     4,263,460       70,740
    12/29/00     EUR    4,500,000     3,945,825     3,829,545      116,280
    12/29/00     NZD    4,400,000     1,817,420     1,745,768       71,652
                      -----------   -----------   -----------     --------
                      $28,775,000   $18,175,549   $17,548,757     $626,792
                      ===========   ===========   ===========     ========

G. Bond Premiums -- It has been the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes. In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not effect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of this principle will not be material to the financial statements.
H. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.70% of the first $1 billion of the Fund's average daily net assets, plus 0.65% of the Fund's average daily net assets in excess of $1 billion. AIM has contractually agreed to waive fees and reimburse expenses (excluding interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to offset arrangements, if any) for Class A, Class B and Class C shares to the extent necessary to limit total operating expenses of Class A shares to 1.25% (e.g. if AIM waives 0.42% of Class A expenses, AIM will also waive 0.42% of Class B and Class C expenses). During the year ended October 31, 2000, AIM waived fees of $531,491.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2000, AIM was paid $50,000 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended October 31, 2000, AFS was paid $180,411 for such services.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the year ended October 31, 2000, the Class A, Class B and Class C shares paid AIM Distributors $356,923 $437,547 and $17,521, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $26,727 from sales of the Class A shares of the Fund during the year ended October 31, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2000, AIM Distributors received $6,061 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 2000, the Fund paid legal fees of $4,080 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $1,638 and reductions in custodian fees of $546 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $2,184.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to not less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. During the year ended October 31, 2000, there were no securities on loan.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2000 was $218,113,120 and $207,030,385, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2000 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $  1,448,230
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (11,108,220)
=========================================================
Net unrealized appreciation (depreciation)
  of investment securities                   $ (9,659,990)
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $172,881,568.

NOTE 8-CAPITAL STOCK

Changes in capital stock outstanding during the years October 31, 2000 and 1999 were as follows:

                                                                         2000                          1999
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
                                                              ----------    ------------    ----------    ------------
Sold:
  Class A                                                      2,364,069    $ 22,041,534     2,496,536    $ 26,051,117
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        696,358       6,483,160     1,275,307      13,306,447
----------------------------------------------------------------------------------------------------------------------
  Class C                                                         70,602         655,664       101,598       1,053,223
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        423,455       3,901,231       315,101       3,238,097
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        225,452       2,081,717       188,786       1,938,556
----------------------------------------------------------------------------------------------------------------------
  Class C                                                          9,446          87,470         9,111          93,556
======================================================================================================================
Issued in connection with acquisition:*
  Class A                                                      7,153,743      65,569,432            --              --
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      4,551,701      41,673,944            --              --
----------------------------------------------------------------------------------------------------------------------
  Class C                                                         22,050         202,039            --              --
======================================================================================================================
Reacquired:
  Class A                                                     (3,345,608)    (31,190,637)   (3,041,035)    (31,145,940)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (2,239,193)    (20,817,614)   (1,370,398)    (14,066,967)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        (96,253)       (903,456)      (85,444)       (882,865)
======================================================================================================================
                                                               9,835,822    $ 89,784,484      (110,438)   $   (414,776)
______________________________________________________________________________________________________________________
======================================================================================================================

* As of the close of business on June 16, 2000, the Fund acquired all the net assets of AIM Global Government Income Fund pursuant to a plan of reorganization approved by AIM Global Government Income Fund's shareholders on May 31, 2000. The acquisition was accomplished by a tax-free exchange of 11,727,494 shares of the Fund for 13,800,813 shares of AIM Global Government Income Fund outstanding as of the close of business on June 16, 2000. AIM Global Government Income Fund's net assets at that date of $107,445,415, including ($5,147,862) of unrealized (depreciation), were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $75,391,518.

NOTE 9-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                      CLASS A
                                                                ----------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                                ----------------------------------------------------
                                                                  2000       1999       1998       1997      1996(a)
                                                                --------    -------    -------    -------    -------
Net asset value, beginning of period                            $   9.72    $ 10.60    $ 10.93    $ 10.85    $ 10.74
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             0.66       0.67       0.71       0.72       0.79
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (0.79)     (0.86)     (0.27)      0.21       0.25
====================================================================================================================
    Total from investment operations                               (0.13)     (0.19)      0.44       0.93       1.04
====================================================================================================================
Less distributions:
  Dividends from net investment income                             (0.13)     (0.61)     (0.61)     (0.72)     (0.81)
--------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                               --         --      (0.07)     (0.13)     (0.12)
--------------------------------------------------------------------------------------------------------------------
  Returns of capital                                               (0.55)     (0.08)     (0.09)        --         --
====================================================================================================================
    Total distributions                                            (0.68)     (0.69)     (0.77)     (0.85)     (0.93)
====================================================================================================================
Net asset value, end of period                                  $   8.91    $  9.72    $ 10.60    $ 10.93    $ 10.85
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(b)                                                    (1.38)%    (1.94)%     3.95%      9.05%     10.22%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $105,636    $51,077    $58,115    $30,924    $21,926
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                  1.25%(c)    1.25%     1.23%      1.25%      1.25%
--------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                               1.71%(c)    1.67%     1.73%      1.86%      2.02%
====================================================================================================================
Ratio of net investment income to average net assets                6.97%(c)    6.54%     6.38%      6.54%      7.27%
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate                                              184%        93%        47%        61%        83%
____________________________________________________________________________________________________________________
====================================================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include sales charges.
(c) Ratios are based on average daily net assets of $71,384,527.

                                                                                      CLASS B
                                                                ---------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                                                ---------------------------------------------------
                                                                 2000       1999       1998       1997      1996(a)
                                                                -------    -------    -------    -------    -------
Net asset value, beginning of period                            $  9.72    $ 10.59    $ 10.92    $ 10.84    $ 10.73
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.61       0.62       0.65       0.67       0.74
-------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (0.79)     (0.85)     (0.27)      0.21       0.24
===================================================================================================================
    Total from investment operations                              (0.18)     (0.23)      0.38       0.88       0.98
===================================================================================================================
Less distributions:
  Dividends from net investment income                            (0.12)     (0.56)     (0.55)     (0.67)     (0.75)
-------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                              --         --      (0.07)     (0.13)     (0.12)
-------------------------------------------------------------------------------------------------------------------
  Returns of capital                                              (0.51)     (0.08)     (0.09)        --         --
===================================================================================================================
    Total distributions                                           (0.63)     (0.64)     (0.71)     (0.80)     (0.87)
===================================================================================================================
Net asset value, end of period                                  $  8.91    $  9.72    $ 10.59    $ 10.92    $ 10.84
___________________________________________________________________________________________________________________
===================================================================================================================
Total return(b)                                                   (1.94)%    (2.37)%     3.38%      8.48%      9.66%
___________________________________________________________________________________________________________________
===================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $60,391    $34,423    $36,525    $25,121    $16,787
___________________________________________________________________________________________________________________
===================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 1.75%(c)    1.75%     1.75%      1.76%      1.75%
-------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                              2.21%(c)    2.17%     2.25%      2.37%      2.53%
===================================================================================================================
Ratio of net investment income to average net assets               6.47%(c)    6.04%     5.87%      6.03%      6.77%
___________________________________________________________________________________________________________________
===================================================================================================================
Portfolio turnover rate                                             184%        93%        47%       61%         83%
___________________________________________________________________________________________________________________
===================================================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges.
(c) Ratios are based on average daily net assets of $43,754,699.

                                                                                    CLASS C
                                                                -----------------------------------------------
                                                                                                 AUGUST 4, 1997
                                                                         YEAR ENDED               (DATE SALES
                                                                         OCTOBER 31,               COMMENCED)
                                                                -----------------------------    TO OCTOBER 31,
                                                                 2000       1999       1998         1997(a)
                                                                -------    -------    -------    --------------
Net asset value, beginning of period                            $  9.71    $ 10.59    $ 10.92        $10.76
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.60       0.62       0.66          0.15
---------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (0.77)     (0.86)     (0.28)         0.17
===============================================================================================================
    Total from investment operations                              (0.17)     (0.24)      0.38          0.32
===============================================================================================================
Less distributions:
  Dividends from net investment income                            (0.12)     (0.56)     (0.55)        (0.13)
---------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                              --         --      (0.07)        (0.03)
---------------------------------------------------------------------------------------------------------------
  Returns of capital                                              (0.51)     (0.08)     (0.09)           --
===============================================================================================================
    Total distributions                                           (0.63)     (0.64)     (0.71)        (0.16)
===============================================================================================================
Net asset value, end of period                                  $  8.91    $  9.71    $ 10.59        $10.92
_______________________________________________________________________________________________________________
===============================================================================================================
Total return(b)                                                   (1.84)%     2.47%      3.39%         2.99%
_______________________________________________________________________________________________________________
===============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $ 1,780    $ 1,884    $ 1,785        $  242
_______________________________________________________________________________________________________________
===============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 1.75%(c)    1.75%     1.73%         1.76%(d)
---------------------------------------------------------------------------------------------------------------
  Without fee waivers                                              2.21%(c)    2.17%     2.22%         2.37%(d)
===============================================================================================================
Ratio of net investment income to average net assets               6.47%(c)    6.04%     5.88%         6.03%(d)
_______________________________________________________________________________________________________________
===============================================================================================================
Portfolio turnover rate                                             184%        93%        47%           61%
_______________________________________________________________________________________________________________
===============================================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $1,752,139.
(d) Annualized.

                       INDEPENDENT AUDITORS' REPORT

                       To the Board of Directors and Shareholders of AIM International Funds, Inc.:

                       We have audited the accompanying statement of assets and liabilities of AIM International Equity Fund (a portfolio of AIM International Funds, Inc.), including the schedule of investments, as of October 31, 2000, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                         We conducted our audits in accordance with auditing
                       standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                         In our opinion, the financial statements and financial
                       highlights referred to above present fairly, in all material respects, the financial position of AIM International Equity Fund as of October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                       /s/ KPMG LLP

                       December 6, 2000
                       Houston, Texas

SCHEDULE OF INVESTMENTS

October 31, 2000

                                                     MARKET
                                        SHARES       VALUE

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-89.68%

AUSTRALIA-0.80%

AMP Ltd. (Insurance-Life/Health)        1,352,000  $ 12,187,072
---------------------------------------------------------------
Brambles Industries Ltd. (Air
  Freight)                                383,000     9,930,175
---------------------------------------------------------------
Cable & Wireless Optus Ltd.
  (Telephone)(a)                        3,103,700     6,573,569
===============================================================
                                                     28,690,816
===============================================================

BRAZIL-1.56%

Brasil Telecom Participacoes
  S.A.-ADR (Telephone)                    105,840     5,735,205
---------------------------------------------------------------
Companhia de Bebidas das
  Americas-ADR
  (Beverages-Alcoholic)                   902,100    20,353,631
---------------------------------------------------------------
Embratel Participacoes S.A.-ADR
  (Telephone)                             492,800     7,977,200
---------------------------------------------------------------
Petroleo Brasileiro
  S.A.-Petrobras-Pfd. (Oil &
  Gas-Exploration & Production)           821,314    21,768,369
---------------------------------------------------------------
Tele Centro Oeste Celular
  Participacoes S.A.-ADR
  (Telecommunication-Cellular/
  Wireless)                                     1            10
===============================================================
                                                     55,834,415
===============================================================

CANADA-8.71%

360networks Inc.
  (Telecommunications-Long
  Distance)(a)                            811,500    14,708,437
---------------------------------------------------------------
Bombardier Inc.-Class B
  (Aerospace/Defense)                   3,853,400    60,426,197
---------------------------------------------------------------
C-MAC Industries, Inc.
  (Electronics-Component
  Distributors)(a)                        703,600    39,618,673
---------------------------------------------------------------
Celestica Inc.
  (Electronics-Semiconductors)(a)         959,500    68,351,732
---------------------------------------------------------------
Cognos, Inc. (Computer Software &
  Services)(a)                            839,200    34,826,800
---------------------------------------------------------------
Mitel Corp. (Communications
  Equipment)(a)                           466,000     7,627,840
---------------------------------------------------------------
Nortel Networks Corp.
  (Communications Equipment)              921,828    41,943,174
---------------------------------------------------------------
Rogers Communications, Inc.-Class B
  (Telecommunications-Cellular/Wireless)  911,200    17,659,608
---------------------------------------------------------------
Shaw Communications Inc.-Class B
  (Broadcasting-Television, Radio &
  Cable)                                1,298,700    26,572,628
===============================================================
                                                    311,735,089
===============================================================

DENMARK-4.28%

GN Store Nord A.S. (Communications
  Equipment)                            2,018,100    39,122,061
---------------------------------------------------------------
Novo Nordisk A.S.-Class B (Health
  Care-Drugs-Generic & Other)(a)         333,500    70,735,740
---------------------------------------------------------------
Vestas Wind Systems A.S.
  (Manufacturing-Specialized)            798,300    43,240,416
===============================================================
                                                    153,098,217
===============================================================

FINLAND-1.78%

Nokia Oyj (Communications
  Equipment)                            1,550,000    63,784,110
===============================================================

                                                     MARKET
                                      SHARES         VALUE

FRANCE-18.94%

Alcatel S.A. (Communications
  Equipment)                         1,011,400   $   61,713,539
---------------------------------------------------------------
Altran Technologies S.A.
  (Services-Commercial & Consumer)     279,600       57,161,364
---------------------------------------------------------------
Assurances Generales de France
  (Insurance-Multi-Line)              617,700       33,811,616
---------------------------------------------------------------
Aventis S.A.
  (Chemicals-Diversified)(a)           888,700       64,106,597
---------------------------------------------------------------
BNP Paribas (Banks-Major Regional)     778,250       67,102,925
---------------------------------------------------------------
Havas Advertising S.A.
  (Services-Advertising/Marketing)  1,943,450       31,320,375
---------------------------------------------------------------
M6 Metropole Television
  (Broadcasting-Television, Radio
  & Cable)                             176,000        7,766,845
---------------------------------------------------------------
Pinault-Printemps-Redoute S.A.
  (Retail-General Merchandise)         210,300       37,532,471
---------------------------------------------------------------
PSA Peugeot Citroen (Automobiles)      150,900       27,789,299
---------------------------------------------------------------
Publicis Groupe
  (Services-Advertising/
  Marketing)(a)                      1,075,600       35,188,746
---------------------------------------------------------------
Sanofi-Synthelabo S.A. (Health
  Care-Drugs-Generic & Other)         577,500       30,385,913
---------------------------------------------------------------
Schneider Electric S.A.
  (Housewares)(a)                      240,100       15,638,646
---------------------------------------------------------------
Societe Generale-Class A
  (Banks-Major Regional)               737,050       41,845,782
---------------------------------------------------------------
Societe Television Francaise 1
  (Broadcasting-Television, Radio
  & Cable)                             617,650       33,704,046
---------------------------------------------------------------
STMicroelectronics N.V.
  (Electronics-Semiconductors)      1,303,500       65,764,498
---------------------------------------------------------------
Total Fina Elf S.A.
  (Oil-International Integrated)       466,144       66,696,998
===============================================================
                                                    677,529,660
===============================================================

GERMANY-4.19%

ADVA A.G. Optical Networking
  (Communications Equipment)(a)        153,700       11,282,844
---------------------------------------------------------------
Altana A.G. (Health
  Care-Drugs-Generic & Other)          261,540       31,739,697
---------------------------------------------------------------
MLP A.G.-Pfd. (Services-Commercial
  & Consumer)                          216,900       29,267,477
---------------------------------------------------------------
Porsche A.G.-Pfd. (Automobiles)         15,000       50,282,512
---------------------------------------------------------------
Siemens A.G.
  (Manufacturing-Diversified)          213,300       27,152,557
===============================================================
                                                    149,725,087
===============================================================

HONG KONG-3.23%

China Mobile Ltd.
  (Telecommunications-
  Cellular/Wireless)(a)              9,104,000       58,366,457
---------------------------------------------------------------
Dao Heng Bank Group Ltd.
  (Banks-Regional)                   3,880,000       19,601,487
---------------------------------------------------------------
Hutchison Whampoa Ltd. (Retail-Food
  Chains)                            3,018,400       37,541,326
===============================================================
                                                    115,509,270
===============================================================

ITALY-2.17%

Gruppo Editoriale L'Espresso
  (Publishing)                         802,600        8,779,720
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE

ITALY-(CONTINUED)

Riunione Adriatica di Sicurta S.P.A
  (Insurance Brokers)                5,257,600   $   69,025,009
===============================================================
                                                     77,804,729
===============================================================

JAPAN-11.68%

Advantest Corp.
  (Electronics-Instrumentation)        168,000       21,909,362
---------------------------------------------------------------
Crayfish Co. Ltd.-ADR
  (Computers-Software &
  Services)(a)                         894,300        1,397,344
---------------------------------------------------------------
Hirose Electric Co. Ltd.
  (Electronics-Component
  Distributors)                        153,200       17,690,693
---------------------------------------------------------------
Hoya Corp.
  (Manufacturing-Specialized)          270,000       22,319,571
---------------------------------------------------------------
Matsushita Communication Industrial
  Co., Ltd. (Telephone)                199,000       26,079,824
---------------------------------------------------------------
Murata Manufacturing Co., Ltd.
  (Electronics-Component
  Distributors)                        147,000       17,594,465
---------------------------------------------------------------
NEC Corp. (Computers-Hardware)       1,446,000       27,564,313
---------------------------------------------------------------
Nippon Telegraph & Telephone Corp.
  (Telecommunications-Long
  Distance)                              2,573       23,415,562
---------------------------------------------------------------
NTT Data Corp. (Computers-Software
  & Services)(a)                         1,984       15,455,254
---------------------------------------------------------------
NTT DoCoMo, Inc.
  (Telecommunications-
  Cellular/Wireless)                       903       22,261,559
---------------------------------------------------------------
Ricoh Co., Ltd. (Office Equipment &
  Supplies)                          1,141,000       17,567,521
---------------------------------------------------------------
Rohm Co. Ltd.
  (Electronics-Component
  Distributors)                         63,000       15,883,517
---------------------------------------------------------------
Sanix Inc. (Services-Commercial &
  Consumer)                            265,200       13,586,290
---------------------------------------------------------------
Sanyo Electric Co., Ltd.
  (Electronics-Component
  Distributors)                      7,152,000       54,402,786
---------------------------------------------------------------
Sharp Corp. (Electrical Equipment)     918,000       11,694,268
---------------------------------------------------------------
Sony Corp. (Electrical Equipment)      335,800       26,835,687
---------------------------------------------------------------
Takeda Chemical Industries Ltd.
  (Health Care-Drugs-Generic &
  Other)                               642,000       42,303,808
---------------------------------------------------------------
Tokyo Electron Ltd. (Electronics-
  Semiconductors)                      272,000       21,288,365
---------------------------------------------------------------
Trend Micro Inc.
  (Computers-Software &
  Services)(a)                         196,700       18,567,658
===============================================================
                                                    417,817,847
===============================================================

MEXICO-3.40%

Coca-Cola Femsa S.A.-ADR
  (Beverages-Non-Alcoholic)            796,800       15,288,600
---------------------------------------------------------------
Fomento Economico Mexicano, S.A. de
  C.V.-ADR (Beverages-Alcoholic)       669,970       25,584,479
---------------------------------------------------------------
Grupo Modelo S.A. de C.V.-Series C
  (Beverages-Alcoholic)              4,538,900       12,104,366
---------------------------------------------------------------
Grupo Televisa S.A.-GDR
  (Entertainment)(a)                   536,200       29,021,825
---------------------------------------------------------------
Kimberly-Clark de Mexico, S.A. de
  C.V.-Class A (Paper & Forest
  Products)                          1,979,000        5,060,296
---------------------------------------------------------------
Telefonos de Mexico S.A. de
  C.V.-Class L-ADR (Telephone)         269,900       14,557,731
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE

MEXICO-(CONTINUED)

Wal-Mart de Mexico S.A. de
  C.V.-Series C (Retail-General
  Merchandise)(a)                    8,782,000   $   20,021,711
===============================================================
                                                    121,639,008
===============================================================

NETHERLANDS-3.76%

Koninklijke (Royal) Philips
  Electronics N.V. (Electrical
  Equipment)                         1,363,700       53,594,748
---------------------------------------------------------------
Koninklijke Numico N.V. (Foods)        743,400       34,761,841
---------------------------------------------------------------
VNU N.V. (Publishing)                  978,600       46,092,133
===============================================================
                                                    134,448,722
===============================================================

NORWAY-0.22%

Tomra Systems A.S.A.
  (Manufacturing-Specialized)          194,650        7,825,526
===============================================================

SINGAPORE-1.27%

Chartered Semiconductor
  Manufacturing Ltd.-ADR
  (Electronics-Semiconductors)(a)      117,900        5,482,350
---------------------------------------------------------------
Datacraft Asia Ltd. (Communications
  Equipment)                         1,475,136       10,104,682
---------------------------------------------------------------
DBS Group Holdings Ltd.
  (Banks-Money Center)               1,393,274       16,421,324
---------------------------------------------------------------
Keppel Corp. Ltd. (Engineering &
  Construction)                      3,901,900        7,775,807
---------------------------------------------------------------
Singapore Press Holdings Ltd.
  (Publishing-Newspapers)              386,000        5,516,484
===============================================================
                                                     45,300,647
===============================================================

SOUTH KOREA-0.91%

Korea Telecom Corp.-ADR (Telephone)    464,000       17,110,000
---------------------------------------------------------------
Pohang Iron & Steel Co. Ltd.-ADR
  (Iron & Steel)                       387,800        6,132,088
---------------------------------------------------------------
Samsung Electronics N.V.
  (Electronics-Component
  Distributors)                         74,600        9,345,495
===============================================================
                                                     32,587,583
===============================================================

SPAIN-1.63%

Telefonica S.A. (Telephone)(a)       2,684,827       51,197,410
---------------------------------------------------------------
Telefonica S.A.-ADR (Telephone)(a)     123,805        7,172,952
===============================================================
                                                     58,370,362
===============================================================

SWEDEN-0.11%

Assa Abloy A.B.-Class B (Metal
  Fabricators)                         104,150        1,917,952
---------------------------------------------------------------
OM Grupppen A.B. (Investment
  Banking/Brokerage)                    57,050        2,038,377
===============================================================
                                                      3,956,329
===============================================================

SWITZERLAND-5.91%

Adecco S.A. (Services-Commercial &
  Consumer)                             28,391       19,635,015
---------------------------------------------------------------
Compagnie Financiere Richemont
  A.G.-Units (Tobacco)(b)               20,000       55,639,014
---------------------------------------------------------------
Julius Baer Holding Ltd.-Class B
  (Banks-Major Regional)                 1,835        9,086,686
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE

SWITZERLAND-(CONTINUED)

Kudelski S.A.
  (Electronics-Component
  Distributors)(a)                      10,000   $   13,464,641
---------------------------------------------------------------
Nestle S.A. (Foods)(a)                  18,000       37,305,959
---------------------------------------------------------------
Serono S.A.-Class B (Health
  Care-Drugs-Generic & Other)           45,720       41,133,500
---------------------------------------------------------------
Swatch Group A.G. (The)-Class B
  (Consumer-Jewelry, Novelties &
  Gifts)                                26,600       35,223,947
===============================================================
                                                    211,488,762
===============================================================

TAIWAN-0.51%

Far Eastern Textile Ltd.
  (Textiles-Apparel)                 1,120,246          921,842
---------------------------------------------------------------
Taiwan Semiconductor Manufacturing
  Co. Ltd.
  (Electronics-Semiconductors)(a)    5,706,240       17,299,660
===============================================================
                                                     18,221,502
===============================================================

UNITED KINGDOM-14.62%

ARM Holdings PLC (Electronics-
  Semiconductors)(a)                 4,900,850       48,369,037
---------------------------------------------------------------
Bookham Technology PLC
  (Communications Equipment)(a)        166,300        5,476,636
---------------------------------------------------------------
BP Amoco PLC (Oil-International
  Integrated)                        5,686,300       48,239,345
---------------------------------------------------------------
Capita Group PLC
  (Services-Commercial & Consumer)   4,869,600       37,105,622
---------------------------------------------------------------
CMG PLC (Computers-Software &
  Services)                            959,400       15,998,928
---------------------------------------------------------------
Logica PLC (Computers-Software &
  Services)                            997,900       29,531,899
---------------------------------------------------------------
Marconi PLC (Communications
  Equipment)                         4,286,300       54,123,882
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE

UNITED KINGDOM-(CONTINUED)

Pace Micro Technology PLC
  (Communications Equipment)         1,618,300   $   11,556,099
---------------------------------------------------------------
Royal Bank of Scotland Group PLC
  (Banks-Major Regional)             2,568,300       57,666,446
---------------------------------------------------------------
Shell Transport & Trading Co. (Oil-
  International Integrated)          7,119,800       57,300,243
---------------------------------------------------------------
Spirent PLC (Communications
  Equipment)                         6,011,250       55,751,014
---------------------------------------------------------------
Vodafone Group PLC
  (Telecommunications-
  Cellular/Wireless)                15,651,928       65,141,595
---------------------------------------------------------------
WPP Group PLC
  (Services-Advertising/Marketing)   2,725,550       36,591,735
===============================================================
                                                    522,852,481
===============================================================
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $2,588,322,261)                             3,208,220,162
===============================================================

MONEY MARKET FUNDS-13.31%

STIC Liquid Assets Portfolio(c)      238,167,382    238,167,382
---------------------------------------------------------------
STIC Prime Portfolio(c)              238,167,382    238,167,382
===============================================================
    Total Money Market Funds (Cost
      $476,334,764)                                 476,334,764
===============================================================

TOTAL INVESTMENTS-102.99% (Cost
  $3,064,657,025)                                 3,684,554,926
===============================================================

LIABILITIES LESS OTHER
  ASSETS-(2.99%)                                   (107,078,104)
===============================================================

NET ASSETS-100.00%                               $3,577,476,822
_______________________________________________________________
===============================================================

Investment Abbreviations:

ADR  - American Depositary Receipt
GDR  - Global Depositary Receipt
Ltd. - Limited
Pfd. - Preferred

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Consists of more than one class of securities traded together as a unit. In addition to the security listed, each unit includes common or preferred shares of the issuer.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000


ASSETS:

Investments, at market value (cost
  $3,064,657,025)                              $3,684,554,926
-------------------------------------------------------------
Foreign currencies, at value (cost
  $50,104,560)                                     50,273,027
-------------------------------------------------------------
Receivables for:
  Investments sold                                  7,861,206
-------------------------------------------------------------
  Capital stock sold                               35,370,022
-------------------------------------------------------------
  Dividends and interest                            6,355,882
-------------------------------------------------------------
Collateral for securities loaned                  181,195,014
-------------------------------------------------------------
Investment for deferred compensation plan              65,629
-------------------------------------------------------------
Other assets                                          428,891
=============================================================
    Total assets                               $3,966,104,597
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                           185,702,331
-------------------------------------------------------------
  Capital stock reacquired                         14,641,659
-------------------------------------------------------------
  Collateral upon return of securities loaned     181,195,014
-------------------------------------------------------------
  Deferred compensation plan                           65,629
-------------------------------------------------------------
Accrued advisory fees                               2,611,826
-------------------------------------------------------------
Accrued administrative services fees                   18,490
-------------------------------------------------------------
Accrued distribution fees                           2,562,271
-------------------------------------------------------------
Accrued directors' fees                                   741
-------------------------------------------------------------
Accrued transfer agent fees                         1,024,349
-------------------------------------------------------------
Accrued operating expenses                            805,465
=============================================================
    Total liabilities                             388,627,775
=============================================================
Net assets applicable to shares outstanding    $3,577,476,822
_____________________________________________________________
=============================================================

NET ASSETS:

Class A                                        $2,325,635,811
_____________________________________________________________
=============================================================
Class B                                        $  997,842,582
_____________________________________________________________
=============================================================
Class C                                        $  253,998,429
_____________________________________________________________
=============================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                      400,000,000
-------------------------------------------------------------
  Outstanding                                     107,655,983
_____________________________________________________________
=============================================================
Class B:
  Authorized                                      200,000,000
-------------------------------------------------------------
  Outstanding                                      47,952,089
_____________________________________________________________
=============================================================
Class C:
  Authorized                                      200,000,000
-------------------------------------------------------------
  Outstanding                                      12,196,926
_____________________________________________________________
=============================================================
Class A:
  Net asset value and redemption price per
    share                                      $        21.60
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $21.60 divided by
    94.50%)                                    $        22.86
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per
    share                                      $        20.81
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per
    share                                      $        20.82
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 2000


INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $3,540,954)                                  $  51,813,671
------------------------------------------------------------
Dividends from affiliated money market funds      15,111,834
------------------------------------------------------------
Interest                                             412,303
------------------------------------------------------------
Security lending income                              391,360
============================================================
    Total investment income                       67,729,168
============================================================

EXPENSES:

Advisory fees                                     35,553,208
------------------------------------------------------------
Administrative services fees                         222,616
------------------------------------------------------------
Custodian fees                                     2,535,839
------------------------------------------------------------
Distribution fees -- Class A                       7,664,862
------------------------------------------------------------
Distribution fees -- Class B                      11,204,523
------------------------------------------------------------
Distribution fees -- Class C                       2,193,948
------------------------------------------------------------
Transfer agent fees -- Class A                     4,136,260
------------------------------------------------------------
Transfer agent fees -- Class B                     2,203,596
------------------------------------------------------------
Transfer agent fees -- Class C                       431,484
------------------------------------------------------------
Directors' fees                                       13,946
------------------------------------------------------------
Other                                              1,505,292
============================================================
    Total expenses                                67,665,574
============================================================
Less: Fees waived                                 (1,697,400)
------------------------------------------------------------
    Expenses paid indirectly                         (57,572)
============================================================
    Net expenses                                  65,910,602
============================================================
Net investment income                              1,818,566
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
  Investment securities                          307,049,154
------------------------------------------------------------
  Foreign currencies                             (16,252,477)
============================================================
                                                 290,796,677
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                         (272,160,867)
------------------------------------------------------------
  Foreign currencies                              (2,268,302)
============================================================
                                                (274,429,169)
============================================================
Net gain on investment securities and foreign
  currencies                                      16,367,508
============================================================
Net increase in net assets resulting from
  operations                                   $  18,186,074
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended October 31, 2000 and 1999

                                                                   2000              1999
                                                              --------------    --------------

OPERATIONS:

  Net investment income (loss)                                $    1,818,566    $  (10,949,841)
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                   290,796,677       182,790,856
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                (274,429,169)      474,142,542
==============================================================================================
    Net increase in net assets resulting from operations          18,186,074       645,983,557
==============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                                 --       (10,410,630)
----------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                        (86,520,783)      (20,381,375)
----------------------------------------------------------------------------------------------
  Class B                                                        (38,910,409)       (9,045,542)
----------------------------------------------------------------------------------------------
  Class C                                                         (5,375,907)         (756,877)
----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        313,494,138       (80,693,853)
----------------------------------------------------------------------------------------------
  Class B                                                        148,996,045       (28,456,976)
----------------------------------------------------------------------------------------------
  Class C                                                        163,874,554        39,293,753
==============================================================================================
    Net increase in net assets                                   513,743,712       535,532,057
==============================================================================================

NET ASSETS:

  Beginning of year                                            3,063,733,110     2,528,201,053
==============================================================================================
  End of year                                                 $3,577,476,822    $3,063,733,110
______________________________________________________________________________________________
==============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $2,727,015,413    $2,002,598,882
----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                        (137,143)       (8,098,861)
----------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment securities
    and foreign currencies                                       233,356,824       177,562,192
----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                           617,241,728       891,670,897
==============================================================================================
                                                              $3,577,476,822    $3,063,733,110
______________________________________________________________________________________________
==============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2000

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM International Equity Fund (the "Fund") is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On October 31, 2000, undistributed net investment income was increased by $6,143,152, undistributed net realized gains decreased by $104,194,946 and paid in capital increased by $98,051,794 as a result of book/tax differences due to utilization of a portion of the proceeds from redemptions as distributions for federal income tax purposes, foreign currency transactions and net operating loss reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Bond Premiums -- It has been the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes. In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not effect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of this principle will not be material to the financial statements.
H. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.95% of the first $1 billion of the Fund's average daily net assets, plus 0.90% of the Fund's average daily net assets in excess of $1 billion. AIM has agreed to waive advisory fees payable by the Fund to AIM at the annual rate of 0.05% on net assets in excess of $500 million. During the year ended October 31, 2000, AIM waived fees of $1,697,400.
   The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2000, AIM was paid $222,616 for such services.
   The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended October 31, 2000, AFS was paid $2,661,410 for such services.
   The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the year ended October 31, 2000, the Class A, Class B and Class C shares paid AIM Distributors $7,664,862, $11,204,523 and $2,193,948, respectively, as compensation under the Plans.
   AIM Distributors received commissions of $735,919 from sales of the Class A shares of the Fund during the year ended October 31, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2000, AIM Distributors received $263,758 in contingent deferred sales charges imposed on redemptions of Fund shares.
   Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
   During the year ended October 31, 2000, the Fund paid legal fees of $10,103 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $52,626 and reductions in custodian fees of $4,946 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $57,572.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly and failed to return the securities.
   At October 31, 2000, securities with an aggregate value of $172,157,948 were on loan to brokers. The loans were secured by cash collateral of $181,195,014 received by the Fund. For the year ended October 31, 2000, the Fund received fees of $391,360 for securities lending.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2000 was $3,388,830,409 and $3,103,179,568, respectively.
   The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2000 is as follows:

Aggregate unrealized appreciation of
  investment securities                     $ 773,072,876
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                      (165,458,341)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                $ 607,614,535
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $3,076,940,391.

NOTE 8-CAPITAL STOCK

Changes in capital stock outstanding during the years October 31, 2000 and 1999 were as follows:

                                                                         2000                              1999
                                                            ------------------------------    -------------------------------
                                                              SHARES           AMOUNT            SHARES           AMOUNT
                                                            -----------    ---------------    ------------    ---------------
Sold:
  Class A                                                    74,959,702    $ 1,884,430,622     144,897,083    $ 2,695,101,630
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                    10,706,006        266,318,794      11,600,846        212,065,890
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                    11,663,828        288,872,717       9,254,771        168,733,197
=============================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                     3,304,133         80,984,287       1,596,985         28,282,611
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                     1,485,236         35,304,035         482,230          8,356,948
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                       214,163          5,094,930          39,786            689,883
=============================================================================================================================
Issued in connection with acquisitions:*
  Class A                                                            --                 --       5,974,789        108,110,501
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                            --                 --       2,061,255         36,453,921
=============================================================================================================================
Reacquired:
  Class A                                                   (65,335,468)    (1,651,920,771)   (155,781,747)    (2,912,188,595)
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                    (6,258,901)      (152,626,784)    (15,614,562)      (285,333,735)
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                    (5,276,103)      (130,093,093)     (7,117,246)      (130,129,327)
=============================================================================================================================
                                                             25,462,596    $   626,364,737      (2,605,810)   $   (69,857,076)
_____________________________________________________________________________________________________________________________
=============================================================================================================================

* The Fund acquired AIM International Growth Fund on February 12, 1999. The acquired fund's net assets as of the closing date were $144,564,422. The net assets of the Fund immediately prior to acquisition were $2,655,808,540.

NOTE 9-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                           CLASS A
                                                              ------------------------------------------------------------------
                                                                                    YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------------------
                                                               2000(a)         1999        1998(a)       1997(a)       1996(a)
                                                              ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period                          $    21.73    $    17.59    $    16.64    $    15.37    $    13.65
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      0.08         (0.03)         0.05          0.04          0.04
--------------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)            0.72          4.49          0.96          1.68          2.07
================================================================================================================================
    Total from investment operations                                0.80          4.46          1.01          1.72          2.11
================================================================================================================================
Less distributions:
  Dividends from net investment income                                --         (0.11)        (0.06)        (0.02)        (0.01)
--------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            (0.93)        (0.21)           --         (0.43)        (0.38)
================================================================================================================================
    Total distributions                                            (0.93)        (0.32)        (0.06)        (0.45)        (0.39)
================================================================================================================================
Net asset value, end of period                                $    21.60    $    21.73    $    17.59    $    16.64    $    15.37
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(b)                                                     3.16%        25.73%         6.11%        11.43%        15.79%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $2,325,636    $2,058,419    $1,724,635    $1,577,390    $1,108,395
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                  1.44%(c)      1.48%         1.45%         1.47%         1.58%
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                               1.48%(c)      1.52%         1.49%         1.51%         1.60%
================================================================================================================================
Ratio of net investment income to average net assets                0.30%(c)     (0.14)%        0.28%         0.24%         0.25%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                               87%           86%           78%           50%           66%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a)Calculated using average shares outstanding.
(b)Does not include sales charges.
(c)Ratios are based on average daily net assets of $2,554,953,820.

                                                                                      CLASS B
                                                              --------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------
                                                              2000(a)     1999(a)     1998(a)     1997(a)     1996(a)
                                                              --------    --------    --------    --------    --------
Net asset value, beginning of period                          $  21.11    $  17.13    $  16.27    $  15.13    $  13.54
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.11)      (0.17)      (0.09)      (0.09)      (0.07)
----------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          0.74        4.36        0.95        1.66        2.04
======================================================================================================================
    Total from investment operations                              0.63        4.19        0.86        1.57        1.97
======================================================================================================================
Less distributions from net realized gains                       (0.93)      (0.21)         --       (0.43)      (0.38)
======================================================================================================================
Net asset value, end of period                                $  20.81    $  21.11    $  17.13    $  16.27    $  15.13
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(b)                                                   2.42%      24.72%       5.29%      10.61%      14.88%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $997,843    $887,106    $744,987    $678,809    $368,355
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                2.18%(c)    2.27%       2.22%       2.25%       2.35%
----------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             2.22%(c)    2.31%       2.26%       2.28%       2.37%
======================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.44)%(c)  (0.93)%     (0.49)%     (0.53)%     (0.53)%
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate                                             87%         86%         78%         50%         66%
______________________________________________________________________________________________________________________
======================================================================================================================

(a)Calculated using average shares outstanding.
(b)Does not include contingent deferred sales charges.
(c)Ratios are based on average daily net assets of $1,120,452,259.

                                                                                   CLASS C
                                                              ---------------------------------------------------
                                                                                                      AUGUST 4,
                                                                                                        1997
                                                                                                     (DATE SALES
                                                                    YEAR ENDED OCTOBER 31,          COMMENCED) TO
                                                              ----------------------------------     OCTOBER 31,
                                                              2000(a)       1999(a)     1998(a)        1997(a)
                                                              ------------------------------------------------
Net asset value, beginning of period                          $  21.13      $  17.14    $  16.27      $  17.64
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.11)        (0.17)      (0.09)        (0.02)
--------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.73          4.37        0.96         (1.35)
==============================================================================================================
    Total from investment operations                              0.62          4.20        0.87         (1.37)
==============================================================================================================
Less distributions from net realized gains                       (0.93)        (0.21)         --            --
==============================================================================================================
Net asset value, end of period                                $  20.82      $  21.13    $  17.14      $  16.27
______________________________________________________________________________________________________________
==============================================================================================================
Total return(b)                                                   2.37%        24.76%       5.35%         7.77%
______________________________________________________________________________________________________________
==============================================================================================================

Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $253,998      $118,208    $ 58,579      $ 12,829
______________________________________________________________________________________________________________
==============================================================================================================

Ratio of expenses to average net assets:
  With fee waivers                                                2.18%(c)      2.27%       2.22%         2.27%(d)
--------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             2.22%(c)      2.31%       2.26%         2.30%(d)
==============================================================================================================

Ratio of net investment income (loss) to average net assets      (0.44)%(c)    (0.93)%     (0.49)%       (0.55)%(d)
______________________________________________________________________________________________________________
==============================================================================================================

Portfolio turnover rate                                             87%           86%         78%           50%
______________________________________________________________________________________________________________
==============================================================================================================


(a)Calculated using average shares outstanding.
(b)Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)Ratios are based on average daily net assets of $219,394,811.
(d)Annualized.

                                                                  APPENDIX II


                        ANNUAL REPORT / DECEMBER 31 2000

                              AIM JAPAN GROWTH FUND

                                 [COVER IMAGE]

                            [AIM LOGO APPEARS HERE]

                            --Registered Trademark--

                                 [COVER IMAGE]

                      -------------------------------------

                THE WAVE, FROM "ONE HUNDRED FAMOUS VIEWS OF EDO"

                           BY ANDO TOKITARO HIROSHIGE

            ONE OF THE LAST GREAT PRINTMAKERS OF THE UKIYO E SCHOOL,

             HIROSHIGE WAS 19TH-CENTURY JAPAN'S MOST POPULAR ARTIST.

          BEFORE HIROSHIGE, JAPANESE LANDSCAPES WERE PAINTED IN A FOR-

           MAL, ACADEMIC MANNER. HIROSHIGE INTRODUCED A MORE NATURAL,

            LYRICAL APPROACH THAT HAD ENORMOUS POPULAR APPEAL. DURING

          HIS LIFETIME, HIROSHIGE PRODUCED MORE THAN 5,000 PRINTS. THE

           WAVE BELONGS TO A SERIES DEPICTING WELL-KNOWN VIEWS AROUND

                                EDO (NOW TOKYO).

                      -------------------------------------

AIM Japan Growth Fund is for shareholders seeking long-term growth of capital. The fund invests primarily in equity securities of companies located in Japan.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Japan Growth Fund's performance figures are historical, and they reflect fund expenses, reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales-charge structure and class expenses.
o During the fiscal year ended 12/31/00, the fund paid distributions of $0.6940 per Class A share and $0.6235 per Class B and Class C share.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o Investing in a single-region mutual fund may involve greater risk and potential reward than investing in a more diversified fund.
o Investing in micro-, small and mid-sized companies may involve risks not associated with more established companies. Also, micro and small companies may have business risk, significant stock-price fluctuations and illiquidity.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged MSCI Japan Index is a market-value-weighted average of the performance of more than 300 securities on the Japanese stock exchanges tracked by Morgan Stanley Capital International.
o The unmanaged Standard and Poor's 500 Index (S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.
o The unmanaged National Association of Securities Dealers Automated Quotation System Composite Index (the Nasdaq) is a market-value-weighted index comprising all domestic and non-U.S.-based common stocks listed on the Nasdaq system.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not include sales charges or fund expenses.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

    This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.


                             AIM JAPAN GROWTH FUND

                        ANNUAL REPORT / CHAIRMAN'S LETTER


                    Dear Fellow Shareholder:

                    It's an honor to address you as AIM Funds' new chairman. I feel privileged to succeed Ted Bauer, who recently retired
    [PHOTO OF       as AIM's chairman after a long, successful career in the
    Robert H.       investment industry. Ted has always shown the highest degree
      Graham,       of integrity and commitment to excellence, and I have always
   Chairman of      admired him greatly. I'm also proud to be part of the team
   the Board of     that launched AIM almost 25 years ago. From the beginning,
     THE FUND       AIM has been a very people-oriented, service-minded company,
  APPEARS HERE]     and I plan to carry on that tradition for our shareholders, financial advisors and employees.

                    UNCERTAIN MARKETS
                    The markets in 2000 were particularly unsettling, especially for investors who have only experienced the bull market of the 1990s. After almost a decade of double-digit returns, the S&P 500 finished 2000 down 9.1%. But 20% to 30% returns, such as we have seen recently, are not typical. Historically, markets decline in one out of every four years. What we have seen in 2000 is a normal downturn, and it appears to be a worldwide trend. In 2000, most overseas markets were more turbulent than their U.S. counterpart.

    Regardless of the impact of market conditions, we know you are counting on us to deliver attractive investment performance. We don't like it when we don't live up to your expectations. We have been disappointed along with you. Because we ourselves invest in AIM funds and use them in our retirement plans, virtually everyone who works here has a stake in at least one AIM fund. All of us have seen the value of our own accounts decline. We know how unpleasant this experience is.

    What are we doing about it? We are sticking with our motto: Invest with Discipline. We still manage our funds with the same security-selection disciplines that have produced excellent long-term performance for so many of our funds while making prudent adjustments to our portfolios. We know that every now and then there will be a down period in the markets, like the one last year. We just have to be patient, and we urge you to be, too. Remember that the long-term historical trend of the markets is upward.

REASONS FOR OPTIMISM
Though we can expect the situation to remain difficult for some time, there are reasons for optimism. Shortly after the close of the calendar year, the Federal Reserve Board lowered interest rates, and many expect more cuts in the months to come. With the correction and lower rates, we now see the most attractive market valuation in several years. While there is concern that the economy's record long expansion may be rolling over to recession, the Fed has achieved its goal of slowing the economy and has reversed course, adding liquidity and lowering rates. Historically, this has proven to be an important catalyst to stabilizing the economy and turning markets.

    The current environment illustrates the value of professional money management. During downturns, investors may be tempted to make decisions based on emotions, not strategy. The wisest choice is to rely on a professional money manager, keeping in mind that mutual funds are long-term investments.

    In the following pages, your fund's portfolio managers discuss market activity and how they managed your fund during the fiscal year. If you have any questions or comments, please contact us through our Web site, www.aimfunds.com, or call our Client Services Department at 800-959-4246 during normal business hours. Information about your account is available at our Web site and on our automated AIM Investor Line, 800-246-5463.

    Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM

Robert H. Graham
Chairman


                             AIM JAPAN GROWTH FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

FUND CHALLENGED BY VOLATILE MARKET CONDITIONS

STOCK VOLATILITY ROCKED MARKETS AROUND THE WORLD. HOW DID THE FUND PERFORM IN THIS ENVIRONMENT?
It was a challenging fiscal year for Japanese securities. In 1999, a Cinderella-like atmosphere prevailed in Japanese markets, with high-tech stocks leading the charmed environment. Indeed, some Japanese-sector mutual funds returned more than 100% in 1999, including AIM Japan Growth Fund. Y2K reversed the fairy tale, however, as equity markets around the world sold off sharply. In this environment, AIM Japan Growth Fund returned -53.73% for Class A shares and -53.97% for Class B and Class C shares for the one-year period ended December 31, 2000. These returns are at net asset value, excluding sales charges.

DESCRIBE THE MARKET ENVIRONMENT IN JAPAN DURING THE REPORTING PERIOD.
Japan was one of the world's star performers in 1999. Indeed, Japanese equity markets began 2000 filled with optimism about both the economy and the stock market. A number of bank mergers in 1999 convinced many that Japan's banking-system problems were a dimming memory and perhaps the economy was finally digging out of the doldrums. And like so many other world equity markets, Japan was riding the global tech-stock craze.
    Euphoria surrounding high-tech stocks, however, came to an end in March as the Nasdaq sold off sharply. Most world markets followed suit, including Japan. Extreme stock-market volatility became almost commonplace. This trend continued into the second quarter, although there was a recovery of sorts in June. Foreign investors, major sellers of the Japanese market earlier in the year, returned as net purchasers in late June.
    And there were signs in the third quarter that the market had stabilized. Improved investor sentiment toward growth stocks in the United States and a growing feeling that the Fed had finished raising rates helped the Japanese market stage a modest rebound led by electronics.
    This improvement, however, was not to last as a number of downward earnings revisions in the United States (notably Intel and Apple, neither fund holdings) hit Japanese shares severely (despite many upward revisions to earnings on Japanese stocks). Continued worldwide stock volatility and a stalling Japanese economy--job growth, industrial production, retail sales and business confidence all took a downturn late in the year--drove investors, especially foreign investors, to further sell Japanese equities in the final quarter.

HOW HAVE OTHER FACTORS AFFECTED JAPANESE MARKETS?
The flood of stock on Japanese markets was due not only to foreign investors selling their shares but also to the unwinding of bank and corporate cross-share holdings. For decades, Japanese companies have held substantial positions in firms with which they have relationships a relic of an era when companies sealed business deals by buying each other's stock. New accounting procedures and the need to focus on return on investment rather than asset growth have led many companies to unwind or sell significant portions of their cross-share holdings.
    The mood, however, was not entirely dire in Japanese markets. Japanese small-cap stocks in general performed well, handily beating most large-cap shares. And certain companies in the shipbuilding, steel and metals and minerals industries did well as corporate restructurings, mergers and historically low stock valuations led to selective buying of these types of companies.
    Japan's currency, the yen, also appeared strong most of the year. Late in 2000, the yen did start to weaken as the economy slowed down. But a falling yen has its benefits. A weaker yen could help boost earnings for Japanese export companies.

HOW DID YOU MANAGE THE FUND?
The companies we own are the ones we hope will lead the future growth of the Japanese economy. We conduct extensive research into a company, including its market capitalization, balance sheet, management and stock price. We continue to believe that any increase in capital expenditure by corporations will be directed to improving productivity, increasing production flexibility and improving profitability by reducing costs. These companies, we hope, will continue to provide the greatest earnings surprises.

                     -------------------------------------

                         EUPHORIA SURROUNDING HIGH-TECH

                       STOCKS, HOWEVER, CAME TO AN END IN

                          MARCH AS THE NASDAQ SOLD OFF

                        SHARPLY. MOST WORLD MARKETS FOL-

                          LOWED SUIT, INCLUDING JAPAN.

                     -------------------------------------

          See important fund and index disclosures inside front cover.

                             AIM JAPAN GROWTH FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

                     -------------------------------------

                            READ THIS REPORT ONLINE!

                       A NEW SERVICE--ELECTRONIC DELIVERY

                       OF FUND REPORTS AND PROSPECTUSES--

                      IS AVAILABLE. YOU CAN READ THE SAME

                        AIM REPORT YOU ARE READING NOW--

                        ONLINE. ONCE YOU SIGN UP FOR THE

                      SERVICE, WE WILL SEND YOU A LINK TO

                      THE REPORT VIA E-MAIL. IF YOU CHOOSE

                      TO RECEIVE YOUR REPORTS ONLINE, YOU

                        WILL NOT RECEIVE A PAPER COPY BY

                      MAIL. YOU MAY CANCEL THE SERVICE AT

                       ANY TIME BY VISITING OUR WEB SITE.

                          PLEASE VISIT OUR WEB SITE AT

                        www.aimfunds.com AND GO TO "YOUR

                          AIM ACCOUNT." LOG INTO YOUR

                      ACCOUNT AND THEN CLICK ON THE "VIEW

                        OTHER ACCOUNT OPTIONS" DROPDOWN

                          MENU AND SELECT "eDELIVERY."

                     -------------------------------------

    While the structure of the fund remains relatively unchanged, we have reduced our risk profile somewhat by reducing positions in smaller companies and adding larger, more defensive companies in their place.

COULD YOU DISCUSS SOME OF YOUR HOLDINGS?
Often, stocks in international portfolios are not household names in the United States. But you may be more familiar with their products than you think. Here's an overview of some of the fund's top holdings:
o Kao Corporation: Japan's foremost manufacturer of personal-care, laundry and cleaning products, this company also owns U.S. skin-care company Andrew Jergens. Kao also makes cooking oils, fatty acids and chemicals such as those used in printers and copiers.
o Takeda Chemical Industries: One of Japan's top drug makers, it makes and markets cold remedies, vitamins, food additives and chemical products like insecticides and wood preservatives.
    Takeda sells its products in some 100 countries, including the United States, and has alliances with several firms, including a pact with a Johnson & Johnson subsidiary to sell Tylenol and other nonprescription drugs in Japan.
o Nippon Telegraph and Telephone Corporation (NTT): This company is actually a holding company for regional local phone companies NTT East and NTT West, which enjoy de facto monopolies in their markets, and long-distance carrier NTT Communications.
o NTT DoCoMo: The wireless spin-off of Nippon Telegraph and Telephone (NTT), this company has a 55% market share of the mobile-phone industry in Japan. The company also provides maritime and in-flight phone service and sells handsets and pagers.

WHAT WERE CONDITIONS LIKE AS THE FISCAL YEAR CLOSED ON DECEMBER 31, 2000? Although growth rates may be slowing in Japan, corporate capital spending could continue to grow. The Tankan survey of business confidence in December, although not as positive as previous surveys, still showed that large manufacturers expect capital expenditure to grow. And despite some negative economic data, Finance Minister Kiichi Miyazawa indicated that the economy will become "self-sustaining" in fiscal year 2001 and a supplemental budget would be unnecessary to support the economy.
    The recovery of the Japanese economy as a whole, however, remains uncertain. Still, we believe that the best investment in Japan is to find individual stocks and sectors that perform well regardless of the country's economic situation.

[ART WORK]

PORTFOLIO COMPOSITION

As of 12/31/00, based on total net assets

=============================================================================================================
TOP 10 HOLDINGS                                         TOP 10 INDUSTRIES
-------------------------------------------------------------------------------------------------------------
 1. Kao Corp.                               5.40%       1. Electronics (Component Distributors)        20.75%
 2. Secom Co., Ltd.                         5.37        2. Electrical Equipment                         8.83
 3. Canon Inc.                              4.80        3. Personal Care                                7.38
 4. Nippon Telegraph & Telephone Corp.      4.58        4. Services (Commercial & Consumer)             5.37
 5. Murata Manufacturing Co., Ltd.          4.51        5. Investment Banking/Brokerage                 5.01
 6. Fujitsu Ltd.                            4.49        6. Office Equipment & Supplies                  4.80
 7. Rohm Co., Ltd.                          4.27        7. Telecommunications (Long Distance)           4.58
 8. NTT DoCoMo, Ltd.                        3.65        8. Telecommunications (Cellular/Wireless)       3.65
 9. ORIX Corp.                              3.59        9. Financial (Diversified)                      3.59
10. Takeda Chemical Industries, Ltd.        3.55       10. Health Care (Drugs-Generic & Other)          3.55

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
=============================================================================================================

          See important fund and index disclosures inside front cover.

                             AIM JAPAN GROWTH FUND

                       ANNUAL REPORT / PERFORMANCE HISTORY

YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM JAPAN GROWTH FUND VS. BENCHMARK INDEX

7/19/85-12/31/00

in thousands
================================================================================
                       AIM JAPAN GROWTH FUND,               MSCI
DATE                     CLASS A SHARES                 JAPAN INDEX
--------------------------------------------------------------------------------
7/19/85                       9,450                       10,000
12/31/1985                    11,718                      12,554
12/31/1986                    18,904                      25,035
12/31/1987                    28,770                      35,801
12/31/1988                    35,052                      48,466
12/31/1989                    56,334                      49,299
12/31/1990                    40,145                      31,496
12/31/1991                    39,028                      34,302
12/31/1992                    30,633                      26,946
12/31/1993                    40,891                      33,805
12/31/1994                    43,574                      41,052
12/31/1995                    44,414                      41,338
12/31/1996                    41,111                      34,932
12/31/1997                    37,828                      26,664
12/31/1998                    37,625                      28,007
12/31/1999                    86,818                      45,242
12/31/2000                   $40,169                     $32,501

Source: Lipper, Inc.
Past performance cannot guarantee comparable future results.
================================================================================

    MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

ABOUT THIS CHART
This chart compares the performance of your fund's Class A shares to a benchmark index over the period 7/19/85-12/31/00. (Please note that index performance figures are for the period 7/31/85-12/31/00.) It is important to understand the differences between your fund and an index. Your fund's total return is shown with a sales charge, and it includes fund expenses and management fees. An index measures the performance of a hypothetical portfolio. A market index such as the MSCI Japan Index is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.

AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/00, including sales charges

================================================================================
CLASS A SHARES
  Inception (7/19/85)                         9.42%
  10 Years                                   -0.56
  5 Years                                    -3.08
  1 Year                                    -56.28*
  *-53.73%, excluding sales charges

CLASS B SHARES
  Inception (4/1/93)                          1.29%
  5 Years                                    -2.91
  1 Year                                    -56.13**
  **-53.97%, excluding CDSC

CLASS C SHARES
  Inception (5/3/99)                         -7.76%
  1 Year                                    -54.40***
  ***-53.97%, excluding CDSC
================================================================================

The performance of the fund's Class A, Class B and Class C shares will differ due to different fees and expenses. FOR FUND PERFORMANCE CALCULATIONS AND A DESCRIPTION OF THE INDEX ON THIS PAGE, PLEASE SEE THE INSIDE FRONT COVER.

                             AIM JAPAN GROWTH FUND

                       ANNUAL REPORT / FOR CONSIDERATION

AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
    AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms.
    Even within AIM, only people involved with servicing your accounts have access to your information.
    To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.

 A I M Capital Management, Inc. o A I M Distributors, Inc. o The AIM Family of
        Funds--Registered Trademark-- o AMVESCAP National Trust Company


                             AIM JAPAN GROWTH FUND

SCHEDULE OF INVESTMENTS

December 31, 2000

                                                     MARKET
                                      SHARES         VALUE
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS (JAPAN)-98.61%

AUTOMOBILES-2.48%

Toyota Motor Corp.                       81,400   $  2,598,478
==============================================================

BROADCASTING (TELEVISION, RADIO &
  CABLE)-1.69%

Tokyo Broadcasting System, Inc.          60,000      1,773,658
==============================================================

COMPUTERS (HARDWARE)-2.60%

NEC Corp.                               149,000      2,723,544
==============================================================

COMPUTERS (NETWORKING)-1.49%

Net One Systems Co., Ltd.                    43      1,071,803
--------------------------------------------------------------
NextCom K.K.(a)                               9        494,315
==============================================================
                                                     1,566,118
==============================================================

COMPUTERS (SOFTWARE &
  SERVICES)-1.75%

Trend Micro Inc.(a)                      14,000      1,012,594
--------------------------------------------------------------
Yahoo Japan Corp.(a)                         14        822,809
==============================================================
                                                     1,835,403
==============================================================

CONSUMER FINANCE-0.54%

Aiful Corp.                               6,950        567,111
==============================================================

ELECTRICAL EQUIPMENT-8.83%

Fujitsu Ltd.                            320,000      4,712,961
--------------------------------------------------------------
Nidec Corp.                               4,400        207,801
--------------------------------------------------------------
TDK Corp.                                23,000      2,236,838
--------------------------------------------------------------
Toshiba Corp.                           315,000      2,104,775
==============================================================
                                                     9,262,375
==============================================================

ELECTRONICS (COMPONENT
  DISTRIBUTORS)-20.75%

Kyocera Corp.                            27,600      3,010,075
--------------------------------------------------------------
Murata Manufacturing Co., Ltd.           40,400      4,734,651
--------------------------------------------------------------
Omron Corp.                             170,000      3,531,135
--------------------------------------------------------------
Rohm Co., Ltd.                           23,600      4,478,923
--------------------------------------------------------------
Sanyo Electric Co., Ltd.                354,000      2,941,228
--------------------------------------------------------------
Sony Corp.                               44,500      3,074,602
==============================================================
                                                    21,770,614
==============================================================

FINANCIAL (DIVERSIFIED)-3.59%

Orix Corp.                               37,600      3,768,550
==============================================================

                                                     MARKET
                                      SHARES         VALUE

FOODS-1.19%

Ariake Japan Co., Ltd.                   20,000   $  1,243,659
==============================================================

HEALTH CARE (DRUGS-GENERIC &
  OTHER)-3.55%

Takeda Chemical Industries, Ltd.         63,000      3,724,681
==============================================================

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-1.81%

Hogy Medical Co., Ltd.                   31,200      1,896,449
==============================================================

INVESTMENT BANKING/BROKERAGE-5.01%

Nikko Securities Co., Ltd. (The)        394,000      3,049,589
--------------------------------------------------------------
Nomura Securities Co., Ltd. (The)       123,000      2,210,644
==============================================================
                                                     5,260,233
==============================================================

MACHINERY (DIVERSIFIED)-1.09%

Fanuc Ltd.                               16,800      1,141,648
==============================================================

MANUFACTURING (SPECIALIZED)-2.81%

Nippon Sheet Glass Co., Ltd.            177,000      2,157,932
--------------------------------------------------------------
THK Co., Ltd.                            37,200        793,843
==============================================================
                                                     2,951,775
==============================================================

METALS MINING-2.19%

Mitsui Mining & Smelting Co., Ltd.      298,000      2,293,511
==============================================================

NATURAL GAS-2.27%

Tokyo Gas Co., Ltd.                     806,000      2,382,613
==============================================================

OFFICE EQUIPMENT & SUPPLIES-4.80%

Canon, Inc.                             144,000      5,037,607
==============================================================

PERSONAL CARE-7.38%

Kao Corp.                               195,000      5,662,061
--------------------------------------------------------------
Shiseido Co., Ltd.                      186,000      2,074,077
==============================================================
                                                     7,736,138
==============================================================

RAILROADS-1.56%

East Japan Railway Co.                      279      1,634,861
==============================================================

RETAIL (DEPARTMENT STORES)-3.47%

Marui Co., Ltd.                         241,000      3,635,867
==============================================================

RETAIL (GENERAL MERCHANDISE)-1.31%

Paris Miki, Inc.                         67,500      1,378,455
==============================================================

RETAIL (SPECIALTY)-0.78%

Tsutsumi Jewelry Co., Ltd.               60,000        813,888
==============================================================

                                                     MARKET
                                      SHARES         VALUE

RETAIL (SPECIALTY-APPAREL)-2.07%

Fast Retailing Co., Ltd.                 11,100   $  2,172,626
==============================================================

SERVICES (COMMERCIAL &
  CONSUMER)-5.37%

Secom Co., Ltd.                          86,500      5,636,042
==============================================================

TELECOMMUNICATIONS
  (CELLULAR/WIRELESS)-3.65%

NTT DoCoMo, Inc.                            222      3,824,908
==============================================================

TELECOMMUNICATIONS (LONG
  DISTANCE)-4.58%

Nippon Telegraph & Telephone Corp.          668      4,808,151
==============================================================
    Total Foreign Stocks & Other
      Equity Interests (JAPAN)
      (Cost $105,985,433)                          103,438,963
==============================================================

                                                     MARKET
                                      SHARES         VALUE

MONEY MARKET FUNDS-20.63%

STIC Liquid Assets Portfolio(b)      10,823,097   $ 10,823,097
--------------------------------------------------------------
STIC Prime Portfolio(b)              10,823,097     10,823,097
==============================================================
    Total Money Market Funds (Cost
      $21,646,194)                                  21,646,194
==============================================================
TOTAL INVESTMENTS-119.24%
  (Cost $127,631,627)                              125,085,157
==============================================================
LIABILITIES LESS OTHER
  ASSETS-(19.24%)                                  (20,183,176)
==============================================================
NET ASSETS-100.00%                                $104,901,981
______________________________________________________________
==============================================================

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000

ASSETS:

Investments, at market value (cost
  $127,631,627)                                 $125,085,157
------------------------------------------------------------
Foreign currencies, at value (cost $1,533,873)     1,528,619
------------------------------------------------------------
Receivables for:
  Fund shares sold                                   675,203
------------------------------------------------------------
  Dividends                                           77,606
------------------------------------------------------------
  Foreign currency contracts outstanding             826,418
------------------------------------------------------------
Other assets                                          14,739
============================================================
    Total assets                                 128,207,742
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            9,661,423
------------------------------------------------------------
  Fund shares reacquired                          13,277,601
------------------------------------------------------------
Accrued advisory fees                                 91,724
------------------------------------------------------------
Accrued administrative services fees                   4,235
------------------------------------------------------------
Accrued distribution fees                            131,384
------------------------------------------------------------
Accrued transfer agent fees                           54,005
------------------------------------------------------------
Accrued operating expenses                            85,389
============================================================
    Total liabilities                             23,305,761
============================================================
Net assets applicable to shares outstanding     $104,901,981
____________________________________________________________
============================================================

NET ASSETS:

Class A                                         $ 60,289,218
____________________________________________________________
============================================================
Class B                                         $ 39,121,450
____________________________________________________________
============================================================
Class C                                         $  5,491,313
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                            6,785,974
____________________________________________________________
============================================================
Class B                                            4,621,728
____________________________________________________________
============================================================
Class C                                              648,499
____________________________________________________________
============================================================
Class A:
  Net asset value and redemption price per
    share                                       $       8.88
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $8.88 divided by
      94.50%)                                   $       9.40
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share  $       8.46
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share  $       8.47
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 2000

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $102,570)                                    $     572,085
============================================================
Dividends from affiliated money market funds         526,085
============================================================
    Total investment income                        1,098,170
============================================================

EXPENSES:

Advisory fees                                      1,928,148
------------------------------------------------------------
Administrative services fees                          50,000
------------------------------------------------------------
Custodian fees                                       175,650
------------------------------------------------------------
Distribution fees -- Class A                         387,087
------------------------------------------------------------
Distribution fees -- Class B                         751,764
------------------------------------------------------------
Distribution fees -- Class C                         111,080
------------------------------------------------------------
Transfer agent fees                                  496,618
------------------------------------------------------------
Trustees' fees                                        14,160
------------------------------------------------------------
Other                                                165,809
============================================================
    Total expenses                                 4,080,316
============================================================
Less: Expenses paid indirectly                       (11,569)
------------------------------------------------------------
    Net expenses                                   4,068,747
============================================================
Net investment income (loss)                      (2,970,577)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND FOREIGN CURRENCY CONTRACTS:

Net realized gain (loss) from:
  Investment securities                           16,612,217
------------------------------------------------------------
  Foreign currencies                                (707,218)
============================================================
                                                  15,904,999
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                         (155,143,883)
------------------------------------------------------------
  Foreign currencies                                  10,296
------------------------------------------------------------
  Foreign currency contracts                         826,418
============================================================
                                                (154,307,169)
============================================================
Net gain (loss) from investment securities,
  foreign currencies and foreign currency
  contracts                                     (138,402,170)
============================================================
Net increase (decrease) in net assets
  resulting from operations                    $(141,372,747)
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2000 and 1999

                                                                  2000             1999
                                                              -------------    ------------
OPERATIONS:

  Net investment income (loss)                                $  (2,970,577)   $ (1,792,021)
-------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and foreign currency contracts            15,904,999     (11,813,497)
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and foreign
    currency contracts                                         (154,307,169)    155,213,033
===========================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                               (141,372,747)    141,607,515
===========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                        (4,572,797)             --
-------------------------------------------------------------------------------------------
  Class B                                                        (2,809,470)             --
-------------------------------------------------------------------------------------------
  Class C                                                          (457,787)             --
-------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       (21,137,204)     44,477,119
-------------------------------------------------------------------------------------------
  Class B                                                       (18,539,562)     41,640,397
-------------------------------------------------------------------------------------------
  Class C                                                        (1,021,999)     10,758,430
-------------------------------------------------------------------------------------------
  Advisor Class*                                                 (9,719,700)      3,653,432
===========================================================================================
    Net increase (decrease) in net assets                      (199,631,266)    242,136,893
===========================================================================================

NET ASSETS:

  Beginning of year                                             304,533,247      62,396,354
===========================================================================================
  End of year                                                 $ 104,901,981    $304,533,247
___________________________________________________________________________________________
===========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 119,137,205    $185,594,011
-------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                       (827,635)    (14,299,977)
-------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and foreign currency
    contracts                                                   (11,698,375)    (19,358,742)
-------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currencies and foreign currency
    contracts                                                    (1,709,214)    152,597,955
===========================================================================================
                                                              $ 104,901,981    $304,533,247
___________________________________________________________________________________________
===========================================================================================

* Advisor Class shares were converted to Class A shares effective as of the close of business on February 11, 2000.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2000

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Japan Growth Fund (the "Fund") is a separate series of AIM Growth Series (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of five separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund consists of three different classes of shares:
Class A shares, Class B shares and Class C shares. The Fund formerly offered Advisor Class shares; however, as of the close of business on February 11, 2000, the Advisor Class shares were converted to Class A shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On December 31, 2000, undistributed net investment income was increased by $24,282,973, undistributed net realized gains were decreased by $8,244,632 and paid in capital was decreased by $16,038,341 as a result of differing book/tax treatment of nondeductible organizational expenses, foreign currency transactions and net operating loss reclassifications. Net assets of the fund were unaffected by the reclassifications discussed above.
C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
     The Fund has a capital loss carryforward of $8,987,413 which may be carried forward to offset future taxable gains, if any, which expires in varying increments, if not previously utilized, in the year 2007.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

     Outstanding foreign currency contracts at December 31, 2000 were as follows:

                                            CONTRACT TO
   SETTLEMENT                         -----------------------                  UNREALIZED
   DATE                    CURRENCY    DELIVER      RECEIVE        VALUE      APPRECIATION
   ----------              --------   ---------   -----------   -----------   ------------
   12/15/00                 JPY       3,884,020   $35,000,000   $34,409,415     $590,585
   ---------------------------------------------------------------------------------------
   12/20/00                 JPY       1,666,530    15,000,000    14,764,167      235,833
   =======================================================================================
                                      5,550,550   $50,000,000   $49,173,582     $826,418
    ______________________________________________________________________________________
   =======================================================================================

G. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. INVESCO Japan is the Fund's sub-advisor and sub-administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.975% on the first $500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% on the Fund's average daily net assets exceeding $1.5 billion. Under the terms of a master sub-advisory agreement between AIM and INVESCO Japan, AIM pays INVESCO Japan 40% of the amount paid by the Fund to AIM.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2000, AIM was paid $50,000 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2000, AFS was paid $291,396 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended December 31, 2000, the Class A, Class B and Class C shares paid AIM Distributors $387,087, $751,764 and $111,080, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $118,634 from sales of the Class A shares of the Fund during the year ended December 31, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 2000, AIM Distributors received $107,046 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

NOTE 3-INDIRECT EXPENSES

For the year ended December 31, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $2,918 and reductions in custodian fees of $8,651 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $11,569.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the lender did not increase the collateral accordingly. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.
  At December 31, 2000, there were no securities on loan to brokers.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 2000 was $119,161,414 and $160,790,736, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2000 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $ 14,599,463
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (19,858,112)
=========================================================
Net unrealized appreciation (depreciation)
  of investment securities                   $ (5,258,649)
_________________________________________________________
=========================================================

Cost of investments for tax purposes is $130,343,806.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2000 and 1999 were as follows:

                                                                          2000                            1999
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
                                                              -----------    -------------    -----------    -------------
Sold:
  Class A                                                      28,099,376    $ 374,926,995     19,428,484    $ 241,844,051
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       2,623,447       40,508,157      7,771,106       96,657,608
--------------------------------------------------------------------------------------------------------------------------
  Class C*                                                      1,440,250       20,037,673      1,505,640       20,997,654
--------------------------------------------------------------------------------------------------------------------------
  Advisor Class**                                                 153,964        2,847,769      1,449,716       19,444,530
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                         403,242        3,979,998             --               --
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                         258,645        2,433,851             --               --
--------------------------------------------------------------------------------------------------------------------------
  Class C*                                                         38,533          362,593             --               --
--------------------------------------------------------------------------------------------------------------------------
  Advisor Class**                                                      --               --             --               --
==========================================================================================================================
Conversion of Advisor Class shares to Class A shares:***
  Class A                                                         421,633        8,116,431             --               --
--------------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                  (414,104)      (8,116,431)            --               --
==========================================================================================================================
Reacquired:
  Class A                                                     (30,003,101)    (408,160,628)   (15,790,359)    (197,366,932)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (4,271,341)     (61,481,570)    (4,429,756)     (55,017,211)
--------------------------------------------------------------------------------------------------------------------------
  Class C*                                                     (1,589,418)     (21,422,265)      (746,506)     (10,239,224)
--------------------------------------------------------------------------------------------------------------------------
  Advisor Class**                                                (226,080)      (4,451,038)    (1,182,546)     (15,791,098)
==========================================================================================================================
                                                               (3,064,954)   $ (50,418,465)     8,005,779    $ 100,529,378
__________________________________________________________________________________________________________________________
==========================================================================================================================

  * Class C shares commenced sales on May 3, 1999.
 ** Advisor Class share activity for the period January 1, 2000 through February
    11, 2000 (date of conversion).
*** Effective as of the close of business February 11, 2000, pursuant to approval by the Board of Trustees on November 3, 1999, all outstanding shares of Advisor Class shares were converted to Class A shares of the fund.

NOTE 8-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                     CLASS A
                                                              -----------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------
                                                              2000(a)    1999(a)     1998(a)    1997(a)     1996(a)
                                                              -------    --------    -------    --------    -------
Net asset value, beginning of period                          $ 20.54    $   8.90    $  8.96    $   9.76    $ 11.00
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.18)      (0.14)     (0.02)      (0.08)     (0.04)
-------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                (10.79)      11.78      (0.03)      (0.70)     (0.77)
===================================================================================================================
Total from investment operations                               (10.97)      11.64      (0.05)      (0.78)     (0.81)
===================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.69)         --         --          --         --
-------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            --          --      (0.01)      (0.02)     (0.43)
===================================================================================================================
    Total distributions                                         (0.69)         --      (0.01)      (0.02)     (0.43)
===================================================================================================================
Net asset value, end of period                                $  8.88    $  20.54    $  8.90    $   8.96    $  9.76
___________________________________________________________________________________________________________________
===================================================================================================================
Total return(b)                                                (53.73)%    130.79%     (0.54)%     (7.99)%    (7.43)%
___________________________________________________________________________________________________________________
===================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $60,289    $161,527    $37,608    $ 44,583    $63,585
___________________________________________________________________________________________________________________
===================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers(c)                                            1.79%(d)     1.87%     1.96%       1.99%      1.84%
-------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            1.79%(d)     1.87%     2.33%       2.06%      1.94%
===================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.23)%(d)    (1.03)%   (0.19)%    (0.61)%    (0.40)%
___________________________________________________________________________________________________________________
===================================================================================================================
Portfolio turnover rate                                            62%         43%        67%         58%        31%
___________________________________________________________________________________________________________________
===================================================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include sales charges.
(c) Prior to the period ended December 31, 1999, ratios include expense reductions.
(d) Ratios are based on average daily net assets of $110,596,248.

                                                                                     CLASS B
                                                              -----------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------
                                                              2000(a)    1999(a)     1998(a)    1997(a)     1996(a)
                                                              -------    --------    -------    --------    -------
Net asset value, beginning of period                          $ 19.62    $   8.55    $  8.67    $   9.49    $ 10.78
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.26)      (0.21)     (0.07)      (0.14)     (0.11)
-------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                (10.28)      11.28      (0.04)      (0.66)     (0.75)
===================================================================================================================
    Total from investment operations                           (10.54)      11.07      (0.11)      (0.80)     (0.86)
===================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.62)         --         --          --         --
-------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            --          --      (0.01)      (0.02)     (0.43)
===================================================================================================================
    Total distributions                                         (0.62)         --      (0.01)      (0.02)     (0.43)
===================================================================================================================
Net asset value, end of period                                $  8.46    $  19.62    $  8.55    $   8.67    $  9.49
___________________________________________________________________________________________________________________
===================================================================================================================
Total return(b)                                                (54.02)%    129.47%     (1.25)%     (8.42)%    (8.05)%
___________________________________________________________________________________________________________________
===================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $39,121    $117,953    $22,815    $ 24,250    $32,116
___________________________________________________________________________________________________________________
===================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers(c)                                            2.44%(d)     2.52%     2.61%       2.64%      2.49%
-------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            2.44%(d)     2.52%     2.98%       2.71%      2.59%
===================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.88)%(d)    (1.68)%   (0.84)%    (1.26)%    (1.05)%
___________________________________________________________________________________________________________________
===================================================================================================================
Portfolio turnover rate                                            62%         43%        67%         58%        31%
___________________________________________________________________________________________________________________
===================================================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges.
(c) Prior to the period ended December 31, 1999, ratios include expense reductions.
(d) Ratios are based on average daily net assets of $75,176,436.

                                                                        CLASS C
                                                              ----------------------------
                                                                              MAY 3, 1999
                                                                              (DATE SALES
                                                                               COMMENCED)
                                                               YEAR ENDED          TO
                                                              DECEMBER 31,    DECEMBER 31,
                                                                2000(a)         1999(a)
                                                              ------------    ------------
Net asset value, beginning of period                             $19.62         $ 10.33
------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.26)          (0.17)
------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (10.27)           9.46
==========================================================================================
    Total from investment operations                             (10.53)           9.29
==========================================================================================
Less distributions from dividends from net investment income      (0.62)             --
==========================================================================================
Net asset value, end of period                                   $ 8.47         $ 19.62
__________________________________________________________________________________________
==========================================================================================
Total return(b)                                                  (53.97)%         89.93%
__________________________________________________________________________________________
==========================================================================================
Ratios/supplemental data:
  Net assets, end of period (000s omitted)                       $5,491         $14,891
__________________________________________________________________________________________
==========================================================================================
Ratio of expenses to average net assets:
  Without fee waivers                                              2.44%(c)        2.52%(d)
==========================================================================================
Ratio of net investment income (loss) to average net assets       (1.88)%(c)      (1.68)%(d)
__________________________________________________________________________________________
==========================================================================================
Portfolio turnover rate                                              62%             43%
__________________________________________________________________________________________
==========================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average daily net assets of $11,107,960.
(d) Annualized.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Trustees of AIM Growth Series and Shareholders of AIM Japan Growth Fund:

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Japan Growth Fund (hereafter referred to as the "Fund") at December 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                       PRICEWATERHOUSECOOPERS LLP

                       Boston, Massachusetts
                       February 19, 2001

BOARD OF TRUSTEES                                      OFFICERS                              OFFICE OF THE FUND
Robert H. Graham                                       Robert H. Graham                      11 Greenway Plaza
Chairman, President and Chief Executive Officer,       Chairman and President                Suite 100
A I M Management Group Inc.                                                                  Houston, TX 77046
                                                       Dana R. Sutton
C. Derek Anderson                                      Vice President and Treasurer          INVESTMENT MANAGER
Senior Managing Partner,
Plantagenet Capital                                    Melville B. Cox                       A I M Advisors, Inc.
Management, LLC (an investment                         Vice President                        11 Greenway Plaza
partnership); Chief Executive Officer,                                                       Suite 100
Plantagenet Holdings, Ltd.                             Gary T. Crum                          Houston, TX 77046
(an investment banking firm)                           Vice President
                                                                                             TRANSFER AGENT
Frank S. Bayley                                        Carol F. Relihan
Partner, law firm of                                   Vice President and Secretary          A I M Fund Services, Inc.
Baker & McKenzie                                                                             P.O. Box 4739
                                                       Mary J. Benson                        Houston, TX 77210-4739
Ruth H. Quigley                                        Assistant Vice President and
Private Investor                                       Assistant Treasurer                   CUSTODIAN

                                                       Sheri Morris                          State Street Bank and Trust Company
                                                       Assistant Vice President and          225 Franklin Street
                                                       Assistant Treasurer                   Boston, MA 02110

                                                       Nancy L. Martin                       COUNSEL TO THE FUND
                                                       Assistant Secretary
                                                                                             Kirkpatrick & Lockhart LLP
                                                       Ofelia M. Mayo                        1800 Massachusetts Avenue, N.W.
                                                       Assistant Secretary                   Washington, D.C. 20036-1800

                                                       Kathleen J. Pflueger                  COUNSEL TO THE TRUSTEES
                                                       Assistant Secretary
                                                                                             Paul, Hastings, Janofsky & Walker LLP
                                                       Timothy D. Yang                       Twenty Third Floor
                                                       Assistant Secretary                   555 South Flower Street
                                                                                             Los Angeles, CA 90071

                                                                                             DISTRIBUTOR

                                                                                             A I M Distributors, Inc.
                                                                                             11 Greenway Plaza
                                                                                             Suite 100
                                                                                             Houston, TX 77046

                                                                                             AUDITORS

                                                                                             PricewaterhouseCoopers LLP
                                                                                             160 Federal Street
                                                                                             Boston, MA 02110

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to Shareholders during the Fund's tax year ended December 31, 2000, 0% is eligible for the dividends received deduction for corporations.

                     -------------------------------------

                            THE AMOUNT OF INVESTMENT

                           RISK YOU UNDERTAKE DEPENDS

                            ON SEVERAL FACTORS: YOUR

                           FINANCIAL OBJECTIVES, YOUR

                            RISK TOLERANCE AND YOUR

                                 TIME HORIZON.

                     -------------------------------------

THE AIM FUNDS-REGISTERED TRADEMARK-- RISK SPECTRUM

On the back cover of this fund report, you'll find the funds in the AIM family divided into the following categories: sector, international/global, domestic, taxable and tax-free. You'll also notice that the funds in each category are listed from more aggressive to more conservative.
    Within each category of this risk spectrum, we assessed each fund on the basis of three factors: its holdings, volatility patterns and diversification. From that assessment, we assigned a degree of risk to each fund and ordered them accordingly.
    Mutual funds typically invest in stocks, bonds or money market instruments, each with varying levels of potential risk and reward. Generally, the riskier the investment, the greater the potential reward.

o Stock funds usually offer the most upside potential, but they also carry the greatest risk. Funds that invest in large, well-established companies generally have lower risk/reward potential than funds that invest in small, fast-growing companies.
o Funds that invest in a broad range of industries are considered more diversified and less risky--and potentially less rewarding--than funds that invest in a single sector, such as technology.
o Funds that invest in international markets tend to have higher risk/reward potential than those that invest solely in domestic securities.
o Bond funds are generally considered safer and therefore potentially less rewarding than stock funds. Funds that invest in U.S. Treasury securities typically have lower risk/reward potential than funds that invest in higher-yielding junk bonds.
o Money market funds, while considered extremely safe, typically produce lower returns than stock and bond funds. Moreover, it is possible that a money market fund's returns will not keep pace with inflation.

    The amount of investment risk you undertake depends on several factors: your financial objectives, your risk tolerance and your time horizon. Are you saving for your later years or are you investing to buy a large item, like a car or a house, soon? Are you a young adult early in your work life, or are you approaching retirement?
    If your investment plan has a rather long time horizon, you may be able to invest more aggressively because you could have time to recoup should you experience losses. If your needs are more immediate, you may need to be more conservative to meet your goal.
    Because these factors change over time, it's a good idea to reassess your portfolio periodically to make sure it still meets your needs. Your financial advisor can help you figure out if your portfolio is right where it should be or if it could use some fine-tuning.
    In assessing your investments, remember to keep diversification in mind. Such a strategy, where you spread your investments over several types of mutual funds, may help mitigate volatility and/or risk in your portfolio because not all investments behave the same way at the same time.
    AIM has a large selection of mutual funds to choose from. See your financial advisor for insight into which ones would best fit in your portfolio.

                THE AIM FAMILY OF FUNDS--Registered Trademark--

                                  EQUITY FUNDS

    DOMESTIC EQUITY FUNDS                     INTERNATIONAL/GLOBAL EQUITY FUNDS           A I M Management Group Inc. has
                                                                                          provided leadership in the mutual
       MORE AGGRESSIVE                                 MORE AGGRESSIVE                    fund industry since 1976 and
                                                                                          managed approximately $170 billion
AIM Small Cap Opportunities(1)               AIM Latin American Growth                    in assets for nine million
AIM Mid Cap Opportunities(2)                 AIM Developing Markets                       shareholders, including individual
AIM Large Cap Opportunities(3)               AIM European Small Company                   investors, corporate clients and
AIM Emerging Growth                          AIM Asian Growth                             financial institutions, as of
AIM Small Cap Growth(4)                      AIM Japan Growth                             December 31, 2000.
AIM Aggressive Growth                        AIM International Emerging Growth                The AIM Family of
AIM Mid Cap Growth                           AIM European Development                     Funds--Registered Trademark-- is
AIM Small Cap Equity                         AIM Euroland Growth                          distributed nationwide, and AIM
AIM Capital Development                      AIM Global Aggressive Growth                 today is the eighth-largest mutual
AIM Constellation                            AIM International Equity                     fund complex in the United States
AIM Dent Demographic Trends                  AIM Advisor International Value              in assets under management,
AIM Select Growth                            AIM Worldwide Spectrum                       according to Strategic Insight, an
AIM Large Cap Growth                         AIM Global Trends                            independent mutual fund monitor.
AIM Weingarten                               AIM Global Growth                                AIM is a subsidiary of AMVESCAP
AIM Mid Cap Equity                                                                        PLC, one of the world's largest
AIM Value II                                          MORE CONSERVATIVE                   independent financial services
AIM Charter                                                                               companies with $402 billion in
AIM Value                                            SECTOR EQUITY FUNDS                  assets under management as of
AIM Blue Chip                                                                             December 31, 2000.
AIM Basic Value                                        MORE AGGRESSIVE
AIM Large Cap Basic Value
AIM Balanced                                 AIM New Technology
AIM Advisor Flex                             AIM Global Telecommunications and Technology
                                             AIM Global Infrastructure
      MORE CONSERVATIVE                      AIM Global Resources
                                             AIM Global Financial Services
                                             AIM Global Health Care
                                             AIM Global Consumer Products and Services
                                             AIM Advisor Real Estate
                                             AIM Global Utilities

                                                      MORE CONSERVATIVE

                               FIXED-INCOME FUNDS

TAXABLE FIXED-INCOME FUNDS                     TAX-FREE FIXED-INCOME FUNDS

    MORE AGGRESSIVE                                   MORE AGGRESSIVE

AIM Strategic Income                         AIM High Income Municipal
AIM High Yield II                            AIM Tax-Exempt Bond of Connecticut
AIM High Yield                               AIM Municipal Bond
AIM Income                                   AIM Tax-Free Intermediate
AIM Global Income                            AIM Tax-Exempt Cash
AIM Floating Rate(5)
AIM Intermediate Government                         MORE CONSERVATIVE
AIM Limited Maturity Treasury
AIM Money Market

  MORE CONSERVATIVE

The AIM risk spectrum shown above illustrates the relative risk of AIM's equity and fixed-income funds within a specified group of funds in The AIM Family of Funds--Registered Trademark--. When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. (1) AIM Small Cap Opportunities Fund closed to new investors Nov. 4, 1999. (2) AIM Mid Cap Opportunities Fund closed to new investors March 21, 2000.
(3) AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000. (4) AIM Small Cap Growth Fund closed to new investors Nov. 8, 1999. (5) AIM Floating Rate Fund was restructured to offer multiple share classes April 3, 2000. Existing shares were converted to Class B shares, and Class C shares commenced offering.
    FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after April 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter end.

[DALBAR LOGO APPEARS HERE]                              [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--

                                                          INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

A I M Distributors, Inc.                                                JPG-AR-1

PART C.  OTHER INFORMATION

Item 15. Indemnification

         Pursuant to the Maryland General Corporation Law and the Registrant's Charter and By-Laws, the Registrant may indemnify any person who was or is a director, officer, employee or agent of the Registrant to the maximum extent permitted by the Maryland General Corporation Law. The specific terms of such indemnification are reflected in the Registrant's Charter and By-Laws, which are incorporated herein as part of this Registration Statement. No indemnification will be provided by the Registrant to any director or officer of the Registrant for any liability to Registrant or shareholders to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered hereby, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy, as expressed in the Act, and will be governed by the final adjudication of such issue. Insurance coverage is provided under a joint Mutual Fund and Investment Advisory Professional Directors and Officers Liability Policy, issued by ICI Mutual Insurance Company, with a $35,000,000 limit of liability.

Item 16.      Exhibits.

1      (a)    Articles of Restatement, dated November 14, 1994, were filed electronically as an Exhibit to Post-Effective Amendment No. 9 on February 28, 1996, and are hereby incorporated by reference.

       (b) Articles Supplementary to Articles of Incorporation of Registrant, dated June 12, 1997, were filed electronically as an Exhibit to Post-Effective Amendment No. 12 on August 4, 1997, and are hereby incorporated by reference.

       (c) Articles of Amendment to Articles of Incorporation of Registrant, dated October 14, 1997, were filed electronically as an Exhibit to Post-Effective Amendment No. 13 on October 17, 1997, and are hereby incorporated by reference.

       (d) Articles Supplementary to Articles of Incorporation of Registrant, dated June 9, 1999, were filed electronically as an Exhibit to Post-Effective Amendment No. 17 on February 23, 2000, and are hereby incorporated by reference.

       (e) Articles Supplementary to Articles of Incorporation of Registrant, dated December 23, 1999, were filed electronically as an Exhibit to Post-Effective Amendment No. 17 on February 23, 2000, and are hereby incorporated by reference.

2      (a)    Amended and Restated By-Laws, dated effective December 11, 1996, were filed electronically as an Exhibit to Post-Effective
              Amendment No. 10 on February 24, 1997, and are hereby incorporated by reference.

       (b) First Amendment, dated June 9, 1999, to Amended and Restated By-Laws of Registrant were filed electronically as an Exhibit to Post-Effective Amendment No. 17 on February 23, 2000, and are hereby incorporated by reference.

3             Voting Trust Agreements - None.

4 A copy of the form of Agreement and Plan of Reorganization between the Registrant and AIM Growth Series is attached as Appendix I to the Combined Proxy Statement and Prospectus contained in this Registration Statement.

5 Articles V and VII of the Articles of Restatement, as amended, and Articles I and IV of the Amended and Restated Bylaws defining the rights of holders of shares were filed electronically as Exhibits to Post-Effective Amendment No. 9 on February 28, 1996 and Post-Effective Amendment No. 10 on February 24, 1997, respectively, and are hereby incorporated by reference.

6      (a)    Master Investment Advisory Agreement, dated June 21, 2000, between
              A I M Advisors, Inc. and AIM International Funds, Inc. was filed electronically as an Exhibit to Post-Effective Amendment No. 21 on June 20, 2000, and is hereby incorporated by reference.

       (b)    (1)    Copy of Foreign Country Selection and Mandatory Securities
                     Depository Delegation Agreement, dated September 9, 1998, between Registrant and A I M Advisors, Inc. was filed electronically as an Exhibit in Post-Effective Amendment
                     No. 15 on December 23, 1998, and is hereby incorporated by reference.

              (2) Amendment No. 1, dated September 28, 1998, to Foreign Country Selection and Mandatory Securities Depository Responsibilities Delegation Agreement, dated September 9, 1998, between Registrant and A I M Advisors, Inc. was filed electronically as an Exhibit in Post-Effective Amendment No. 15 on December 23, 1998, and is hereby incorporated by reference.

              (3) Amendment No. 2, dated December 14, 1998, to Foreign Country Selection and Mandatory Securities Depositary Responsibilities Delegation Agreement, dated September 9, 1998, between Registrant and A I M Advisors, Inc. was filed electronically as an Exhibit to Post-Effective Amendment No. 16 on February 19, 1999, and is hereby incorporated by reference.

              (4) Amendment No. 3, dated December 22, 1998, to Foreign Country Selection and Mandatory Securities Depositary Responsibilities Delegation Agreement, dated September 9, 1998, between Registrant and A I M Advisors, Inc. was filed electronically as an Exhibit to Post-Effective Amendment No. 16 on February 19, 1999, and is hereby incorporated by reference.

              (5) Amendment No. 4, dated January 16, 1999, to Foreign Country Selection and Mandatory Securities Depositary Responsibilities Delegation Agreement, dated September 9, 1998, between Registrant and A I M Advisors, Inc. was filed electronically as an Exhibit to Post-Effective Amendment No. 16 on February 19, 1999, and is hereby incorporated by reference.

              (6) Amendment No. 5, dated March 1, 1999, to Foreign Country Selection and Mandatory Securities Depositary Responsibilities Delegation Agreement, dated September 9, 1998, between Registrant and A I M Advisors, Inc. was filed electronically as an Exhibit to Post-Effective Amendment No. 16 on February 19, 1999, and is hereby incorporated by reference.

              (7) Amendment No. 6, dated March 18, 1999, to Foreign Country Selection and Mandatory Securities Depositary Responsibilities Delegation Agreement, dated September 9, 1998, between Registrant and A I M Advisors, Inc. was filed electronically as an Exhibit to Post-Effective Amendment No. 17 on February 23, 2000, and is hereby incorporated by reference.

              (8) Amendment No. 7, dated November 15, 1999, to Foreign Country Selection and Mandatory Securities Depositary Responsibilities Delegation Agreement, dated September 9, 1998, between Registrant and A I M Advisors, Inc. was filed electronically as an Exhibit to Post-Effective Amendment No. 17 on February 23, 2000, and is hereby incorporated by reference.

       (c)    Master Sub-Advisory Agreement, dated November 1, 1997, between
              A I M Advisors, Inc. and INVESCO Global Asset Management Limited was filed electronically as an Exhibit to Post-Effective Amendment No. 13 on October 17, 1997, and is hereby incorporated by reference.

       (d) Sub-Sub-Advisory Agreement, dated November 1, 1997, between INVESCO Global Asset Management Limited and INVESCO Asset Management Limited was filed electronically as an Exhibit to Post-Effective Amendment No. 13 on October 17, 1997, and is hereby incorporated by reference.

       (e) Sub-Sub-Advisory Agreement, dated November 1, 1997, between INVESCO Global Asset Management Limited and INVESCO Asia Limited was filed electronically as an Exhibit to Post-Effective Amendment No. 13 on October 17, 1997, and is hereby incorporated by reference.

7      (a)    (1)    Master Distribution Agreement, dated February 28, 1997,
                     between Registrant (on behalf of the portfolios' Class B shares) and A I M Distributors, Inc. was filed electronically as an Exhibit to Post-Effective Amendment
                     No. 11 on May 16, 1997, and is hereby incorporated by reference.

              (2) Amendment No. 1, dated November 1, 1997, to Master Distribution Agreement between Registrant (on behalf of the portfolios' Class B shares) and A I M Distributors, Inc. was filed electronically as an Exhibit to Post-Effective Amendment No. 13 on October 17, 1997, and is hereby incorporated by reference.

       (b) Second Amended and Restated Master Distribution Agreement, dated July 1, 2000, between Registrant (on behalf of the portfolios' Class A and Class C shares) and A I M Distributors, Inc. was filed electronically as an Exhibit to Post-Effective Amendment No. 22 on February 22, 2001, and is hereby incorporated by reference.

       (c) Form of Selected Dealer Agreement between A I M Distributors, Inc. and selected dealers was filed electronically as an Exhibit to Post-Effective Amendment No. 15 on December 23, 1998, and is hereby incorporated by reference.

       (d) Form of Selected Dealer Agreement for Investment Companies Managed by A I M Advisors, Inc. was filed electronically as an Exhibit to Post-Effective Amendment No. 22 on February 22, 2001, and is hereby incorporated by reference.

       (e) Form of Bank Selling Group Agreement between A I M Distributors, Inc. and banks was filed electronically as an Exhibit to Post-Effective Amendment No. 15 on December 23, 1998, and is hereby incorporated by reference.

8      (a)    AIM Funds Retirement Plan for Eligible Directors/Trustees, as
              restated March 7, 2000, was filed as an Exhibit to Post-Effective
              Amendment No. 21, on June 20, 2000, and is hereby incorporated by reference.

       (b) Form of Director Deferred Compensation Agreement for Registrant's Non-Affiliated Directors, as amended March 7, 2000, was filed as an Exhibit to Post-Effective Amendment No. 21, on June 20, 2000, and is hereby incorporated by reference.

9      (a)    (1)    Master Custodian Contract, dated May 1, 2000, between
                     Registrant and State Street Bank and Trust Company, was filed as an Exhibit to Post-Effective Amendment No. 21, on June 20, 2000, and is hereby incorporated by reference.

              (2) Amendment to Custodian Contract, dated May 1, 2000, between Registrant and State Street Bank and Trust Company, was filed as an Exhibit to Post-Effective Amendment No. 21, on June 20, 2000, and is herby incorporated by reference.

       (b)    (1)    Subcustodian Agreement with Texas Commerce Bank, dated
                     September 9, 1994, among Texas Commerce Bank National
                     Association, State Street Bank and Trust Company, A I M
                     Fund Services, Inc. and Registrant was filed electronically as an Exhibit to Post-Effective Amendment No. 9 on February
                     28, 1996, and is hereby incorporated by reference.

              (2) Amendment No. 1, dated October 2, 1998, to Subcustodian Agreement with Chase Bank of Texas, N.A. (formerly, Texas Commerce Bank) among Chase Bank of Texas, N.A. (formerly, Texas Commerce Bank), State Street Bank and Trust Company, A I M Fund Services, Inc. and Registrant was filed electronically as an Exhibit to Post-Effective Amendment No. 17 on February 23, 2000, and is hereby incorporated by reference.

10     (a)    Third Amended and Restated Master Distribution Plan, dated
              December 31, 2000, for Registrant's Class B shares was filed electronically as an Exhibit to Post-Effective Amendment No. 22 on February 22, 2001, and is hereby incorporated by reference.

       (b) Fourth Amended and Restated Master Distribution Plan, dated July 1, 2000, for Registrant's Class A and Class C shares was filed electronically as an Exhibit to Post-Effective Amendment No. 22 on February 22, 2001, and is hereby incorporated by reference.

       (c) Form of Shareholder Service Agreement to be used in connection with Registrant's Master Distribution Plan was filed electronically as an Exhibit to Post-Effective Amendment No. 16 on February 19, 1999, and is hereby incorporated by reference.

       (d) Form of Bank Shareholder Service Agreement to be used in connection with Registrant's Master Distribution Plan was filed electronically as an Exhibit to Post-Effective Amendment No. 16 on February 19, 1999, and is hereby incorporated by reference.

       (e) Form of Agency Pricing Agreement (for Class A Shares) to be used in connection with Registrant's Master Distribution Plan was filed electronically as an Exhibit to Post-Effective Amendment No. 16 on February 19, 1999, and is hereby incorporated by reference.

       (f) Forms of Service Agreement for Brokers for Bank Trust Departments and for Bank Trust Departments to be used in connection with Registrant's Master Distribution Plan were filed electronically as an Exhibit to Post-Effective Amendment No. 16 on February 19, 1999, and is hereby incorporated by reference.

       (g) Form of Variable Group Annuity Contractholder Service Agreement to be used in connection with Registrant's Master Distribution Plan was filed electronically as an Exhibit to Post-Effective Amendment No. 16 on February 19, 1999, and is hereby incorporated by reference.

       (h) Form of Shareholder Service Agreement for Shares of the AIM Mutual Funds was filed electronically as an Exhibit to Post-Effective Amendment No. 22 on February 22, 2001 and is hereby incorporated by reference.

       (i) Third Amended and Restated Multiple Class Plan (Rule 18f-3 Plan) was filed electronically as an Exhibit to Post-Effective Amendment No. 17 on February 23, 2000, and is hereby incorporated by reference.

11 Opinion of Counsel and Consent of Ballard Spahr Andrews & Ingersoll, LLP, as to the legality of the securities being registered is filed herewith electronically.

12 Opinion of Counsel of Ballard Spahr Andrews & Ingersoll, LLP, with respect to tax matters will be filed as part of a Post-Effective Amendment to this Registration Statement.

13     (a)    (1)    Transfer Agency and Service Agreement, dated November 1,
                     1994, between the Registrant and A I M Fund Services, Inc.
                     was filed as an Exhibit to Registrant's Post-Effective
                     Amendment No. 7 on February 23, 1995, and was filed electronically as an Exhibit to Post-Effective Amendment
                     No. 9 on February 28, 1996, and is hereby incorporated by reference.

              (2) Amendment No. 1, dated August 4, 1997, to the Transfer Agency and Service Agreement, dated as of November 1, 1994, between the Registrant and A I M Fund Services, Inc., was filed electronically as an Exhibit to Post-Effective Amendment No. 13 on October 17, 1997, and is hereby incorporated by reference.

              (3) Amendment No. 2, dated January 1, 1999, to the Transfer Agency and Service Agreement, dated as of November 1, 1994, between Registrant and A I M Fund Services, Inc., was filed electronically as an Exhibit to Post-Effective Amendment No. 17 on February 23, 2000, and is hereby incorporated by reference.

              (4) Amendment No. 3, dated July 1, 2000, to the Transfer Agency and Service Agreement, dated November 1, 1994, between Registrant and A I M Fund Services, Inc. was filed electronically as an Exhibit to Post-Effective Amendment No. 22 on February 22, 2001, and is hereby incorporated by reference.

       (b)    (1)    Remote Access and Related Services Agreement, dated
                     December 23, 1994, between the Registrant and The
                     Shareholder Services Group, Inc. was filed as an Exhibit to Post-Effective Amendment No. 7 on February 23, 1995, and was filed electronically as an Exhibit to Post-Effective
                     Amendment No. 9 on February 28, 1996, and is hereby incorporated by reference.

              (2) Amendment No. 1, dated October 4, 1995, to the Remote Access and Related Services Agreement, dated December 23, 1994, between the Registrant and First Data Investor Services Group, Inc. (formerly The Shareholder Services Group, Inc.) was filed electronically as an Exhibit to Post-Effective Amendment No. 9 on February 28, 1996, and is hereby incorporated by reference.

              (3) Addendum No. 2, dated October 12, 1995, to the Remote Access and Related Services Agreement, dated December 23, 1994, between the Registrant and First Data Investor Services Group, Inc. was filed electronically as an Exhibit to Post-Effective Amendment No. 9 on February 28, 1996, and is hereby incorporated by reference.

              (4) Amendment No. 3, dated February 1, 1997, to the Remote Access and Related Services Agreement, dated December 23, 1994, between the Registrant and First Data Investor Services Group, Inc. was filed electronically as an Exhibit to Post-Effective Amendment No. 12 on August 4, 1997, and is hereby incorporated by reference.

              (5) Amendment No. 4, dated June 30, 1998, to the Remote Access and Related Services Agreement, dated December 23, 1994, between the Registrant and First Data Investor Services Group, Inc. was filed electronically as an Exhibit to Post-Effective Amendment No. 15 on December 23, 1998, and is hereby incorporated by reference.

              (6) Amendment No. 5, dated July 1, 1998, to the Remote Access and Related Services Agreement, dated December 23, 1994, between the Registrant and First Data Investor Services Group, Inc., was filed electronically as an Exhibit to Post-Effective Amendment No. 15 on December 23, 1998, and is hereby incorporated by reference.

              (7) Exhibit 1, effective as of August 4, 1997, to the Remote Access and Related Services Agreement, dated December 23, 1994, between the Registrant and First Data Investor Services Group, Inc. was filed electronically as an Exhibit to Post-Effective Amendment No. 14 on February 20, 1998, and is hereby incorporated by reference.

              (8) Amendment No. 6, dated August 30, 1999, to the Remote Access and Related Services Agreement, dated December 23, 1994, between the Registrant and First Data Investor Services Group, Inc., was filed electronically as an Exhibit to Post-Effective Amendment No. 17 on February 23, 2000, and is hereby incorporated by reference.

              (9) Amendment No. 7, dated February 29, 2000, to the Remote Access and Related Services Agreement, dated December 23, 1994, between the Registrant and First Data Investor Services Group, Inc., was filed electronically as an Exhibit to Post-Effective Amendment No. 22 on February 22, 2001, and is hereby incorporated by reference.

              (10) Amendment No. 8, dated June 26, 2000, to the Remote Access and Related Services Agreement, dated December 23, 1994, between the Registrant and First Data Investor Services Group, Inc., was filed electronically as an Exhibit to Post-Effective Amendment No. 22 on February 22, 2001, and is hereby incorporated by reference.

              (11) Amendment No. 9, dated June 26, 2000, to the Remote Access and Related Services Agreement, dated December 23, 1994, between the Registrant and First Data Investor Services Group, Inc., was filed electronically as an Exhibit to Post-Effective Amendment No. 22 on February 22, 2001, and is hereby incorporated by reference.

              (12) Amendment No. 10, dated July 28, 2000, to the Remote Access and Related Services Agreement, dated December 23, 1994, between Registrant and First Data Investor Services Group, Inc., was filed electronically as an Exhibit to Post-Effective Amendment No. 22 on February 22, 2001, and is hereby incorporated by reference.

       (c) Preferred Registration Technology Escrow Agreement, dated September 10, 1997, between Registrant and First Data Investor Services Group, Inc., was filed electronically as an Exhibit to Post-Effective Amendment No. 14 on February 20, 1998, and is hereby incorporated by reference.

       (d) Master Administrative Services Agreement, dated June 21, 2000, between A I M Advisors, Inc. and AIM International Funds, Inc. was filed as an Exhibit to Post-Effective Amendment No. 21, on June 20, 2000, and is hereby incorporated by reference.

       (e)    (1)    Shareholder Sub-Accounting Services Agreement among the
                     Registrant, First Data Investor Services Group (formerly
                     The Shareholder Services Group, Inc.), Financial Data
                     Services, Inc. and Merrill Lynch, Pierce, Fenner & Smith,
                     Inc., was filed as an Exhibit to Registrant's
                     Post-Effective Amendment No. 1 on February 23, 1993, and was filed electronically as an Exhibit to Post-Effective
                     Amendment No. 9 on February 28, 1996, and is hereby incorporated by reference.

              (2) Notice of Addition of Funds to Shareholder Sub-Accounting Services Agreement, dated February 1, 1993, was filed as an Exhibit to Registrant's Post-Effective Amendment No. 1 on February 23, 1993, and was filed electronically as an Exhibit to Post-Effective Amendment No. 10 on February 24, 1997, and is hereby incorporated by reference.

              (3) Notice of Addition of Funds to Shareholder Sub-Accounting Services Agreement, dated November 1, 1997, among the Registrant, First Data Investor Services Group, Inc., Financial Data Services, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated was filed electronically as an Exhibit to Post-Effective Amendment No. 13 on October 17, 1997, and is hereby incorporated by reference.

              (4) Notice of Addition of Funds to Shareholder Sub-Accounting Services Agreement, dated September 28, 1998, among the Registrant, First Data Investor Services Group, Inc., Financial Data Services, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated was filed electronically as an Exhibit to Post-Effective Amendment No. 16 on February 19, 1999, and is hereby incorporated by reference.

              (5) Notice of Addition of Funds to Shareholder Sub-Accounting Services Agreement, dated March 1, 1999, among the Registrant, First Data Investor Services Group, Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated was filed electronically as an Exhibit to Post-Effective Amendment No. 17 on February 23, 2000, and is hereby incorporated by reference.

              (6) Notice of Addition of Funds to Shareholder Sub-Accounting Services Agreement, dated May 12, 1999, among the Registrant, First Data Investor Services Group, Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated was filed electronically as an Exhibit to Post-Effective Amendment No. 17 on February 23, 2000, and is hereby incorporated by reference.

              (7) Notice of Addition of Funds to Shareholder Sub-Accounting Services Agreement, dated November 1, 1999, among the Registrant, First Data Investor Services Group, Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated was filed electronically as an Exhibit to Post-Effective Amendment No. 17 on February 23, 2000, and is hereby incorporated by reference.

              (8) Notice of Addition of Funds to Shareholder Sub-Accounting Services Agreement, dated December 31, 1999, among the Registrant, First Data Investor Services Group, Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated was filed electronically as an Exhibit to Post-Effective Amendment No. 17 on February 23, 2000, and is hereby incorporated by reference.

       (f)    (1)    Memorandum of Agreement, dated March 1, 1999, between
                     Registrant, on behalf of AIM Asian Growth Fund, AIM Global
                     Income Fund and AIM International Equity Fund, and A I M
                     Advisors, Inc. was filed as an Exhibit to Post-Effective
                     Amendment No. 22 on February 22, 2001, and is hereby incorporated by reference.

              (2) Memorandum of Agreement, dated June 12, 2000, between Registrant, on behalf of AIM Asian Growth Fund, AIM Global Income Fund and AIM Global Growth Fund, and A I M Advisors, Inc. was filed as an Exhibit to Post-Effective Amendment No. 22 on February 22, 2001, and is hereby incorporated by reference.

              (3) Memorandum of Agreement, dated effective June 21, 2000, between Registrant, on behalf of AIM Asian Growth Fund, AIM European Development Fund, AIM Global Aggressive Growth Fund, AIM Global Growth Fund, AIM Global Income Fund and AIM International Equity Fund, and A I M Advisors, Inc. was filed as an Exhibit to Post-Effective Amendment No. 22 on February 22, 2001, and is hereby incorporated by reference.

14     (a)    Consent of KPMG LLP is filed herewith electronically.

       (b) Consent of PricewaterhouseCoopers LLP is filed herewith electronically.

15     Omitted Financial Statements - None.

16     Powers of Attorney - None.

17 Form of Proxy for the Special Meeting of Shareholders of AIM Growth Series is filed herewith electronically.

Item 17. Undertakings

         (1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CRF 203.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

         (3) The undersigned registrant undertakes to file an opinion of counsel supporting the tax matters and consequences to shareholders discussed in the prospectus in a post-effective amendment to this registration statement.

                                   SIGNATURES

         Pursuant to the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Houston, State of Texas, on the 11th day of May, 2001.

                                      AIM INTERNATIONAL FUNDS, INC.
                                       Registrant


                                       By:  /s/ Robert H. Graham
                                            ------------------------------------
                                            Robert H. Graham
                                            President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                                              TITLE                                           DATE
/s/ Robert H. Graham                                   Chairman, Director & President              May 11, 2001
--------------------------------------------------
Robert H. Graham

/s/ Bruce L. Crockett                                  Director                                    May 11, 2001
--------------------------------------------------
Bruce L. Crockett

/s/ Owen Daly II                                       Director                                    May 11, 2001
--------------------------------------------------
Owen Daly II

/s/ Albert R. Dowden                                   Director                                    May 11, 2001
--------------------------------------------------
Albert R. Dowden

/s/ Edward K. Dunn                                     Director                                    May 11, 2001
--------------------------------------------------
Edward K. Dunn

/s/ Jack Fields                                        Director                                    May 11, 2001
--------------------------------------------------
Jack Fields

/s/ Carl Frischling                                    Director                                    May 11, 2001
--------------------------------------------------
Carl Frischling

/s/ Prema Mathai-Davis                                 Director                                    May 11,2001
--------------------------------------------------
Prema Mathai-Davis

/s/ Lewis F. Pennock                                   Director                                    May 11, 2001
--------------------------------------------------
Lewis F. Pennock

/s/ Louis Sklar                                        Director                                    May 11, 2001
--------------------------------------------------
Louis Sklar

/s/ Dana R. Sutton                                     Vice President & Treasurer                  May 11, 2001
--------------------------------------------------     (Principal Financial Officer)
Dana R. Sutton

                                  EXHIBIT INDEX


EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
11                Opinion of Counsel and Consent of Ballard Spahr Andrews &
                  Ingersoll, LLP as to securities registered

14(a)             Consent of KPMG LLP

  (b)             Consent of PricewaterhouseCoopers LLP

17                Form of Proxy